UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05084

Mutual of America Investment Corporation

(Exact name of registrant as specified in charter)

320 Park Avenue, New York, N.Y. 10022

(Address of principal executive offices) (Zip code)

James J. Roth

Chairman of the Board, President and Chief Executive Officer

Mutual of America Investment Corporation

320 Park Avenue

New York, NY 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 224-1600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders follows:

DECEMBER 31, 2021

Annual Reports of Mutual of America Investment Corporation Funds

This report is not to be construed as an offering for sale of any Variable Policy. No offering is made except in conjunction with a prospectus, which must precede or accompany this report.

MUTUAL OF AMERICA INVESTMENT CORPORATION

We are pleased to present the Mutual of America Investment Corporation (the “Investment Company”) Annual Report. This Report includes important information regarding the performance and financial position of the Investment Company’s funds for the year ended December 31, 2021.

During 2021, all three of the major financial markets provided an extraordinarily good year for equities, with the Dow Jones Industrial Average, Nasdaq and S&P 500® Index (S&P 500) finishing the year at or near all-time highs. Several events led to these record highs, including the rollout of Covid-19 vaccines, unprecedented U.S. government fiscal and monetary support, strong consumer balance sheets, sturdy consumer spending and robust corporate earnings. Building in the background on the domestic front, however, were some potentially unfavorable trends, especially by year-end: the highly contagious Omicron variant of Covid-19, tighter monetary policy, the highest inflation in 30 years, the failure to pass more fiscal stimulus, and modest earnings growth in the equity market. Mutual of America Capital Management LLC looks at the impact these issues had on the economy and financial markets in 2021 and explores how they may influence market movements in early 2022.

Strong Year in Equity Markets

Even in the face of accelerating headwinds last year, the equity markets rallied. For example, the S&P 500 increased by 4.5% in December and finished 2021 up 28.7% — easily outpacing its 18.4% rise in 2020. During the year, the S&P 500 set 70 record highs, which is the second-most ever, behind the 77 in 1995. It was also the third-highest annual gain on record; and there was only one pullback of 5% in September. In the last three-year period, the S&P 500 doubled, something the Index had not achieved in a three-year period since the 1995-2000 stretch of the Technology Bubble, also known as the Dot-Com Bubble. Over the most recent two-year period, U.S. equity markets outperformed international equity markets, reflecting the earlier vaccination adoption success in the United States. Value stocks, both large and small, achieved much better returns than in 2020. This was especially true in the first half of 2021, given their high operating leverage to the reopening of the economy.

Performance of Select Indexes — Calendar-Year Returns
Select Indexes	2021	2020

S&P 500® Index	28.7%	18.4%
Nasdaq	22.2%	45.1%
Russell 1000® Growth	27.6%	38.5%
Russell 1000 Value	25.1%	2.8%
Russell 2000®	14.8%	19.9%
Russell 2000 Growth	2.8%	34.6%
Russell 2000 Value	28.2%	4.6%
MSCI EAFE	11.3%	7.8%

Source: Bloomberg

The 10-year U.S. Treasury bond yield was on a roller coaster most of the year as investors debated whether inflation in the economy was transitory or more of a long-term problem. To recap, yields began the year at 0.91%, hit a one-year high of 1.74% on March 31, 2021, fell to 1.17% by August 3, 2021, and rose once again to 1.51% by December 31, 2021. At this point, the 10-year Treasury is back to pre-pandemic levels and, given the outlook on inflation, yields appear likely to trend higher. For the full-year period, the 10-year Treasury was down 3.7%, the 30-year Treasury declined 4.7%, the Bloomberg U.S. Corporate Bond Index declined 1.0% and the Bloomberg U.S. Aggregate Index declined 1.5%.

Inflation Concerns Grow

Inflation continues to be problematic, and its rise is being caused by a variety of factors, including increases in global commodities, rising consumer demand, wage pressures and supply-chain bottlenecks. By November of last year, all three well-known inflation gauges showed heightened and increasing levels well above the U.S. Federal Reserve’s (Fed) average target of 2.0%: 1) the Bureau of Economic Affairs’ Personal Consumption Expenditures (PCE) — the Fed’s preferred inflation gauge — was up 4.7% year-over-year; 2) the Producer Price Index, which sometimes predicts the direction of consumer prices, was up 9.6%; and 3) the Consumer Price Index (CPI), the most widely recognized gauge, was up 6.8% — its highest level since June of 1982. The CPI provides a statistical measure of the average change in prices in a fixed market basket of consumer goods and services. The December CPI came in at 7.0%, marking the 10th consecutive month that inflation was above the Fed’s target rate.

The ongoing effect of inflation has directly impacted consumers’ purchasing power. Gas prices jumped nationwide during 2021, with an average of $3.38 per gallon on December 27, 2021—an increase of more than $1.00 per gallon from December 2020. Food prices jumped 6.1% over the year, while used car and truck prices increased 31.4%. Home prices surged, as well. The most recent S&P/Case-Shiller U.S. National Home Price Index, from October 2021, reported a 19.1% annual gain. While down slightly from 19.7% in September 2021, these are very strong numbers that will continue to keep the CPI elevated in the coming months.

Supply-chain issues also added to the heightened concern about inflation over the last year. These issues include global chip shortages due to supply-chain disruptions caused by the Covid-19 pandemic, a sharp rise in demand for electronic goods because more people are working from home, and a lack of investing in chip manufacturing capacity. Industries most hurt by the chip shortage include automotive and technology (especially computer, cell phone and video game manufacturers). Shipping and transportation also were affected by mounting supply-chain issues, due to a shortage of dockworkers and truckers. At the end of November, there were 94 ships waiting to dock at the ports of Los Angeles and Long Beach, California. The delays in shipping increased costs for consumers and continued to affect the availability of goods during the holiday season and into the new year.

The Powell Pivot

With such increases affecting consumers, it’s no surprise the Fed is keenly focused on curbing inflation. The December 2021 meeting of the Federal Open Market Committee (FOMC), which included seven members of the Board of Governors of the Federal Reserve System, made it clear that the Fed’s inflation goals have been achieved and that Chairman Jerome Powell had signaled a hawkish pivot. Part of that pivot included an accelerated pace of tapering, and the Fed now anticipates their program of quantitative easing will be concluded by March of 2022. The Fed also released a revised schedule of economic projections, which now indicates that they anticipate at least three 25-basis-point interest-rate increases during 2022. The Fed also projects that the labor market will continue to improve, with the unemployment rate declining to 3.5% by the end of 2022, which is well below its longer-run rate of 4.0%. The Fed is sending a clear message to the market that it is concerned about inflation, and it will use the tools at its disposal to keep the economy from derailing as a result of inflation.

Build Back Better Act

As for major legislation by the federal government, President Joe Biden and Democratic leaders have already twice scaled back their ambitions for the social-spending and climate-change bill known as the Build Back Better Act — first by reducing its cost from $6 trillion to $3.5 trillion, and then down to $1.7 trillion. While West Virginia Senator Joe Manchin’s opposition in December ended his party’s hopes of passing the $1.75 trillion bill before the end of 2021, some Democrats hoped they could get Manchin to support an even smaller version in 2022, or pass popular components of the bill as separate, stand-alone measures. Although Manchin said he has not restarted talks with party leaders yet, it does not mean negotiations have ended. Democratic leaders see the bill’s passage as critical in helping their party to gain political momentum going into the midterm elections this November. If a bill does come together, it would probably include these Democratic priorities: major climate-change provisions that include generous subsidies for green energy, enhanced child tax credits, Medicare expansion, childcare and universal preschool. These priorities would be financed with tax increases and drug price controls. The child tax credit remains the biggest sticking point, and meeting Manchin’s demands would mean dropping several other major Democratic priorities.

A Challenged Labor Market

With consistent job growth every month in 2021, the economy added 6.45 million jobs, the highest aggregate calendar-year gain on record going back to 1940. This represents 84% of the jobs lost at the start of the pandemic, leaving the total employment level 3.6 million jobs shy of where it stood in February of 2020. The unemployment rate of 3.9% in December 2021 represented a decline of 0.3 percentage points from 4.2% in November. This marked the first time that unemployment has been under 4.0% since the pandemic began, and the largest-ever one-year drop in the unemployment rate on record. As a point of comparison, in February 2020, before the outbreak of the pandemic in the U.S., the unemployment rate was at a 50-year low of 3.5%, and the number of unemployed persons was 5.7 million.

Even with strong job growth and a low unemployment rate, there are some indications that the labor markets may be challenged going forward. First, the U.S. Bureau of Labor Statistics’ Job Openings and Labor Turnover Survey (JOLTS) for November showed that the number of job openings nationwide was still above 10 million for the fifth month in a row. Second, the labor force participation rate in the U.S. was 61.9% in December 2021, remaining 1.5 percentage points lower than in February 2020 (63.4%) before the pandemic started — and thus representing a labor force that is nearly 2.4 million smaller. The workforce has shrunk for a number of reasons, including that: 1) many people close to retirement decided not to return to work, due to healthcare concerns and lifestyle changes; 2) childcare issues, as there is a lack of caretakers to meet demand, and the cost of care has increased; and 3) more recently, workers are hesitant to reenter the workforce due to the emergence of the Omicron variant. Another indication is that average hourly earnings continued to climb in December and were up 4.7% year over year. All told, millions of job openings, fewer people in the labor market and rising wages could exacerbate the already high levels of inflation.

Equity Valuations

The earnings recovery in 2021 was among the most remarkable in the modern history of the equity markets, with earnings increasing by an estimated 49%. This increase, which is the result of soaring revenue combined with a cost structure that was held flat through the pandemic, is similar to what happened after the financial crisis of 2008-09. Most macroeconomists estimate that the S&P 500 will earn $227 a share in 2022, which represents year-over-year earnings growth of 9%. Currently, the S&P 500 trades at a forward price-to-earnings (P/E) multiple of 21, which is elevated relative to the historic range of 14 to 15 times for forward multiples. Last year, the market became even more narrow, with a relatively small number of stocks driving returns. During the final week of December, while the S&P 500 was setting new record highs, 334 companies in the Index hit new 52-week lows, more than double the number that marked new one-year highs. This has happened only three other times, all in December of 1999, during the Dot-Com Bubble. Another take on this phenomenon is to look at the five largest names in the Index — Apple, Microsoft, Amazon, Facebook and Alphabet — they accounted for roughly 25% of the overall 28.7% return to the Index in 2021. In related news, on January 3, 2022, Apple became the first company to be worth $3 trillion. Apple’s market value is greater than the $2.76 trillion Gross Domestic Product (GDP) of the United Kingdom, and it is approaching the $3.85 trillion GDP of Germany.

Outlook

As we begin a new year, there are a number of positives and negatives facing the U.S. economy and financial markets. On the positive side, the country has experienced strong jobs growth, robust corporate earnings, strong consumer spending and low interest rates. On the negative side, there are higher levels of inflation, created by a sluggish supply of labor participation and supply-chain issues. Additionally, the Omicron variant emerged, and infections surged. This variant appears to be more contagious but less lethal than previous variants, at least among the segment of the population who have been vaccinated. Therefore, it is less likely that widespread lockdowns will occur to hamper economic growth. However, this remains a risk. Finally, many stocks, especially the top names in the S&P 500, carry valuations that are potentially stretched. With this in mind, we continue to favor value-oriented stocks, which have better valuation support. We will continue to monitor these issues and other events that might impact our outlook in the coming months.

The total return performance (net of investment management and other operating expenses) for each of the Investment Company Funds is reflected below:

Total Returns — Year Ended December 31, 2021

Equity Index Fund	28.50%
All America Fund	27.07%
Small Cap Value Fund	32.29%
Small Cap Growth Fund	10.38%
Small Cap Equity Index Fund	26.56%
Mid Cap Value Fund	34.35%
Mid-Cap Equity Index Fund	24.56%
Composite Fund	16.48%
International Fund	10.37%
Catholic Values Index Fund	28.99%
Retirement Income Fund	5.77%
2015 Retirement Fund	8.11%
2020 Retirement Fund	9.80%
2025 Retirement Fund	11.96%
2030 Retirement Fund	15.29%
2035 Retirement Fund	17.84%
2040 Retirement Fund	19.89%
2045 Retirement Fund	20.57%
2050 Retirement Fund	20.82%
2055 Retirement Fund	21.11%

Total Returns — Year Ended December 31, 2021
2060 Retirement Fund	21.60%
2065 Retirement Fund	21.73%
Conservative Allocation Fund	7.82%
Moderate Allocation Fund	14.19%
Aggressive Allocation Fund	18.21%
Money Market Fund	- 0.17%
Mid-Term Bond Fund	- 2.02%
Bond Fund	- 2.45%

For variable annuity owners or participants in a group variable annuity, the above performance figures do not reflect the deduction of respective Separate Account fees and expenses imposed by Mutual of America Life Insurance Company. All Fund performances presented throughout this report are historical, reflect the full reinvestment of dividends paid, and should not be considered indicative of future results.

The pages that immediately follow include brief discussions of each Fund’s performance for the year ended December 31, 2021, compared to its relevant index. Also presented are graphs and tables for each Fund (except for the Money Market Fund) which illustrates each Fund’s respective:

●	Historical total return achieved over specific periods and expressed as an average annual rate;

●	Value in dollars of a $10,000 hypothetical investment at the beginning of each specified period; and

●	Historical performance compared to an appropriate index.

Following the discussions are the graphical representations of the asset allocations of each Fund and an illustration of each Fund’s operating expenses. The portfolios of each Fund and financial statements are presented in the pages that follow.

Thank you for your continued investment in our Funds.

Sincerely,

James J. Roth

Chairman of the Board,

President and Chief Executive Officer

Mutual of America Investment Corporation

The views expressed in this Annual Report are subject to change at any time based on market and other conditions and should not be construed as a recommendation. This Report contains forward-looking statements which speak only as of the date they were made and involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed herein. Readers are cautioned not to place undue reliance on our forward-looking statements, as we assume no obligation to update these forward-looking statements. Readers assume any and all responsibility for any investment decision made as a result of the views expressed herein.

S&P® and S&P 500® are trademarks of Standard & Poor’s Financial Services LLC.

EQUITY INDEX FUND (Unaudited)

The Equity Index Fund’s objective is to replicate the performance of the S&P 500® Index (S&P 500), which consists of 500 stocks chosen by Standard & Poor’s for market size, liquidity and industry group representation. The S&P 500 is a market-weighted index of 500 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ, with each stock’s weight in the index proportionate to its market value. The weightings make each company’s influence on the S&P 500’s performance directly proportional to that company’s market value.

The Equity Index Fund’s performance for the year ended December 31, 2021, was 28.67% before expenses and 28.50% after expenses. The benchmark returned 28.71%. Note that the Equity Index Fund’s performance includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

GROWTH OF A $10,000 INVESTMENT

Equity Index Fund
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,850	28.50%
5 Years	$23,156	18.28%
10 Years	$45,530	16.36%

S & P 500 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,871	28.71%
5 Years	$23,342	18.47%
10 Years	$46,259	16.55%

The line representing the performance return of the Equity Index Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

ALL AMERICA FUND (Unaudited)

The investment objective of the All America Fund is to outperform the S&P 500® Index (S&P 500). The All America Fund is approximately 60% passively invested in the 500 stocks that comprise the S&P 500, with the remaining 40% actively managed, comprised of 20% mid-cap capitalization stocks and 20% small cap stocks, thus providing exposure to all levels of market capitalization among domestic stocks.

For the year ended December 31, 2021, the S&P 500 of large capitalization stocks increased by 28.71% on a total return basis, while the Russell® Midcap Core Index was up 22.58% and the Russell Midcap® Value Index was up 28.34%. The Russell 2000® Growth Index increased 2.83% and the Russell 2000® Value Index increased 28.27%.

The All America Fund’s return for the year ended December 31, 2021, before expenses was 27.69% and 27.07% after expenses versus the benchmark return of 28.71%. The underperformance of the Fund versus the S&P 500 during the year was due to the underperformance of the small and mid capitalization segments of the Fund as compared to the large capitalization benchmark.

GROWTH OF A $10,000 INVESTMENT

All America Fund
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,707	27.07%
5 Years	$20,863	15.82%
10 Years	$39,180	14.61%

S & P 500 INDEX
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,871	28.71%
5 Years	$23,342	18.47%
10 Years	$46,259	16.55%

The line representing the performance return of the All America Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

SMALL CAP VALUE FUND (Unaudited)

The investment objective of the Small Cap Value Fund is capital appreciation. The Small Cap Value Fund generally invests in companies that are below $3 billion in market capitalization and have lower price-to-book characteristics than the overall market.

For the year ended December 31, 2021, the Small Cap Value Fund returned 33.35% before expenses and 32.29% after expenses versus a 28.27% return for the Russell 2000® Value Index. Within the benchmark the best performing sectors were Energy and Retail, while the worst performing sectors were Healthcare and Utilities.

Stock selection was the primary driver of positive performance versus the benchmark. Sectors contributing to Fund performance included Industrials and Technology, while sectors detracting from Fund performance included Retail and Real Estate.

GROWTH OF A $10,000 INVESTMENT

Small Cap Value Fund
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$13,229	32.29%
5 Years	$13,991	6.94%
10 Years	$25,490	9.80%

Russell 2000 Value Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,827	28.27%
5 Years	$15,435	9.07%
10 Years	$31,140	12.03%

The line representing the performance return of the Small Cap Value Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

SMALL CAP GROWTH FUND (Unaudited)

The investment objective of the Small Cap Growth Fund is capital appreciation. The Small Cap Growth Fund invests in growth stocks within the small capitalization marketplace. The Fund returned 11.27% before expenses and 10.38% after expenses during the year ended December 31, 2021. The Fund’s benchmark, the Russell 2000® Growth Index, returned 2.83% for the comparable period.

We had attractive results outperforming by just over 8.4 percentage points. Our performance was largely driven by stock selection as opposed to large sector exposures. The Fund’s strong relative performance came from the Consumer Discretionary and Healthcare sectors. The Industrial and Consumer Service sectors were drags on performance but not meaningfully. Although the Russell 2000 Growth Index hit a new high on February 9th of 2021, the index had a fairly underwhelming calendar year. Growth stocks ended the year similar to how they began with higher-growth companies lagging their lower growth cohorts and valuation multiples compressing. We continue to focus on companies with improving fundamentals. We believe as geo-political uncertainties and economic concerns abate from current levels, growth companies could become more favorably viewed by the investment community.

GROWTH OF A $10,000 INVESTMENT

Small Cap Growth Fund
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$11,039	10.38%
5 Years	$21,689	16.72%
10 Years	$36,079	13.66%

Russell 2000 Growth Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$10,283	2.83%
5 Years	$19,706	14.53%
10 Years	$37,515	14.14%

The line representing the performance return of the Small Cap Growth Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

SMALL CAP EQUITY INDEX FUND (Unaudited)

The Small Cap Equity Index Fund invests in the 600 stocks that comprise the S&P SmallCap 600® Index (S&P SmallCap 600). The S&P SmallCap 600 is a market-weighted index of 600 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ. The weightings make each company’s influence on the S&P SmallCap 600’s performance directly proportional to that company’s market value.

The Small Cap Equity Index Fund’s return for year ended December 31, 2021, was 26.74% before expenses and 26.56% after expenses. The return of the S&P SmallCap 600 was 26.82%. Note that the performance of the Small Cap Equity Index Fund includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

GROWTH OF A $10,000 INVESTMENT

Small Cap Equity Index Fund
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,656	26.56%
Since 7/2/18 (Inception)	$14,303	10.74%

S & P 600 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,682	26.82%
Since 7/2/18 (Inception)	$14,497	11.20%

The line representing the performance return of the Small Cap Equity Index Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

MID CAP VALUE FUND (Unaudited)

The investment objective of the Mid Cap Value Fund is to outperform the Russell Midcap® Value Index. The Mid Cap Value Fund generally invests in companies that are between $1 billion and $20 billion in market capitalization and have lower price-to-book characteristics.

For the year ended December 31, 2021, the Mid Cap Value Fund returned 35.23% before expenses and 34.35% after expenses versus a 28.34% return for the Russell Midcap® Value Index. Within the benchmark the best performing sectors were Energy and Finance, while the worst performing sectors were Consumer Cyclical and Healthcare.

Stock selection was the primary driver of positive performance versus the benchmark. Sectors contributing to Fund performance included Industrial and Healthcare, while sectors detracting from Fund performance included Real Estate and Basic Materials.

GROWTH OF A $10,000 INVESTMENT

Mid Cap Value Fund
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$13,435	34.35%
5 Years	$17,327	11.62%
10 Years	$31,415	12.11%

Russell Mid Cap Value Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,834	28.34%
5 Years	$17,014	11.22%
10 Years	$35,284	13.44%

The line representing the performance return of the Mid Cap Value Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

MID-CAP EQUITY INDEX FUND (Unaudited)

The Mid-Cap Equity Index Fund invests in the 400 stocks that comprise the S&P MidCap 400® Index (S&P MidCap 400). The S&P MidCap 400 is a market-weighted index of 400 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ. The weightings make each company’s influence on the S&P MidCap 400’s performance directly proportional to that company’s market value. The companies included in the S&P MidCap 400 tend to be typical of this asset class, the medium-capitalized sector of the U.S. securities market.

The Mid-Cap Equity Index Fund’s performance for the year ended December 31, 2021, was 24.73% before expenses and 24.56% after expenses. The return of the S&P MidCap 400 was 24.76%. Note that the performance of the Mid-Cap Equity Index Fund includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

GROWTH OF A $10,000 INVESTMENT

Mid-Cap Equity Index Fund
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,456	24.56%
5 Years	$18,343	12.89%
10 Years	$37,132	14.01%

S & P MidCap 400 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,476	24.76%
5 Years	$18,496	13.09%
10 Years	$37,737	14.20%

The line representing the performance return of the Mid-Cap Equity Index Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

COMPOSITE FUND (Unaudited)

The Composite Fund seeks capital appreciation and current income by investing in a diversified portfolio of common stocks, debt securities and money market instruments.

The primary investment objective of the fixed income portion of the fund is to provide a high level of current income, consistent with capital preservation, while minimizing volatility. It does this by investing primarily in investment grade publicly traded debt securities. The securities held include corporate, U.S. agency and mortgage-backed securities, all of which normally yield more than U.S. Treasury issues.

For the year ended December 31, 2021, the fixed income portion of the Fund had a total return of -1.73% before expenses. The Bloomberg Barclays U.S. Aggregate Index returned -1.54% for the year ended December 31, 2021.

The primary objective of the equity portion of the Composite Fund is to provide exposure to a diversified portfolio of primarily large capitalization, domestic equity securities that have the potential to outperform their peer group over the medium to long term. The portfolio has a focus on dividend income and aims to continually earn a dividend yield that is higher than that of its benchmark without taking significant over or under weights in any sector.

For the year ended December 31, 2021, the equity portion of the Fund had a total return of 30.47% (before expenses), outperforming the S&P 500® Index (S&P 500) which increased 28.71%.

The Fund’s aggregate performance for the year ended December 31, 2021 was 17.02% before expenses and 16.48% after expenses, versus a 15.96% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

Composite Fund
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$11,648	16.48%
5 Years	$17,053	11.25%
10 Years	$26,298	10.14%

S & P 500 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,871	28.71%
5 Years	$23,342	18.47%
10 Years	$46,259	16.55%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,846	-1.54%
5 Years	$11,916	3.57%
10 Years	$13,308	2.90%

FTSE 3 - Month T-Bill Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$10,005	0.05%
5 Years	$10,568	1.11%
10 Years	$10,617	0.60%

The line representing the performance return of the Composite Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return lines of the Indices do not. Past performance is not indicative of future results.

INTERNATIONAL FUND (Unaudited)

The International Fund seeks capital appreciation by investing in stocks of large and mid-cap companies in developed market countries located outside of the United States and Canada that are reflected or contained in the Morgan Stanley Capital International, Inc. Europe, Australasia and Far East® Index (MSCI EAFE® Index). Previously, the International Fund was invested mainly in exchange traded funds that reflect, replicate or follow the country weightings of the MSCI EAFE® Index. The Fund had also invested a small percentage of assets in exchange traded funds that provide exposure to emerging markets and to companies with small market capitalizations in developed market countries. The Securities and Exchange Commission revoked the exemptive orders that allowed these investments in exchange traded funds effective on January 19, 2022. Currently, the International Fund is invested directly in the stocks of companies represented in the MSCI EAFE® Index, except to the extent that it is permissible to invest in exchange traded funds within the general limitations of the Investment Company Act of 1940.

For the year ended December 31, 2021, the International Fund returned 10.50% before expenses and 10.37% after expenses. The return of the MSCI EAFE benchmark was 11.26%. The fund’s benchmark closes earlier in the day than the actual market for the fund’s investments. This time lag can result in both positive and negative performance differences.

GROWTH OF A $10,000 INVESTMENT

International Fund
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$11,036	10.37%
5 Years	$15,584	9.27%
10 Years	$21,172	7.79%

MSCI EAFE Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$11,126	11.26%
5 Years	$15,775	9.55%
10 Years	$21,650	8.03%

The line representing the performance return of the International Fund includes expenses, such as direct management fees and expenses of the underlying ETFs in which the Fund invests that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

CATHOLIC VALUES INDEX FUND (Unaudited)

The Catholic Values Index Fund’s objective is to replicate the performance of the S&P 500® Catholic Values Index (Catholic Values Index). The Catholic Values Index is designed to provide exposure to U.S. large capitalization stocks included in the S&P 500® Index (S&P 500) while maintaining alignment with the moral and social teachings of the Catholic Church. The Catholic Values Index is based on the S&P 500, and generally comprises approximately 500 or less U.S. listed common stocks. All index constituents are members of the S&P 500 and follow the eligibility criteria for that index. From this starting universe, constituents are screened to exclude companies involved in activities which are perceived to be inconsistent with Catholic values as outlined in the Socially Responsible Investment Guidelines of the United States Conference of Catholic Bishops, currently including the protection of human life, promotion of human dignity, reducing arms production, affordable housing and banking, protection of the environment and encouraging corporate responsibility. The Catholic Values Index then reweights the remaining constituents so that the Catholic Values Index’s sector exposures approximate the sector exposures on the S&P 500.

The Catholic Values Index Fund’s performance for the year ended December 31, 2021, was 29.27% before expenses and 28.99% after expenses. The benchmark returned 29.29%. Note that the Catholic Values Index Fund’s performance includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

GROWTH OF A $10,000 INVESTMENT

Catholic Values Index Fund
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,899	28.99%
Since 9/30/20 (Inception)	$14,463	34.27%

S & P 500 Catholic Values Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,929	29.29%
Since 9/30/20 (Inception)	$14,523	34.72%

The line representing the performance return of the Catholic Values Index Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

RETIREMENT INCOME FUND (Unaudited)

The objective of the Retirement Income Fund is current income consistent with the preservation of capital and, to a lesser extent, capital appreciation. The Retirement Income Fund invests primarily in the fixed-income funds of the Investment Company and also invests in two equity funds of the Investment Company. The Fund’s current target allocation is approximately 75% of net assets in fixed-income funds (approximately 35% in the Bond, 25% in the Mid-Term Bond Funds and 15% in the Money Market Fund) and approximately 25% of net assets in equity funds (20% in the Equity Index Fund and 5% in the Mid-Cap Equity Index Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2021).

Performance for the Retirement Income Fund is compared to the Bloomberg Barclays U.S. Aggregate Bond Index (60% weighting), the FTSE 3-Month Treasury Bill Index (15% weighting) and the S&P 500® Index (25% weighting). For the year ended December 31, 2021, the Fund returned 5.89% before expenses and 5.77% after expenses, versus a 5.70% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

Retirement Income Fund
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$10,577	5.77%
5 Years	$13,497	6.16%
10 Years	$17,650	5.84%

S & P 500 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,871	28.71%
5 Years	$23,342	18.47%
10 Years	$46,259	16.55%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,846	-1.54%
5 Years	$11,916	3.57%
10 Years	$13,308	2.90%

FTSE 3 - Month T-Bill Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$10,005	0.05%
5 Years	$10,568	1.11%
10 Years	$10,617	0.60%

The line representing the performance return of the Retirement Income Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2015 RETIREMENT FUND (Unaudited)

The objective of the 2015 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a retirement in 2015. The 2015 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 67% of net assets in fixed-income funds (37% in the Bond Fund, 20% in the Mid-Term Bond Fund and 10% in the Money Market Fund) and approximately 33% of net assets in equity funds (approximately 22% in the Equity Index Fund, 6% in the Mid-Cap Equity Index Fund and 5% in the International Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2021).

Performance for the 2015 Retirement Fund is compared to the Bloomberg Barclays U.S. Aggregate Bond Index (57% weighting), the FTSE 3-Month Treasury Bill Index (10% weighting) and the S&P 500® Index (33% weighting). For the year ended December 31 2021, the Fund returned 8.25% before expenses and 8.11% after expenses, versus a 7.93% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2015 Retirement Fund
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$10,811	8.11%
5 Years	$14,402	7.57%
10 Years	$21,158	7.78%

S & P 500 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,871	28.71%
5 Years	$23,342	18.47%
10 Years	$46,259	16.55%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,846	-1.54%
5 Years	$11,916	3.57%
10 Years	$13,308	2.90%

FTSE 3 - Month T-Bill Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$10,005	0.05%
5 Years	$10,568	1.11%
10 Years	$10,617	0.60%

The line representing the performance return of the 2015 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2020 RETIREMENT FUND (Unaudited)

The objective of the 2020 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a retirement in 2020. The 2020 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 57% of net assets in fixed-income funds (37% in the Bond Fund, 15% in the Mid-Term Bond Fund and 5% in the Money Market Fund) and approximately 43% of net assets in equity funds (approximately 23% in the Equity Index Fund, 8% in the Mid-Cap Equity Index Fund, 8% in the International Fund and 2% each in the Small Cap Growth and Small Cap Value Funds) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2021).

Performance for the 2020 Retirement Fund is compared to the Bloomberg Barclays U.S. Aggregate Bond Index (52% weighting), the FTSE 3-Month Treasury Bill Index (5% weighting) and the S&P 500® Index (43% weighting). For the year ended December 31, 2021, the Fund returned 9.89% before expenses and 9.80% after expenses, versus a 10.79% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2020 Retirement Fund
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$10,980	9.80%
5 Years	$15,202	8.74%
10 Years	$23,328	8.84%

S & P 500 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,871	28.71%
5 Years	$23,342	18.47%
10 Years	$46,259	16.55%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,846	-1.54%
5 Years	$11,916	3.57%
10 Years	$13,308	2.90%

FTSE 3 - Month T-Bill Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$10,005	0.05%
5 Years	$10,568	1.11%
10 Years	$10,617	0.60%

The line representing the performance return of the 2020 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2025 RETIREMENT FUND (Unaudited)

The objective of the 2025 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2025. The 2025 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 53% of net assets in equity funds (approximately 27% in the Equity Index Fund, 12% in the Mid-Cap Equity Index Fund, 10% in the International Fund and 2% each in the Small Cap Growth and Small Cap Value Funds) and approximately 47% of net assets in fixed-income funds (32% in the Bond Fund, 10% in the Mid-Term Bond Fund and 5% in the Money Market Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2021).

Performance for the 2025 Retirement Fund is compared to the S&P 500® Index (53% weighting), the Bloomberg Barclays U.S. Aggregate Bond Index (42% weighting) and the FTSE 3-Month Treasury Bill Index (5% weighting). For the year ended December 31, 2021, the Fund returned 12.05% before expenses and 11.96% after expenses, versus a 13.80% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2025 Retirement Fund
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$11,196	11.96%
5 Years	$16,038	9.91%
10 Years	$25,985	10.02%

S & P 500 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,871	28.71%
5 Years	$23,342	18.47%
10 Years	$46,259	16.55%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,846	-1.54%
5 Years	$11,916	3.57%
10 Years	$13,308	2.90%

FTSE 3 - Month T-Bill Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$10,005	0.05%
5 Years	$10,568	1.11%
10 Years	$10,617	0.60%

The line representing the performance return of the 2025 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2030 RETIREMENT FUND (Unaudited)

The objective of the 2030 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2030. The 2030 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 65% of net assets in equity funds (approximately 33% in the Equity Index Fund, 15% in the Mid-Cap Equity Index Fund, 12% in the International Fund, 2% each in the Small Cap Growth and Small Cap Value Funds and 1% in the Small Cap Equity Index Fund) and approximately 35% of net assets in fixed-income funds (25% in the Bond Fund, 5% in the Mid-Term Bond Fund and 5% in the Money Market Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2021).

Performance for the 2030 Retirement Fund is compared to the S&P 500® Index (65% weighting), the Bloomberg Barclays U.S. Aggregate Bond Index (30% weighting) and the FTSE 3-Month Treasury Bill Index (5% weighting). For the year ended December 31, 2021, the Fund returned 15.38% before expenses and 15.29% after expenses, versus a 17.50% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2030 Retirement Fund
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$11,529	15.29%
5 Years	$17,027	11.23%
10 Years	$28,692	11.11%

S & P 500 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,871	28.71%
5 Years	$23,342	18.47%
10 Years	$46,259	16.55%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,846	-1.54%
5 Years	$11,916	3.57%
10 Years	$13,308	2.90%

FTSE 3—Month T-Bill Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$10,005	0.05%
5 Years	$10,568	1.11%
10 Years	$10,617	0.60%

The line representing the performance return of the 2030 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2035 RETIREMENT FUND (Unaudited)

The objective of the 2035 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2035. The 2035 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 75% of net assets in equity funds (approximately 37% in the Equity Index Fund, 16% in the Mid-Cap Equity Index Fund, 15% in the International Fund, 3% each in the Small Cap Growth and Small Cap Value Funds and 1% in the Small-Cap Equity Index Fund) and approximately 25% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2021).

Performance for the 2035 Retirement Fund is compared to the S&P 500® Index (75% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (25% weighting). For the year ended December 31, 2021, the Fund returned 17.93% before expenses and 17.84% after expenses, versus a 20.55% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2035 Retirement Fund
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$11,784	17.84%
5 Years	$17,799	12.22%
10 Years	$30,810	11.90%

S & P 500 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,871	28.71%
5 Years	$23,342	18.47%
10 Years	$46,259	16.55%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,846	-1.54%
5 Years	$11,916	3.57%
10 Years	$13,308	2.90%

The line representing the performance return of the 2035 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2040 RETIREMENT FUND (Unaudited)

The objective of the 2040 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2040. The 2040 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 83% of net assets in equity funds (approximately 41% in the Equity Index Fund, 17% in the Mid-Cap Equity Index Fund, 17% in the International Fund, 3% each in the Small Cap Growth and Small Cap Value Funds and 2% in the Small-Cap Equity Index Fund) and approximately 17% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2021).

Performance for the 2040 Retirement Fund is compared to the S&P 500® Index (83% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (17% weighting). For the year ended December 31, 2021, the Fund returned 19.99% before expenses and 19.89% after expenses, versus a 23.12% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2040 Retirement Fund
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$11,989	19.89%
5 Years	$18,258	12.79%
10 Years	$31,812	12.26%

S & P 500 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,871	28.71%
5 Years	$23,342	18.47%
10 Years	$46,259	16.55%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,846	-1.54%
5 Years	$11,916	3.57%
10 Years	$13,308	2.90%

The line representing the performance return of the 2040 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2045 RETIREMENT FUND (Unaudited)

The objective of the 2045 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2045. The 2045 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 86% of net assets in equity funds (approximately 42% in the Equity Index Fund, 17% in the Mid-Cap Equity Index Fund, 18% in the International Fund, 4% each in the Small Cap Growth and Small Cap Value Funds and 1% in the Small-Cap Equity Index Fund) and approximately 14% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2021).

Performance for the 2045 Retirement Fund is compared to the S&P 500® Index (86% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (14% weighting). For the year ended December 31, 2021, the Fund returned 20.67% before expenses and 20.57% after expenses, versus a 24.09% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2045 Retirement Fund
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,057	20.57%
5 Years	$18,350	12.90%
10 Years	$31,936	12.31%

S & P 500 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,871	28.71%
5 Years	$23,342	18.47%
10 Years	$46,259	16.55%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,846	-1.54%
5 Years	$11,916	3.57%
10 Years	$13,308	2.90%

The line representing the performance return of the 2045 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2050 RETIREMENT FUND (Unaudited)

The objective of the 2050 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2050. The 2050 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 88% of net assets in equity funds (approximately 41% in the Equity Index Fund, 18% in the Mid-Cap Equity Index Fund, 19% in the International Fund, 4% each in the Small Cap Growth and Small Cap Value Funds and 2% in the Small-Cap Equity Index Fund) and approximately 12% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2021).

Performance for the 2050 Retirement Fund is compared to the S&P 500® Index (88% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (12% weighting). For the year ended December 31, 2021, the Fund returned 20.92% before expenses and 20.82% after expenses, versus a 24.74% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2050 Retirement Fund
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,082	20.82%
5 Years	$18,367	12.93%
Since 10/1/12 (Inception)	$28,498	11.98%

S & P 500 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,871	28.71%
5 Years	$23,342	18.47%
Since 10/1/12 (Inception)	$39,728	16.08%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,846	-1.54%
5 Years	$11,916	3.57%
Since 10/1/12 (Inception)	$12,798	2.70%

The line representing the performance return of the 2050 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2055 RETIREMENT FUND (Unaudited)

The objective of the 2055 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2055. The 2055 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 90% of net assets in equity funds (approximately 40% in the Equity Index Fund, 19% in the Mid-Cap Equity Index Fund, 20% in the International Fund, 5% each in the Small Cap Growth and Small Cap Value Funds and 1% in the Small-Cap Equity Index Fund) and approximately 10% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2021).

Performance for the 2055 Retirement Fund is compared to the S&P 500® Index (90% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (10% weighting). For the year ended December 31, 2021, the Fund returned 21.23% before expenses and 21.11% after expenses, versus a 25.40% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2055 Retirement Fund
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,111	21.11%
5 Years	$18,451	13.03%
Since 10/1/16 (Inception)	$19,189	13.22%

S & P 500 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,871	28.71%
5 Years	$23,342	18.47%
Since 10/1/16 (Inception)	$24,235	18.36%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,846	-1.54%
5 Years	$11,916	3.57%
Since 10/1/16 (Inception)	$11,562	2.80%

The line representing the performance return of the 2055 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2060 RETIREMENT FUND (Unaudited)

The objective of the 2060 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2060. The 2060 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 92% of net assets in equity funds (approximately 39% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 21% in the International Fund, 5% each in the Small Cap Growth and Small Cap Value Funds and 2% in the Small-Cap Equity Index Fund) and approximately 8% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2021).

Performance for the 2060 Retirement Fund is compared to the S&P 500® Index (92% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (8% weighting). For the year ended December 31, 2021, the Fund returned 21.66% before expenses and 21.60% after expenses, versus a 26.05% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2060 Retirement Fund
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,160	21.60%
Since 7/2/18 (Inception)	$15,454	13.24%

S & P 500 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,871	28.71%
Since 7/2/18 (Inception)	$18,665	19.51%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,846	-1.54%
Since 7/2/18 (Inception)	$11,695	4.58%

The line representing the performance return of the 2060 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2065 RETIREMENT FUND (Unaudited)

The objective of the 2065 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2065. The 2065 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 94% of net assets in equity funds (approximately 38% in the Equity Index Fund, 21% in the Mid-Cap Equity Index Fund, 22% in the International Fund, 5% each in the Small Cap Growth and Small Cap Value Funds and 3% in the Small-Cap Equity Index Fund) and approximately 6% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2021).

Performance for the 2065 Retirement Fund is compared to the S&P 500® Index (94% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (6% weighting). For the year ended December 31, 2021, the Fund returned 21.79% before expenses and 21.73% after expenses, versus a 26.71% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2065 Retirement Fund
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,173	21.73%
Since 8/3/20 (Inception)	$14,383	29.37%

S & P 500 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,871	28.71%
Since 8/3/20 (Inception)	$14,884	32.56%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,846	-1.54%
Since 8/3/20 (Inception)	$9,826	-1.23%

The line representing the performance return of the 2065 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

CONSERVATIVE ALLOCATION FUND (Unaudited)

The objective of the Conservative Allocation Fund is current income and, to a lesser extent, capital appreciation. The Conservative Allocation Fund invests primarily in the fixed-income funds of the Investment Company and also invests in the equity funds of the Investment Company. The Conservative Allocation Fund’s target allocation is approximately 65% of net assets in fixed-income funds (approximately 30% in the Bond Fund and 35% in the Mid-Term Bond Fund) and approximately 35% of net assets in equity funds (approximately 25% in the Equity Index Fund, 5% in the Mid-Cap Equity Index Fund and 5% in the International Fund).

Performance for the Conservative Allocation Fund is compared to the Bloomberg Barclays U.S. Aggregate Bond Index (65% weighting) and the S&P 500® Index (35% weighting). For the year ended December 31, 2021, the Conservative Allocation Fund returned 7.88% before expenses and 7.82% after expenses, versus a 8.34% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

Conservative Allocation Fund
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$10,782	7.82%
5 Years	$14,334	7.46%
10 Years	$18,891	6.56%

S & P 500 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,871	28.71%
5 Years	$23,342	18.47%
10 Years	$46,259	16.55%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,846	-1.54%
5 Years	$11,916	3.57%
10 Years	$13,308	2.90%

The line representing the performance return of the Conservative Allocation Fund includes direct operating expenses and expenses in the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indicies do not. Past performance is not indicative of future results.

MODERATE ALLOCATION FUND (Unaudited)

The objective of the Moderate Allocation Fund is capital appreciation and current income. The Moderate Allocation Fund invests in the equity and fixed-income funds of the Investment Company. The Moderate Allocation Fund’s target allocation is approximately 60% of net assets in equity funds (approximately 35% of its net assets in the Equity Index Fund, 15% in the Mid-Cap Equity Index Fund and 10% in the International Fund) and approximately 40% of net assets in fixed-income funds (approximately 25% of its net assets in the Bond Fund and approximately 15% of its net assets in the Mid-Term Bond Fund).

Performance for the Moderate Allocation Fund is compared to the S&P 500® Index (60% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (40% weighting). For the year ended December 31, 2021, the Moderate Allocation Fund returned 14.22% before expenses and 14.19% after expenses, versus an 15.86% return for the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

Moderate Allocation Fund
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$11,419	14.19%
5 Years	$16,515	10.55%
10 Years	$24,927	9.56%

S & P 500 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,871	28.71%
5 Years	$23,342	18.47%
10 Years	$46,259	16.55%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,846	-1.54%
5 Years	$11,916	3.57%
10 Years	$13,308	2.90%

The line representing the performance return of the Moderate Allocation Fund includes direct operating expenses and expenses in the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indicies do not. Past performance is not indicative of future results.

AGGRESSIVE ALLOCATION FUND (Unaudited)

The objective of the Aggressive Allocation Fund is capital appreciation and, to a lesser extent, current income. The Aggressive Allocation Fund invests in the equity and fixed-income funds of the Investment Company. The Aggressive Allocation Fund’s target allocation is approximately 80% of net assets in equity funds (approximately 35% of its net assets in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 5% each in the Small Cap Value Fund and Small Cap Growth Funds and 15% in the International Fund) and approximately 20% of net assets in the Bond Fund.

Performance for the Aggressive Allocation Fund is compared to the S&P 500® Index (80% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (20% weighting). For the year ended December 31, 2021, the Aggressive Allocation Fund returned 18.26% before expenses and 18.21% after expenses, versus an 22.15% return for the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

Aggressive Allocation Fund
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$11,821	18.21%
5 Years	$17,872	12.32%
10 Years	$29,933	11.59%

S & P 500 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,871	28.71%
5 Years	$23,342	18.47%
10 Years	$46,259	16.55%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,846	-1.54%
5 Years	$11,916	3.57%
10 Years	$13,308	2.90%

The line representing the performance return of the Aggressive Allocation Fund includes direct operating expenses and expenses in the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indicies do not. Past performance is not indicative of future results.

MONEY MARKET FUND (Unaudited)

The Money Market Fund’s investment objective is to realize current income while maintaining liquidity, investment quality and stability of capital through investing in high-quality commercial paper issued by U.S. corporations and securities issued by the U.S. government and its agencies. For the year ended December 31, 2021, the Money Market Fund returned 0.09% before expenses and -0.17% after expenses, compared to a 0.05% return for the FTSE 3-Month Treasury Bill Index. Note that the benchmark performance does not reflect any expenses.

The Fund’s strategy will continue to focus on quality, liquidity, and maintaining a relatively short weighted average maturity. On December 31, 2021, the fund held 48% in U.S. Treasury Bills, 12% in U.S. agency discount notes and the remainder in commercial paper. The average maturity was 34 days.

The seven-day effective yield as of February 15, 2022, was -0.17%. As with all performance reporting, this yield is not necessarily indicative of future annual yields. Neither the Federal Deposit Insurance Corporation nor any other U.S. government agency insures or guarantees investments in shares of the Money Market Fund.

The Treasury curve bear flattened through 2021 as shorter-term rates rose more than long term rates. On December 31, the two-year yield had risen 61 basis points or 0.61% from levels at the beginning of the year and stood at 0.73%. The five-year rate rose 90 basis points to 1.26% and the long bond, or the thirty year, was just 25 basis points higher at 1.90%.

The changes in the yield curve are fairly consistent with expected Fed hikes in the Fed Funds rate, a level that has stood at 0.00-0.25% since March of 2020. At this writing, futures suggest the first hike in March of this year followed by a series of three to four more through December 2022. On December 31, the futures had the first hike in June 2022 with a possibility of a second in November. It is often said that the Fed controls the front part of the curve and inflation the back end. The Fed’s influence is felt directly out to about five years and the longer end of the curve reflects the Fed’s efforts to slow the economy and curtail inflation. Curve behavior, especially since July 2021, reflected this. Short term rates were higher and long term rates had actually fallen.

The Fed began to taper its purchase of $80 billion Treasuries per month and $40 billion of mortgage-backed securities (MBS) per month by $10 billion and $5 billion, respectively, in November. In January, the Fed accelerated the taper to a reduction of $20 billion Treasuries and $10 billion MBS per month with the goal of bringing the program to an end in early March. This withdrawal of liquidity will take an uneconomic buyer of size out the market and could put additional upward pressure on rates.

MID-TERM BOND FUND (Unaudited)

The Mid-Term Bond Fund seeks a high level of return consistent with the preservation of capital through investment in publicly traded debt securities. Under normal circumstances, the portfolio emphasizes corporate issues, particularly BBB-rated bonds, in order to capture incremental income. At this time, we’ve chosen to add U.S. Treasury exposure to increase the overall quality of the Fund. The objective of the Fund is to maintain a maturity profile similar to that of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index benchmark. To achieve the duration target, intermediate corporate and U.S. Treasury maturities are emphasized. In addition, the Fund’s corporate positions will remain highly diversified in order to help shield the portfolio from any credit risks.

For the year ended December 31, 2021, the Mid-Term Bond Fund returned -1.59% before expenses and -2.02% after expenses versus a -1.44% return of the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index during the same period.

GROWTH OF A $10,000 INVESTMENT

Mid-Term Bond Fund
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,798	-2.02%
5 Years	$11,231	2.35%
10 Years	$12,407	2.18%

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,856	-1.44%
5 Years	$11,542	2.91%
10 Years	$12,648	2.38%

The line representing the performance return of the Mid-Term Bond Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

BOND FUND (Unaudited)

The Bond Fund’s primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. It does this by investing primarily in investment grade publicly traded debt securities. A secondary objective is preservation of capital. The securities held by the Bond Fund include corporate, U.S. agency and mortgage-backed securities, all of which normally yield more than U.S. Treasury issues.

Over the long term, the Bond Fund’s strategy is to overweight corporate bonds, underweight U.S. Treasuries, and market weight mortgage-backed securities. The portfolio’s aim is to maintain a similar maturity profile to the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, with an overweighting of BBB-rated issuers. To achieve the duration target, intermediate corporate and longer U.S. Treasury maturities are emphasized. The Bond Fund also stresses diversification in order to protect it from unexpected credit events.

The benchmark returned -1.54% for the year ended December 31, 2021. The Bond Fund returned -2.03% before expenses and -2.45% after expenses during the same period.

The Treasury curve bear flattened through 2021 as shorter-term rates rose more than long term rates. On December 31, the two-year yield had risen 61 basis points or 0.61% from levels at the beginning of the year and stood at 0.73%. The five-year rate rose 90 basis points to 1.26% and the long bond, or the thirty year, was just 25 basis points higher at 1.90%.

The changes in the yield curve are fairly consistent with expected Fed hikes in the Fed Funds rate, a level that has stood at 0.00-0.25% since March of 2020. At this writing, futures suggest the first hike in March of this year followed by a series of three to four more through December 2022. On December 31, the futures had the first hike in June 2022 with a possibility of a second in November. It is often said that the Fed controls the front part of the curve and inflation the back end. The Fed’s influence is felt directly out to about five years and the longer end of the curve reflects the Fed’s efforts to slow the economy and curtail inflation. Curve behavior, especially since July 2021, reflected this. Short term rates were higher and long term rates had actually fallen.

The Fed began to taper its purchase of $80 billion Treasuries per month and $40 billion of mortgage-backed securities (MBS) per month by $10 billion and $5 billion, respectively, in November. In January, the Fed accelerated the taper to a reduction of $20 billion Treasuries and $10 billion MBS per month with the goal of bringing the program to an end in early March. This withdrawal of liquidity will take an uneconomic buyer of size out the market and could put additional upward pressure on rates. It is for this reason we expect to continue to maintain a shorter duration than that of the benchmark.

The Bloomberg Barclays Corporate Index started 2021 with a spread of 96. During the first half of the year, as the Fed indicated little urgency to withdraw liquidity and vaccinations became more readily available, spreads tightened to a post Global Financial Crisis low of 80 on June 30. Since then, as Fed action has become more likely, spreads have widened to 92 on December 31. But they have not moved in tandem. While short spreads have risen, longer spreads remain tighter. This is unusual as a bear flattening yield curve often results in wider spreads in the long end as investors anticipate slower growth.

It’s this effect that is responsible for much of the underperformance of the fund. Part of our process excludes long corporate bonds from our investment mix. We prefer to stay within a ten year window where it is more likely we can anticipate company creditworthiness.

We believe that it is prudent to continue our process of investing in the short and intermediate part of the curve in corporate bonds. If the Fed tightens more than expected and slows the economy, long spreads should be negatively impacted more than short. If, and this is the bigger danger to spreads, the Fed appears to be behind the curve with respect to tightening, inflation expectations could spike and spreads would move much wider. We expect the first scenario but cannot discount the second.

BOND FUND (Unaudited) (Continued)

GROWTH OF A $10,000 INVESTMENT

Bond Fund
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,755	-2.45%
5 Years	$11,595	2.99%
10 Years	$13,577	3.11%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,846	-1.54%
5 Years	$11,916	3.57%
10 Years	$13,308	2.90%

The line representing the performance return of the Bond Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF DECEMBER 31, 2021 (Unaudited)

Equity Index Fund

All America Fund

Small Cap Value Fund

Small Cap Growth Fund

Small Cap Equity Index Fund

Mid Cap Value Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF DECEMBER 31, 2021 (Unaudited) (Continued)

Mid-Cap Equity Index Fund

Composite Fund

International Fund

Catholic Values Index Fund

Retirement Income Fund

2015 Retirement Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF DECEMBER 31, 2021 (Unaudited) (Continued)

2020 Retirement Fund

2025 Retirement Fund

2030 Retirement Fund

2035 Retirement Fund

2040 Retirement Fund

2045 Retirement Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF DECEMBER 31, 2021 (Unaudited) (Continued)

2050 Retirement Fund

2055 Retirement Fund

2060 Retirement Fund

2065 Retirement Fund

Conservative Allocation Fund

Moderate Allocation Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF DECEMBER 31, 2021 (Unaudited) (Continued)

Aggressive Allocation Fund

Money Market Fund

Mid-Term Bond Fund

Bond Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited)

EXAMPLE

As a shareholder of one of the Mutual of America Investment Corporation Funds, you incur ongoing costs, including management fees and other Fund expenses. You do not incur transactional costs, such as sales charges (loads), redemption fees or exchange fees. Additionally, Mutual of America Capital Management LLC, the Funds’ Adviser, has contractually agreed to reimburse the direct non-advisory operating expenses of any Allocation or Retirement Fund (each a “Fund of Funds”) that has less than $50 million in average daily net assets for the prior calendar year. This contractual obligation remains in effect through April 30, 2022 and will continue for succeeding 12 month periods ending April 30th unless i) The Fund of Funds has at least $50 million in average daily net assets for the prior calendar year, ii) the Investment Company gives not less than 30 days written notice to the Adviser, or iii) the Adviser gives 45 days advance notice to the Investment Company before the next May 1 of a given year to terminate the agreement. In that case, the agreement will terminate on the next May 1 following the written notice. Furthermore, the Funds’ Adviser has contractually agreed to reimburse the non-advisory operating expenses of the Small Cap Equity Index and the Catholic Values Index Funds to the extent that such operating expenses exceed 0.07% of the respective fund’s net assets. This contractual obligation remains in effect through April 30, 2022 for the Small Cap Equity Index Fund and through April 30, 2023 for the Catholic Values Index Fund, and continues into successive 12 month periods ending April 30 unless i) the Investment Company gives not less than 30 days written notice to the Adviser, or ii) the Adviser gives 45 days advance notice to the Investment Company before the next May 1 of a given year to terminate the agreement. In that case, the agreement will terminate on the next May 1 following the written notice.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at July 1, 2021 and held for the entire period ending December 31, 2021 under the expense reimbursement agreement in effect during that period as described above.

For variable annuity owners or participants in a group variable annuity, the estimate of expenses does not include fees and charges associated with your variable annuity. If those fees and charges were included, the estimate of expenses for the period would be higher and your ending account value would be lower.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning other non-Mutual of America funds, which may also charge transactional costs, such as sales charges (loads), redemption fees or exchange fees, which the Mutual of America Investment Corporation does not charge.

Equity Index Fund
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,117.89	$0.69
Hypothetical (5% return before expenses)	$1,000.00	$1,024,23	$0.66

*	Expenses are equal to the Fund’s annual expense ratio of 0.13%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

All America Fund
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,092.67	$2.58
Hypothetical (5% return before expenses)	$1,000.00	$1,022.37	$2.50

*	Expenses are equal to the Fund’s annual expense ratio of 0.49%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Small Cap Value Fund
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,054.64	$4.14
Hypothetical (5% return before expenses)	$1,000.00	$1,020.78	$4.07

*	Expenses are equal to the Fund’s annual expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Small Cap Growth Fund
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,003.72	$4.04
Hypothetical (5% return before expenses)	$1,000.00	$1,020.78	$4.07

*	Expenses are equal to the Fund’s annual expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Small Cap Equity Index Fund
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,025.79	$0.71
Hypothetical (5% return before expenses)	$1,000.00	$1,024.18	$0.71

*	Expenses are equal to the Fund’s annual expense ratio of 0.14%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

Mid Cap Value Fund
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,103.01	$3.44
Hypothetical (5% return before expenses)	$1,000.00	$1,021.55	$3.31

*	Expenses are equal to the Fund’s annual expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Mid-Cap Equity Index Fund
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,060.51	$0.73
Hypothetical (5% return before expenses)	$1,000.00	$1,024.18	$0.71

*	Expenses are equal to the Fund’s annual expense ratio of 0.14%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Composite Fund
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,066.11	$2.40
Hypothetical (5% return before expenses)	$1,000.00	$1,022.53	$2.35

*	Expenses are equal to the Fund’s annual expense ratio of 0.46%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

International Fund
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,011.68	$1.52
Hypothetical (5% return before expenses)	$1,000.00	$1,023.35	$1.53

*

Expenses are equal to the Fund’s annual expense ratio of 0.30% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

Catholic Values Index Fund
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,113.77	$1.17
Hypothetical (5% return before expenses)	$1,000.00	$1,023.76	$1.12

*	Expenses are equal to the Fund’s annual expense ratio of 0.22%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Retirement Income Fund
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,027.46	$2.25
Hypothetical (5% return before expenses)	$1,000.00	$1,022.63	$2.24

*

Expenses are equal to the Fund’s annual expense ratio of 0.44% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2015 Retirement Fund
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,034.06	$2.26
Hypothetical (5% return before expenses)	$1,000.00	$1,022.63	$2.24

*

Expenses are equal to the Fund’s annual expense ratio of 0.44% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2020 Retirement Fund
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,036.40	$2.00
Hypothetical (5% return before expenses)	$1,000.00	$1,022.89	$1.99

*

Expenses are equal to the Fund’s annual expense ratio of 0.39% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

2025 Retirement Fund
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,041.84	$1.85
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	$1.84

*

Expenses are equal to the Fund’s annual expense ratio of 0.36% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2030 Retirement Fund
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,051.57	$1.76
Hypothetical (5% return before expenses)	$1,000.00	$1,023.15	$1.73

*

Expenses are equal to the Fund’s annual expense ratio of 0.34% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2035 Retirement Fund
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,057.98	$1.66
Hypothetical (5% return before expenses)	$1,000.00	$1,023.25	$1.63

*

Expenses are equal to the Fund’s annual expense ratio of 0.32% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2040 Retirement Fund
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,063.45	$1.56
Hypothetical (5% return before expenses)	$1,000.00	$1,023.35	$1.53

*

Expenses are equal to the Fund’s annual expense ratio of 0.30% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

2045 Retirement Fund
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,065.54	$1.61
Hypothetical (5% return before expenses)	$1,000.00	$1,023.30	$1.58

*

Expenses are equal to the Fund’s annual expense ratio of 0.31% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2050 Retirement Fund
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,064.59	$1.56
Hypothetical (5% return before expenses)	$1,000.00	$1,023.35	$1.53

*

Expenses are equal to the Fund’s annual expense ratio of 0.30% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2055 Retirement Fund
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,064.54	$1.72
Hypothetical (5% return before expenses)	$1,000.00	$1,023.20	$1.68

*

Expenses are equal to the Fund’s annual expense ratio of 0.33% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2060 Retirement Fund
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,063.93	$1.51
Hypothetical (5% return before expenses)	$1,000.00	$1,023.40	$1.48

*

Expenses are equal to the Fund’s annual expense ratio of 0.29% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

2065 Retirement Fund
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,063.55	$1.40
Hypothetical (5% return before expenses)	$1,000.00	$1,023.51	$1.38

*

Expenses are equal to the Fund’s annual expense ratio of 0.27% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Conservative Allocation Fund
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,031.67	$1.89
Hypothetical (5% return before expenses)	$1,000.00	$1,022.99	$1.89

*

Expenses are equal to the Fund’s annual expense ratio of 0.37% (reflecting direct operating expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Moderate Allocation Fund
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,051.09	$1.40
Hypothetical (5% return before expenses)	$1,000.00	$1,023.51	$1.38

*

Expenses are equal to the Fund’s annual expense ratio of 0.27% (reflecting direct operating expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Aggressive Allocation Fund
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,059.03	$1.50
Hypothetical (5% return before expenses)	$1,000.00	$1,023.40	$1.48

*

Expenses are equal to the Fund’s annual expense ratio of 0.29% (reflecting direct operating expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

Money Market Fund
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$999.14	$1.31
Hypothetical (5% return before expenses)	$1,000.00	$1,023.56	$1.33

*	Expenses are equal to the Fund’s annual expense ratio of 0.26%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Mid-Term Bond Fund
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$992.31	$2.21
Hypothetical (5% return before expenses)	$1,000.00	$1,022.63	$2.24

*	Expenses are equal to the Fund’s annual expense ratio of 0.44%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Bond Fund
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$997.78	$2.17
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.19

*	Expenses are equal to the Fund’s annual expense ratio of 0.43%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
COMMUNICATION SERVICES (10.0%)
Activision Blizzard, Inc.	94,900	$6,313,697
Alphabet, Inc. Cl A*	36,651	106,179,413
Alphabet, Inc. Cl C*	34,068	98,578,824
AT&T, Inc.	870,062	21,403,525
Charter Communications, Inc. Cl A*	15,073	9,827,144
Comcast Corp. Cl A	555,528	27,959,724
Discovery, Inc. Cl A*	20,616	485,301
Discovery, Inc. Cl C*	37,007	847,460
DISH Network Corp. Cl A*	30,424	986,955
Electronic Arts, Inc.	34,457	4,544,878
Fox Corp. Cl A	39,031	1,440,244
Fox Corp. Cl B	17,917	614,016
Interpublic Group of Cos., Inc.	47,975	1,796,664
Live Nation Entertainment, Inc.*	16,459	1,969,978
Lumen Technologies, Inc.	112,276	1,409,064
Match Group, Inc.*	34,491	4,561,435
Meta Platforms, Inc.*	288,308	96,972,396
Netflix, Inc.*	53,969	32,513,084
News Corp. Cl A	47,888	1,068,381
News Corp. Cl B	14,837	333,832
Omnicom Group, Inc.	25,898	1,897,546
Take-Two Interactive Software, Inc.*	14,048	2,496,611
T-Mobile US, Inc.*	71,527	8,295,701
Twitter, Inc.*	97,425	4,210,709
Verizon Communications, Inc.	504,439	26,210,650
ViacomCBS, Inc. Cl B	73,921	2,230,936
Walt Disney Co.*	221,399	34,292,491

		499,440,659

CONSUMER DISCRETIONARY (12.4%)
Advance Auto Parts, Inc.	7,676	1,841,319
Amazon.com, Inc.*	53,140	177,186,828
Aptiv PLC*	32,960	5,436,752
AutoZone, Inc.*	2,555	5,356,276
Bath & Body Works, Inc.	32,211	2,248,006
Best Buy Co., Inc.	26,971	2,740,254
Booking Hldgs., Inc.*	5,003	12,003,348
BorgWarner, Inc.	29,214	1,316,675
Caesars Entertainment, Inc.*	26,046	2,436,082
CarMax, Inc.*	19,752	2,572,303
Carnival Corp.*	98,016	1,972,082
Chipotle Mexican Grill, Inc. Cl A*	3,428	5,993,001
Darden Restaurants, Inc.	15,813	2,382,070
Dollar General Corp.	28,427	6,703,939
Dollar Tree, Inc.*	27,403	3,850,670
Domino’s Pizza, Inc.	4,433	2,501,675
DR Horton, Inc.	39,714	4,306,983
eBay, Inc.	76,273	5,072,154
Etsy, Inc.*	15,447	3,381,966

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Expedia Group, Inc.*	17,789	$3,214,828
Ford Motor Co.	478,271	9,933,689
Gap, Inc.	26,120	461,018
Garmin Ltd.	18,512	2,520,779
General Motors Co.*	176,895	10,371,354
Genuine Parts Co.	17,353	2,432,891
Hasbro, Inc.	15,799	1,608,022
Hilton Worldwide Hldgs., Inc.*	33,960	5,297,420
Home Depot, Inc.	128,585	53,364,061
Las Vegas Sands Corp.*	41,888	1,576,664
Lennar Corp. Cl A	33,123	3,847,568
LKQ Corp.	32,674	1,961,420
Lowe’s Cos., Inc.	84,366	21,806,924
Marriott International, Inc. Cl A*	33,332	5,507,780
McDonald’s Corp.	91,045	24,406,433
MGM Resorts International	47,425	2,128,434
Mohawk Industries, Inc.*	6,685	1,217,873
Newell Brands, Inc.	46,129	1,007,457
NIKE, Inc. Cl B	155,688	25,948,519
Norwegian Cruise Line Hldgs. Ltd.*	45,085	935,063
NVR, Inc.*	398	2,351,730
O’Reilly Automotive, Inc.*	8,209	5,797,442
Penn National Gaming, Inc.*	20,241	1,049,496
Pool Corp.	4,884	2,764,344
PulteGroup, Inc.	30,848	1,763,272
PVH Corp.	8,657	923,269
Ralph Lauren Corp. Cl A	5,938	705,791
Ross Stores, Inc.	43,298	4,948,095
Royal Caribbean Cruises Ltd.*	27,318	2,100,754
Starbucks Corp.	143,772	16,817,011
Tapestry, Inc.	33,524	1,361,074
Target Corp.	59,463	13,762,117
Tesla, Inc.*	99,112	104,739,579
TJX Cos., Inc.	146,518	11,123,647
Tractor Supply Co.	13,867	3,308,666
Ulta Beauty, Inc.*	6,623	2,730,928
Under Armour, Inc. Cl A*	22,985	487,052
Under Armour, Inc. Cl C*	26,204	472,720
VF Corp.	39,721	2,908,372
Whirlpool Corp.	7,401	1,736,719
Wynn Resorts Ltd.*	12,824	1,090,553
Yum! Brands, Inc.	35,715	4,959,385

		616,752,596

CONSUMER STAPLES (5.8%)
Altria Group, Inc.	223,819	10,606,782
Archer-Daniels-Midland Co.	68,162	4,607,070
Brown-Forman Corp. Cl B	22,264	1,622,155
Campbell Soup Co.	24,662	1,071,811

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER STAPLES (CONTINUED)
Church & Dwight Co., Inc.	29,747	$3,049,068
Clorox Co.	14,970	2,610,169
Coca-Cola Co.	473,652	28,044,935
Colgate-Palmolive Co.	102,693	8,763,821
Conagra Brands, Inc.	58,446	1,995,931
Constellation Brands, Inc. Cl A	20,014	5,022,914
Costco Wholesale Corp.	53,832	30,560,426
Estee Lauder Cos., Inc. Cl A	28,231	10,451,116
General Mills, Inc.	73,798	4,972,509
Hershey Co.	17,714	3,427,128
Hormel Foods Corp.	34,375	1,677,844
J M Smucker Co.	13,202	1,793,096
Kellogg Co.	31,172	2,008,100
Kimberly-Clark Corp.	41,026	5,863,436
Kraft Heinz Co.	86,500	3,105,350
Kroger Co.	82,451	3,731,732
Lamb Weston Hldgs., Inc.	17,797	1,127,974
McCormick & Co., Inc.	30,381	2,935,108
Molson Coors Beverage Co. Cl B	22,955	1,063,964
Mondelez International, Inc. Cl A	169,964	11,270,313
Monster Beverage Corp.*	45,774	4,396,135
PepsiCo, Inc.	168,463	29,263,708
Philip Morris International, Inc.	189,684	18,019,980
Procter & Gamble Co.	294,847	48,231,072
Sysco Corp.	62,462	4,906,390
Tyson Foods, Inc. Cl A	35,920	3,130,787
Walgreens Boots Alliance, Inc.	87,537	4,565,930
Walmart, Inc.	173,273	25,070,870

		288,967,624

ENERGY (2.6%)
APA Corp.	44,261	1,190,178
Baker Hughes Co. Cl A	106,496	2,562,294
Chevron Corp.	234,870	27,561,994
ConocoPhillips	160,701	11,599,398
Coterra Energy, Inc.	99,127	1,883,413
Devon Energy Corp.	76,712	3,379,164
Diamondback Energy, Inc.	20,750	2,237,888
EOG Resources, Inc.	71,288	6,332,513
Exxon Mobil Corp.	515,819	31,562,965
Halliburton Co.	109,061	2,494,225
Hess Corp.	33,586	2,486,372
Kinder Morgan, Inc.	237,587	3,768,130
Marathon Oil Corp.	94,857	1,557,552
Marathon Petroleum Corp.	75,003	4,799,442
Occidental Petroleum Corp.	108,107	3,134,022
ONEOK, Inc.	54,333	3,192,607
Phillips 66	53,387	3,868,422

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
ENERGY (CONTINUED)
Pioneer Natural Resources Co.	27,663	$5,031,346
Schlumberger NV	170,897	5,118,365
Valero Energy Corp.	49,813	3,741,454
Williams Cos., Inc.	148,040	3,854,962

		131,356,706

FINANCIALS (10.5%)
Aflac, Inc.	74,153	4,329,794
Allstate Corp.	34,929	4,109,397
American Express Co.	76,441	12,505,748
American International Group, Inc.	101,164	5,752,185
Ameriprise Financial, Inc.	13,633	4,112,531
Aon PLC Cl A	26,845	8,068,533
Arthur J. Gallagher & Co.	25,255	4,285,016
Assurant, Inc.	6,942	1,081,980
Bank of America Corp.	877,493	39,039,664
Bank of New York Mellon Corp.	92,569	5,376,407
Berkshire Hathaway, Inc. Cl B*	223,135	66,717,365
BlackRock, Inc. Cl A	17,399	15,929,828
Brown & Brown, Inc.	28,561	2,007,267
Capital One Financial Corp.	51,858	7,524,077
Cboe Global Markets, Inc.	12,993	1,694,287
Charles Schwab Corp.	183,173	15,404,849
Chubb Ltd.	52,482	10,145,295
Cincinnati Financial Corp.	18,259	2,080,248
Citigroup, Inc.	241,764	14,600,128
Citizens Financial Group, Inc.	51,928	2,453,598
CME Group, Inc. Cl A	43,789	10,004,035
Comerica, Inc.	15,979	1,390,173
Discover Financial Svcs.	35,708	4,126,416
Everest Re Group Ltd.	4,797	1,313,994
FactSet Research Systems, Inc.	4,586	2,228,842
Fifth Third Bancorp	83,309	3,628,107
First Republic Bank	21,841	4,510,385
Franklin Resources, Inc.	34,238	1,146,631
Globe Life, Inc.	11,319	1,060,817
Goldman Sachs Group, Inc.	41,360	15,822,268
Hartford Financial Svcs. Group, Inc.	41,469	2,863,020
Huntington Bancshares, Inc.	176,237	2,717,574
Intercontinental Exchange, Inc.	68,645	9,388,577
Invesco Ltd.	41,583	957,241
JPMorgan Chase & Co.	360,071	57,017,243
KeyCorp.	113,440	2,623,867
Lincoln National Corp.	20,697	1,412,777
Loews Corp.	24,418	1,410,384

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
M&T Bank Corp.	15,679	$2,407,981
MarketAxess Hldgs., Inc.	4,633	1,905,414
Marsh & McLennan Cos., Inc.	61,517	10,692,885
MetLife, Inc.	87,114	5,443,754
Moody’s Corp.	19,706	7,696,769
Morgan Stanley	174,905	17,168,675
MSCI, Inc. Cl A	10,045	6,154,471
Nasdaq, Inc.	14,262	2,995,163
Northern Trust Corp.	25,301	3,026,253
People’s United Financial, Inc.	52,150	929,313
PNC Financial Svcs. Group, Inc.	51,495	10,325,777
Principal Financial Group, Inc.	30,035	2,172,432
Progressive Corp.	71,284	7,317,303
Prudential Financial, Inc.	46,056	4,985,101
Raymond James Financial, Inc.	22,566	2,265,626
Regions Financial Corp.	116,148	2,532,026
S&P Global, Inc.	29,364	13,857,752
Signature Bank	7,387	2,389,473
State Street Corp.	44,548	4,142,964
SVB Financial Group*	7,150	4,849,416
Synchrony Financial	66,678	3,093,192
T. Rowe Price Group, Inc.	27,384	5,384,790
Travelers Cos., Inc.	29,974	4,688,833
Truist Financial Corp.	162,644	9,522,806
U.S. Bancorp	164,405	9,234,629
Wells Fargo & Co.	485,806	23,308,972
Willis Towers Watson PLC	15,182	3,605,573
WR Berkley Corp.	17,002	1,400,795
Zions Bancorporation	19,064	1,204,082

		525,542,768

HEALTH CARE (13.1%)
Abbott Laboratories	215,449	30,322,292
AbbVie, Inc.	215,399	29,165,025
ABIOMED, Inc.*	5,543	1,990,879
Agilent Technologies, Inc.	36,884	5,888,531
Align Technology, Inc.*	8,935	5,871,903
AmerisourceBergen Corp. Cl A	18,228	2,422,319
Amgen, Inc.	68,629	15,439,466
Anthem, Inc.	29,572	13,707,805
Baxter International, Inc.	61,005	5,236,669
Becton Dickinson & Co.	34,991	8,799,537
Biogen, Inc.*	17,897	4,293,848
Bio-Rad Laboratories, Inc. Cl A*	2,633	1,989,416
Bio-Techne Corp.	4,788	2,477,024
Boston Scientific Corp.*	173,621	7,375,420
Bristol-Myers Squibb Co.	270,442	16,862,059
Cardinal Health, Inc.	34,333	1,767,806
Catalent, Inc.*	20,858	2,670,450

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Centene Corp.*	71,094	$5,858,146
Cerner Corp.	35,848	3,329,204
Charles River Laboratories International, Inc.*	6,149	2,316,820
Cigna Corp.	40,381	9,272,689
Cooper Cos., Inc.	6,007	2,516,573
CVS Health Corp.	160,836	16,591,842
Danaher Corp.	77,487	25,493,998
DaVita, Inc.*	7,946	903,937
DENTSPLY SIRONA, Inc.	26,635	1,485,967
Dexcom, Inc.*	11,809	6,340,842
Edwards Lifesciences Corp.*	76,069	9,854,739
Eli Lilly & Co.	96,738	26,720,970
Gilead Sciences, Inc.	152,835	11,097,349
HCA Healthcare, Inc.	29,179	7,496,669
Henry Schein, Inc.*	16,896	1,309,947
Hologic, Inc.*	30,885	2,364,556
Humana, Inc.	15,661	7,264,511
IDEXX Laboratories, Inc.*	10,331	6,802,550
Illumina, Inc.*	19,044	7,245,099
Incyte Corp.*	22,876	1,679,098
Intuitive Surgical, Inc.*	43,494	15,627,394
IQVIA Hldgs., Inc.*	23,276	6,567,091
Johnson & Johnson	320,756	54,871,729
Laboratory Corp. of America Hldgs.*	11,660	3,663,689
McKesson Corp.	18,603	4,624,148
Medtronic PLC	163,974	16,963,110
Merck & Co., Inc.	307,762	23,586,880
Mettler-Toledo International, Inc.*	2,801	4,753,885
Moderna, Inc.*	42,978	10,915,552
Organon & Co.	30,893	940,761
PerkinElmer, Inc.	15,376	3,091,498
Pfizer, Inc.	683,874	40,382,760
Quest Diagnostics, Inc.	14,947	2,585,980
Regeneron Pharmaceuticals, Inc.*	12,881	8,134,609
ResMed, Inc.	17,755	4,624,822
STERIS PLC	12,187	2,966,438
Stryker Corp.	40,907	10,939,350
Teleflex, Inc.	5,708	1,874,964
Thermo Fisher Scientific, Inc.	48,011	32,034,860
UnitedHealth Group, Inc.	114,755	57,623,076
Universal Health Svcs., Inc. Cl B	8,909	1,155,141
Vertex Pharmaceuticals, Inc.*	30,978	6,802,769
Viatris, Inc.	147,353	1,993,686
Waters Corp.*	7,437	2,771,026
West Pharmaceutical Svcs., Inc.	9,026	4,233,284
Zimmer Biomet Hldgs., Inc.	25,453	3,233,549

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Zoetis, Inc. Cl A	57,646	$14,067,353

		653,255,359

INDUSTRIALS (7.7%)
3M Co.	70,211	12,471,580
Alaska Air Group, Inc.*	15,267	795,411
Allegion PLC	10,929	1,447,437
American Airlines Group, Inc.*	78,893	1,416,918
AMETEK, Inc.	28,185	4,144,322
AO Smith Corp.	16,228	1,393,174
Boeing Co.*	67,309	13,550,648
Carrier Global Corp.	105,585	5,726,930
Caterpillar, Inc.	65,909	13,626,027
CH Robinson Worldwide, Inc.	15,838	1,704,644
Cintas Corp.	10,709	4,745,908
Copart, Inc.*	26,000	3,942,120
CSX Corp.	270,240	10,161,024
Cummins, Inc.	17,427	3,801,526
Deere & Co.	34,378	11,787,872
Delta Air Lines, Inc.*	77,980	3,047,458
Dover Corp.	17,543	3,185,809
Eaton Corp. PLC	48,566	8,393,176
Emerson Electric Co.	72,836	6,771,563
Equifax, Inc.	14,865	4,352,323
Expeditors International of Washington, Inc.	20,640	2,771,746
Fastenal Co.	70,078	4,489,197
FedEx Corp.	29,778	7,701,782
Fortive Corp.	43,689	3,333,034
Fortune Brands Home & Security, Inc.	16,538	1,767,912
Generac Hldgs., Inc.*	7,687	2,705,209
General Dynamics Corp.	28,237	5,886,567
General Electric Co.	133,797	12,639,803
Honeywell International, Inc.	83,878	17,489,402
Howmet Aerospace, Inc.	46,847	1,491,140
Huntington Ingalls Industries, Inc.	4,881	911,478
IDEX Corp.	9,264	2,189,269
IHS Markit Ltd.	48,595	6,459,247
Illinois Tool Works, Inc.	34,801	8,588,887
Ingersoll Rand, Inc.	49,660	3,072,464
Jacobs Engineering Group, Inc.	15,877	2,210,555
JB Hunt Transport Svcs., Inc.	10,236	2,092,238
Johnson Controls International PLC	86,348	7,020,956
L-3 Harris Technologies, Inc.	23,908	5,098,142
Leidos Hldgs., Inc.	17,099	1,520,101
Lockheed Martin Corp.	29,906	10,628,891
Masco Corp.	29,740	2,088,343

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Nielsen Hldgs. PLC	43,716	$896,615
Norfolk Southern Corp.	29,649	8,826,804
Northrop Grumman Corp.	18,157	7,028,030
Old Dominion Freight Line, Inc.	11,351	4,067,971
Otis Worldwide Corp.	51,754	4,506,221
PACCAR, Inc.	42,300	3,733,398
Parker-Hannifin Corp.	15,730	5,004,028
Pentair PLC	20,162	1,472,431
Quanta Svcs., Inc.	17,362	1,990,727
Raytheon Technologies Corp.	182,368	15,694,590
Republic Svcs., Inc. Cl A	25,499	3,555,836
Robert Half International, Inc.	13,564	1,512,657
Rockwell Automation, Inc.	14,131	4,929,599
Rollins, Inc.	27,578	943,443
Roper Technologies, Inc.	12,852	6,321,385
Snap-on, Inc.	6,546	1,409,877
Southwest Airlines Co.*	72,120	3,089,621
Stanley Black & Decker, Inc.	19,864	3,746,748
Textron, Inc.	26,857	2,073,360
Trane Technologies PLC	28,942	5,847,152
TransDigm Group, Inc.*	6,379	4,058,830
Union Pacific Corp.	78,328	19,733,173
United Airlines Hldgs., Inc.*	39,453	1,727,252
United Parcel Svc., Inc. Cl B	88,841	19,042,180
United Rentals, Inc.*	8,821	2,931,130
Verisk Analytics, Inc. Cl A	19,636	4,491,342
Waste Management, Inc.	46,890	7,825,941
Westinghouse Air Brake Technologies Corp.	22,762	2,096,608
WW Grainger, Inc.	5,273	2,732,680
Xylem, Inc.	21,971	2,634,762

		382,546,624

INFORMATION TECHNOLOGY (28.7%)
Accenture PLC Cl A	76,959	31,903,353
Adobe, Inc.*	57,972	32,873,602
Advanced Micro Devices, Inc.*	147,136	21,172,870
Akamai Technologies, Inc.*	19,797	2,317,041
Amphenol Corp. Cl A	72,864	6,372,685
Analog Devices, Inc.	65,478	11,509,068
ANSYS, Inc.*	10,631	4,264,307
Apple, Inc.	1,899,013	337,207,738

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Applied Materials, Inc.	110,013	$17,311,646
Arista Networks, Inc.*	27,331	3,928,831
Autodesk, Inc.*	26,787	7,532,237
Automatic Data Processing, Inc.	51,342	12,659,910
Broadcom, Inc.	50,151	33,370,977
Broadridge Financial Solutions, Inc.	14,204	2,596,775
Cadence Design Systems, Inc.*	33,767	6,292,481
CDW Corp.	16,537	3,386,447
Ceridian HCM Hldg., Inc.*	16,594	1,733,409
Cisco Systems, Inc.	513,877	32,564,386
Citrix Systems, Inc.	15,196	1,437,390
Cognizant Technology Solutions Corp. Cl A	63,997	5,677,814
Corning, Inc.	93,582	3,484,058
DXC Technology Co.*	30,733	989,295
Enphase Energy, Inc.*	16,438	3,007,168
EPAM Systems, Inc.*	6,911	4,619,658
F5, Inc.*	7,348	1,798,129
Fidelity National Information Svcs., Inc.	74,193	8,098,166
Fiserv, Inc.*	72,399	7,514,292
FleetCor Technologies, Inc.*	9,893	2,214,449
Fortinet, Inc.*	16,534	5,942,320
Gartner, Inc.*	10,020	3,349,886
Global Payments, Inc.	35,352	4,778,883
Hewlett Packard Enterprise Co.	159,373	2,513,312
HP, Inc.	140,423	5,289,734
Intel Corp.	495,525	25,519,538
International Business Machines Corp.	109,266	14,604,494
Intuit, Inc.	34,501	22,191,733
IPG Photonics Corp.*	4,352	749,153
Jack Henry & Associates, Inc.	9,021	1,506,417
Juniper Networks, Inc.	39,620	1,414,830
Keysight Technologies, Inc.*	22,442	4,634,497
KLA Corp.	18,474	7,945,852
Lam Research Corp.	17,155	12,337,018
Mastercard, Inc. Cl A	105,695	37,978,327
Microchip Technology, Inc.	67,606	5,885,778
Micron Technology, Inc.	136,294	12,695,786
Microsoft Corp.	914,775	307,657,128
Monolithic Power Systems, Inc.	5,279	2,604,289
Motorola Solutions, Inc.	20,578	5,591,043
NetApp, Inc.	27,247	2,506,452
NortonLifeLock, Inc.	70,881	1,841,488
NVIDIA Corp.	304,601	89,586,200
NXP Semiconductors NV	32,401	7,380,300

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Oracle Corp.	196,513	$17,137,899
Paychex, Inc.	39,102	5,337,423
Paycom Software, Inc.*	5,865	2,435,089
PayPal Hldgs., Inc.*	143,154	26,995,981
PTC, Inc.*	12,872	1,559,443
Qorvo, Inc.*	13,430	2,100,318
QUALCOMM, Inc.	136,461	24,954,623
Salesforce.com, Inc.*	119,282	30,313,135
Seagate Technology Hldgs. PLC	24,956	2,819,529
ServiceNow, Inc.*	24,246	15,738,321
Skyworks Solutions, Inc.	20,121	3,121,572
SolarEdge Technologies, Inc.*	6,399	1,795,367
Synopsys, Inc.*	18,581	6,847,099
TE Connectivity Ltd.	39,758	6,414,556
Teledyne Technologies, Inc.*	5,684	2,483,283
Teradyne, Inc.	19,860	3,247,706
Texas Instruments, Inc.	112,523	21,207,210
Trimble, Inc.*	30,583	2,666,532
Tyler Technologies, Inc.*	4,993	2,685,984
VeriSign, Inc.*	11,774	2,988,477
Visa, Inc. Cl A	204,326	44,279,488
Western Digital Corp.*	37,968	2,475,893
Xilinx, Inc.	30,202	6,403,730
Zebra Technologies Corp. Cl A*	6,511	3,875,347

		1,434,226,645

MATERIALS (2.5%)
Air Products & Chemicals, Inc.	26,971	8,206,197
Albemarle Corp.	14,252	3,331,690
Amcor PLC	186,802	2,243,492
Avery Dennison Corp.	10,088	2,184,758
Ball Corp.	39,463	3,799,103
Celanese Corp. Cl A	13,265	2,229,316
CF Industries Hldgs., Inc.	26,132	1,849,623
Corteva, Inc.	88,811	4,198,984
Dow, Inc.	90,115	5,111,323
DuPont de Nemours, Inc.	63,126	5,099,318
Eastman Chemical Co.	16,380	1,980,506
Ecolab, Inc.	30,376	7,125,906
FMC Corp.	15,443	1,697,031
Freeport-McMoRan, Inc.	178,919	7,466,290
International Flavors & Fragrances, Inc.	31,011	4,671,807
International Paper Co.	47,184	2,216,704
Linde PLC	62,450	21,634,554
LyondellBasell Industries NV Cl A	32,032	2,954,311
Martin Marietta Materials, Inc.	7,601	3,348,393
Mosaic Co.	45,131	1,773,197
Newmont Corp.	97,160	6,025,863

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
MATERIALS (CONTINUED)
Nucor Corp.	34,822	$3,974,931
Packaging Corp. of America	11,574	1,575,800
PPG Industries, Inc.	28,925	4,987,827
Sealed Air Corp.	18,051	1,217,901
Sherwin-Williams Co.	29,390	10,349,982
Vulcan Materials Co.	16,169	3,356,361
Westrock Co.	32,532	1,443,120

		126,054,288

REAL ESTATE (2.7%)
Alexandria Real Estate Equities, Inc.	17,182	3,830,899
American Tower Corp.	55,488	16,230,240
AvalonBay Communities, Inc.	17,026	4,300,597
Boston Properties, Inc.	17,319	1,994,802
CBRE Group, Inc. Cl A*	40,776	4,424,604
Crown Castle International Corp.	52,660	10,992,248
Digital Realty Trust, Inc.	34,577	6,115,634
Duke Realty Corp.	46,403	3,045,893
Equinix, Inc.	10,971	9,279,711
Equity Residential	41,580	3,762,990
Essex Property Trust, Inc.	7,930	2,793,184
Extra Space Storage, Inc.	16,313	3,698,647
Federal Realty Investment Trust	8,530	1,162,810
Healthpeak Properties, Inc.	65,681	2,370,427
Host Hotels & Resorts, Inc.*	86,998	1,512,895
Iron Mountain, Inc.	35,279	1,846,150
Kimco Realty Corp.	75,106	1,851,363
Mid-America Apartment Communities, Inc.	14,028	3,218,584
Prologis, Inc.	90,080	15,165,869
Public Storage	18,588	6,962,321
Realty Income Corp.	68,933	4,934,914
Regency Centers Corp.	18,775	1,414,696
SBA Communications Corp. Cl A	13,254	5,156,071
Simon Property Group, Inc.	40,038	6,396,871
UDR, Inc.	35,411	2,124,306
Ventas, Inc.	48,636	2,486,272
Vornado Realty Trust	19,372	810,912
Welltower, Inc.	53,034	4,548,726
Weyerhaeuser Co.	91,264	3,758,252

		136,190,888

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
UTILITIES (2.5%)
AES Corp.	81,233	$1,973,962
Alliant Energy Corp.	30,504	1,875,081
Ameren Corp.	31,387	2,793,757
American Electric Power Co., Inc.	61,365	5,459,644
American Water Works Co., Inc.	22,119	4,177,395
Atmos Energy Corp.	16,135	1,690,464
CenterPoint Energy, Inc.	76,621	2,138,492
CMS Energy Corp.	35,297	2,296,070
Consolidated Edison, Inc.	43,101	3,677,377
Dominion Energy, Inc.	98,679	7,752,222
DTE Energy Co.	23,604	2,821,622
Duke Energy Corp.	93,722	9,831,438
Edison International	46,288	3,159,156
Entergy Corp.	24,488	2,758,573
Evergy, Inc.	27,938	1,916,826
Eversource Energy	41,889	3,811,061
Exelon Corp.	119,199	6,884,934
FirstEnergy Corp.	66,332	2,758,748
NextEra Energy, Inc.	239,067	22,319,295
NiSource, Inc.	47,847	1,321,056
NRG Energy, Inc.	29,831	1,285,120
Pinnacle West Capital Corp.	13,746	970,330
PPL Corp.	91,467	2,749,498
Public Svc. Enterprise Group, Inc.	61,610	4,111,235
Sempra Energy	38,908	5,146,750
Southern Co.	129,127	8,855,530
WEC Energy Group, Inc.	38,433	3,730,691
Xcel Energy, Inc.	65,632	4,443,287

		122,709,614

TOTAL INDEXED ASSETS- COMMON STOCKS
(Cost: $2,234,850,897) 98.5%		4,917,043,771

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.4%)
U.S. Treasury Bill	A-1+	0.02	01/18/22	$15,000,000	$14,999,894
U.S. Treasury Bill (1)	A-1+	0.02	02/01/22	6,000,000	5,999,884
U.S. Treasury Bill	A-1+	0.03	02/08/22	8,500,000	8,499,708
U.S. Treasury Bill	A-1+	0.03	02/10/22	21,600,000	21,599,280
U.S. Treasury Bill	A-1+	0.03	02/15/22	7,000,000	6,999,762
U.S. Treasury Bill	A-1+	0.04	01/20/22	4,000,000	3,999,925
U.S. Treasury Bill	A-1+	0.04	03/24/22	5,000,000	4,999,377

					67,097,830

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $67,097,992) 1.4%					67,097,830

				Shares	Value
WARRANTS
ENERGY (0.0%) (2)
Occidental Petroleum Corp. — expiring 08/03/2027*				13,817	$174,232

TOTAL WARRANTS (Cost: $68,394) 0.0% (2)					174,232

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.1%)
Citibank, New York Time Deposit		0.01	01/03/22	$5,752,117	$5,752,117

TOTAL TEMPORARY CASH INVESTMENT (Cost: $5,752,117) 0.1%					5,752,117

TOTAL INVESTMENTS (Cost: $2,307,769,400) 100.0%					4,990,067,950

OTHER NET ASSETS 0.0% (2)					1,444,048

NET ASSETS 100.0%					$4,991,511,968

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
COMMUNICATION SERVICES (5.9%)
Activision Blizzard, Inc.	4,191	$278,827
Alphabet, Inc. Cl A*	1,619	4,690,308
Alphabet, Inc. Cl C*	1,505	4,354,853
AT&T, Inc.	38,427	945,304
Charter Communications, Inc. Cl A*	666	434,212
Comcast Corp. Cl A	24,536	1,234,897
Discovery, Inc. Cl A*	911	21,445
Discovery, Inc. Cl C*	1,634	37,419
DISH Network Corp. Cl A*	1,344	43,599
Electronic Arts, Inc.	1,522	200,752
Fox Corp. Cl A	1,724	63,616
Fox Corp. Cl B	791	27,108
Interpublic Group of Cos., Inc.	2,119	79,356
Live Nation Entertainment, Inc.*	727	87,015
Lumen Technologies, Inc.	4,959	62,235
Match Group, Inc.*	1,524	201,549
Meta Platforms, Inc.*	12,733	4,282,744
Netflix, Inc.*	2,384	1,436,217
News Corp. Cl A	2,115	47,186
News Corp. Cl B	655	14,737
Omnicom Group, Inc.	1,144	83,821
Take-Two Interactive Software, Inc.*	620	110,186
T-Mobile US, Inc.*	3,159	366,381
Twitter, Inc.*	4,303	185,976
Verizon Communications, Inc.	22,279	1,157,617
ViacomCBS, Inc. Cl B	3,264	98,507
Walt Disney Co.*	9,778	1,514,514

		22,060,381

CONSUMER DISCRETIONARY (7.3%)
Advance Auto Parts, Inc.	340	81,559
Amazon.com, Inc.*	2,347	7,825,695
Aptiv PLC*	1,456	240,167
AutoZone, Inc.*	113	236,892
Bath & Body Works, Inc.	1,423	99,311
Best Buy Co., Inc.	1,192	121,107
Booking Hldgs., Inc.*	221	530,230
BorgWarner, Inc.	1,290	58,141
Caesars Entertainment, Inc.*	1,150	107,560
CarMax, Inc.*	872	113,561
Carnival Corp.*	4,329	87,099
Chipotle Mexican Grill, Inc. Cl A*	151	263,986
Darden Restaurants, Inc.	699	105,297
Dollar General Corp.	1,255	295,967
Dollar Tree, Inc.*	1,210	170,029
Domino’s Pizza, Inc.	196	110,609
DR Horton, Inc.	1,754	190,221
eBay, Inc.	3,369	224,038
Etsy, Inc.*	682	149,317
Expedia Group, Inc.*	785	141,865

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Ford Motor Co.	21,123	$438,725
Gap, Inc.	1,154	20,368
Garmin Ltd.	818	111,387
General Motors Co.*	7,813	458,076
Genuine Parts Co.	767	107,534
Hasbro, Inc.	698	71,042
Hilton Worldwide Hldgs., Inc.*	1,500	233,985
Home Depot, Inc.	5,679	2,356,842
Las Vegas Sands Corp.*	1,850	69,634
Lennar Corp. Cl A	1,463	169,942
LKQ Corp.	1,443	86,623
Lowe’s Cos., Inc.	3,726	963,096
Marriott International, Inc. Cl A*	1,472	243,233
McDonald’s Corp.	4,021	1,077,909
MGM Resorts International	2,095	94,024
Mohawk Industries, Inc.*	296	53,925
Newell Brands, Inc.	2,037	44,488
NIKE, Inc. Cl B	6,876	1,146,023
Norwegian Cruise Line Hldgs. Ltd.*	1,992	41,314
NVR, Inc.*	18	106,360
O’Reilly Automotive, Inc.*	363	256,362
Penn National Gaming, Inc.*	894	46,354
Pool Corp.	216	122,256
PulteGroup, Inc.	1,362	77,852
PVH Corp.	383	40,847
Ralph Lauren Corp. Cl A	262	31,141
Ross Stores, Inc.	1,912	218,503
Royal Caribbean Cruises Ltd.*	1,206	92,741
Starbucks Corp.	6,350	742,760
Tapestry, Inc.	1,481	60,129
Target Corp.	2,626	607,761
Tesla, Inc.*	4,377	4,625,526
TJX Cos., Inc.	6,471	491,278
Tractor Supply Co.	613	146,262
Ulta Beauty, Inc.*	293	120,816
Under Armour, Inc. Cl A*	1,016	21,529
Under Armour, Inc. Cl C*	1,157	20,872
VF Corp.	1,755	128,501
Whirlpool Corp.	327	76,734
Wynn Resorts Ltd.*	566	48,133
Yum! Brands, Inc.	1,577	218,982

		27,242,520

CONSUMER STAPLES (3.4%)
Altria Group, Inc.	9,885	468,450
Archer-Daniels-Midland Co.	3,010	203,446
Brown-Forman Corp. Cl B	983	71,621
Campbell Soup Co.	1,090	47,371
Church & Dwight Co., Inc.	1,314	134,685
Clorox Co.	661	115,252
Coca-Cola Co.	20,919	1,238,614
Colgate-Palmolive Co.	4,536	387,102

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER STAPLES (CONTINUED)
Conagra Brands, Inc.	2,581	$88,141
Constellation Brands, Inc. Cl A	884	221,858
Costco Wholesale Corp.	2,378	1,349,991
Estee Lauder Cos., Inc. Cl A	1,247	461,639
General Mills, Inc.	3,259	219,592
Hershey Co.	783	151,487
Hormel Foods Corp.	1,519	74,142
J M Smucker Co.	583	79,183
Kellogg Co.	1,377	88,706
Kimberly-Clark Corp.	1,812	258,971
Kraft Heinz Co.	3,820	137,138
Kroger Co.	3,642	164,837
Lamb Weston Hldgs., Inc.	786	49,817
McCormick & Co., Inc.	1,342	129,651
Molson Coors Beverage Co. Cl B	1,014	46,999
Mondelez International, Inc. Cl A	7,507	497,789
Monster Beverage Corp.*	2,022	194,193
PepsiCo, Inc.	7,440	1,292,402
Philip Morris International, Inc.	8,378	795,910
Procter & Gamble Co.	13,022	2,130,139
Sysco Corp.	2,759	216,719
Tyson Foods, Inc. Cl A	1,586	138,236
Walgreens Boots Alliance, Inc.	3,866	201,650
Walmart, Inc.	7,653	1,107,313

		12,763,044

ENERGY (1.5%)
APA Corp.	1,955	52,570
Baker Hughes Co. Cl A	4,704	113,178
Chevron Corp.	10,373	1,217,272
ConocoPhillips	7,098	512,334
Coterra Energy, Inc.	4,378	83,182
Devon Energy Corp.	3,388	149,241
Diamondback Energy, Inc.	917	98,898
EOG Resources, Inc.	3,148	279,637
Exxon Mobil Corp.	22,782	1,394,031
Halliburton Co.	4,817	110,165
Hess Corp.	1,483	109,786
Kinder Morgan, Inc.	10,493	166,419
Marathon Oil Corp.	4,189	68,783
Marathon Petroleum Corp.	3,313	211,999
Occidental Petroleum Corp.	4,775	138,427
ONEOK, Inc.	2,400	141,024
Phillips 66	2,358	170,861
Pioneer Natural Resources Co.	1,222	222,257
Schlumberger NV	7,548	226,063
Valero Energy Corp.	2,201	165,317
Williams Cos., Inc.	6,538	170,250

		5,801,694

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (6.2%)
Aflac, Inc.	3,275	$191,227
Allstate Corp.	1,543	181,534
American Express Co.	3,376	552,314
American International Group, Inc.	4,468	254,050
Ameriprise Financial, Inc.	603	181,901
Aon PLC Cl A	1,186	356,464
Arthur J. Gallagher & Co.	1,116	189,352
Assurant, Inc.	307	47,849
Bank of America Corp.	38,755	1,724,210
Bank of New York Mellon Corp.	4,088	237,431
Berkshire Hathaway, Inc. Cl B*	9,855	2,946,644
BlackRock, Inc. Cl A	769	704,065
Brown & Brown, Inc.	1,261	88,623
Capital One Financial Corp.	2,290	332,256
Cboe Global Markets, Inc.	573	74,719
Charles Schwab Corp.	8,090	680,369
Chubb Ltd.	2,318	448,093
Cincinnati Financial Corp.	807	91,942
Citigroup, Inc.	10,678	644,844
Citizens Financial Group, Inc.	2,293	108,344
CME Group, Inc. Cl A	1,934	441,842
Comerica, Inc.	706	61,422
Discover Financial Svcs.	1,577	182,238
Everest Re Group Ltd.	212	58,071
FactSet Research Systems, Inc.	202	98,174
Fifth Third Bancorp	3,679	160,221
First Republic Bank	965	199,282
Franklin Resources, Inc.	1,512	50,637
Globe Life, Inc.	500	46,860
Goldman Sachs Group, Inc.	1,827	698,919
Hartford Financial Svcs. Group, Inc.	1,832	126,481
Huntington Bancshares, Inc.	7,784	120,029
Intercontinental Exchange, Inc.	3,032	414,687
Invesco Ltd.	1,837	42,288
JPMorgan Chase & Co.	15,903	2,518,240
KeyCorp.	5,010	115,881
Lincoln National Corp.	914	62,390
Loews Corp.	1,078	62,265
M&T Bank Corp.	693	106,431
MarketAxess Hldgs., Inc.	204	83,899
Marsh & McLennan Cos., Inc.	2,717	472,269
MetLife, Inc.	3,847	240,399
Moody’s Corp.	871	340,195
Morgan Stanley	7,725	758,286
MSCI, Inc. Cl A	443	271,422
Nasdaq, Inc.	630	132,306
Northern Trust Corp.	1,117	133,604
People’s United Financial, Inc.	2,303	41,040

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
PNC Financial Svcs. Group, Inc.	2,274	$455,983
Principal Financial Group, Inc.	1,327	95,982
Progressive Corp.	3,148	323,142
Prudential Financial, Inc.	2,034	220,160
Raymond James Financial, Inc.	997	100,099
Regions Financial Corp.	5,130	111,834
S&P Global, Inc.	1,297	612,093
Signature Bank	326	105,451
State Street Corp.	1,968	183,024
SVB Financial Group*	316	214,324
Synchrony Financial	2,945	136,618
T. Rowe Price Group, Inc.	1,209	237,738
Travelers Cos., Inc.	1,324	207,113
Truist Financial Corp.	7,183	420,565
U.S. Bancorp	7,261	407,850
Wells Fargo & Co.	21,456	1,029,459
Willis Towers Watson PLC	671	159,356
WR Berkley Corp.	751	61,875
Zions Bancorp N.A.	842	53,181

		23,211,856

HEALTH CARE (7.7%)
Abbott Laboratories	9,516	1,339,282
AbbVie, Inc.	9,513	1,288,060
ABIOMED, Inc.*	245	87,997
Agilent Technologies, Inc.	1,630	260,230
Align Technology, Inc.*	395	259,586
AmerisourceBergen Corp. Cl A	805	106,976
Amgen, Inc.	3,031	681,884
Anthem, Inc.	1,306	605,383
Baxter International, Inc.	2,694	231,253
Becton Dickinson & Co.	1,546	388,788
Biogen, Inc.*	791	189,777
Bio-Rad Laboratories, Inc. Cl A*	116	87,646
Bio-Techne Corp.	211	109,159
Boston Scientific Corp.*	7,668	325,736
Bristol-Myers Squibb Co.	11,944	744,708
Cardinal Health, Inc.	1,516	78,059
Catalent, Inc.*	922	118,044
Centene Corp.*	3,140	258,736
Cerner Corp.	1,583	147,013
Charles River Laboratories International, Inc.*	271	102,107
Cigna Corp.	1,783	409,430
Cooper Cos., Inc.	265	111,019
CVS Health Corp.	7,104	732,849
Danaher Corp.	3,422	1,125,872
DaVita, Inc.*	351	39,930
DENTSPLY SIRONA, Inc.	1,176	65,609
Dexcom, Inc.*	522	280,288
Edwards Lifesciences Corp.*	3,360	435,288

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Eli Lilly & Co.	4,273	$1,180,288
Gilead Sciences, Inc.	6,750	490,118
HCA Healthcare, Inc.	1,289	331,170
Henry Schein, Inc.*	746	57,837
Hologic, Inc.*	1,364	104,428
Humana, Inc.	692	320,991
IDEXX Laboratories, Inc.*	457	300,916
Illumina, Inc.*	841	319,950
Incyte Corp.*	1,011	74,207
Intuitive Surgical, Inc.*	1,921	690,215
IQVIA Hldgs., Inc.*	1,029	290,322
Johnson & Johnson	14,167	2,423,549
Laboratory Corp. of America Hldgs.*	515	161,818
McKesson Corp.	822	204,325
Medtronic PLC	7,242	749,185
Merck & Co., Inc.	13,593	1,041,768
Mettler-Toledo International, Inc.*	124	210,454
Moderna, Inc.*	1,898	482,054
Organon & Co.	1,364	41,534
PerkinElmer, Inc.	680	136,721
Pfizer, Inc.	30,204	1,783,546
Quest Diagnostics, Inc.	660	114,187
Regeneron Pharmaceuticals, Inc.*	569	359,335
ResMed, Inc.	785	204,477
STERIS PLC	538	130,954
Stryker Corp.	1,807	483,228
Teleflex, Inc.	252	82,777
Thermo Fisher Scientific, Inc.	2,120	1,414,549
UnitedHealth Group, Inc.	5,068	2,544,844
Universal Health Svcs., Inc. Cl B	394	51,086
Vertex Pharmaceuticals, Inc.*	1,368	300,413
Viatris, Inc.	6,508	88,053
Waters Corp.*	329	122,585
West Pharmaceutical Svcs., Inc.	399	187,135
Zimmer Biomet Hldgs., Inc.	1,125	142,920
Zoetis, Inc. Cl A	2,546	621,300

		28,853,948

INDUSTRIALS (4.5%)
3M Co.	3,101	550,831
Alaska Air Group, Inc.*	674	35,115
Allegion PLC	482	63,836
American Airlines Group, Inc.*	3,484	62,573
AMETEK, Inc.	1,245	183,065
AO Smith Corp.	716	61,469
Boeing Co.*	2,973	598,524
Carrier Global Corp.	4,663	252,921
Caterpillar, Inc.	2,911	601,820
CH Robinson Worldwide, Inc.	700	75,341
Cintas Corp.	473	209,619

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Copart, Inc.*	1,148	$174,060
CSX Corp.	11,935	448,756
Cummins, Inc.	770	167,968
Deere & Co.	1,518	520,507
Delta Air Lines, Inc.*	3,444	134,592
Dover Corp.	775	140,740
Eaton Corp. PLC	2,145	370,699
Emerson Electric Co.	3,217	299,085
Equifax, Inc.	657	192,363
Expeditors International of Washington, Inc.	912	122,472
Fastenal Co.	3,096	198,329
FedEx Corp.	1,315	340,112
Fortive Corp.	1,929	147,163
Fortune Brands Home & Security, Inc.	731	78,144
Generac Hldgs., Inc.*	339	119,301
General Dynamics Corp.	1,248	260,171
General Electric Co.	5,909	558,223
Honeywell International, Inc.	3,705	772,530
Howmet Aerospace, Inc.	2,069	65,856
Huntington Ingalls Industries, Inc.	216	40,336
IDEX Corp.	409	96,655
IHS Markit Ltd.	2,146	285,246
Illinois Tool Works, Inc.	1,537	379,332
Ingersoll Rand, Inc.	2,193	135,681
Jacobs Engineering Group, Inc.	702	97,740
JB Hunt Transport Svcs., Inc.	452	92,389
Johnson Controls International PLC	3,814	310,116
L-3 Harris Technologies, Inc.	1,056	225,182
Leidos Hldgs., Inc.	756	67,208
Lockheed Martin Corp.	1,321	469,497
Masco Corp.	1,313	92,199
Nielsen Hldgs. PLC	1,931	39,605
Norfolk Southern Corp.	1,309	389,702
Northrop Grumman Corp.	802	310,430
Old Dominion Freight Line, Inc.	502	179,907
Otis Worldwide Corp.	2,286	199,042
PACCAR, Inc.	1,868	164,870
Parker-Hannifin Corp.	695	221,093
Pentair PLC	891	65,070
Quanta Svcs., Inc.	766	87,830
Raytheon Technologies Corp.	8,054	693,127
Republic Svcs., Inc. Cl A	1,127	157,160
Robert Half International, Inc.	600	66,912
Rockwell Automation, Inc.	624	217,682
Rollins, Inc.	1,218	41,668
Roper Technologies, Inc.	568	279,376
Snap-on, Inc.	290	62,460
Southwest Airlines Co.*	3,185	136,445

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Stanley Black & Decker, Inc.	878	$165,608
Textron, Inc.	1,187	91,636
Trane Technologies PLC	1,279	258,397
TransDigm Group, Inc.*	282	179,431
Union Pacific Corp.	3,459	871,426
United Airlines Hldgs., Inc.*	1,743	76,309
United Parcel Svc., Inc. Cl B	3,924	841,070
United Rentals, Inc.*	389	129,261
Verisk Analytics, Inc. Cl A	868	198,538
Waste Management, Inc.	2,071	345,650
Westinghouse Air Brake Technologies Corp.	1,005	92,571
WW Grainger, Inc.	233	120,750
Xylem, Inc.	970	116,322

		16,897,114

INFORMATION TECHNOLOGY (16.9%)
Accenture PLC Cl A	3,399	1,409,055
Adobe, Inc.*	2,560	1,451,674
Advanced Micro Devices, Inc.*	6,498	935,062
Akamai Technologies, Inc.*	875	102,410
Amphenol Corp. Cl A	3,218	281,446
Analog Devices, Inc.	2,892	508,327
ANSYS, Inc.*	470	188,526
Apple, Inc.	83,872	14,893,151
Applied Materials, Inc.	4,859	764,612
Arista Networks, Inc.*	1,208	173,650
Autodesk, Inc.*	1,184	332,929
Automatic Data Processing, Inc.	2,268	559,243
Broadcom, Inc.	2,215	1,473,883
Broadridge Financial Solutions, Inc.	627	114,628
Cadence Design Systems, Inc.*	1,492	278,034
CDW Corp.	730	149,489
Ceridian HCM Hldg., Inc.*	733	76,569
Cisco Systems, Inc.	22,696	1,438,246
Citrix Systems, Inc.	671	63,470
Cognizant Technology Solutions Corp. Cl A	2,826	250,723
Corning, Inc.	4,133	153,872
DXC Technology Co.*	1,357	43,682
Enphase Energy, Inc.*	726	132,814
EPAM Systems, Inc.*	305	203,877
F5, Inc.*	324	79,286
Fidelity National Information Svcs., Inc.	3,277	357,685
Fiserv, Inc.*	3,198	331,920
FleetCor Technologies, Inc.*	437	97,818
Fortinet, Inc.*	731	262,721
Gartner, Inc.*	443	148,104
Global Payments, Inc.	1,561	211,016
Hewlett Packard Enterprise Co.	7,039	111,005

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
HP, Inc.	6,202	$233,630
Intel Corp.	21,885	1,127,078
International Business Machines Corp.	4,826	645,043
Intuit, Inc.	1,524	980,267
IPG Photonics Corp.*	193	33,223
Jack Henry & Associates, Inc.	399	66,629
Juniper Networks, Inc.	1,749	62,457
Keysight Technologies, Inc.*	991	204,652
KLA Corp.	816	350,970
Lam Research Corp.	758	545,116
Mastercard, Inc. Cl A	4,668	1,677,306
Microchip Technology, Inc.	2,986	259,961
Micron Technology, Inc.	6,020	560,763
Microsoft Corp.	40,402	13,588,001
Monolithic Power Systems, Inc.	233	114,946
Motorola Solutions, Inc.	909	246,975
NetApp, Inc.	1,203	110,664
NortonLifeLock, Inc.	3,131	81,344
NVIDIA Corp.	13,453	3,956,662
NXP Semiconductors NV	1,431	325,953
Oracle Corp.	8,679	756,896
Paychex, Inc.	1,727	235,736
Paycom Software, Inc.*	259	107,534
PayPal Hldgs., Inc.*	6,323	1,192,391
PTC, Inc.*	569	68,934
Qorvo, Inc.*	594	92,896
QUALCOMM, Inc.	6,027	1,102,157
Salesforce.com, Inc.*	5,268	1,338,757
Seagate Technology Hldgs. PLC	1,102	124,504
ServiceNow, Inc.*	1,071	695,197
Skyworks Solutions, Inc.	889	137,919
SolarEdge Technologies, Inc.*	282	79,121
Synopsys, Inc.*	821	302,539
TE Connectivity Ltd.	1,756	283,313
Teledyne Technologies, Inc.*	251	109,659
Teradyne, Inc.	877	143,416
Texas Instruments, Inc.	4,970	936,696
Trimble, Inc.*	1,351	117,794
Tyler Technologies, Inc.*	220	118,349
VeriSign, Inc.*	521	132,240
Visa, Inc. Cl A	9,024	1,955,591
Western Digital Corp.*	1,677	109,357
Xilinx, Inc.	1,334	282,848
Zebra Technologies Corp. Cl A*	287	170,822

		63,345,233

MATERIALS (1.5%)
Air Products & Chemicals, Inc.	1,192	362,678

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
MATERIALS (CONTINUED)
Albemarle Corp.	629	$147,041
Amcor PLC	8,250	99,083
Avery Dennison Corp.	446	96,590
Ball Corp.	1,743	167,799
Celanese Corp. Cl A	586	98,483
CF Industries Hldgs., Inc.	1,155	81,751
Corteva, Inc.	3,922	185,432
Dow, Inc.	3,980	225,746
DuPont de Nemours, Inc.	2,788	225,215
Eastman Chemical Co.	724	87,539
Ecolab, Inc.	1,342	314,820
FMC Corp.	682	74,945
Freeport-McMoRan, Inc.	7,902	329,750
International Flavors & Fragrances, Inc.	1,370	206,391
International Paper Co.	2,084	97,906
Linde PLC	2,758	955,454
LyondellBasell Industries NV Cl A	1,415	130,505
Martin Marietta Materials, Inc.	335	147,574
Mosaic Co.	1,993	78,305
Newmont Corp.	4,291	266,128
Nucor Corp.	1,538	175,563
Packaging Corp. of America	511	69,573
PPG Industries, Inc.	1,278	220,378
Sealed Air Corp.	798	53,841
Sherwin-Williams Co.	1,298	457,104
Vulcan Materials Co.	714	148,212
Westrock Co.	1,437	63,745

		5,567,551

REAL ESTATE (1.6%)
Alexandria Real Estate Equities, Inc.	759	169,227
American Tower Corp.	2,451	716,918
AvalonBay Communities, Inc.	752	189,948
Boston Properties, Inc.	765	88,113
CBRE Group, Inc. Cl A*	1,801	195,427
Crown Castle International Corp.	2,326	485,529
Digital Realty Trust, Inc.	1,528	270,257
Duke Realty Corp.	2,049	134,496
Equinix, Inc.	485	410,232
Equity Residential	1,836	166,158
Essex Property Trust, Inc.	350	123,280
Extra Space Storage, Inc.	720	163,246
Federal Realty Investment Trust	377	51,393
Healthpeak Properties, Inc.	2,901	104,697
Host Hotels & Resorts, Inc.*	3,842	66,812
Iron Mountain, Inc.	1,558	81,530
Kimco Realty Corp.	3,317	81,764
Mid-America Apartment Communities, Inc.	620	142,253
Prologis, Inc.	3,978	669,736
Public Storage	821	307,514

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Realty Income Corp.	3,045	$217,992
Regency Centers Corp.	829	62,465
SBA Communications Corp. Cl A	585	227,577
Simon Property Group, Inc.	1,768	282,473
UDR, Inc.	1,564	93,824
Ventas, Inc.	2,148	109,806
Vornado Realty Trust	856	35,832
Welltower, Inc.	2,342	200,873
Weyerhaeuser Co.	4,031	165,997

		6,015,369

UTILITIES (1.5%)
AES Corp.	3,588	87,188
Alliant Energy Corp.	1,347	82,800
Ameren Corp.	1,387	123,457
American Electric Power Co., Inc.	2,711	241,198
American Water Works Co., Inc.	977	184,516
Atmos Energy Corp.	712	74,596
CenterPoint Energy, Inc.	3,385	94,475
CMS Energy Corp.	1,559	101,413
Consolidated Edison, Inc.	1,904	162,449
Dominion Energy, Inc.	4,358	342,364

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
UTILITIES (CONTINUED)
DTE Energy Co.	1,042	$124,561
Duke Energy Corp.	4,139	434,181
Edison International	2,045	139,571
Entergy Corp.	1,082	121,887
Evergy, Inc.	1,234	84,665
Eversource Energy	1,850	168,313
Exelon Corp.	5,265	304,107
FirstEnergy Corp.	2,930	121,859
NextEra Energy, Inc.	10,559	985,788
NiSource, Inc.	2,113	58,340
NRG Energy, Inc.	1,318	56,780
Pinnacle West Capital Corp.	607	42,848
PPL Corp.	4,040	121,442
Public Svc. Enterprise Group, Inc.	2,722	181,639
Sempra Energy	1,718	227,257
Southern Co.	5,703	391,112
WEC Energy Group, Inc.	1,697	164,728
Xcel Energy, Inc.	2,899	196,262

		5,419,796

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $112,506,023) 58.0%		217,178,506

	Rating**	Rate(%)	Maturity	Amount	Value

SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.6%)
U.S. Treasury Bill (1)	A-1+	0.02	02/01/22	$250,000	$249,995
U.S. Treasury Bill	A-1+	0.01	02/22/22	2,000,000	1,999,964

TOTAL INDEXED ASSETS-SHORT TERM-DEBT (0.6%) (Cost: $2,249,959) 0.6%					2,249,959

				Shares	Value

WARRANTS:
ENERGY (0.0%) (2)
Occidental Petroleum Corp. — expiring 08/03/2027*				16	$201

TOTAL INDEXED ASSETS-WARRANTS (Cost: $79) 0.0% (2)					201

TOTAL INDEXED ASSETS (Cost: $114,756,061) 58.6%					219,428,666

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
ACTIVE ASSETS:
COMMON STOCKS:
COMMUNICATION SERVICES (1.0%)
Bandwidth, Inc. Cl A*	2,072	$148,687
Cardlytics, Inc.*	4,339	286,765
Cogent Communications Hldgs., Inc.	3,108	227,443
Discovery, Inc. Cl A*	6,569	154,634
Discovery, Inc. Cl C*	4,583	104,950
EchoStar Corp. Cl A*	12,882	339,441
Fox Corp. Cl A	10,289	379,664
Take-Two Interactive Software, Inc.*	3,565	633,572
TEGNA, Inc.	46,899	870,445
Twitter, Inc.*	5,440	235,116
Zynga, Inc. Cl A*	69,023	441,747

		3,822,464

CONSUMER DISCRETIONARY (5.0%)
Aptiv PLC*	1,891	311,921
AutoZone, Inc.*	488	1,023,038
Bed Bath & Beyond, Inc.*	2,580	37,616
Bloomin’ Brands, Inc.*	44,141	926,078
Bright Horizons Family Solutions, Inc.*	1,630	205,184
Caesars Entertainment, Inc.*	3,643	340,729
Capri Hldgs. Ltd.*	12,456	808,519
Darden Restaurants, Inc.	3,807	573,487
Five Below, Inc.*	5,805	1,200,996
Foot Locker, Inc.	2,577	112,435
Ford Motor Co.	15,208	315,870
Fox Factory Hldg. Corp.*	2,415	410,792
Golden Entertainment, Inc.*	5,583	282,109
Hanesbrands, Inc.	14,935	249,713
Haverty Furniture Cos., Inc.	938	28,675
Johnson Outdoors, Inc. Cl A	813	76,170
Lithia Motors, Inc. Cl A	1,712	508,378
Marriott Vacations Worldwide Corp.	9,538	1,611,731
NVR, Inc.*	76	449,074
Ollie’s Bargain Outlet Hldgs., Inc.*	11,048	565,547
Ralph Lauren Corp. Cl A	3,915	465,337
Red Rock Resorts, Inc. Cl A	10,437	574,139
Rent-A-Center, Inc.	2,618	125,769
Skyline Champion Corp.*	9,636	761,051
Sonic Automotive, Inc. Cl A	18,381	908,940
Sonos, Inc.*	17,949	534,880
Steven Madden Ltd.	33,874	1,574,125
Taylor Morrison Home Corp. Cl A*	23,296	814,428
Tempur Sealy International, Inc.	13,549	637,209
Tractor Supply Co.	3,245	774,257
Williams-Sonoma, Inc.	5,390	911,611
XPEL, Inc.*	6,121	417,942
YETI Hldgs., Inc.*	3,969	328,752

		18,866,502

	Shares	Value
ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER STAPLES (1.0%)
BJ’s Wholesale Club Hldgs., Inc.*	4,325	$289,645
Church & Dwight Co., Inc.	6,797	696,693
Constellation Brands, Inc. Cl A	3,895	977,529
Crimson Wine Group Ltd.*	39,259	323,887
Freshpet, Inc.*	3,639	346,688
TreeHouse Foods, Inc.*	30,775	1,247,311

		3,881,753

ENERGY (1.9%)
Baker Hughes Co. Cl A	21,988	529,032
ChampionX Corp.*	22,773	460,242
Cheniere Energy, Inc.	6,590	668,358
Chesapeake Energy Corp.	6,281	405,250
Devon Energy Corp.	34,967	1,540,297
DT Midstream, Inc.	5,334	255,925
EQT Corp.*	28,942	631,225
Hess Corp.	1,751	129,627
MPLX LP	4,600	136,114
Northern Oil & Gas, Inc.	15,479	318,558
PDC Energy, Inc.	12,578	613,555
Renewable Energy Group, Inc.*	12,675	537,927
Southwestern Energy Co.*	43,363	202,072
Williams Cos., Inc.	26,987	702,741

		7,130,923

FINANCIALS (5.8%)
American Equity Investment Life Hldg. Co.	9,136	355,573
American Financial Group, Inc.	4,097	562,600
Ameriprise Financial, Inc.	4,405	1,328,811
Argo Group International Hldgs. Ltd.	4,446	258,357
BancFirst Corp.	3,137	221,347
Bank of Marin Bancorp	4,122	153,462
Banner Corp.	8,507	516,120
Brookline Bancorp, Inc.	25,844	418,414
Brown & Brown, Inc.	7,351	516,628
Dime Community Bancshares, Inc.	7,366	258,989
Discover Financial Svcs.	6,647	768,127
Eastern Bankshares, Inc.	38,624	779,046
Ellington Financial, Inc.	24,266	414,706
Enterprise Financial Svcs. Corp.	10,613	499,766
Essent Group Ltd.	11,488	523,049
Everest Re Group Ltd.	926	253,650
Fifth Third Bancorp	27,995	1,219,183
First Financial Bankshares, Inc.	3,471	176,466
First Foundation, Inc.	8,301	206,363
First Interstate BancSystem, Inc. Cl A	15,419	627,091
First Republic Bank	3,079	635,844
Glacier Bancorp, Inc.	4,246	240,748

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Globe Life, Inc.	4,377	$410,212
Goosehead Insurance, Inc. Cl A	2,260	293,981
Green Dot Corp. Cl A*	22,774	825,330
Hancock Whitney Corp.	11,109	555,672
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,531	134,447
Hartford Financial Svcs. Group, Inc.	10,912	753,365
Home BancShares, Inc.	18,760	456,806
Houlihan Lokey, Inc. Cl A	3,152	326,295
iShares Micro-Cap ETF	1,070	149,511
iShares Russell 2000 Value ETF	85	14,114
KeyCorp.	14,714	340,335
Moelis & Co. Cl A	4,140	258,791
MSCI, Inc. Cl A	624	382,318
Primerica, Inc.	4,494	688,795
Raymond James Financial, Inc.	4,311	432,824
Reinsurance Group of America, Inc. Cl A	1,673	183,177
RLI Corp.	1,872	209,851
Selective Insurance Group, Inc.	5,971	489,264
Signature Bank	1,098	355,170
Starwood Property Trust, Inc.	22,596	549,083
Stifel Financial Corp.	2,731	192,317
Stock Yards Bancorp, Inc.	10,140	647,743
SVB Financial Group*	575	389,988
Synchrony Financial	4,509	209,172
TriCo Bancshares	6,671	286,586
UMB Financial Corp.	4,682	496,807
Voya Financial, Inc.	2,963	196,477
Webster Financial Corp.	7,060	394,230
Zions Bancorp N.A.	2,359	148,994

		21,705,995

HEALTH CARE (4.5%)
ACADIA Pharmaceuticals, Inc.*	4,882	113,946
Agilent Technologies, Inc.	5,898	941,614
Alder Biopharmaceuticals, Inc. — contingent value rights*	6,208	5,463	††
Align Technology, Inc.*	654	429,796
Amicus Therapeutics, Inc.*	9,261	106,965
Arena Pharmaceuticals, Inc.*	3,024	281,051
Arrowhead Pharmaceuticals, Inc.*	2,259	149,772
BioCryst Pharmaceuticals, Inc.*	12,848	177,945
Biohaven Pharmaceutical Hldg. Co. Ltd.*	2,361	325,369
Blueprint Medicines Corp.*	2,023	216,684
CareDx, Inc.*	3,524	160,272
Centene Corp.*	3,071	253,050
Cerner Corp.	4,838	449,305

	Shares	Value
ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Chemed Corp.	611	$323,243
ChemoCentryx, Inc.*	6,661	242,527
Coherus Biosciences, Inc.*	5,937	94,755
CONMED Corp.	2,226	315,558
Emergent BioSolutions, Inc.*	3,895	169,316
Envista Hldgs. Corp.*	4,944	222,777
Exact Sciences Corp.*	1,499	116,667
Fate Therapeutics, Inc.*	2,995	175,237
Horizon Therapeutics PLC*	6,472	697,423
Humana, Inc.	593	275,069
IDEXX Laboratories, Inc.*	556	366,104
ImmunityBio, Inc.*	5,516	33,537
Incyte Corp.*	1,890	138,726
Inmode Ltd.*	3,288	232,067
Insmed, Inc.*	4,277	116,505
Inspire Medical Systems, Inc.*	1,073	246,854
Insulet Corp.*	948	252,234
iRhythm Technologies, Inc.*	1,334	156,998
Kodiak Sciences, Inc.*	1,677	142,176
Krystal Biotech, Inc.*	1,433	100,238
LHC Group, Inc.*	2,226	305,474
Madrigal Pharmaceuticals, Inc.*	861	72,961
Medpace Hldgs., Inc.*	1,351	294,032
Mettler-Toledo International, Inc.*	340	577,051
NanoString Technologies, Inc.*	11,256	475,341
Natera, Inc.*	1,199	111,975
Neogen Corp.*	4,302	195,354
NeoGenomics, Inc.*	4,320	147,398
Nevro Corp.*	1,054	85,448
Novavax, Inc.*	1,282	183,416
Omnicell, Inc.*	1,848	333,453
OrthoPediatrics Corp.*	3,517	210,528
Pacific Biosciences of California, Inc.*	5,445	111,405
Penumbra, Inc.*	923	265,196
Repligen Corp.*	1,091	288,940
Sage Therapeutics, Inc.*	1,102	46,879
SeaSpine Hldgs. Corp.*	33,509	456,393
Sientra, Inc.*	116,477	427,471
Silk Road Medical, Inc.*	2,472	105,332
Simulations Plus, Inc.	3,895	184,234
Sorrento Therapeutics, Inc.*	12,838	59,697
STAAR Surgical Co.*	2,125	194,012
Supernus Pharmaceuticals, Inc.*	20,379	594,252
Syneos Health, Inc. Cl A*	8,044	825,958
Tactile Systems Technology, Inc.*	3,443	65,520
Tandem Diabetes Care, Inc.*	2,299	346,045

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Ultragenyx Pharmaceutical, Inc.*	3,299	$277,413
Veeva Systems, Inc. Cl A*	1,197	305,810
Vericel Corp.*	11,117	436,898
Xencor, Inc.*	2,785	111,734
Zimmer Biomet Hldgs., Inc.	5,988	760,716

		16,885,579

INDUSTRIALS (7.1%)
Alaska Air Group, Inc.*	12,286	640,101
Arcosa, Inc.	7,152	376,910
Atkore, Inc.*	1,991	221,379
Axon Enterprise, Inc.*	2,572	403,804
AZEK Co., Inc. Cl A*	4,140	191,434
Bloom Energy Corp. Cl A*	6,545	143,532
Builders FirstSource, Inc.*	15,112	1,295,250
Carlisle Cos., Inc.	4,455	1,105,375
Casella Waste Systems, Inc. Cl A*	2,488	212,525
Chart Industries, Inc.*	1,394	222,329
Clean Harbors, Inc.*	3,167	315,972
Crane Co.	4,468	454,530
Deluxe Corp.	22,384	718,750
Dover Corp.	5,061	919,078
Ducommun, Inc.*	3,555	166,267
EMCOR Group, Inc.	2,940	374,527
Encore Wire Corp.	3,888	556,373
EnPro Industries, Inc.	8,204	903,014
ESCO Technologies, Inc.	9,691	872,093
Exponent, Inc.	1,358	158,519
Federal Signal Corp.	11,219	486,231
Franklin Electric Co., Inc.	3,088	292,001
Generac Hldgs., Inc.*	1,787	628,881
Gorman-Rupp Co.	4,437	197,668
Graco, Inc.	5,559	448,167
HEICO Corp. Cl A	1,745	224,267
IAA, Inc.*	4,408	223,133
ICF International, Inc.	5,564	570,588
Jacobs Engineering Group, Inc.	3,269	455,143
KBR, Inc.	12,640	601,917
L-3 Harris Technologies, Inc.	1,884	401,745
ManTech International Corp. Cl A	2,740	199,828
Masonite International Corp.*	1,878	221,510
Miller Industries, Inc.	20,228	675,615
Mueller Industries, Inc.	28,400	1,685,824
Old Dominion Freight Line, Inc.	3,987	1,428,861
Oshkosh Corp.	4,878	549,799
Quanta Svcs., Inc.	4,224	484,323
Rockwell Automation, Inc.	823	287,104
Saia, Inc.*	1,453	489,705
Simpson Manufacturing Co., Inc.	2,643	367,562
Stanley Black & Decker, Inc.	1,696	319,900
Tetra Tech, Inc.	1,819	308,866
Trane Technologies PLC	1,775	358,604

	Shares	Value
ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
TransUnion	4,649	$551,278
Trex Co., Inc.*	6,288	849,069
UFP Industries, Inc.	9,398	864,710
Univar Solutions, Inc.*	17,331	491,334
Upwork, Inc.*	6,277	214,422
VSE Corp.	13,134	800,386
Werner Enterprises, Inc.	8,252	393,290
Willdan Group, Inc.*	4,521	159,139

		26,482,632

INFORMATION TECHNOLOGY (6.8%)
Akoustis Technologies, Inc.*	13,669	91,309
Altair Engineering, Inc. Cl A*	2,961	228,945
Amphenol Corp. Cl A	6,770	592,104
Anaplan, Inc.*	1,848	84,731
Arteris, Inc.*	11,594	244,749
Belden, Inc.	7,382	485,219
Blackline, Inc.*	2,392	247,668
Cambium Networks Corp.*	6,140	157,368
Ciena Corp.*	4,596	353,754
CMC Materials, Inc.	3,948	756,792
Cohu, Inc.*	18,074	688,439
Domo, Inc. Cl B*	5,692	282,323
DXC Technology Co.*	20,545	661,343
EPAM Systems, Inc.*	1,487	993,985
Euronet Worldwide, Inc.*	7,907	942,277
Five9, Inc.*	8,350	1,146,621
Globant S.A.*	1,275	400,465
Guidewire Software, Inc.*	1,947	221,043
Hewlett Packard Enterprise Co.	16,811	265,109
II-VI, Inc.*	8,182	559,076
Keysight Technologies, Inc.*	1,293	267,018
KLA Corp.	1,014	436,131
LivePerson, Inc.*	7,086	253,112
Lumentum Hldgs., Inc.*	6,714	710,140
Marvell Technology, Inc.	4,682	409,628
Maximus, Inc.	2,401	191,288
MaxLinear, Inc. Cl A*	10,328	778,628
Microchip Technology, Inc.	3,406	296,527
MKS Instruments, Inc.	2,362	411,390
MongoDB, Inc. Cl A*	502	265,734
Monolithic Power Systems, Inc.	1,032	509,116
Motorola Solutions, Inc.	1,741	473,030
Novanta, Inc.*	1,825	321,802
Okta, Inc. Cl A*	1,382	309,803
Palo Alto Networks, Inc.*	896	498,857
PDF Solutions, Inc.*	4,843	153,959
Perficient, Inc.*	8,139	1,052,291
Ping Identity Hldg. Corp.*	5,485	125,497
PTC, Inc.*	4,482	542,995
Q2 Hldgs., Inc.*	1,751	139,099
Qorvo, Inc.*	1,875	293,231
Rapid7, Inc.*	6,568	772,988
Richardson Electronics Ltd.*	13,532	182,953
Sailpoint Technologies Hldgs., Inc.*	13,953	674,488

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Sequans Communications S.A.*	14,660	$69,488
Shift4 Payments, Inc. Cl A*	4,413	255,645
Silicon Laboratories, Inc.*	1,726	356,281
Skyworks Solutions, Inc.	1,338	207,578
Splunk, Inc.*	3,129	362,088
Synaptics, Inc.*	1,242	359,571
Synopsys, Inc.*	1,606	591,812
Teledyne Technologies, Inc.*	1,501	655,772
Twilio, Inc. Cl A*	855	225,156
ViaSat, Inc.*	21,873	974,223
Xperi Hldg. Corp.	21,455	405,714
Zendesk, Inc.*	6,392	666,622
Zuora, Inc. Cl A*	40,909	764,180

		25,367,155

MATERIALS (2.4%)
Ashland Global Hldgs., Inc.	9,582	1,031,598
Avient Corp.	6,036	337,714
Chase Corp.	2,448	243,723
Coeur Mining, Inc.*	58,329	293,978
Crown Hldgs., Inc.	14,650	1,620,583
Ferro Corp.*	19,537	426,493
Ferroglobe Representation & Warranty Insurance Trust*	6,270	0	††
FMC Corp.	4,649	510,880
Freeport-McMoRan, Inc.	3,687	153,859
Kaiser Aluminum Corp.	8,037	754,996
Livent Corp.*	1,855	45,225
Materion Corp.	11,078	1,018,511
Newmont Corp.	7,938	492,315
Orion Engineered Carbons S.A.*	9,350	171,666
Packaging Corp. of America	2,508	341,464
Steel Dynamics, Inc.	3,475	215,693
Stepan Co.	1,693	210,423
Valvoline, Inc.	22,817	850,846
Vulcan Materials Co.	1,925	399,592

		9,119,559

REAL ESTATE (2.9%)
Alexander’s, Inc.	643	167,373
Alexandria Real Estate Equities, Inc.	642	143,140
American Campus Communities, Inc.	3,273	187,510
Apartment Income REIT Corp.	4,222	230,817
Apartment Investment & Management Co. Cl A*	25,110	193,849
AvalonBay Communities, Inc.	1,143	288,710
Brandywine Realty Trust	13,002	174,487
Camden Property Trust	3,257	581,961
Cousins Properties, Inc.	8,570	345,200
CTO Realty Growth, Inc.	2,245	137,888

	Shares	Value
ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Duke Realty Corp.	24,483	$1,607,064
Easterly Government Properties, Inc. Cl A	24,222	555,168
EastGroup Properties, Inc.	1,309	298,256
Equity Commonwealth*	12,480	323,232
Essential Properties Realty Trust, Inc.	4,965	143,141
Gaming & Leisure Properties, Inc.	4,532	220,527
Highwoods Properties, Inc.	6,758	301,339
Host Hotels & Resorts, Inc.*	18,788	326,724
Industrial Logistics Properties Trust	9,917	248,421
Kilroy Realty Corp.	6,769	449,868
LXP Industrial Trust	19,185	299,670
NexPoint Residential Trust, Inc.	6,133	514,129
Orion Office REIT, Inc.*	419	7,823
PotlatchDeltic Corp.	10,050	605,211
Realty Income Corp.	4,195	300,320
Sabra Health Care REIT, Inc.	24,045	325,569
Sun Communities, Inc.	3,119	654,896
Welltower, Inc.	7,019	602,020
Weyerhaeuser Co.	9,976	410,811

		10,645,124

UTILITIES (1.8%)
AES Corp.	9,559	232,284
Ameren Corp.	4,088	363,873
Atmos Energy Corp.	1,790	187,539
Avista Corp.	7,168	304,568
Black Hills Corp.	6,636	468,303
Chesapeake Utilities Corp.	2,331	339,883
DTE Energy Co.	2,302	275,181
Entergy Corp.	2,524	284,329
Evergy, Inc.	15,053	1,032,786
Fortis, Inc.	9,095	439,016
NiSource, Inc.	15,555	429,473
NorthWestern Corp.	4,881	278,998
NRG Energy, Inc.	10,476	451,307
Portland General Electric Co.	5,996	317,308
PPL Corp.	6,404	192,505
Public Svc. Enterprise Group, Inc.	6,426	428,807
Sempra Energy	1,938	256,359
Spire, Inc.	3,527	230,031

		6,512,550

TOTAL ACTIVE ASSETS-COMMON STOCKS
(Cost: $104,951,249) 40.2%		150,420,236

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Rating**	Rate(%)	Maturity	Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (0.5%):
Madison Gas & Electric Co.	A-1+	0.06	01/03/22	$2,000,000	$1,999,993

TOTAL ACTIVE ASSETS-SHORT-TERM DEBT SECURITIES (Cost: $1,999,993) 0.5%					1,999,993

TOTAL ACTIVE ASSETS (Cost: $106,951,242) 40.7%					152,420,229

		Rate(%)	Maturity	Amount	Value
TEMPORARY CASH INVESTMENT (0.7%)
Citibank, New York Time Deposit		0.01	01/03/22	$2,610,968	$2,610,968

TOTAL TEMPORARY CASH INVESTMENT (Cost: $2,610,968) 0.7%					2,610,968

TOTAL INVESTMENTS (Cost: $224,318,271) 100.0%					374,459,863

OTHER NET ASSETS -0.0% (2)					(40,151)

NET ASSETS 100.0%					$374,419,712

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
COMMUNICATION SERVICES (3.0%)
EchoStar Corp. Cl A*	187,702	$4,945,948
TEGNA, Inc.	677,336	12,571,356

		17,517,304

CONSUMER DISCRETIONARY (9.2%)
Bed Bath & Beyond, Inc.*	37,156	541,735
Bloomin’ Brands, Inc.*	331,001	6,944,401
Capri Hldgs. Ltd.*	98,817	6,414,211
Golden Entertainment, Inc.*	81,725	4,129,564
Haverty Furniture Cos., Inc.	14,253	435,714
Johnson Outdoors, Inc. Cl A	11,885	1,113,506
Marriott Vacations Worldwide Corp.	57,245	9,673,260
Sonic Automotive, Inc. Cl A	151,494	7,491,378
Steven Madden Ltd.	228,328	10,610,402
Taylor Morrison Home Corp. Cl A*	176,609	6,174,251

		53,528,422

CONSUMER STAPLES (3.0%)
Crimson Wine Group Ltd.*	612,212	5,050,749
TreeHouse Foods, Inc.*	298,601	12,102,299

		17,153,048

ENERGY (6.0%)
ChampionX Corp.*	312,807	6,321,829
Devon Energy Corp.	65,513	2,885,848
EQT Corp.*	416,705	9,088,336
PDC Energy, Inc.	182,596	8,907,033
Renewable Energy Group, Inc.*	183,470	7,786,467

		34,989,513

FINANCIALS (23.1%)
American Equity Investment Life Hldg. Co.	132,407	5,153,281
Argo Group International Hldgs. Ltd.	64,562	3,751,698
BancFirst Corp.	45,096	3,181,974
Bank of Marin Bancorp	69,996	2,605,951
Banner Corp.	126,884	7,698,052
Brookline Bancorp, Inc.	372,297	6,027,488
Dime Community Bancshares, Inc.	96,048	3,377,048
Eastern Bankshares, Inc.	559,054	11,276,119
Ellington Financial, Inc.	381,814	6,525,201
Enterprise Financial Svcs. Corp.	153,877	7,246,068
Essent Group Ltd.	165,984	7,557,252
First Interstate BancSystem, Inc. Cl A	223,188	9,077,056
Green Dot Corp. Cl A*	257,136	9,318,609
Hancock Whitney Corp.	164,798	8,243,196

	Shares	Value
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	36,194	$1,922,625
Home BancShares, Inc.	270,939	6,597,365
Moelis & Co. Cl A	59,569	3,723,658
Selective Insurance Group, Inc.	87,970	7,208,262
Stifel Financial Corp.	39,532	2,783,843
Stock Yards Bancorp, Inc.	145,873	9,318,367
TriCo Bancshares	94,123	4,043,524
UMB Financial Corp.	69,794	7,405,841

		134,042,478

HEALTH CARE (6.0%)
Arena Pharmaceuticals, Inc.*	43,879	4,078,114
BioCryst Pharmaceuticals, Inc.*	185,474	2,568,815
NanoString Technologies, Inc.*	103,914	4,388,288
SeaSpine Hldgs. Corp.*	341,533	4,651,680
Sientra, Inc.*	846,105	3,105,205
Supernus Pharmaceuticals, Inc.*	211,878	6,178,363
Syneos Health, Inc. Cl A*	67,037	6,883,359
Vericel Corp.*	69,900	2,747,070

		34,600,894

INDUSTRIALS (19.9%)
Arcosa, Inc.	106,458	5,610,336
Builders FirstSource, Inc.*	101,583	8,706,679
Deluxe Corp.	324,003	10,403,736
Encore Wire Corp.	56,157	8,036,067
EnPro Industries, Inc.	120,323	13,243,953
ICF International, Inc.	54,420	5,580,771
KBR, Inc.	92,497	4,404,707
ManTech International Corp. Cl A	39,208	2,859,439
Miller Industries, Inc.	289,659	9,674,611
Mueller Industries, Inc.	287,434	17,062,082
UFP Industries, Inc.	136,027	12,515,844
VSE Corp.	193,070	11,765,686
Werner Enterprises, Inc.	118,736	5,658,958

		115,522,869

INFORMATION TECHNOLOGY (8.1%)
Belden, Inc.	108,592	7,137,752
CMC Materials, Inc.	40,650	7,792,199
Cohu, Inc.*	180,174	6,862,828
II-VI, Inc.*	52,248	3,570,106
Perficient, Inc.*	24,212	3,130,370
Richardson Electronics Ltd.*	195,860	2,648,027
Sequans Communications S.A.*	219,672	1,041,245
ViaSat, Inc.*	76,221	3,394,883

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Xperi Hldg. Corp.	308,995	$5,843,095
Zuora, Inc. Cl A*	301,259	5,627,518

		47,048,023

MATERIALS (6.7%)
Avient Corp.	84,721	4,740,140
Coeur Mining, Inc.*	506,659	2,553,561
Ferro Corp.*	282,145	6,159,225
Kaiser Aluminum Corp.	76,742	7,209,144
Materion Corp.	159,758	14,688,151
Stepan Co.	25,913	3,220,727

		38,570,948

REAL ESTATE (8.2%)
Alexander’s, Inc.	5,596	1,456,639
Apartment Investment & Management Co. Cl A*	370,648	2,861,402
Cousins Properties, Inc.	122,052	4,916,255
CTO Realty Growth, Inc.	33,281	2,044,119
Easterly Government Properties, Inc. Cl A	250,576	5,743,202
Equity Commonwealth*	183,757	4,759,306

	Shares	Value
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Highwoods Properties, Inc.	96,761	$4,314,573
Industrial Logistics Properties Trust	143,357	3,591,093
LXP Industrial Trust	277,298	4,331,395
PotlatchDeltic Corp.	145,360	8,753,579
Sabra Health Care REIT, Inc.	348,160	4,714,086

		47,485,649

UTILITIES (4.0%)
Avista Corp.	102,270	4,345,452
Black Hills Corp.	93,447	6,594,555
NorthWestern Corp.	70,678	4,039,955
Portland General Electric Co.	90,308	4,779,099
Spire, Inc.	50,693	3,306,197

		23,065,258

TOTAL COMMON STOCKS
(Cost: $437,596,330) 97.2%		563,524,406

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (2.2%)
U.S. Treasury Bill	A-1+	0.02	01/18/22	$11,000,000	$10,999,896
U.S. Treasury Bill	A-1+	0.04	03/24/22	2,000,000	1,999,751

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $12,999,709) 2.2%					12,999,647

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.3%)
Citibank, New York Time Deposit		0.01	01/03/22	$1,904,880	$1,904,880

TOTAL TEMPORARY CASH INVESTMENT (Cost: $1,904,880) 0.3%					1,904,880

TOTAL INVESTMENTS (Cost: $452,500,919) 99.7%					578,428,933

OTHER NET ASSETS 0.3%					1,696,384

NET ASSETS 100.0%					$580,125,317

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
COMMUNICATION SERVICES (2.3%)
Bandwidth, Inc. Cl A*	40,691	$2,919,986
Cardlytics, Inc.*	85,714	5,664,838
Cogent Communications Hldgs., Inc.	61,692	4,514,621
Zynga, Inc. Cl A*	399,048	2,553,907

		15,653,352

CONSUMER DISCRETIONARY (17.4%)
Bloomin’ Brands, Inc.*	443,426	9,303,078
Five Below, Inc.*	35,360	7,315,630
Fox Factory Hldg. Corp.*	47,997	8,164,290
Marriott Vacations Worldwide Corp.	32,079	5,420,710
Ollie’s Bargain Outlet Hldgs., Inc.*	72,394	3,705,849
Red Rock Resorts, Inc. Cl A	205,910	11,327,109
Rent-A-Center, Inc.	52,008	2,498,464
Skyline Champion Corp.*	191,609	15,133,279
Sonic Automotive, Inc. Cl A	153,716	7,601,256
Sonos, Inc.*	350,295	10,438,791
Steven Madden Ltd.	178,987	8,317,526
Taylor Morrison Home Corp. Cl A*	96,865	3,386,400
Tempur Sealy International, Inc.	109,311	5,140,896
Williams-Sonoma, Inc.	29,607	5,007,432
XPEL, Inc.*	120,840	8,250,955
YETI Hldgs., Inc.*	77,302	6,402,925

		117,414,590

CONSUMER STAPLES (1.3%)
BJ’s Wholesale Club Hldgs., Inc.*	84,456	5,656,018
Freshpet, Inc.*	29,563	2,816,467

		8,472,485

ENERGY (2.3%)
Chesapeake Energy Corp.	50,906	3,284,455
DT Midstream, Inc.	33,813	1,622,348
Northern Oil & Gas, Inc.	304,722	6,271,179
Southwestern Energy Co.*	853,638	3,977,953

		15,155,935

FINANCIALS (6.9%)
First Financial Bankshares, Inc.	68,750	3,495,250
First Foundation, Inc.	165,160	4,105,878
Glacier Bancorp, Inc.	84,589	4,796,196
Goosehead Insurance, Inc. Cl A	44,897	5,840,202
Green Dot Corp. Cl A*	99,515	3,606,424
Houlihan Lokey, Inc. Cl A	62,867	6,507,992
iShares Micro-Cap ETF	22,143	3,094,041
iShares Russell 2000 Growth ETF	21,567	6,320,209

	Shares	Value
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Primerica, Inc.	30,628	$4,694,354
RLI Corp.	36,344	4,074,162

		46,534,708

HEALTH CARE (20.5%)
ACADIA Pharmaceuticals, Inc.*	97,226	2,269,255
Alder Biopharmaceuticals, Inc. — contingent value rights*	103,657	91,218	††
Amicus Therapeutics, Inc.*	180,131	2,080,513
Arrowhead Pharmaceuticals, Inc.*	44,771	2,968,317
Biohaven Pharmaceutical Hldg. Co. Ltd.*	46,467	6,403,617
Blueprint Medicines Corp.*	39,371	4,217,028
CareDx, Inc.*	69,132	3,144,123
ChemoCentryx, Inc.*	131,529	4,788,971
Coherus Biosciences, Inc.*	115,476	1,842,997
CONMED Corp.	43,838	6,214,475
Emergent BioSolutions, Inc.*	76,965	3,345,669
Fate Therapeutics, Inc.*	59,659	3,490,648
ImmunityBio, Inc.*	109,141	663,577
Inmode Ltd.*	65,348	4,612,262
Insmed, Inc.*	83,175	2,265,687
Inspire Medical Systems, Inc.*	20,966	4,823,438
iRhythm Technologies, Inc.*	25,807	3,037,226
Kodiak Sciences, Inc.*	34,829	2,952,803
Krystal Biotech, Inc.*	28,127	1,967,484
LHC Group, Inc.*	43,745	6,003,126
Madrigal Pharmaceuticals, Inc.*	16,745	1,418,971
Medpace Hldgs., Inc.*	26,844	5,842,328
NanoString Technologies, Inc.*	80,073	3,381,483
Natera, Inc.*	23,868	2,229,033
Neogen Corp.*	83,787	3,804,768
NeoGenomics, Inc.*	86,144	2,939,233
Nevro Corp.*	20,928	1,696,633
Novavax, Inc.*	7,910	1,131,684
Omnicell, Inc.*	35,408	6,389,020
OrthoPediatrics Corp.*	70,458	4,217,616
Pacific Biosciences of California, Inc.*	108,498	2,219,869
Sage Therapeutics, Inc.*	22,084	939,453
SeaSpine Hldgs. Corp.*	197,144	2,685,101
Sientra, Inc.*	1,158,542	4,251,849
Silk Road Medical, Inc.*	48,605	2,071,059
Simulations Plus, Inc.	76,968	3,640,586
Sorrento Therapeutics, Inc.*	253,030	1,176,589

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
STAAR Surgical Co.*	42,137	$3,847,108
Supernus Pharmaceuticals, Inc.*	114,576	3,341,036
Tactile Systems Technology, Inc.*	68,458	1,302,756
Tandem Diabetes Care, Inc.*	16,761	2,522,866
Ultragenyx Pharmaceutical, Inc.*	28,429	2,390,595
Vericel Corp.*	125,955	4,950,031
Xencor, Inc.*	58,358	2,341,323

		137,913,424

INDUSTRIALS (14.6%)
Atkore, Inc.*	39,319	4,371,880
AZEK Co., Inc. Cl A*	81,710	3,778,270
Bloom Energy Corp. Cl A*	126,868	2,782,215
Casella Waste Systems, Inc. Cl A*	49,557	4,233,159
Chart Industries, Inc.*	27,345	4,361,254
Ducommun, Inc.*	70,369	3,291,158
EMCOR Group, Inc.	57,114	7,275,753
ESCO Technologies, Inc.	83,188	7,486,088
Exponent, Inc.	26,803	3,128,714
Federal Signal Corp.	220,173	9,542,298
Franklin Electric Co., Inc.	61,381	5,804,187
Gorman-Rupp Co.	88,701	3,951,630
ICF International, Inc.	36,261	3,718,566
Masonite International Corp.*	36,248	4,275,452
Saia, Inc.*	28,837	9,718,934
Simpson Manufacturing Co., Inc.	51,477	7,158,906
Tetra Tech, Inc.	36,267	6,158,137
Upwork, Inc.*	123,908	4,232,697
Willdan Group, Inc.*	89,252	3,141,670

		98,410,968

INFORMATION TECHNOLOGY (25.4%)
Akoustis Technologies, Inc.*	272,211	1,818,369
Altair Engineering, Inc. Cl A*	57,572	4,451,467
Arteris, Inc.*	230,286	4,861,337
Blackline, Inc.*	46,529	4,817,613
Cambium Networks Corp.*	122,010	3,127,116
CMC Materials, Inc.	22,295	4,273,729
Cohu, Inc.*	110,551	4,210,888
Domo, Inc. Cl B*	111,634	5,537,046
Five9, Inc.*	58,225	7,995,457

	Shares	Value
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Globant S.A.*	25,367	$7,967,521
II-VI, Inc.*	89,829	6,138,016
LivePerson, Inc.*	138,934	4,962,722
Lumentum Hldgs., Inc.*	51,937	5,493,376
Maximus, Inc.	47,705	3,800,657
MaxLinear, Inc. Cl A*	201,494	15,190,633
Novanta, Inc.*	35,633	6,283,167
PDF Solutions, Inc.*	95,386	3,032,321
Perficient, Inc.*	127,109	16,433,923
Ping Identity Hldg. Corp.*	107,882	2,468,340
Q2 Hldgs., Inc.*	34,869	2,769,993
Rapid7, Inc.*	129,572	15,249,329
Sailpoint Technologies Hldgs., Inc.*	275,697	13,327,193
Shift4 Payments, Inc. Cl A*	35,477	2,055,183
Silicon Laboratories, Inc.*	33,429	6,900,414
Synaptics, Inc.*	24,683	7,145,975
ViaSat, Inc.*	94,614	4,214,108
Zuora, Inc. Cl A*	396,453	7,405,742

		171,931,635

MATERIALS (3.4%)
Chase Corp.	48,388	4,817,510
Coeur Mining, Inc.*	465,573	2,346,489
Ferroglobe Representation & Warranty Insurance Trust*	73,530	0	††
Kaiser Aluminum Corp.	53,395	5,015,928
Livent Corp.*	36,626	892,943
Orion Engineered Carbons S.A.*	189,184	3,473,419
Valvoline, Inc.	166,309	6,201,665

		22,747,954

REAL ESTATE (3.3%)
Easterly Government Properties, Inc. Cl A	137,205	3,144,738
EastGroup Properties, Inc.	26,064	5,938,682
Essential Properties Realty Trust, Inc.	97,296	2,805,044
NexPoint Residential Trust, Inc.	120,314	10,085,923

		21,974,387

UTILITIES (1.0%)
Chesapeake Utilities Corp.	44,988	6,559,700

TOTAL COMMON STOCKS
(Cost: $480,510,995) 98.4%		662,769,138

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.1%)
U.S. Treasury Bill	A-1+	0.02	01/18/22	$7,500,000	$7,499,929

TOTAL SHORT-TERM DEBT SECURITIES
(Cost: $7,499,929) 1.1%					7,499,929

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.4%)
Citibank, New York Time Deposit		0.01	01/03/22	$2,537,624	$2,537,624

TOTAL TEMPORARY CASH INVESTMENT (Cost: $2,537,624) 0.4%					2,537,624

TOTAL INVESTMENTS (Cost: $490,548,548) 99.9%					672,806,691

OTHER NET ASSETS 0.1%					350,970

NET ASSETS 100.0%					$673,157,661

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
COMMUNICATION SERVICES (1.7%)
AMC Networks, Inc. Cl A*	3,792	$130,597
ATN International, Inc.	1,416	56,569
Cars.com, Inc.*	8,427	135,590
Cinemark Hldgs., Inc.*	13,812	222,650
Cogent Communications Hldgs., Inc.	5,504	402,783
Consolidated Communications Hldgs., Inc.*	9,352	69,953
EW Scripps Co. Cl A*	7,418	143,538
Gannett Co., Inc.*	18,464	98,413
Loyalty Ventures, Inc.*	2,585	77,731
Marcus Corp.*	2,836	50,651
QuinStreet, Inc.*	6,474	117,762
Scholastic Corp.	3,952	157,922
Shenandoah Telecommunications Co.	6,482	165,291
TechTarget, Inc.*	3,365	321,896
Telephone & Data Systems, Inc.	12,816	258,242
Thryv Hldgs., Inc.*	2,203	90,609

		2,500,197

CONSUMER DISCRETIONARY (11.8%)
Aaron’s Co., Inc.	4,084	100,671
Abercrombie & Fitch Co. Cl A*	7,665	266,972
Adtalem Global Education, Inc.*	6,456	190,839
American Axle & Manufacturing Hldgs., Inc.*	14,797	138,056
American Public Education, Inc.*	2,427	54,001
America’s Car-Mart, Inc.*	788	80,691
Asbury Automotive Group, Inc.*	3,001	518,363
Barnes & Noble Education, Inc.*	4,685	31,905
Bed Bath & Beyond, Inc.*	13,111	191,158
Big Lots, Inc.	4,224	190,291
BJ’s Restaurants, Inc.*	3,023	104,445
Bloomin’ Brands, Inc.*	10,536	221,045
Boot Barn Hldgs., Inc.*	3,841	472,635
Brinker International, Inc.*	5,892	215,588
Buckle, Inc.	3,810	161,201
Caleres, Inc.	4,965	112,606
Cato Corp. Cl A	2,534	43,483
Cavco Industries, Inc.*	1,107	351,639
Century Communities, Inc.	3,854	315,219
Cheesecake Factory, Inc.*	6,294	246,410
Chico’s FAS, Inc.*	15,888	85,477
Children’s Place, Inc.*	1,814	143,832
Chuy’s Hldgs., Inc.*	2,569	77,378
Conn’s, Inc.*	2,486	58,471
Cooper-Standard Hldgs., Inc.*	2,204	49,392

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Dave & Buster’s Entertainment, Inc.*	5,008	$192,307
Designer Brands, Inc. Cl A*	7,959	113,097
Dine Brands Global, Inc.	2,234	169,360
Dorman Products, Inc.*	3,692	417,233
El Pollo Loco Hldgs., Inc.*	2,514	35,674
Ethan Allen Interiors, Inc.	2,851	74,953
Fiesta Restaurant Group, Inc.*	2,223	24,475
Fossil Group, Inc.*	6,156	63,345
Genesco, Inc.*	1,842	118,201
Gentherm, Inc.*	4,311	374,626
G-III Apparel Group Ltd.*	5,670	156,719
Group 1 Automotive, Inc.	2,348	458,377
Guess?, Inc.	5,056	119,726
Haverty Furniture Cos., Inc.	1,930	59,000
Hibbett, Inc.	1,953	140,479
Installed Building Products, Inc.	3,045	425,447
iRobot Corp.*	3,497	230,382
Kontoor Brands, Inc.	6,172	316,315
La-Z-Boy, Inc.	5,750	208,783
LCI Industries	3,279	511,098
LGI Homes, Inc.*	2,771	428,064
Liquidity Svcs., Inc.*	3,448	76,132
Lumber Liquidators Hldgs., Inc.*	3,774	64,422
M/I Homes, Inc.*	3,775	234,730
MarineMax, Inc.*	2,821	166,552
MDC Hldgs., Inc.	7,335	409,513
Meritage Homes Corp.*	4,840	590,770
Monarch Casino & Resort, Inc.*	1,701	125,789
Monro, Inc.	4,351	253,533
Motorcar Parts of America, Inc.*	2,491	42,521
Movado Group, Inc.	2,141	89,558
ODP Corp.*	5,955	233,912
Oxford Industries, Inc.	2,060	209,131
Patrick Industries, Inc.	2,915	235,211
Perdoceo Education Corp.*	9,095	106,957
PetMed Express, Inc.	2,717	68,631
Red Robin Gourmet Burgers, Inc.*	2,039	33,705
Rent-A-Center, Inc.	7,846	376,922
Ruth’s Hospitality Group, Inc.*	4,117	81,928
Sally Beauty Hldgs., Inc.*	14,664	270,697
Shake Shack, Inc. Cl A*	5,078	366,429
Shoe Carnival, Inc.	2,271	88,751
Shutterstock, Inc.	3,035	336,521
Signet Jewelers Ltd.	6,883	599,028
Sleep Number Corp.*	2,938	225,051
Sonic Automotive, Inc. Cl A	2,692	133,119
Standard Motor Products, Inc.	2,483	130,084

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Steven Madden Ltd.	9,926	$461,261
Strategic Education, Inc.	2,936	169,818
Sturm Ruger & Co., Inc.	2,283	155,290
Tupperware Brands Corp.*	6,341	96,954
Unifi, Inc.*	1,803	41,740
Universal Electronics, Inc.*	1,700	69,275
Vera Bradley, Inc.*	3,310	28,168
Vista Outdoor, Inc.*	7,433	342,438
Winnebago Industries, Inc.	4,341	325,228
Wolverine World Wide, Inc.	10,686	307,864
WW International, Inc.*	6,904	111,362
Zumiez, Inc.*	2,775	133,172

		16,851,596

CONSUMER STAPLES (4.4%)
Andersons, Inc.	4,016	155,459
B&G Foods, Inc.	8,419	258,716
Calavo Growers, Inc.	2,294	97,266
Cal-Maine Foods, Inc.	4,858	179,697
Celsius Hldgs., Inc.*	4,950	369,121
Central Garden & Pet Co.*	1,265	66,577
Central Garden & Pet Co. Cl A*	5,210	249,298
Chefs’ Warehouse, Inc.*	4,227	140,759
Coca-Cola Consolidated, Inc.	602	372,752
Edgewell Personal Care Co.	7,053	322,393
elf Beauty, Inc.*	6,211	206,267
Fresh Del Monte Produce, Inc.	4,318	119,177
Inter Parfums, Inc.	2,305	246,405
J&J Snack Foods Corp.	1,929	304,705
John B Sanfilippo & Son, Inc.	1,151	103,774
Medifast, Inc.	1,507	315,611
MGP Ingredients, Inc.	1,624	138,024
National Beverage Corp.	3,027	137,214
PriceSmart, Inc.	3,121	228,364
Seneca Foods Corp. Cl A*	813	38,983
Simply Good Foods Co.*	10,941	454,817
SpartanNash Co.	4,663	120,119
Tootsie Roll Industries, Inc.	2,245	81,336
TreeHouse Foods, Inc.*	7,237	293,316
United Natural Foods, Inc.*	7,310	358,775
Universal Corp.	3,192	175,305
USANA Health Sciences, Inc.*	1,515	153,318
Vector Group Ltd.	16,977	194,896
WD-40 Co.	1,778	434,970

		6,317,414

ENERGY (4.7%)
Archrock, Inc.	17,387	130,055
Bristow Group, Inc.*	3,007	95,232
Callon Petroleum Co.*	6,159	291,013
Civitas Resources, Inc.	9,350	457,869

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
ENERGY (CONTINUED)
CONSOL Energy, Inc.*	4,115	$93,452
Core Laboratories N.V.	6,005	133,971
DMC Global, Inc.*	2,429	96,213
Dorian LPG Ltd.	3,593	45,595
Dril-Quip, Inc.*	4,591	90,351
Green Plains, Inc.*	6,953	241,686
Helix Energy Solutions Group, Inc.*	18,400	57,408
Helmerich & Payne, Inc.	13,998	331,753
Laredo Petroleum, Inc.*	1,860	111,842
Matador Resources Co.	14,309	528,288
Nabors Industries Ltd.*	1,004	81,414
Oceaneering International, Inc.*	12,947	146,430
Oil States International, Inc.*	7,962	39,571
Par Pacific Hldgs., Inc.*	5,935	97,868
Patterson-UTI Energy, Inc.	27,907	235,814
PBF Energy, Inc. Cl A*	12,324	159,842
PDC Energy, Inc.	12,633	616,238
ProPetro Hldg. Corp.*	10,997	89,076
Range Resources Corp.*	32,406	577,799
Ranger Oil Corp.*	2,736	73,653
Renewable Energy Group, Inc.*	6,522	276,794
REX American Resources Corp.*	682	65,472
RPC, Inc.*	9,235	41,927
SM Energy Co.	15,759	464,575
Southwestern Energy Co.*	131,674	613,601
Talos Energy, Inc.*	5,311	52,048
US Silica Hldgs., Inc.*	9,674	90,936
World Fuel Svcs. Corp.	8,195	216,922

		6,644,708

FINANCIALS (20.3%)
Allegiance Bancshares, Inc.	2,443	103,119
Ambac Financial Group, Inc.*	6,007	96,412
American Equity Investment Life Hldg. Co.	10,682	415,743
Ameris Bancorp	8,582	426,354
AMERISAFE, Inc.	2,512	135,221
Apollo Commercial Real Estate Finance, Inc.	17,060	224,510
ARMOUR Residential REIT, Inc.	11,635	114,139
Assured Guaranty Ltd.	9,056	454,611
Axos Financial, Inc.*	6,947	388,407
B Riley Financial, Inc.	2,074	184,296
Banc of California, Inc.	7,018	137,693
BancFirst Corp.	2,451	172,943
Bancorp, Inc.*	7,392	187,092
BankUnited, Inc.	11,558	489,019
Banner Corp.	4,444	269,617

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Berkshire Hills Bancorp, Inc.	6,313	$179,479
Blucora, Inc.*	6,320	109,462
Brightsphere Investment Group, Inc.	4,650	119,040
Brookline Bancorp, Inc.	10,072	163,066
Capitol Federal Financial, Inc.	16,750	189,777
Central Pacific Financial Corp.	3,628	102,201
City Hldg. Co.	1,961	160,390
Columbia Banking System, Inc.	10,085	329,981
Community Bank System, Inc.	6,997	521,137
Customers Bancorp, Inc.*	3,868	252,851
CVB Financial Corp.	16,526	353,822
Dime Community Bancshares, Inc.	4,303	151,293
Donnelley Financial Solutions, Inc.*	3,784	178,378
Eagle Bancorp, Inc.	4,145	241,819
eHealth, Inc.*	3,081	78,565
Ellington Financial, Inc.	7,078	120,963
Employers Hldgs., Inc.	3,628	150,127
Encore Capital Group, Inc.*	3,217	199,808
Enova International, Inc.*	4,725	193,536
EZCORP, Inc. Cl A*	6,887	50,757
FB Financial Corp.	4,642	203,412
First BanCorp.	26,678	367,623
First Bancorp/Southern Pines NC	4,479	204,780
First Commonwealth Financial Corp.	12,316	198,164
First Financial Bancorp	12,162	296,510
First Hawaiian, Inc.	16,712	456,739
First Midwest Bancorp, Inc.	14,810	303,309
Flagstar Bancorp, Inc.	6,858	328,773
Franklin BSP Realty Trust, Inc.	5,702	85,188
Genworth Financial, Inc. Cl A*	65,824	266,587
Granite Point Mortgage Trust, Inc.	6,978	81,712
Great Western Bancorp, Inc.	7,150	242,814
Green Dot Corp. Cl A*	7,094	257,087
Greenhill & Co., Inc.	1,799	32,256
Hanmi Financial Corp.	3,945	93,418
HCI Group, Inc.	1,037	86,631
Heritage Financial Corp.	4,562	111,495
Hilltop Hldgs., Inc.	7,888	277,184
HomeStreet, Inc.	2,653	137,956
Hope Bancorp, Inc.	15,594	229,388
Horace Mann Educators Corp.	5,382	208,283

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Independent Bank Corp.	6,164	$502,551
Independent Bank Group, Inc.	4,790	345,598
Invesco Mortgage Capital, Inc.	40,442	112,429
Investors Bancorp, Inc.	29,248	443,107
iShares Core S&P Small-Cap ETF	25,766	2,950,465
James River Group Hldgs. Ltd.	4,838	139,383
KKR Real Estate Finance Trust, Inc.	5,760	119,981
Lakeland Financial Corp.	3,282	263,019
LendingTree, Inc.*	1,488	182,429
Meta Financial Group, Inc.	4,109	245,143
Mr Cooper Group, Inc.*	9,746	405,531
National Bank Hldgs. Corp. Cl A	3,931	172,728
NBT Bancorp, Inc.	5,624	216,636
New York Mortgage Trust, Inc.	49,205	183,043
NMI Hldgs., Inc. Cl A*	11,124	243,059
Northfield Bancorp, Inc.	5,657	91,417
Northwest Bancshares, Inc.	16,419	232,493
OFG Bancorp	6,467	171,764
Old National Bancorp.	21,511	389,779
Pacific Premier Bancorp, Inc.	12,241	490,007
Palomar Hldgs., Inc.*	3,132	202,860
Park National Corp.	1,873	257,182
PennyMac Mortgage Investment Trust	12,585	218,098
Piper Sandler Cos.	1,831	326,852
PRA Group, Inc.*	5,658	284,088
Preferred Bank	1,779	127,714
ProAssurance Corp.	7,003	177,176
Provident Financial Svcs., Inc.	10,019	242,660
Ready Capital Corp.	7,638	119,382
Redwood Trust, Inc.	14,877	196,228
Renasant Corp.	7,232	274,454
S&T Bancorp, Inc.	5,105	160,910
Safety Insurance Group, Inc.	1,846	156,965
Seacoast Banking Corp. of Florida	7,570	267,902
Selectquote, Inc.*	16,166	146,464
ServisFirst Bancshares, Inc.	6,330	537,670
Simmons First National Corp. Cl A	14,897	440,653
SiriusPoint Ltd.*	11,344	92,227
Southside Bancshares, Inc.	4,187	175,100
Stewart Information Svcs. Corp.	3,489	278,178
StoneX Group, Inc.*	2,185	133,831

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Tompkins Financial Corp.	1,540	$128,713
Triumph Bancorp, Inc.*	3,064	364,861
Trupanion, Inc.*	4,451	587,666
TrustCo Bank Corp.	2,493	83,042
Trustmark Corp.	8,102	262,991
Two Harbors Investment Corp.	44,615	257,429
United Community Banks, Inc.	13,617	489,395
United Fire Group, Inc.	2,798	64,886
Universal Insurance Hldgs., Inc.	3,639	61,863
Veritex Hldgs., Inc.	6,395	254,393
Virtus Investment Partners, Inc.	925	274,817
Walker & Dunlop, Inc.	3,824	576,965
Westamerica BanCorp	3,485	201,189
WisdomTree Investments, Inc.	14,121	86,421
World Acceptance Corp.*	548	134,496
WSFS Financial Corp.	6,171	309,291

		28,970,511

HEALTH CARE (12.1%)
Addus HomeCare Corp.*	2,066	193,192
Allscripts Healthcare Solutions, Inc.*	15,901	293,373
AMN Healthcare Svcs., Inc.*	6,133	750,250
Amphastar Pharmaceuticals, Inc.*	4,780	111,326
AngioDynamics, Inc.*	5,014	138,286
ANI Pharmaceuticals, Inc.*	1,404	64,696
Anika Therapeutics, Inc.*	1,873	67,110
Apollo Medical Hldgs., Inc.*	4,900	360,052
Avanos Medical, Inc.*	6,251	216,722
Avid Bioservices, Inc.*	7,958	232,214
BioLife Solutions, Inc.*	3,802	141,701
Cara Therapeutics, Inc.*	5,479	66,734
Cardiovascular Systems, Inc.*	5,261	98,802
Coherus Biosciences, Inc.*	8,268	131,957
Collegium Pharmaceutical, Inc.*	4,485	83,780
Community Health Systems, Inc.*	16,110	214,424
Computer Programs & Systems, Inc.*	1,900	55,670
CONMED Corp.	3,794	537,837
Contra Progenics Pharmaceuticals, Inc. — contingent value rights*	3,670	0	††
Corcept Therapeutics, Inc.*	12,311	243,758
CorVel Corp.*	1,218	253,344
Covetrus, Inc.*	13,406	267,718
Cross Country Healthcare, Inc.*	4,585	127,280

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
CryoLife, Inc.*	5,102	$103,826
Cutera, Inc.*	2,120	87,598
Cytokinetics, Inc.*	10,882	496,002
Eagle Pharmaceuticals, Inc.*	1,474	75,056
Emergent BioSolutions, Inc.*	6,212	270,036
Enanta Pharmaceuticals, Inc.*	2,334	174,537
Endo International PLC*	30,314	113,981
Ensign Group, Inc.	6,810	571,768
Fulgent Genetics, Inc.*	2,515	252,984
Glaukos Corp.*	6,083	270,329
Hanger, Inc.*	4,771	86,498
Harmony Biosciences Hldgs., Inc.*	2,958	126,129
HealthStream, Inc.*	3,276	86,355
Heska Corp.*	1,390	253,661
Innoviva, Inc.*	8,114	139,966
Inogen, Inc.*	2,653	90,202
Integer Hldgs. Corp.*	4,284	366,668
Joint Corp.*	1,870	122,840
Lantheus Hldgs., Inc.*	8,782	253,712
LeMaitre Vascular, Inc.	2,493	125,223
Ligand Pharmaceuticals, Inc.*	2,168	334,869
Magellan Health, Inc.*	3,020	286,870
MEDNAX, Inc.*	11,215	305,160
Meridian Bioscience, Inc.*	5,624	114,730
Merit Medical Systems, Inc.*	6,592	410,682
Mesa Laboratories, Inc.	678	222,445
ModivCare, Inc.*	1,598	236,967
Myriad Genetics, Inc.*	10,360	285,936
Natus Medical, Inc.*	4,431	105,148
Nektar Therapeutics Cl A*	23,943	323,470
NeoGenomics, Inc.*	15,973	544,999
NextGen Healthcare, Inc.*	7,452	132,571
Omnicell, Inc.*	5,701	1,028,688
OptimizeRx Corp.*	2,305	143,164
OraSure Technologies, Inc.*	9,346	81,217
Organogenesis Hldgs., Inc. Cl A*	8,178	75,565
Orthofix Medical, Inc.*	2,562	79,653
Owens & Minor, Inc.	9,789	425,821
Pacira BioSciences, Inc.*	5,779	347,722
Pennant Group, Inc.*	3,510	81,011
Phibro Animal Health Corp. Cl A	2,638	53,868
Prestige Consumer Healthcare, Inc.*	6,500	394,225
RadNet, Inc.*	5,754	173,253
REGENXBIO, Inc.*	4,883	159,674
Select Medical Hldgs. Corp.	13,748	404,191
Simulations Plus, Inc.	2,039	96,445
Spectrum Pharmaceuticals, Inc.*	21,270	27,013

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Supernus Pharmaceuticals, Inc.*	6,899	$201,175
Surmodics, Inc.*	1,800	86,670
Tabula Rasa HealthCare, Inc.*	3,070	46,050
Tactile Systems Technology, Inc.*	2,572	48,945
Tivity Health, Inc.*	5,744	151,871
uniQure NV*	4,675	96,959
US Physical Therapy, Inc.	1,675	160,046
Vanda Pharmaceuticals, Inc.*	7,228	113,407
Varex Imaging Corp.*	5,111	161,252
Vericel Corp.*	6,073	238,669
Xencor, Inc.*	7,587	304,390
Zynex, Inc.*	2,572	25,643

		17,228,031

INDUSTRIALS (16.7%)
AAON, Inc.	5,373	426,777
AAR Corp.*	4,326	168,844
ABM Industries, Inc.	8,723	356,335
Aerojet Rocketdyne Hldgs., Inc.	9,712	454,133
AeroVironment, Inc.*	2,993	185,656
Alamo Group, Inc.	1,284	188,979
Albany International Corp. Cl A	4,201	371,578
Allegiant Travel Co.*	1,971	368,656
American Woodmark Corp.*	2,149	140,115
Apogee Enterprises, Inc.	3,287	158,269
Applied Industrial Technologies, Inc.	4,989	512,370
ArcBest Corp.	3,317	397,542
Arcosa, Inc.	6,270	330,429
Astec Industries, Inc.	2,953	204,554
Atlas Air Worldwide Hldgs., Inc.*	3,502	329,608
AZZ, Inc.	3,223	178,200
Barnes Group, Inc.	6,042	281,497
Boise Cascade Co.	5,102	363,262
Brady Corp. Cl A	6,296	339,354
Chart Industries, Inc.*	4,621	737,003
CIRCOR International, Inc.*	2,628	71,429
Comfort Systems USA, Inc.	4,676	462,643
CoreCivic, Inc.*	15,605	155,582
Deluxe Corp.	5,527	177,472
DXP Enterprises, Inc.*	2,216	56,885
Encore Wire Corp.	2,628	376,067
Enerpac Tool Group Corp. Cl A	7,822	158,630
EnPro Industries, Inc.	2,673	294,217
ESCO Technologies, Inc.	3,381	304,256
Exponent, Inc.	6,761	789,212
Federal Signal Corp.	7,923	343,383
Forrester Research, Inc.*	1,443	84,747

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Forward Air Corp.	3,497	$423,452
Franklin Electric Co., Inc.	5,060	478,474
Gibraltar Industries, Inc.*	4,240	282,723
GMS, Inc.*	5,598	336,496
Granite Construction, Inc.	5,945	230,071
Greenbrier Cos., Inc.	4,222	193,748
Griffon Corp.	6,176	175,892
Harsco Corp.*	10,275	171,695
Hawaiian Hldgs., Inc.*	6,644	122,050
Healthcare Svcs. Group, Inc.	9,670	172,029
Heartland Express, Inc.	6,039	101,576
Heidrick & Struggles International, Inc.	2,542	111,162
Hillenbrand, Inc.	9,475	492,605
HNI Corp.	5,651	237,625
Hub Group, Inc. Cl A*	4,407	371,246
Insteel Industries, Inc.	2,518	100,242
Interface, Inc. Cl A	7,661	122,193
John Bean Technologies Corp.	4,121	632,821
Kaman Corp.	3,613	155,901
KAR Auction Svcs., Inc.*	15,717	245,500
Kelly Svcs., Inc. Cl A	4,674	78,383
Korn Ferry	7,071	535,487
Lindsay Corp.	1,415	215,080
ManTech International Corp. Cl A	3,576	260,798
Marten Transport Ltd.	7,747	132,938
Matson, Inc.	5,453	490,934
Matthews International Corp. Cl A	4,101	150,384
Meritor, Inc.*	9,100	225,498
Moog, Inc. Cl A	3,798	307,524
Mueller Industries, Inc.	7,442	441,757
MYR Group, Inc.*	2,189	241,994
National Presto Industries, Inc.	658	53,976
NOW, Inc.*	14,343	122,489
NV5 Global, Inc.*	1,537	212,290
Park Aerospace Corp.	2,521	33,277
PGT Innovations, Inc.*	7,736	173,983
Pitney Bowes, Inc.	21,471	142,353
Powell Industries, Inc.	1,168	34,444
Proto Labs, Inc.*	3,579	183,782
Quanex Building Products Corp.	4,349	107,768
Resideo Technologies, Inc.*	18,731	487,568
Resources Connection, Inc.	4,047	72,198
SkyWest, Inc.*	6,536	256,865
SPX Corp.*	5,891	351,575
SPX FLOW, Inc.	5,445	470,884
Standex International Corp.	1,584	175,285
Tennant Co.	2,405	194,901
Titan International, Inc.*	6,636	72,731
Triumph Group, Inc.*	8,382	155,318

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
TrueBlue, Inc.*	4,603	$127,365
UFP Industries, Inc.	8,029	738,748
UniFirst Corp.	1,975	415,540
US Ecology, Inc.*	4,088	130,571
Veritiv Corp.*	1,799	220,503
Viad Corp.*	2,663	113,950
Wabash National Corp.	6,419	125,299
Watts Water Technologies, Inc. Cl A	3,575	694,158

		23,873,783

INFORMATION TECHNOLOGY (13.4%)
3D Systems Corp.*	16,570	356,918
8x8, Inc.*	14,783	247,763
ADTRAN, Inc.	6,315	144,172
Advanced Energy Industries, Inc.	4,887	445,010
Agilysys, Inc.*	2,522	112,128
Alarm.com Hldgs., Inc.*	5,975	506,740
Arlo Technologies, Inc.*	10,936	114,719
Axcelis Technologies, Inc.*	4,322	322,248
Badger Meter, Inc.	3,795	404,395
Benchmark Electronics, Inc.	4,570	123,847
BM Technologies, Inc.*	527	4,854
Bottomline Technologies DE, Inc.*	5,018	283,367
CalAmp Corp.*	4,655	32,864
CEVA, Inc.*	2,980	128,855
Cohu, Inc.*	6,316	240,577
Comtech Telecommunications Corp.	3,418	80,972
Consensus Cloud Solutions, Inc.*	2,082	120,485
CSG Systems International, Inc.	4,235	244,021
CTS Corp.	4,181	153,526
Diebold Nixdorf, Inc.*	9,454	85,559
Digi International, Inc.*	4,425	108,722
Diodes, Inc.*	5,840	641,290
Ebix, Inc.	3,091	93,966
ePlus, Inc.*	3,505	188,849
EVERTEC, Inc.	7,749	387,295
ExlService Hldgs., Inc.*	4,320	625,406
Extreme Networks, Inc.*	16,849	264,529
Fabrinet*	4,802	568,893
FARO Technologies, Inc.*	2,362	165,387
FormFactor, Inc.*	10,146	463,875
Harmonic, Inc.*	13,306	156,479
Ichor Hldgs. Ltd.*	3,686	169,667
Insight Enterprises, Inc.*	4,526	482,472
InterDigital, Inc.	3,980	285,087
Itron, Inc.*	5,873	402,418
Knowles Corp.*	11,980	279,733
Kulicke & Soffa Industries, Inc.	8,039	486,681
LivePerson, Inc.*	8,538	304,977

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
MaxLinear, Inc. Cl A*	9,159	$690,497
Methode Electronics, Inc.	4,952	243,490
NETGEAR, Inc.*	3,797	110,910
NetScout Systems, Inc.*	9,584	317,039
OneSpan, Inc.*	4,459	75,491
Onto Innovation, Inc.*	6,393	647,163
OSI Systems, Inc.*	2,165	201,778
PC Connection, Inc.	1,428	61,590
PDF Solutions, Inc.*	3,876	123,218
Perficient, Inc.*	4,273	552,456
Photronics, Inc.*	7,933	149,537
Plantronics, Inc.*	5,544	162,661
Plexus Corp.*	3,665	351,437
Progress Software Corp.	5,688	274,560
Rambus, Inc.*	14,188	416,985
Rogers Corp.*	2,430	663,390
Sanmina Corp.*	8,352	346,274
ScanSource, Inc.*	3,312	116,185
SMART Global Hldgs., Inc.*	3,004	213,254
SPS Commerce, Inc.*	4,666	664,205
TTEC Hldgs., Inc.	2,377	215,237
TTM Technologies, Inc.*	13,539	201,731
Ultra Clean Hldgs., Inc.*	5,825	334,122
Unisys Corp.*	8,712	179,206
Veeco Instruments, Inc.*	6,552	186,536
Viavi Solutions, Inc.*	30,835	543,313
Vonage Hldgs. Corp.*	32,754	680,956
Xperi Hldg. Corp.	13,561	256,439

		19,208,406

MATERIALS (4.9%)
AdvanSix, Inc.	3,650	172,462
Allegheny Technologies, Inc.*	16,508	262,972
American Vanguard Corp.	3,491	57,217
Arconic Corp.*	13,815	456,033
Balchem Corp.	4,201	708,289
Carpenter Technology Corp.	6,251	182,467
Century Aluminum Co.*	6,548	108,435
Clearwater Paper Corp.*	2,165	79,391
Ferro Corp.*	10,734	234,323
FutureFuel Corp.	3,350	25,594
GCP Applied Technologies, Inc.*	6,961	220,385
Glatfelter Corp.	5,776	99,347
Hawkins, Inc.	2,438	96,179
Haynes International, Inc.	1,646	66,383
HB Fuller Co.	6,817	552,177
Innospec, Inc.	3,197	288,817
Kaiser Aluminum Corp.	2,058	193,329
Koppers Hldgs., Inc.*	2,764	86,513
Kraton Corp.*	4,171	193,201
Livent Corp.*	20,961	511,029
Materion Corp.	2,652	243,825
Mercer International, Inc.*	5,226	62,660
Myers Industries, Inc.	4,701	94,067

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
MATERIALS (CONTINUED)
Neenah, Inc.	2,174	$100,613
O-I Glass, Inc.*	20,345	244,750
Olympic Steel, Inc.	1,207	28,365
Quaker Chemical Corp.	1,741	401,788
Rayonier Advanced Materials, Inc.*	8,269	47,216
Schweitzer-Mauduit International, Inc.	4,081	122,022
Stepan Co.	2,763	343,413
SunCoke Energy, Inc.	10,778	71,027
Sylvamo Corp.*	4,577	127,653
TimkenSteel Corp.*	5,335	88,028
Tredegar Corp.	3,327	39,325
Trinseo PLC	5,038	264,293
Warrior Met Coal, Inc.	6,670	171,486

		7,045,074

REAL ESTATE (7.9%)
Acadia Realty Trust	11,475	250,499
Agree Realty Corp.	9,053	646,022
Alexander & Baldwin, Inc.	9,409	236,072
American Assets Trust, Inc.	6,825	256,142
Armada Hoffler Properties, Inc.	7,979	121,440
Brandywine Realty Trust	22,200	297,924
CareTrust REIT, Inc.	12,588	287,384
Centerspace	1,853	205,498
Chatham Lodging Trust*	6,327	86,806
Community Healthcare Trust, Inc.	3,047	144,032
DiamondRock Hospitality Co.*	27,324	262,584
Diversified Healthcare Trust	31,005	95,805
Douglas Elliman, Inc.*	8,488	97,612
Easterly Government Properties, Inc. Cl A	11,175	256,131
Essential Properties Realty Trust, Inc.	15,772	454,707
Four Corners Property Trust, Inc.	10,035	295,129
Franklin Street Properties Corp.	12,333	73,381
GEO Group, Inc.	15,897	123,202
Getty Realty Corp.	5,118	164,237
Global Net Lease, Inc.	13,441	205,378
Hersha Hospitality Trust Cl A*	4,285	39,293
Independence Realty Trust, Inc.	13,565	350,384
Industrial Logistics Properties Trust	8,485	212,549

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Innovative Industrial Properties, Inc. Cl A	3,104	$816,073
iStar, Inc.	9,013	232,806
LTC Properties, Inc.	5,108	174,387
LXP Industrial Trust	36,690	573,098
Marcus & Millichap, Inc.*	3,242	166,833
NexPoint Residential Trust, Inc.	2,948	247,131
Office Properties Income Trust	6,282	156,045
Orion Office REIT, Inc.*	7,028	131,213
RE/MAX Hldgs., Inc. Cl A	2,451	74,731
Realogy Hldgs. Corp.*	15,125	254,251
Retail Opportunity Investments Corp.	15,752	308,739
RPT Realty	10,935	146,310
Safehold, Inc.	1,834	146,445
Saul Centers, Inc.	1,691	89,657
Service Properties Trust	21,418	188,264
SITE Centers Corp.	23,291	368,696
St Joe Co.	4,278	222,670
Summit Hotel Properties, Inc.*	13,810	134,786
Tanger Factory Outlet Centers, Inc.	13,490	260,087
Uniti Group, Inc.	30,626	429,070
Universal Health Realty Income Trust	1,663	98,899
Urstadt Biddle Properties, Inc. Cl A	3,903	83,134
Veris Residential, Inc.*	10,383	190,840
Washington Real Estate Investment Trust	10,980	283,833
Whitestone REIT Cl B	5,989	60,669
Xenia Hotels & Resorts, Inc.*	14,816	268,318

		11,269,196

UTILITIES (1.9%)
American States Water Co.	4,792	495,684
Avista Corp.	9,181	390,101
California Water Svc. Group	6,825	490,444
Chesapeake Utilities Corp.	2,284	333,030
Middlesex Water Co.	2,270	273,081
Northwest Natural Hldg. Co.	3,987	194,486
South Jersey Industries, Inc.	14,588	381,039
Unitil Corp.	2,072	95,291

		2,653,156

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $115,966,303) 99.8%		142,562,072

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

			Shares	Value
WARRANTS
ENERGY (0.0%) (2)
Nabors Industries Ltd. — expiring 06/11/2026*			347	$1,294

TOTAL INDEXED ASSETS — WARRANTS (Cost: $2,521) 0.0% (2)				1,294

	Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.1%)
Citibank, New York Time Deposit	0.01	01/03/22	$80,138	$80,138

TOTAL TEMPORARY CASH INVESTMENT (Cost: $80,138) 0.1%				80,138

TOTAL INVESTMENTS (Cost: $116,048,962) 99.9%				142,643,504

OTHER NET ASSETS 0.1%				132,770

NET ASSETS 100.0%				$142,776,274

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
COMMUNICATION SERVICES (2.1%)
Discovery, Inc. Cl A*	29,071	$684,331
Discovery, Inc. Cl C*	20,183	462,191
Take-Two Interactive Software, Inc.*	8,789	1,561,981

		2,708,503

CONSUMER DISCRETIONARY (8.1%)
Capri Hldgs. Ltd.*	24,558	1,594,060
Foot Locker, Inc.	11,994	523,298
Hanesbrands, Inc.	65,767	1,099,624
Marriott Vacations Worldwide Corp.	14,334	2,422,160
Ollie’s Bargain Outlet Hldgs., Inc.*	13,116	671,408
Ralph Lauren Corp. Cl A	5,285	628,175
Steven Madden Ltd.	41,845	1,944,537
Taylor Morrison Home Corp. Cl A*	28,801	1,006,883
Williams-Sonoma, Inc.	4,061	686,837

		10,576,982

CONSUMER STAPLES (2.2%)
Constellation Brands, Inc. Cl A	4,528	1,136,392
TreeHouse Foods, Inc.*	43,957	1,781,577

		2,917,969

ENERGY (5.5%)
Baker Hughes Co. Cl A	97,304	2,341,134
Cheniere Energy, Inc.	10,426	1,057,405
Devon Energy Corp.	44,350	1,953,618
Hess Corp.	7,910	585,577
MPLX LP	21,383	632,723
Williams Cos., Inc.	27,020	703,601

		7,274,058

FINANCIALS (14.9%)
American Financial Group, Inc.	18,063	2,480,411
Ameriprise Financial, Inc.	10,540	3,179,496
Discover Financial Svcs.	13,012	1,503,667
Everest Re Group Ltd.	4,309	1,180,321
Fifth Third Bancorp	34,811	1,516,019
Hartford Financial Svcs. Group, Inc.	14,692	1,014,336
KeyCorp.	65,467	1,514,252
Reinsurance Group of America, Inc. Cl A	7,756	849,204
Signature Bank	4,858	1,571,417
Starwood Property Trust, Inc.	35,726	868,142
SVB Financial Group*	2,361	1,601,325
Synchrony Financial	18,600	862,854
Voya Financial, Inc.	12,195	808,651
Zions Bancorporation	10,319	651,748

		19,601,843

	Shares	Value
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
HEALTH CARE (9.0%)
Agilent Technologies, Inc.	13,854	$2,211,791
Centene Corp.*	14,748	1,215,235
Cerner Corp.	21,258	1,974,230
Envista Hldgs. Corp.*	20,400	919,224
Horizon Therapeutics PLC*	8,859	954,646
Humana, Inc.	2,603	1,207,428
Syneos Health, Inc. Cl A*	14,267	1,464,935
Zimmer Biomet Hldgs., Inc.	15,214	1,932,787

		11,880,276

INDUSTRIALS (19.5%)
Alaska Air Group, Inc.*	22,748	1,185,171
Builders FirstSource, Inc.*	36,037	3,088,731
Carlisle Cos., Inc.	7,629	1,892,907
Crane Co.	19,539	1,987,702
Dover Corp.	6,755	1,226,708
Jacobs Engineering Group, Inc.	14,546	2,025,240
KBR, Inc.	27,598	1,314,217
L-3 Harris Technologies, Inc.	8,463	1,804,650
Mueller Industries, Inc.	38,309	2,274,022
Old Dominion Freight Line, Inc.	6,510	2,333,054
Oshkosh Corp.	11,186	1,260,774
Stanley Black & Decker, Inc.	7,396	1,395,033
Trane Technologies PLC	7,797	1,575,228
Univar Solutions, Inc.*	76,193	2,160,072

		25,523,509

INFORMATION TECHNOLOGY (9.6%)
Ciena Corp.*	19,699	1,516,232
DXC Technology Co.*	89,810	2,890,984
Euronet Worldwide, Inc.*	21,851	2,603,984
MKS Instruments, Inc.	5,457	950,446
PTC, Inc.*	7,346	889,968
Qorvo, Inc.*	8,229	1,286,933
Teledyne Technologies, Inc.*	3,612	1,578,047
ViaSat, Inc.*	19,499	868,485

		12,585,079

MATERIALS (8.9%)
Ashland Global Hldgs., Inc.	26,749	2,879,797
Crown Hldgs., Inc.	34,133	3,775,792
FMC Corp.	9,692	1,065,054
Freeport-McMoRan, Inc.	16,320	681,034
Newmont Corp.	14,829	919,695
Packaging Corp. of America	10,292	1,401,256
Steel Dynamics, Inc.	15,577	966,864

		11,689,492

REAL ESTATE (8.9%)
Alexander’s, Inc.	1,193	310,538
American Campus Communities, Inc.	14,837	850,012

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Apartment Income REIT Corp.	19,367	$1,058,794
AvalonBay Communities, Inc.	5,458	1,378,636
Brandywine Realty Trust	57,827	776,038
Duke Realty Corp.	40,721	2,672,927
Gaming & Leisure Properties, Inc.	20,058	976,022
Kilroy Realty Corp.	8,694	577,803
Welltower, Inc.	13,989	1,199,837
Weyerhaeuser Co.	44,329	1,825,468

		11,626,075

	Shares	Value
COMMON STOCKS (CONTINUED):
UTILITIES (7.8%)
AES Corp.	43,504	$1,057,147
Ameren Corp.	19,105	1,700,536
Atmos Energy Corp.	7,739	810,815
Entergy Corp.	11,144	1,255,372
Evergy, Inc.	38,037	2,609,718
PPL Corp.	29,912	899,155
Public Svc. Enterprise Group, Inc.	28,440	1,897,801

		10,230,544

TOTAL COMMON STOCKS
(Cost: $86,259,204) 96.5%		126,614,330

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (2.7%)
U.S. Treasury Bill	A-1+	0.01	02/22/22	$2,000,000	$1,999,964
U.S. Treasury Bill	A-1+	0.03	01/13/22	1,500,000	1,499,982

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $3,499,946) 2.7%					3,499,946

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.9%)
Citibank, New York Time Deposit		0.01	01/03/22	$1,187,570	$1,187,570

TOTAL TEMPORARY CASH INVESTMENT (Cost: $1,187,570) 0.9%					1,187,570

TOTAL INVESTMENTS (Cost: $90,946,720) 100.1%					131,301,846

OTHER NET ASSETS -0.1%					(174,342)

NET ASSETS 100.0%					$131,127,504

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
COMMUNICATION SERVICES (1.6%)
Cable One, Inc.	4,174	$7,360,640
Iridium Communications, Inc.*	111,324	4,596,568
John Wiley & Sons, Inc. Cl A	36,672	2,100,206
New York Times Co. Cl A	140,706	6,796,100
TEGNA, Inc.	186,335	3,458,378
TripAdvisor, Inc.*	83,408	2,273,702
World Wrestling Entertainment, Inc. Cl A	37,656	1,857,947
Yelp, Inc. Cl A*	57,796	2,094,527
Ziff Davis, Inc.*	40,606	4,501,581

		35,039,649

CONSUMER DISCRETIONARY (15.1%)
Adient PLC*	79,339	3,798,751
American Eagle Outfitters, Inc.	129,194	3,271,192
AutoNation, Inc.*	33,665	3,933,755
Boyd Gaming Corp.*	69,061	4,528,330
Brunswick Corp.	64,920	6,539,392
Callaway Golf Co.*	98,682	2,707,834
Capri Hldgs. Ltd.*	126,698	8,223,967
Carter’s, Inc.	35,591	3,602,521
Choice Hotels International, Inc.	27,638	4,311,252
Churchill Downs, Inc.	28,988	6,983,209
Columbia Sportswear Co.	29,106	2,836,089
Cracker Barrel Old Country Store, Inc.	19,799	2,546,943
Crocs, Inc.*	49,554	6,353,814
Dana, Inc.	121,456	2,771,626
Deckers Outdoor Corp.*	23,113	8,466,523
Dick’s Sporting Goods, Inc.	54,644	6,283,514
Five Below, Inc.*	47,175	9,760,036
Foot Locker, Inc.	76,050	3,318,061
Fox Factory Hldg. Corp.*	35,455	6,030,895
GameStop Corp. Cl A*	52,173	7,741,951
Gentex Corp.	199,168	6,941,005
Goodyear Tire & Rubber Co.*	236,606	5,044,440
Graham Hldgs. Co. Cl B	3,359	2,115,599
Grand Canyon Education, Inc.*	33,745	2,892,284
H&R Block, Inc.	147,893	3,484,359
Hanesbrands, Inc.	294,057	4,916,633
Harley-Davidson, Inc.	129,576	4,883,719
Helen of Troy Ltd.*	20,318	4,967,141
Jack in the Box, Inc.	18,249	1,596,422
KB Home	72,171	3,228,209
Kohl’s Corp.	126,761	6,260,726

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Lear Corp.	50,202	$9,184,456
Leggett & Platt, Inc.	112,314	4,622,844
Lithia Motors, Inc. Cl A	25,498	7,571,631
Macy’s, Inc.	260,795	6,827,613
Marriott Vacations Worldwide Corp.	35,868	6,060,975
Mattel, Inc.*	295,014	6,360,502
Murphy USA, Inc.	19,858	3,956,508
Nordstrom, Inc.*	93,678	2,118,996
Ollie’s Bargain Outlet Hldgs., Inc.*	50,959	2,608,591
Papa John’s International, Inc.	27,253	3,637,458
Polaris, Inc.	48,033	5,279,307
RH*	14,606	7,827,940
Scientific Games Corp.*	81,270	5,431,274
Service Corp. International	138,868	9,858,239
Six Flags Entertainment Corp.*	65,164	2,774,683
Skechers USA, Inc. Cl A*	113,599	4,930,197
Taylor Morrison Home Corp. Cl A*	103,484	3,617,801
Tempur Sealy International, Inc.	162,108	7,623,939
Texas Roadhouse, Inc. Cl A	58,646	5,235,915
Thor Industries, Inc.	46,761	4,852,389
Toll Brothers, Inc.	96,345	6,974,415
TopBuild Corp.*	27,725	7,649,605
Travel + Leisure Co.	72,669	4,016,416
Tri Pointe Homes, Inc.*	93,587	2,610,141
Urban Outfitters, Inc.*	55,496	1,629,363
Victoria’s Secret & Co.*	61,010	3,388,495
Visteon Corp.*	23,576	2,620,237
Wendy’s Co.	148,632	3,544,873
Williams-Sonoma, Inc.	62,622	10,591,259
Wingstop, Inc.	25,116	4,340,045
Wyndham Hotels & Resorts, Inc.	78,463	7,034,208
YETI Hldgs., Inc.*	73,801	6,112,937

		321,233,444

CONSUMER STAPLES (3.4%)
BJ’s Wholesale Club Hldgs., Inc.*	114,980	7,700,211
Boston Beer Co., Inc. Cl A*	7,905	3,992,815
Casey’s General Stores, Inc.	31,243	6,165,806
Coty, Inc. Cl A*	282,580	2,967,090
Darling Ingredients, Inc.*	136,255	9,441,109

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER STAPLES (CONTINUED)
Energizer Hldgs., Inc.	52,968	$2,124,017
Flowers Foods, Inc.	167,330	4,596,555
Grocery Outlet Hldg. Corp.*	73,577	2,080,758
Hain Celestial Group, Inc.*	78,213	3,332,656
Ingredion, Inc.	56,028	5,414,546
Lancaster Colony Corp.	16,691	2,764,030
Nu Skin Enterprises, Inc. Cl A	41,955	2,129,216
Performance Food Group Co.*	129,945	5,963,176
Pilgrim’s Pride Corp.*	41,039	1,157,300
Post Hldgs., Inc.*	49,295	5,557,025
Sanderson Farms, Inc.	17,863	3,413,262
Sprouts Farmers Market, Inc.*	94,531	2,805,680

		71,605,252

ENERGY (2.0%)
Antero Midstream Corp.	273,424	2,646,744
ChampionX Corp.*	170,158	3,438,893
CNX Resources Corp.*	177,846	2,445,382
DT Midstream, Inc.	81,456	3,908,259
EQT Corp.*	254,609	5,553,022
Equitrans Midstream Corp.	342,347	3,539,868
HollyFrontier Corp.	125,887	4,126,576
Murphy Oil Corp.	122,262	3,192,261
NOV, Inc.	328,992	4,457,842
Targa Resources Corp.	192,812	10,072,499

		43,381,346

FINANCIALS (13.4%)
Affiliated Managers Group, Inc.	34,231	5,631,342
Alleghany Corp.*	11,536	7,701,318
American Financial Group, Inc.	55,704	7,649,273
Associated Banc-Corp.	126,374	2,854,789
Bank of Hawaii Corp.	34,086	2,855,043
Bank OZK	101,794	4,736,475
Brighthouse Financial, Inc.*	67,214	3,481,685
Cadence Bank	165,001	4,915,380
Cathay General Bancorp	65,028	2,795,554
CIT Group, Inc.	83,509	4,287,352
CNO Financial Group, Inc.	103,839	2,475,522
Commerce Bancshares, Inc.	93,514	6,428,152

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Cullen/Frost Bankers, Inc.	47,751	$6,019,969
East West Bancorp, Inc.	119,496	9,401,945
Essent Group Ltd.	92,992	4,233,926
Evercore, Inc. Cl A	32,857	4,463,623
Federated Hermes, Inc. Cl B	81,550	3,064,649
First American Financial Corp.	92,432	7,230,955
First Financial Bankshares, Inc.	107,976	5,489,500
First Horizon Corp.	455,353	7,435,914
FirstCash Hldgs., Inc.	34,130	2,553,265
FNB Corp.	268,562	3,257,657
Fulton Financial Corp.	135,830	2,309,110
Glacier Bancorp, Inc.	91,343	5,179,148
Hancock Whitney Corp.	73,114	3,657,162
Hanover Insurance Group, Inc.	29,961	3,926,689
Home BancShares, Inc.	126,932	3,090,794
Interactive Brokers Group, Inc. Cl A	73,576	5,843,406
International Bancshares Corp.	44,822	1,900,005
Janus Henderson Group PLC	143,646	6,024,513
Jefferies Financial Group, Inc.	165,425	6,418,490
Kemper Corp.	50,385	2,962,134
Kinsale Capital Group, Inc.	18,062	4,296,769
Mercury General Corp.	22,381	1,187,536
MGIC Investment Corp.	274,166	3,953,474
Navient Corp.	135,719	2,879,957
New York Community Bancorp, Inc.	391,583	4,781,228
Old Republic International Corp.	240,428	5,909,720
PacWest Bancorp	98,740	4,460,086
Pinnacle Financial Partners, Inc.	64,112	6,122,696
Primerica, Inc.	33,254	5,096,841
PROG Hldgs., Inc.*	47,761	2,154,499
Prosperity Bancshares, Inc.	77,610	5,611,203
Reinsurance Group of America, Inc.	56,924	6,232,609
RenaissanceRe Hldgs. Ltd.	38,752	6,561,876
RLI Corp.	33,528	3,758,489

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
SEI Investments Co.	89,247	$5,438,712
Selective Insurance Group, Inc.	50,629	4,148,540
SLM Corp.	246,877	4,856,071
Sterling Bancorp	162,269	4,184,918
Stifel Financial Corp.	87,669	6,173,651
Synovus Financial Corp.	122,531	5,865,559
Texas Capital Bancshares, Inc.*	42,616	2,567,614
UMB Financial Corp.	36,243	3,845,745
Umpqua Hldgs. Corp.	182,412	3,509,607
United Bankshares, Inc.	114,798	4,164,871
Unum Group	172,165	4,230,094
Valley National Bancorp	342,686	4,711,933
Voya Financial, Inc.	93,466	6,197,730
Washington Federal, Inc.	54,857	1,831,127
Webster Financial Corp.	76,283	4,259,643
Wintrust Financial Corp.	48,004	4,359,723

		283,627,260

HEALTH CARE (9.7%)
Acadia Healthcare Co., Inc.*	75,733	4,596,993
Amedisys, Inc.*	27,453	4,444,092
Arrowhead Pharmaceuticals, Inc.*	87,794	5,820,742
Bruker Corp.	85,562	7,179,507
Chemed Corp.	12,964	6,858,475
Encompass Health Corp.	83,780	5,467,483
Envista Hldgs. Corp.*	135,884	6,122,933
Exelixis, Inc.*	266,430	4,870,340
Globus Medical, Inc. Cl A*	66,559	4,805,560
Haemonetics Corp.*	43,034	2,282,523
Halozyme Therapeutics, Inc.*	118,553	4,767,016
HealthEquity, Inc.*	70,321	3,111,001
ICU Medical, Inc.*	16,812	3,990,160
Integra LifeSciences Hldgs. Corp.*	61,338	4,109,033
Jazz Pharmaceuticals PLC*	51,762	6,594,479
LHC Group, Inc.*	26,669	3,659,787
LivaNova PLC*	44,819	3,918,525
Masimo Corp.*	42,781	12,525,421
Medpace Hldgs., Inc.*	24,211	5,269,282
Molina Healthcare, Inc.*	49,177	15,642,220
Neogen Corp.*	90,517	4,110,377

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Neurocrine Biosciences, Inc.*	79,885	$6,803,805
NuVasive, Inc.*	43,566	2,286,344
Option Care Health, Inc.*	116,631	3,316,986
Patterson Cos., Inc.	72,938	2,140,730
Penumbra, Inc.*	29,572	8,496,627
Perrigo Co. PLC	112,648	4,382,007
Progyny, Inc.*	58,635	2,952,272
Quidel Corp.*	31,935	4,310,906
R1 RCM, Inc.*	112,207	2,860,156
Repligen Corp.*	43,299	11,467,307
STAAR Surgical Co.*	40,083	3,659,578
Syneos Health, Inc. Cl A*	87,317	8,965,710
Tandem Diabetes Care, Inc.*	53,500	8,052,820
Tenet Healthcare Corp.*	90,208	7,369,092
United Therapeutics Corp.*	37,925	8,194,834

		205,405,123

INDUSTRIALS (18.6%)
Acuity Brands, Inc.	29,409	6,226,473
AECOM*	121,311	9,383,406
AGCO Corp.	51,673	5,995,101
ASGN, Inc.*	43,872	5,413,805
Avis Budget Group, Inc.*	33,749	6,998,530
Axon Enterprise, Inc.*	55,304	8,682,728
Brink’s Co.	41,391	2,714,008
Builders FirstSource, Inc.*	161,258	13,821,423
CACI International, Inc. Cl A*	19,643	5,288,092
Carlisle Cos., Inc.	44,028	10,924,227
Clean Harbors, Inc.*	42,154	4,205,705
Colfax Corp.*	113,394	5,212,722
Crane Co.	42,035	4,276,220
Curtiss-Wright Corp.	33,043	4,582,073
Donaldson Co., Inc.	104,076	6,167,544
Dycom Industries, Inc.*	25,406	2,382,067
EMCOR Group, Inc.	44,945	5,725,543
EnerSys	35,275	2,788,841
Flowserve Corp.	109,696	3,356,698
Fluor Corp.*	119,080	2,949,612
FTI Consulting, Inc.*	28,873	4,429,696
GATX Corp.	29,894	3,114,656
Graco, Inc.	143,124	11,538,657
GXO Logistics, Inc.*	83,023	7,540,979
Hexcel Corp.*	70,645	3,659,411
Hubbell, Inc. Cl B	45,818	9,542,515

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
IAA, Inc.*	113,551	$5,747,952
Insperity, Inc.	30,152	3,561,253
ITT, Inc.	72,082	7,366,060
JetBlue Airways Corp.*	267,806	3,813,557
KBR, Inc.	118,131	5,625,398
Kennametal, Inc.	70,435	2,529,321
Kirby Corp.*	50,618	3,007,722
Knight-Swift Transportation Hldgs., Inc. Cl A	139,748	8,516,243
Landstar System, Inc.	32,091	5,744,931
Lennox International, Inc.	28,346	9,194,309
Lincoln Electric Hldgs., Inc.	49,723	6,934,867
ManpowerGroup, Inc.	45,674	4,445,450
MasTec, Inc.*	48,179	4,445,958
Mercury Systems, Inc.*	47,700	2,626,362
Middleby Corp.*	46,841	9,216,435
MillerKnoll, Inc.	63,807	2,500,596
MSA Safety, Inc.	30,704	4,635,076
MSC Industrial Direct Co., Inc. Cl A	39,426	3,314,150
Nordson Corp.	45,512	11,617,848
nVent Electric PLC	141,668	5,383,384
Oshkosh Corp.	57,797	6,514,300
Owens Corning	84,618	7,657,929
Regal Rexnord Corp.	57,058	9,710,130
Ryder System, Inc.	45,214	3,726,990
Saia, Inc.*	22,178	7,474,651
Science Applications International Corp.	48,475	4,052,025
Simpson Manufacturing Co., Inc.	36,580	5,087,181
Stericycle, Inc.*	77,356	4,613,512
Sunrun, Inc.*	174,314	5,978,970
Terex Corp.	58,777	2,583,249
Tetra Tech, Inc.	45,532	7,731,334
Timken Co.	58,131	4,027,897
Toro Co.	89,635	8,955,433
Trex Co., Inc.*	96,937	13,089,403
Trinity Industries, Inc.	68,875	2,080,025
Univar Solutions, Inc.*	143,960	4,081,266
Valmont Industries, Inc.	17,872	4,476,936
Vicor Corp.*	18,060	2,293,259
Watsco, Inc.	27,810	8,701,193
Werner Enterprises, Inc.	51,252	2,442,670
Woodward, Inc.	53,088	5,811,012
XPO Logistics, Inc.*	83,072	6,432,265

		394,669,234

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (14.1%)
ACI Worldwide, Inc.*	98,999	$3,435,265
Alliance Data Systems Corp.	41,923	2,790,814
Amkor Technology, Inc.	84,423	2,092,846
Arrow Electronics, Inc.*	58,633	7,872,653
Aspen Technology, Inc.*	56,351	8,576,622
Avnet, Inc.	83,552	3,444,849
Azenta, Inc.	62,606	6,455,305
Belden, Inc.	37,808	2,485,120
Blackbaud, Inc.*	34,889	2,755,533
CDK Global, Inc.	99,647	4,159,266
Cerence, Inc.*	32,004	2,452,787
Ciena Corp.*	130,462	10,041,660
Cirrus Logic, Inc.*	48,113	4,427,358
CMC Materials, Inc.	23,936	4,588,292
Cognex Corp.	148,878	11,576,753
Coherent, Inc.*	20,660	5,506,716
CommVault Systems, Inc.*	38,322	2,641,152
Concentrix Corp.	36,127	6,453,005
Digital Turbine, Inc.*	74,043	4,515,883
Envestnet, Inc.*	46,014	3,650,751
Fair Isaac Corp.*	23,038	9,990,889
First Solar, Inc.*	83,268	7,257,639
Genpact Ltd.	145,690	7,733,225
II-VI, Inc.*	89,378	6,107,199
Jabil, Inc.	120,699	8,491,175
Kyndryl Hldgs., Inc.*	150,846	2,730,313
Lattice Semiconductor Corp.*	115,314	8,886,097
Littelfuse, Inc.	20,742	6,527,093
LiveRamp Hldgs., Inc.*	57,339	2,749,405
Lumentum Hldgs., Inc.*	60,882	6,439,489
Manhattan Associates, Inc.*	53,288	8,285,751
Maximus, Inc.	51,764	4,124,038
Mimecast Ltd.*	51,996	4,137,322
MKS Instruments, Inc.	46,701	8,133,913
National Instruments Corp.	111,055	4,849,772
NCR Corp.*	111,154	4,468,391
Paylocity Hldg. Corp.*	33,362	7,878,770
Power Integrations, Inc.	50,804	4,719,184
Qualys, Inc.*	28,116	3,858,077
Sabre Corp.*	272,358	2,339,555
Sailpoint Technologies Hldgs., Inc.*	78,535	3,796,382
Semtech Corp.*	54,227	4,822,407
Silicon Laboratories, Inc.*	33,841	6,985,459

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
SiTime Corp.*	12,621	$3,692,147
SunPower Corp. Cl A*	69,921	1,459,251
Synaptics, Inc.*	33,069	9,573,806
TD SYNNEX Corp.	34,764	3,975,611
Teradata Corp.*	91,365	3,880,272
Universal Display Corp.	36,509	6,025,080
ViaSat, Inc.*	61,845	2,754,576
Vishay Intertechnology, Inc.	111,753	2,444,038
Vontier Corp.	142,361	4,374,753
Western Union Co.	338,520	6,039,197
WEX, Inc.*	37,741	5,298,459
Wolfspeed, Inc.*	97,589	10,907,523
Xerox Hldgs. Corp.	115,747	2,620,512

		298,279,400

MATERIALS (6.5%)
Alcoa Corp.	157,555	9,387,127
AptarGroup, Inc.	55,431	6,789,189
Ashland Global Hldgs., Inc.	47,562	5,120,525
Avient Corp.	77,042	4,310,500
Cabot Corp.	47,768	2,684,562
Chemours Co.	137,226	4,605,305
Cleveland-Cliffs, Inc.*	383,214	8,342,569
Commercial Metals Co.	101,547	3,685,141
Compass Minerals International, Inc.	28,663	1,464,106
Eagle Materials, Inc.	34,251	5,701,422
Greif, Inc. Cl A	22,358	1,349,752
Ingevity Corp.*	33,082	2,371,979
Louisiana-Pacific Corp.	74,093	5,805,187
Minerals Technologies, Inc.	28,035	2,050,760
NewMarket Corp.	5,817	1,993,602
Olin Corp.	120,787	6,947,668
Reliance Steel & Aluminum Co.	52,760	8,558,727
Royal Gold, Inc.	55,271	5,815,062
RPM International, Inc.	109,231	11,032,331
Scotts Miracle-Gro Co.	34,302	5,522,622
Sensient Technologies Corp.	35,389	3,541,023
Silgan Hldgs., Inc.	70,660	3,027,074
Sonoco Products Co.	82,798	4,793,176
Steel Dynamics, Inc.	158,755	9,853,923
United States Steel Corp.	227,557	5,418,132
Valvoline, Inc.	152,214	5,676,060
Worthington Industries, Inc.	27,240	1,488,938

		137,336,462

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
REAL ESTATE (10.2%)
American Campus Communities, Inc.	117,181	$6,713,300
Apartment Income REIT Corp.	132,193	7,226,991
Brixmor Property Group, Inc.	250,086	6,354,685
Camden Property Trust	86,058	15,376,844
Corporate Office Properties Trust	94,586	2,645,570
Cousins Properties, Inc.	125,207	5,043,338
CyrusOne, Inc.	106,870	9,588,376
Douglas Emmett, Inc.	147,773	4,950,396
EastGroup Properties, Inc.	34,259	7,805,913
EPR Properties	62,991	2,991,443
First Industrial Realty Trust, Inc.	109,714	7,263,067
Healthcare Realty Trust, Inc.	124,242	3,931,017
Highwoods Properties, Inc.	87,898	3,919,372
Hudson Pacific Properties, Inc.	128,398	3,172,715
JBG SMITH Properties	96,130	2,759,892
Jones Lang LaSalle, Inc.*	42,498	11,446,411
Kilroy Realty Corp.	88,263	5,865,959
Kite Realty Group Trust	184,430	4,016,885
Lamar Advertising Co. Cl A	73,108	8,868,000
Life Storage, Inc.	69,068	10,579,836
Macerich Co.	179,394	3,099,928
Medical Properties Trust, Inc.	502,130	11,865,332
National Retail Properties, Inc.	147,883	7,108,736
National Storage Affiliates Trust	69,003	4,775,008
Omega Healthcare Investors, Inc.	201,234	5,954,514
Park Hotels & Resorts, Inc.*	199,133	3,759,631
Pebblebrook Hotel Trust	110,634	2,474,883
Physicians Realty Trust	185,500	3,492,965
PotlatchDeltic Corp.	56,504	3,402,671
PS Business Parks, Inc.	16,936	3,119,103
Rayonier, Inc.	120,545	4,865,196
Rexford Industrial Realty, Inc.	127,564	10,346,716
Sabra Health Care REIT, Inc.	192,564	2,607,317

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
SL Green Realty Corp.	56,189	$4,028,751
Spirit Realty Capital, Inc.	103,841	5,004,098
STORE Capital Corp.	206,651	7,108,794
Urban Edge Properties	92,721	1,761,699

		215,295,352

UTILITIES (3.3%)
ALLETE, Inc.	44,270	2,937,315
Black Hills Corp.	53,741	3,792,502
Essential Utilities, Inc.	193,674	10,398,357
Hawaiian Electric Industries, Inc.	92,048	3,819,992
IDACORP, Inc.	42,538	4,819,981
MDU Resources Group, Inc.	171,237	5,280,949
National Fuel Gas Co.	76,782	4,909,441

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
UTILITIES (CONTINUED)
New Jersey Resources Corp.	81,205	$3,334,277
NorthWestern Corp.	44,339	2,534,417
OGE Energy Corp.	168,563	6,469,448
ONE Gas, Inc.	45,125	3,501,249
PNM Resources, Inc.	72,280	3,296,691
Southwest Gas Hldgs., Inc.	50,849	3,561,972
Spire, Inc.	43,522	2,838,505
UGI Corp.	176,076	8,083,649

		69,578,745

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $1,473,919,398) 97.9%		2,075,451,267

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.8%)
U.S. Treasury Bill	A-1+	0.02	01/18/22	$5,000,000	$4,999,965
U.S. Treasury Bill (1)	A-1+	0.02	02/01/22	5,000,000	4,999,903
U.S. Treasury Bill	A-1+	0.03	02/08/22	11,500,000	11,499,605
U.S. Treasury Bill	A-1+	0.03	02/10/22	3,000,000	2,999,900
U.S. Treasury Bill	A-1+	0.03	02/15/22	8,000,000	7,999,730
U.S. Treasury Bill	A-1+	0.04	01/20/22	3,000,000	2,999,944
U.S. Treasury Bill	A-1+	0.04	03/24/22	3,000,000	2,999,626

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $38,498,771) 1.8%					38,498,673

		Rate(%)	Maturity	Face Amount	Value

TEMPORARY CASH INVESTMENT (0.2%)
Citibank, New York Time Deposit		0.01	01/03/22	$3,305,612	$3,305,612

TOTAL TEMPORARY CASH INVESTMENT (Cost: $3,305,612) 0.2%					3,305,612

TOTAL INVESTMENTS (Cost: $1,515,723,781) 99.9%					2,117,255,552

OTHER NET ASSETS 0.1%					1,088,241

NET ASSETS 100.0%					$2,118,343,793

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
COMMUNICATION SERVICES (3.1%)
AT&T, Inc.	24,750	$608,850
Comcast Corp. Cl A	50,198	2,526,465
Interpublic Group of Cos., Inc.	41,645	1,559,605
Verizon Communications, Inc.	23,246	1,207,862
ViacomCBS, Inc. Cl B	24,632	743,394

		6,646,176

CONSUMER DISCRETIONARY (9.4%)
Advance Auto Parts, Inc.	3,121	748,665
Amazon.com, Inc.	705	2,350,710
Bath & Body Works, Inc.	5,873	409,877
Best Buy Co., Inc.	17,535	1,781,556
eBay, Inc.	23,973	1,594,204
Hanesbrands, Inc.	41,617	695,836
Home Depot, Inc.	9,464	3,927,655
Leggett & Platt, Inc.	22,116	910,294
Ralph Lauren Corp. Cl A	5,130	609,752
Tapestry, Inc.	28,947	1,175,248
Target Corp.	12,790	2,960,118
TJX Cos., Inc.	19,461	1,477,479
Ulta Beauty, Inc.*	1,705	703,040
Whirlpool Corp.	5,210	1,222,579

		20,567,013

CONSUMER STAPLES (2.1%)
Constellation Brands, Inc. Cl A	4,621	1,159,733
Procter & Gamble Co.	13,081	2,139,790
Walmart, Inc.	8,786	1,271,246

		4,570,769

ENERGY (2.8%)
Baker Hughes Co. Cl A	40,458	973,420
Chevron Corp.	6,298	739,070
ConocoPhillips	21,586	1,558,077
Coterra Energy, Inc.	18,087	343,653
EOG Resources, Inc.	11,496	1,021,190
Valaris Ltd.*	1,341	48,276
Valero Energy Corp.	9,857	740,359
Williams Cos., Inc.	29,323	763,571

		6,187,616

FINANCIALS (6.2%)
Allstate Corp.	6,500	764,725
Comerica, Inc.	14,502	1,261,674
Goldman Sachs Group, Inc.	2,808	1,074,200
Intercontinental Exchange, Inc.	6,902	943,987
JPMorgan Chase & Co.	18,931	2,997,724
Morgan Stanley	30,485	2,992,408
Synchrony Financial	47,961	2,224,911
Wells Fargo & Co.	26,925	1,291,861

		13,551,490

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTH CARE (8.8%)
AbbVie, Inc.	19,878	$2,691,481
Bristol-Myers Squibb Co.	14,441	900,396
Cerner Corp.	9,221	856,354
Cigna Corp.	6,032	1,385,128
CVS Health Corp.	17,739	1,829,955
Eli Lilly & Co.	5,564	1,536,888
Gilead Sciences, Inc.	17,021	1,235,895
HCA Healthcare, Inc.	6,335	1,627,588
Johnson & Johnson	12,265	2,098,174
Regeneron Pharmaceuticals, Inc.*	1,530	966,226
UnitedHealth Group, Inc.	7,886	3,959,876

		19,087,961

INDUSTRIALS (5.2%)
Caterpillar, Inc.	4,482	926,609
Deere & Co.	2,637	904,201
Delta Air Lines, Inc.	13,742	537,037
FedEx Corp.	4,043	1,045,681
Honeywell International, Inc.	5,016	1,045,886
Jacobs Engineering Group, Inc.	6,661	927,411
Masco Corp.	11,444	803,598
Northrop Grumman Corp.	2,988	1,156,565
Parker-Hannifin Corp.	2,347	746,628
Quanta Svcs., Inc.	7,877	903,177
Snap-on, Inc.	2,407	518,420
Trane Technologies PLC	9,264	1,871,606

		11,386,819

INFORMATION TECHNOLOGY (18.7%)
Apple, Inc.	65,732	11,672,031
Broadcom, Inc.	5,058	3,365,644
Corning, Inc.	16,887	628,703
Fortinet, Inc.	6,503	2,337,178
HP, Inc.	52,068	1,961,402
Lam Research Corp.	3,708	2,666,608
Micron Technology, Inc.	12,832	1,195,301
Microsoft Corp.	32,678	10,990,265
NetApp, Inc.	19,222	1,768,232
QUALCOMM, Inc.	9,782	1,788,834
Visa, Inc. Cl A	10,870	2,355,638

		40,729,836

MATERIALS (2.6%)
Dow, Inc.	24,364	1,381,926
Eastman Chemical Co.	8,143	984,570
Freeport-McMoRan, Inc.	28,200	1,176,786
LyondellBasell Industries NV Cl A	5,886	542,866
Newmont Corp.	24,013	1,489,286

		5,575,434

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
COMMON STOCKS (CONTINUED):
REAL ESTATE (1.8%)
Alexandria Real Estate Equities, Inc.	3,346	$746,024
American Tower Corp.	3,857	1,128,173
Equinix, Inc.	1,148	971,024
Extra Space Storage, Inc.	4,442	1,007,135

		3,852,356

UTILITIES (0.8%)
NextEra Energy, Inc.	19,782	1,846,847

TOTAL COMMON STOCKS
(Cost: $73,589,605) 61.5%		134,002,317

	Rating**	Rate(%)	Maturity	Face Amount	Value

LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (16.5%)
U.S. Treasury Bond	AA+	1.13	05/15/40	$2,025,000	$1,774,881
U.S. Treasury Bond	AA+	1.13	08/15/40	1,100,000	960,438
U.S. Treasury Bond	AA+	1.38	11/15/40	750,000	683,496
U.S. Treasury Bond	AA+	1.75	08/15/41	1,900,000	1,842,109
U.S. Treasury Bond	AA+	1.88	02/15/41	2,000,000	1,979,609
U.S. Treasury Note	AA+	0.63	03/31/27	400,000	386,641
U.S. Treasury Note	AA+	0.63	05/15/30	1,375,000	1,285,625
U.S. Treasury Note	AA+	0.88	09/30/26	480,000	471,431
U.S. Treasury Note	AA+	1.13	02/15/31	450,000	436,729
U.S. Treasury Note	AA+	1.50	02/15/30	1,000,000	1,005,156
U.S. Treasury Note	AA+	1.63	08/15/29	1,750,000	1,775,361
U.S. Treasury Note	AA+	1.63	05/15/31	1,000,000	1,012,656
U.S. Treasury Note	AA+	2.25	02/15/27	1,495,000	1,566,071
U.S. Treasury Note	AA+	2.25	08/15/27	2,600,000	2,727,360
U.S. Treasury Note	AA+	2.25	11/15/27	2,150,000	2,257,248
U.S. Treasury Note	AA+	2.38	05/15/27	1,400,000	1,477,547
U.S. Treasury Note	AA+	2.63	02/15/29	1,500,000	1,621,582
U.S. Treasury Note	AA+	2.88	05/15/28	7,250,000	7,898,818
U.S. Treasury Strip	AA+	0.00	08/15/29	5,500,000	4,887,168

					36,049,926

U.S. GOVERNMENT AGENCIES (9.8%)
MORTGAGE-BACKED OBLIGATIONS (9.8%)
FHLMC	AA+	2.00	11/01/50	183,488	183,086
FHLMC	AA+	2.00	11/01/50	268,261	267,099
FHLMC	AA+	2.00	11/01/50	92,747	92,543
FHLMC	AA+	2.00	12/01/50	140,743	140,875
FHLMC	AA+	2.50	09/01/27	84,344	87,625
FHLMC	AA+	2.50	06/01/35	200,694	207,929
FHLMC	AA+	2.50	06/01/50	161,613	165,041
FHLMC	AA+	2.50	11/01/50	448,222	460,771
FHLMC	AA+	2.50	10/01/51	248,324	253,864
FHLMC	AA+	3.00	06/01/27	54,869	57,461
FHLMC	AA+	3.00	08/01/27	53,336	55,780
FHLMC	AA+	3.00	02/01/32	137,618	144,879
FHLMC	AA+	3.00	10/15/37	12,565	12,636
FHLMC	AA+	3.00	11/01/42	109,274	115,491
FHLMC	AA+	3.00	04/01/43	113,116	120,148
FHLMC	AA+	3.00	11/01/49	281,625	294,285
FHLMC	AA+	3.00	11/01/49	210,984	219,839

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FHLMC	AA+	3.50	02/01/32	$57,496	$61,185
FHLMC	AA+	3.50	01/01/43	117,474	126,871
FHLMC	AA+	3.50	06/01/45	162,256	174,148
FHLMC	AA+	3.50	07/01/45	176,830	191,035
FHLMC	AA+	4.00	11/01/33	53,193	56,053
FHLMC	AA+	4.00	01/01/38	117,972	129,583
FHLMC	AA+	4.00	03/01/41	35,511	38,640
FHLMC	AA+	4.00	07/01/41	72,368	79,503
FHLMC	AA+	4.00	11/01/42	27,165	29,608
FHLMC	AA+	4.00	01/01/43	77,170	84,782
FHLMC	AA+	4.00	10/01/44	68,569	75,290
FHLMC	AA+	4.00	06/01/45	160,391	175,861
FHLMC	AA+	4.50	08/15/35	6,660	7,242
FHLMC	AA+	4.50	02/01/44	75,731	83,357
FHLMC	AA+	4.50	05/01/48	81,096	87,337
FHLMC	AA+	5.00	02/01/26	4,623	5,031
FHLMC	AA+	5.50	07/01/32	16,395	18,464
FHLMC	AA+	5.50	05/01/33	7,637	8,375
FHLMC	AA+	5.50	06/01/37	63,892	72,899
FHLMC ARM	AA+	1.93	10/01/51	680,955	692,050
FHLMC Strip	AA+	3.00	01/15/43	82,335	84,495
FNMA	AA+	1.83	09/01/51	743,372	751,657
FNMA	AA+	2.00	11/01/35	249,764	255,934
FNMA	AA+	2.00	07/01/36	1,000,000	1,024,926
FNMA	AA+	2.00	10/01/50	156,320	156,159
FNMA	AA+	2.00	10/01/50	612,104	610,761
FNMA	AA+	2.00	08/01/51	992,168	989,992
FNMA	AA+	2.50	02/01/33	144,520	147,935
FNMA	AA+	2.50	06/01/35	392,357	406,626
FNMA	AA+	2.50	10/01/35	423,594	442,905
FNMA	AA+	2.50	05/01/46	241,767	247,537
FNMA	AA+	2.50	10/01/50	458,982	468,775
FNMA	AA+	2.50	12/01/50	75,479	77,461
FNMA	AA+	2.50	01/01/51	455,639	466,400
FNMA	AA+	2.50	02/01/51	98,714	100,885
FNMA	AA+	2.50	03/01/51	967,630	994,928
FNMA	AA+	2.50	03/01/51	418,915	431,395
FNMA	AA+	2.50	04/01/51	191,500	195,855
FNMA	AA+	2.50	08/01/51	545,985	560,075
FNMA	AA+	2.50	12/01/51	400,000	408,925
FNMA	AA+	2.68	12/01/26	300,000	310,171
FNMA	AA+	3.00	06/01/33	167,509	176,420
FNMA	AA+	3.00	09/01/33	104,942	111,041
FNMA	AA+	3.00	12/01/42	66,515	68,162
FNMA	AA+	3.00	01/01/43	296,225	312,636
FNMA	AA+	3.00	02/01/43	89,702	93,675
FNMA	AA+	3.00	03/01/43	166,305	176,557
FNMA	AA+	3.00	09/01/43	146,812	154,547
FNMA	AA+	3.00	12/01/47	30,585	31,796
FNMA	AA+	3.00	03/01/48	60,884	63,816
FNMA	AA+	3.00	03/01/50	80,300	84,949
FNMA	AA+	3.50	03/25/28	80,696	81,216
FNMA	AA+	3.50	08/01/38	106,084	114,393
FNMA	AA+	3.50	10/01/41	72,375	75,339
FNMA	AA+	3.50	11/01/41	105,578	113,548
FNMA	AA+	3.50	12/01/41	90,256	94,160

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FNMA	AA+	3.50	04/01/42	$184,471	$199,111
FNMA	AA+	3.50	04/01/42	118,214	123,331
FNMA	AA+	3.50	08/01/42	111,661	120,514
FNMA	AA+	3.50	08/01/43	151,597	162,920
FNMA	AA+	3.50	08/01/43	185,417	200,749
FNMA	AA+	3.50	01/01/44	15,835	16,459
FNMA	AA+	3.50	04/01/45	137,301	147,588
FNMA	AA+	3.50	09/01/47	73,372	78,585
FNMA	AA+	3.53	01/01/26	200,000	207,979
FNMA	AA+	4.00	07/25/26	135,275	136,027
FNMA	AA+	4.00	01/01/31	58,192	62,304
FNMA	AA+	4.00	07/01/40	91,452	100,304
FNMA	AA+	4.00	11/01/40	40,306	44,239
FNMA	AA+	4.00	05/01/41	31,077	32,531
FNMA	AA+	4.00	11/01/45	101,763	110,153
FNMA	AA+	4.00	02/01/47	86,701	93,621
FNMA	AA+	4.00	04/01/49	337,670	358,850
FNMA	AA+	4.00	03/01/50	372,977	399,145
FNMA	AA+	4.00	07/01/56	350,672	381,574
FNMA	AA+	4.50	05/01/30	18,109	19,388
FNMA	AA+	4.50	06/01/34	28,162	30,563
FNMA	AA+	4.50	08/01/35	17,100	18,725
FNMA	AA+	4.50	05/01/39	39,596	43,735
FNMA	AA+	4.50	05/01/39	23,939	26,426
FNMA	AA+	4.50	05/01/40	39,025	40,849
FNMA	AA+	4.50	10/01/40	191,690	211,896
FNMA	AA+	4.50	11/01/47	66,167	72,392
FNMA	AA+	4.50	11/01/47	41,515	44,912
FNMA	AA+	5.00	06/01/33	24,566	27,673
FNMA	AA+	5.00	10/01/33	26,512	29,927
FNMA	AA+	5.00	11/01/33	16,932	19,101
FNMA	AA+	5.00	11/01/33	73,018	82,366
FNMA	AA+	5.00	03/01/34	9,396	10,614
FNMA	AA+	5.00	04/01/34	14,588	16,208
FNMA	AA+	5.00	09/01/35	8,154	9,214
FNMA	AA+	5.00	11/25/35	33,896	37,590
FNMA	AA+	5.00	08/01/37	70,415	79,679
FNMA	AA+	5.00	05/01/39	37,499	41,354
FNMA	AA+	5.00	06/01/40	13,116	14,803
FNMA	AA+	5.50	03/01/34	4,395	4,816
FNMA	AA+	5.50	05/01/34	52,049	59,179
FNMA	AA+	5.50	07/01/34	24,790	27,500
FNMA	AA+	5.50	09/01/34	7,082	7,836
FNMA	AA+	5.50	10/01/34	15,740	17,907
FNMA	AA+	5.50	02/01/35	19,519	22,108
FNMA	AA+	5.50	02/01/35	18,275	20,827
FNMA	AA+	5.50	08/01/35	5,289	5,846
FNMA	AA+	5.50	08/01/37	3,910	4,473
FNMA	AA+	5.50	06/01/48	7,397	8,170
FNMA	AA+	6.00	05/01/32	5,083	5,840
FNMA	AA+	6.00	04/01/33	26,139	28,785
FNMA	AA+	6.00	05/01/33	17,564	19,335
FNMA	AA+	6.00	06/01/34	9,520	10,650
FNMA	AA+	6.00	09/01/34	2,134	2,347
FNMA	AA+	6.00	10/01/34	15,605	17,191
FNMA	AA+	6.00	01/01/37	12,243	14,180

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FNMA	AA+	6.00	04/01/37	$2,276	$2,515
FNMA	AA+	6.00	05/01/37	2,836	3,115
FNMA	AA+	6.00	10/25/44	52,859	59,476
FNMA	AA+	6.00	12/25/49	15,621	17,226
FNMA	AA+	6.50	05/01/32	19,069	21,037
FNMA	AA+	6.50	07/01/34	9,175	10,285
FNMA	AA+	6.50	05/01/37	17,452	18,545
FNMA	AA+	7.00	04/01/32	1,401	1,535
FNMA	AA+	7.50	06/01/31	2,497	2,795
FNMA	AA+	7.50	02/01/32	2,522	2,853
FNMA	AA+	7.50	06/01/32	1,569	1,839
FNMA	AA+	8.00	04/01/32	1,245	1,308
FNMA Strip	AA+	3.00	08/25/42	71,708	74,198
FRESB Multifamily Mortgage	AA+	2.37	10/25/26	79,784	80,401
GNMA(3)	AA+	3.00	07/15/46	207,236	220,076
GNMA(3)	AA+	4.00	08/15/41	61,021	67,093
GNMA(3)	AA+	4.00	01/15/42	145,625	160,186
GNMA(3)	AA+	4.00	08/20/42	51,650	55,284
GNMA(3)	AA+	4.50	04/20/31	39,697	42,409
GNMA(3)	AA+	4.50	10/15/40	75,195	86,444
GNMA(3)	AA+	4.50	10/20/43	145,206	156,265
GNMA(3)	AA+	5.00	06/20/39	57,687	63,725
GNMA(3)	AA+	6.50	04/15/31	1,485	1,629
GNMA(3)	AA+	6.50	10/15/31	1,133	1,297
GNMA(3)	AA+	6.50	12/15/31	720	790
GNMA(3)	AA+	6.50	05/15/32	3,619	3,971
GNMA(3)	AA+	7.00	05/15/31	1,221	1,400
GNMA(3)	AA+	7.00	05/15/32	553	570

					21,251,374

CORPORATE DEBT (6.9%)
COMMUNICATION SERVICES (0.2%)
AT&T, Inc.	BBB	2.75	06/01/31	215,000	219,354
Comcast Corp.	A-	3.40	04/01/30	300,000	327,411

					546,765

CONSUMER DISCRETIONARY (1.8%)
Amazon.com, Inc.	AA	1.20	06/03/27	65,000	64,118
Amazon.com, Inc.	AA	5.20	12/03/25	300,000	341,375
AutoZone, Inc.	BBB	3.25	04/15/25	200,000	210,009
Best Buy Co., Inc.	BBB+	1.95	10/01/30	250,000	239,845
Brunswick Corp.	BBB-	2.40	08/18/31	275,000	263,683
Dollar General Corp.	BBB	3.25	04/15/23	300,000	307,249
Harman International Industries, Inc.	A-	4.15	05/15/25	300,000	322,947
Kohl’s Corp.	BBB-	3.25	02/01/23	250,000	252,835
Lowe’s Cos., Inc.	BBB+	3.12	04/15/22	300,000	300,640
Lowe’s Cos., Inc.	BBB+	4.00	04/15/25	150,000	162,212
Macy’s Retail Hldgs. LLC	BB-	2.88	02/15/23	216,000	218,214
Marriott International, Inc.	BBB-	3.25	09/15/22	350,000	353,647
Mattel, Inc.	B+	3.15	03/15/23	350,000	356,125
NVR, Inc.	BBB+	3.95	09/15/22	300,000	304,709
O’Reilly Automotive, Inc.	BBB	3.80	09/01/22	300,000	303,940

					4,001,548

CONSUMER STAPLES (0.4%)
Molson Coors Beverage Co.	BBB-	3.50	05/01/22	400,000	403,309
Sysco Corp.	BBB	2.60	06/12/22	300,000	302,765
Sysco Corp.	BBB	3.75	10/01/25	100,000	107,160

					813,234

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
FINANCIALS (1.9%)
Allstate Corp.	A-	0.75	12/15/25	$350,000	$341,050
American Express Co.	BBB	3.63	12/05/24	250,000	267,125
Bank of America Corp.	A-	3.37	01/23/26	165,000	173,579
Bank of America Corp.	BBB+	3.95	04/21/25	300,000	320,670
Block Financial LLC	BBB	5.25	10/01/25	350,000	387,787
Citizens Financial Group, Inc.	BBB	3.75	07/01/24	250,000	261,217
Citizens Financial Group, Inc.	BBB	4.35	08/01/25	100,000	107,408
Fairfax U.S., Inc.†	BBB-	4.88	08/13/24	250,000	266,828
Fifth Third Bancorp	BBB	4.30	01/16/24	300,000	317,230
JPMorgan Chase & Co.	A-	1.47	09/22/27	350,000	343,079
Lincoln National Corp.	A-	4.00	09/01/23	250,000	262,073
Signet UK Finance PLC	BB-	4.70	06/15/24	250,000	254,148
Synchrony Financial	BBB-	3.70	08/04/26	400,000	424,784
Unum Group	BBB	4.00	03/15/24	150,000	158,362
Voya Financial, Inc.	BBB+	3.65	06/15/26	250,000	269,112

					4,154,452

HEALTH CARE (0.4%)
AbbVie, Inc.	BBB+	4.25	11/14/28	175,000	197,889
Anthem, Inc.	A	2.88	09/15/29	255,000	266,887
Merck & Co., Inc.	A+	2.15	12/10/31	165,000	165,460
Zimmer Biomet Hldgs., Inc.	BBB	3.15	04/01/22	250,000	250,501

					880,737

INDUSTRIALS (0.4%)
Deere & Co.	A	2.75	04/15/25	200,000	208,925
General Dynamics Corp.	A-	3.25	04/01/25	150,000	158,547
JB Hunt Transport Svcs., Inc.	BBB+	3.30	08/15/22	200,000	202,397
Teledyne Technologies, Inc.	BBB	2.75	04/01/31	250,000	253,521

					823,390

INFORMATION TECHNOLOGY (0.8%)
Apple, Inc.	AA+	2.05	09/11/26	200,000	205,452
Applied Materials, Inc.	A	3.90	10/01/25	350,000	381,315
Arrow Electronics, Inc.	BBB-	4.50	03/01/23	300,000	308,635
Intel Corp.	A+	3.40	03/25/25	135,000	143,498
Mastercard, Inc.	A+	3.30	03/26/27	300,000	324,189
PayPal Hldgs., Inc.	A-	2.65	10/01/26	350,000	367,411

					1,730,500

MATERIALS (0.6%)
Ecolab, Inc.	A-	2.13	02/01/32	600,000	595,013
Sherwin-Williams Co.	BBB	3.95	01/15/26	350,000	380,866
Southern Copper Corp.	BBB+	3.50	11/08/22	100,000	102,000
Teck Resources Ltd.	BBB-	4.75	01/15/22	300,000	299,998

					1,377,877

REAL ESTATE (0.3%)
Boston Properties LP	BBB+	3.25	01/30/31	300,000	314,310
Service Properties Trust	B+	5.00	08/15/22	250,000	249,720

					564,030

UTILITIES (0.1%)
National Fuel Gas Co.	BBB-	5.20	07/15/25	100,000	109,570
Southern Co.	BBB	3.25	07/01/26	50,000	52,894

					162,464

TOTAL CORPORATE DEBT					15,054,997

TOTAL LONG-TERM DEBT SECURITIES (Cost: $70,437,212) 33.2%					72,356,297

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (4.3%)
U.S. Treasury Bill	A-1+	0.02	02/01/22	$100,000	$99,998
U.S. Treasury Bill	A-1+	0.03	01/13/22	1,400,000	1,399,984
U.S. Treasury Bill	A-1+	0.04	02/10/22	8,000,000	7,999,649

					9,499,631

COMMERCIAL PAPER (0.7%)
Madison Gas & Electric	A-1+	0.06	01/03/22	1,500,000	1,499,995

TOTAL SHORT-TERM DEBT SECURITIES (COST: $10,999,626) 5.0%					10,999,626

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.1%)
Citibank, New York Time Deposit		0.01	01/03/22	$219,348	$219,348

TOTAL TEMPORARY CASH INVESTMENT (Cost: $219,348) 0.1%					219,348

TOTAL INVESTMENTS (Cost: $155,245,791) 99.8%					217,577,588

OTHER NET ASSETS 0.2%					500,678

NET ASSETS 100.0%					$218,078,266

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
AUSTRALIA (4.6%)
CONSUMER STAPLES (0.3%)
Woolworths Group Ltd.	115,935	$3,201,991

FINANCIALS (0.7%)
National Australia Bank Ltd.	23,744	498,110
Suncorp Group Ltd.	1,047,121	8,422,929

		8,921,039

HEALTH CARE (0.8%)
Sonic Healthcare Ltd.	289,941	9,824,951

INDUSTRIALS (0.7%)
Aurizon Hldgs. Ltd.	3,257,215	8,267,977

INFORMATION TECHNOLOGY (0.2%)
WiseTech Global Ltd.	47,887	2,029,141

MATERIALS (1.9%)
BHP Group Ltd.	375,681	11,332,327
BHP Group PLC	389,328	11,577,929

		22,910,256

TOTAL AUSTRALIA		55,155,355

AUSTRIA (1.2%)
ENERGY (0.7%)
OMV AG	142,823	8,071,718

FINANCIALS (0.3%)
Raiffeisen Bank International AG	118,348	3,473,654

MATERIALS (0.2%)
voestalpine AG	81,087	2,940,157

TOTAL AUSTRIA		14,485,529

DENMARK (2.6%)
CONSUMER DISCRETIONARY (0.7%)
Pandora A/S	64,325	7,995,264

FINANCIALS (0.3%)
Danske Bank A/S	231,038	3,985,560

HEALTH CARE (1.6%)
Novo Nordisk A/S Cl B	173,263	19,446,884

TOTAL DENMARK		31,427,708

FINLAND (2.6%)
FINANCIALS (0.9%)
Nordea Bank Abp	837,405	10,205,019

INFORMATION TECHNOLOGY (0.9%)
Nokia OYJ*	1,641,814	10,391,892

UTILITIES (0.8%)
Fortum OYJ	319,753	9,800,505

TOTAL FINLAND		30,397,416

FRANCE (9.3%)
COMMUNICATION SERVICES (1.2%)
Orange S.A.	607,049	6,480,338
Publicis Groupe S.A.	132,464	8,918,758

		15,399,096

CONSUMER DISCRETIONARY (2.5%)
EssilorLuxottica S.A.	47,061	10,011,606
Faurecia SE	168,109	7,992,693

	Shares	Value
COMMON STOCKS (CONTINUED):
FRANCE (CONTINUED)
CONSUMER DISCRETIONARY (CONTINUED)
Hermes International	2,401	$4,192,684
La Francaise des Jeux SAEM†	84,953	3,762,446
LVMH Moet Hennessy Louis Vuitton SE	6,187	5,109,778

		31,069,207

CONSUMER STAPLES (0.9%)
Carrefour S.A.	484,381	8,874,548
L’Oreal S.A.	6,101	2,907,119

		11,781,667

FINANCIALS (1.5%)
AXA S.A.	92,243	2,743,645
BNP Paribas S.A.	93,121	6,434,244
Societe Generale S.A.	285,013	9,789,083

		18,966,972

INDUSTRIALS (2.3%)
Bouygues S.A.	230,949	8,261,611
Cie de Saint-Gobain	148,602	10,446,762
Eiffage S.A.	84,057	8,660,888

		27,369,261

INFORMATION TECHNOLOGY (0.3%)
Dassault Systemes SE	58,195	3,451,328

UTILITIES (0.6%)
Engie S.A.	497,431	7,359,810

TOTAL FRANCE		115,397,341

GERMANY (8.1%)
COMMUNICATION SERVICES (0.6%)
Deutsche Telekom AG	359,340	6,635,333

CONSUMER DISCRETIONARY (1.6%)
Bayerische Motoren Werke AG	95,399	9,537,645
Daimler AG	129,775	9,908,823

		19,446,468

HEALTH CARE (0.9%)
Merck KGaA	39,983	10,279,146

INDUSTRIALS (1.2%)
Daimler Truck Hldg. AG*	53,360	1,960,337
Deutsche Post AG	195,129	12,542,585

		14,502,922

INFORMATION TECHNOLOGY (1.3%)
SAP SE	107,653	15,141,054

MATERIALS (0.9%)
Covestro AG†	139,031	8,551,449
HeidelbergCement AG	29,223	1,976,424

		10,527,873

REAL ESTATE (0.7%)
LEG Immobilien SE	59,485	8,288,107

UTILITIES (0.9%)
E.ON SE	770,617	10,702,555

TOTAL GERMANY		95,523,458

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
COMMON STOCKS (CONTINUED):
HONG KONG (2.6%)
FINANCIALS (0.7%)
BOC Hong Kong Hldgs. Ltd.	2,582,000	$8,468,826

INDUSTRIALS (0.7%)
CK Hutchison Hldgs. Ltd.	1,378,500	8,876,565

REAL ESTATE (1.2%)
Henderson Land Development Co. Ltd.	1,963,000	8,374,452
Sun Hung Kai Properties Ltd.	447,000	5,424,740

		13,799,192

TOTAL HONG KONG		31,144,583

IRELAND (0.8%)
INDUSTRIALS (0.7%)
DCC PLC	104,864	8,579,744

MATERIALS (0.1%)
CRH PLC	33,488	1,773,409

TOTAL IRELAND		10,353,153

ISRAEL (0.7%)
INFORMATION TECHNOLOGY (0.7%)
Check Point Software Technologies Ltd.*	76,150	8,876,044

ITALY (1.4%)
COMMUNICATION SERVICES (0.5%)
Telecom Italia SpA	11,674,969	5,740,041

FINANCIALS (0.9%)
Assicurazioni Generali SpA	118,590	2,504,718
Poste Italiane SpA†	610,040	7,986,428

		10,491,146

TOTAL ITALY		16,231,187

JAPAN (20.0%)
COMMUNICATION SERVICES (1.0%)
Nintendo Co. Ltd.	25,300	11,830,109

CONSUMER DISCRETIONARY (3.9%)
Aisin Corp.	218,300	8,370,911
Honda Motor Co. Ltd.	376,400	10,702,813
Iida Group Hldgs. Co. Ltd.	349,900	8,133,191
Toyota Motor Corp.	197,700	3,651,945
Yamaha Motor Co. Ltd.	309,200	7,422,518
ZOZO, Inc.	250,400	7,803,098

		46,084,476

CONSUMER STAPLES (1.4%)
Japan Tobacco, Inc.	457,400	9,230,582
Suntory Beverage & Food Ltd.	204,300	7,394,136

		16,624,718

	Shares	Value
COMMON STOCKS (CONTINUED):
JAPAN (CONTINUED)
ENERGY (0.8%)
ENEOS Hldgs., Inc.	2,183,600	$8,152,910
Inpex Corp.	135,300	1,175,851

		9,328,761

FINANCIALS (2.0%)
Dai-ichi Life Hldgs., Inc.	383,200	7,724,769
Daiwa Securities Group, Inc.	1,465,700	8,266,268
Japan Post Insurance Co. Ltd.	505,000	8,107,671

		24,098,708

HEALTH CARE (1.2%)
Otsuka Hldgs. Co. Ltd.	104,600	3,803,297
Takeda Pharmaceutical Co. Ltd.	400,600	10,933,531

		14,736,828

INDUSTRIALS (5.7%)
AGC, Inc.	167,500	7,997,475
ITOCHU Corp.	340,400	10,408,284
Marubeni Corp.	960,200	9,349,943
Mitsubishi Corp.	326,800	10,371,057
Mitsui & Co. Ltd.	437,700	10,366,702
Nippon Yusen KK	124,600	9,495,752
Sumitomo Corp.	613,300	9,071,345
Yamato Hldgs. Co. Ltd.	57,300	1,345,305

		68,405,863

INFORMATION TECHNOLOGY (2.1%)
Brother Industries Ltd.	410,700	7,911,575
Canon, Inc.	402,900	9,822,658
Seiko Epson Corp.	469,400	8,449,319

		26,183,552

MATERIALS (1.2%)
Mitsui Chemicals, Inc.	213,100	5,724,942
Sumitomo Chemical Co. Ltd.	1,687,100	7,951,551

		13,676,493

UTILITIES (0.7%)
Tokyo Gas Co. Ltd.	477,500	8,566,461

TOTAL JAPAN		239,535,969

LUXEMBOURG (2.1%)
HEALTH CARE (0.8%)
Eurofins Scientific SE	74,589	9,234,865

MATERIALS (0.7%)
ArcelorMittal S.A.	257,349	8,249,977

REAL ESTATE (0.6%)
Aroundtown S.A.	1,255,065	7,566,031

TOTAL LUXEMBOURG		25,050,873

NETHERLANDS (4.6%)
CONSUMER STAPLES (0.8%)
Koninklijke Ahold Delhaize N.V.	298,951	10,252,153

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
COMMON STOCKS (CONTINUED):
NETHERLANDS (CONTINUED)
FINANCIALS (0.6%)
ING Groep N.V.	536,473	$7,453,676

INDUSTRIALS (0.8%)
Wolters Kluwer N.V.	87,718	10,317,695

INFORMATION TECHNOLOGY (2.4%)
ASML Hldg. N.V.	36,239	29,009,071

TOTAL NETHERLANDS		57,032,595

NORWAY (0.2%)
FINANCIALS (0.2%)
Gjensidige Forsikring ASA	87,239	2,115,778

PORTUGAL (0.7%)
CONSUMER STAPLES (0.7%)
Jeronimo Martins SGPS S.A.	361,921	8,276,690

SPAIN (2.2%)
COMMUNICATION SERVICES (0.8%)
Telefonica S.A.	2,222,895	9,632,591

CONSUMER DISCRETIONARY (0.2%)
Industria de Diseno Textil S.A.	88,596	2,855,343

FINANCIALS (0.3%)
Banco Bilbao Vizcaya Argentaria S.A.	592,000	3,508,829

UTILITIES (0.9%)
Red Electrica Corp. S.A.	506,195	10,938,957

TOTAL SPAIN		26,935,720

SWEDEN (2.2%)
CONSUMER DISCRETIONARY (0.8%)
H & M Hennes & Mauritz AB Cl B	466,679	9,148,165

ENERGY (0.6%)
Lundin Energy AB	210,943	7,540,655

FINANCIALS (0.3%)
Industrivarden AB Cl A	344	10,920
Svenska Handelsbanken AB Cl A	281,369	3,038,013

		3,048,933

INDUSTRIALS (0.5%)
Securitas AB Cl B	422,326	5,803,965

TOTAL SWEDEN		25,541,718

SWITZERLAND (8.6%)
CONSUMER DISCRETIONARY (0.8%)
Cie Financiere Richemont S.A.	7,550	1,127,058
Swatch Group AG	28,795	8,759,981

		9,887,039

	Shares	Value
COMMON STOCKS (CONTINUED):
SWITZERLAND (CONTINUED)
CONSUMER STAPLES (1.6%)
Nestle S.A.	135,000	$18,828,707

FINANCIALS (1.5%)
Partners Group Hldg. AG	3,973	6,551,835
UBS Group AG	657,160	11,783,275

		18,335,110

HEALTH CARE (4.2%)
Novartis AG	250,311	21,972,427
Roche Hldg. AG	63,929	26,494,043
Sonova Hldg. AG	5,115	1,996,845

		50,463,315

INFORMATION TECHNOLOGY (0.5%)
Temenos AG	43,883	6,042,594

TOTAL SWITZERLAND		103,556,765

UNITED KINGDOM (11.1%)
COMMUNICATION SERVICES (1.5%)
Vodafone Group PLC	7,092,690	10,677,354
WPP PLC	469,828	7,150,450

		17,827,804

CONSUMER DISCRETIONARY (1.7%)
Barratt Developments PLC	294,798	2,991,863
Kingfisher PLC	1,887,559	8,677,478
Persimmon PLC	231,114	8,952,796

		20,622,137

CONSUMER STAPLES (2.6%)
British American Tobacco PLC	367,971	13,655,828
Imperial Brands PLC	431,179	9,443,966
J Sainsbury PLC	2,149,145	8,028,980

		31,128,774

FINANCIALS (2.9%)
3i Group PLC	107,112	2,098,581
Barclays PLC	4,106,747	10,455,170
Direct Line Insurance Group PLC	1,406,843	5,312,955
Lloyds Banking Group PLC	16,302,538	10,580,883
NatWest Group PLC	2,106,401	6,446,892

		34,894,481

HEALTH CARE (0.8%)
GlaxoSmithKline PLC	425,895	9,267,771

INDUSTRIALS (0.8%)
BAE Systems PLC	1,250,113	9,317,177

MATERIALS (0.8%)
Anglo American PLC	247,566	10,177,303

TOTAL UNITED KINGDOM		133,235,447

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
COMMON STOCKS (CONTINUED):
UNITED STATES (9.5%)
FINANCIALS (9.5%)
iShares Core MSCI Emerging Markets ETF	843,911	$50,516,512
iShares MSCI Emerging Markets ex China ETF	200,000	12,126,000
Vanguard FTSE Emerging Markets ETF	1,037,478	51,313,662

		113,956,174

TOTAL COMMON STOCKS
(Cost: $1,127,606,347) 95.1%		1,144,229,503

	Rating**	Rate(%)	Maturity	Face Amount		Value
SHORT-TERM DEBT SECURITIES:
UNITED STATES (0.3%)
U.S. GOVERNMENT (0.3%)
U.S. Treasury Bill (1)	A-1+	0.02	02/01/22		$3,000,000	$2,999,942

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $2,999,942) 0.3%						2,999,942

		Rate(%)	Maturity	Face Amount		Value
TEMPORARY CASH INVESTMENT (4.4%)
Australia and New Zealand Banking Group Ltd., Hong Kong Time Deposit		(0.33)	01/04/22	AUD	2,180,463	$1,584,979
BNP Paribas, Paris Time Deposit		0.01	01/03/22	USD	46,361,895	46,361,896
Societe General, Paris Time Deposit		(0.97)	01/03/22	EUR	1,637,650	1,863,236
Sumitomo Mitsui Trust Bank, London Time Deposit		(0.34)	01/04/22	JPY	288,624,926	2,507,710
Sumitomo Mitsui Trust Bank, Tokyo Time Deposit		0.01	01/04/22	GBP	317,191	429,096

						52,746,917

TOTAL TEMPORARY CASH INVESTMENT (Cost: $52,746,917) 4.4%						52,746,917

TOTAL INVESTMENTS (Cost: $1,183,353,206) 99.8%						1,199,976,362

OTHER NET ASSETS 0.2%						2,834,383

NET ASSETS 100.0%						$1,202,810,745

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — CATHOLIC VALUES INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
COMMUNICATION SERVICES (10.0%)
Activision Blizzard, Inc.	88	$5,855
Alphabet, Inc. Cl A*	34	98,499
Alphabet, Inc. Cl C*	31	89,701
AT&T, Inc.	806	19,828
Charter Communications, Inc. Cl A*	14	9,128
Comcast Corp. Cl A	515	25,920
Discovery, Inc. Cl A*	19	447
Discovery, Inc. Cl C*	34	779
DISH Network Corp. Cl A*	28	908
Electronic Arts, Inc.	31	4,089
Fox Corp. Cl A	36	1,328
Fox Corp. Cl B	16	548
Interpublic Group of Cos., Inc.	44	1,648
Lumen Technologies, Inc.	104	1,305
Match Group, Inc.*	31	4,100
Meta Platforms, Inc. Cl A*	267	89,805
Netflix, Inc.*	50	30,122
News Corp. Cl A	44	982
News Corp. Cl B	13	293
Omnicom Group, Inc.	23	1,685
Take-Two Interactive Software, Inc.*	13	2,310
T-Mobile US, Inc.*	66	7,655
Twitter, Inc.*	90	3,890
Verizon Communications, Inc.	467	24,265
ViacomCBS, Inc. Cl B	68	2,052
Walt Disney Co.*	205	31,752

		458,894

CONSUMER DISCRETIONARY (12.5%)
Advance Auto Parts, Inc.	7	1,679
Amazon.com, Inc.*	49	163,383
Aptiv PLC*	30	4,948
AutoZone, Inc.*	3	6,289
Bath & Body Works, Inc.	30	2,094
Best Buy Co., Inc.	25	2,540
Booking Hldgs., Inc.*	5	11,996
BorgWarner, Inc.	27	1,217
CarMax, Inc.*	18	2,344
Carnival Corp.*	92	1,851
Chipotle Mexican Grill, Inc. Cl A*	3	5,245
Darden Restaurants, Inc.	14	2,109
Dollar General Corp.	26	6,132
Dollar Tree, Inc.*	25	3,513
Domino’s Pizza, Inc.	4	2,257
DR Horton, Inc.	37	4,013
eBay, Inc.	71	4,721
Etsy, Inc.*	14	3,065
Expedia Group, Inc.*	16	2,891
Ford Motor Co.	448	9,305
Gap, Inc.	24	424
Garmin Ltd.	17	2,315
General Motors Co.*	166	9,733
Genuine Parts Co.	16	2,243

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Hasbro, Inc.	14	$1,425
Hilton Worldwide Hldgs., Inc.*	31	4,836
Home Depot, Inc.	120	49,801
Las Vegas Sands Corp.*	39	1,468
Lennar Corp. Cl A	31	3,601
LKQ Corp.	30	1,801
Lowe’s Cos., Inc.	79	20,420
Marriott International, Inc. Cl A*	31	5,122
McDonald’s Corp.	85	22,786
Mohawk Industries, Inc.*	6	1,093
NIKE, Inc. Cl B	146	24,334
Norwegian Cruise Line Hldgs. Ltd.*	42	871
NVR, Inc.*	1	5,909
O’Reilly Automotive, Inc.*	8	5,650
Penn National Gaming, Inc.*	19	985
Pool Corp.	4	2,264
PulteGroup, Inc.	29	1,658
PVH Corp.	8	853
Ralph Lauren Corp. Cl A	5	594
Ross Stores, Inc.	40	4,571
Starbucks Corp.	135	15,791
Tapestry, Inc.	31	1,259
Target Corp.	55	12,729
Tesla, Inc.*	93	98,281
TJX Cos., Inc.	137	10,401
Tractor Supply Co.	12	2,863
Ulta Beauty, Inc.*	6	2,474
Under Armour, Inc. Cl A*	21	445
Under Armour, Inc. Cl C*	24	433
VF Corp.	37	2,709
Whirlpool Corp.	7	1,643
Wynn Resorts Ltd.*	12	1,020
Yum! Brands, Inc.	33	4,582

		570,979

CONSUMER STAPLES (5.9%)
Altria Group, Inc.	361	17,108
Archer-Daniels-Midland Co.	110	7,435
Brown-Forman Corp. Cl B	35	2,550
Campbell Soup Co.	40	1,738
Clorox Co.	24	4,185
Coca-Cola Co.	764	45,236
Colgate-Palmolive Co.	166	14,166
Conagra Brands, Inc.	94	3,210
Constellation Brands, Inc. Cl A	32	8,031
Estee Lauder Cos., Inc. Cl A	46	17,029
General Mills, Inc.	119	8,018
Hormel Foods Corp.	55	2,684
JM Smucker Co.	21	2,852
Kellogg Co.	50	3,221
Kimberly-Clark Corp.	66	9,433
Kraft Heinz Co.	140	5,026
Kroger Co.	133	6,020
Lamb Weston Hldgs., Inc.	28	1,775

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — CATHOLIC VALUES INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER STAPLES (CONTINUED)
McCormick & Co., Inc.	49	$4,734
Molson Coors Beverage Co. Cl B	37	1,715
Monster Beverage Corp.*	74	7,107
Procter & Gamble Co.	476	77,864
Sysco Corp.	101	7,934
Tyson Foods, Inc. Cl A	58	5,055
Walgreens Boots Alliance, Inc.	141	7,355

		271,481

ENERGY (2.7%)
APA Corp.	40	1,076
Baker Hughes Co. Cl A	98	2,358
Chevron Corp.	217	25,465
ConocoPhillips	148	10,683
Coterra Energy, Inc.	92	1,748
Devon Energy Corp.	71	3,128
Diamondback Energy, Inc.	19	2,049
EOG Resources, Inc.	65	5,774
Exxon Mobil Corp.	476	29,126
Halliburton Co.	101	2,310
Hess Corp.	31	2,295
Kinder Morgan, Inc.	219	3,473
Marathon Oil Corp.	88	1,445
Marathon Petroleum Corp.	69	4,415
Occidental Petroleum Corp.	100	2,899
ONEOK, Inc.	50	2,938
Phillips 66	49	3,551
Pioneer Natural Resources Co.	25	4,547
Schlumberger NV	158	4,732
Valero Energy Corp.	45	3,380
Williams Cos., Inc.	137	3,567

		120,959

FINANCIALS (11.4%)
Aflac, Inc.	68	3,971
Allstate Corp.	32	3,765
American Express Co.	71	11,616
American International Group, Inc.	93	5,288
Ameriprise Financial, Inc.	12	3,620
Aon PLC Cl A	24	7,213
Arthur J. Gallagher & Co.	23	3,902
Assurant, Inc.	6	935
Bank of America Corp.	810	36,037
Bank of New York Mellon Corp.	85	4,937
Berkshire Hathaway, Inc. Cl B*	206	61,594
BlackRock, Inc. Cl A	16	14,649
Brown & Brown, Inc.	26	1,827
Capital One Financial Corp.	47	6,819
Cboe Global Markets, Inc.	11	1,434
Charles Schwab Corp.	169	14,213
Chubb Ltd.	48	9,279
Cincinnati Financial Corp.	16	1,823

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Citigroup, Inc.	223	$13,467
Citizens Financial Group, Inc.	47	2,221
CME Group, Inc. Cl A	40	9,138
Comerica, Inc.	14	1,218
Discover Financial Svcs.	33	3,813
Everest Re Group Ltd.	4	1,096
Fifth Third Bancorp	77	3,353
First Republic Bank	20	4,130
Franklin Resources, Inc.	31	1,038
Global X S&P 500 Catholic Values ETF	759	44,703
Globe Life, Inc.	10	937
Goldman Sachs Group, Inc.	38	14,537
Hartford Financial Svcs. Group, Inc.	38	2,624
Huntington Bancshares, Inc.	163	2,513
Intercontinental Exchange, Inc.	63	8,617
Invesco Ltd.	38	875
JPMorgan Chase & Co.	332	52,572
KeyCorp.	105	2,429
Lincoln National Corp.	19	1,297
Loews Corp.	22	1,271
M&T Bank Corp.	14	2,150
MarketAxess Hldgs., Inc.	4	1,645
Marsh & McLennan Cos., Inc.	56	9,734
MetLife, Inc.	80	4,999
Moody’s Corp.	18	7,030
Morgan Stanley	161	15,804
MSCI, Inc. Cl A	9	5,514
Nasdaq, Inc.	13	2,730
Northern Trust Corp.	23	2,751
People’s United Financial, Inc.	48	855
PNC Financial Svcs. Group, Inc.	47	9,424
Principal Financial Group, Inc.	27	1,953
Progressive Corp.	66	6,775
Prudential Financial, Inc.	42	4,546
Raymond James Financial, Inc.	20	2,008
Regions Financial Corp.	107	2,333
S&P Global, Inc.	27	12,742
State Street Corp.	41	3,813
SVB Financial Group*	6	4,069
Synchrony Financial	61	2,830
T. Rowe Price Group, Inc.	25	4,916
Travelers Cos., Inc.	27	4,224
Truist Financial Corp.	150	8,783
U.S. Bancorp	152	8,538
Wells Fargo & Co.	449	21,543
Willis Towers Watson PLC	14	3,325
WR Berkley Corp.	15	1,236
Zions Bancorp N.A.	17	1,074

		522,115

HEALTH CARE (13.2%)
ABIOMED, Inc.*	16	5,747
Align Technology, Inc.*	26	17,087

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — CATHOLIC VALUES INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
AmerisourceBergen Corp. Cl A	55	$7,309
Baxter International, Inc.	183	15,709
Boston Scientific Corp.*	521	22,132
Cardinal Health, Inc.	103	5,304
Cerner Corp.	108	10,030
Cigna Corp.	121	27,785
CVS Health Corp.	483	49,826
DaVita, Inc.*	23	2,617
DENTSPLY SIRONA, Inc.	80	4,463
Dexcom, Inc.*	35	18,793
Edwards Lifesciences Corp.*	228	29,537
Gilead Sciences, Inc.	459	33,328
Henry Schein, Inc.*	51	3,954
Hologic, Inc.*	93	7,120
Humana, Inc.	47	21,801
IDEXX Laboratories, Inc.*	31	20,412
Incyte Corp.*	69	5,065
Intuitive Surgical, Inc.*	131	47,068
IQVIA Hldgs., Inc.*	70	19,750
Laboratory Corp. of America Hldgs.*	35	10,997
McKesson Corp.	56	13,920
Medtronic PLC	492	50,897
Mettler-Toledo International, Inc.*	8	13,578
Quest Diagnostics, Inc.	45	7,786
ResMed, Inc.	53	13,806
STERIS PLC	37	9,006
Stryker Corp.	123	32,893
Teleflex, Inc.	17	5,584
Waters Corp.*	22	8,197
West Pharmaceutical Svcs., Inc.	27	12,663
Zimmer Biomet Hldgs., Inc.	76	9,655
Zoetis, Inc. Cl A	173	42,217

		606,036

INDUSTRIALS (7.7%)
3M Co.	87	15,454
Alaska Air Group, Inc.*	18	938
Allegion PLC	13	1,722
American Airlines Group, Inc.*	98	1,760
AMETEK, Inc.	35	5,146
AO Smith Corp.	20	1,717
Carrier Global Corp.	131	7,105
Caterpillar, Inc.	82	16,953
CH Robinson Worldwide, Inc.	19	2,045
Cintas Corp.	13	5,761
Copart, Inc.*	32	4,852
CSX Corp.	336	12,634
Cummins, Inc.	21	4,581
Deere & Co.	42	14,401
Delta Air Lines, Inc.*	97	3,791
Dover Corp.	21	3,814
Eaton Corp. PLC	60	10,369
Emerson Electric Co.	90	8,367

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Equifax, Inc.	18	$5,270
Expeditors International of Washington, Inc.	25	3,357
Fastenal Co.	87	5,573
FedEx Corp.	36	9,311
Fortive Corp.	54	4,120
Fortune Brands Home & Security, Inc.	20	2,138
Generac Hldgs., Inc.*	9	3,167
Howmet Aerospace, Inc.	58	1,846
IDEX Corp.	11	2,600
IHS Markit Ltd.	60	7,975
Illinois Tool Works, Inc.	43	10,612
Ingersoll Rand, Inc.	62	3,836
JB Hunt Transport Svcs., Inc.	12	2,453
Johnson Controls International PLC	107	8,700
Masco Corp.	36	2,528
Nielsen Hldgs. PLC	54	1,108
Norfolk Southern Corp.	36	10,718
Old Dominion Freight Line, Inc.	14	5,017
Otis Worldwide Corp.	64	5,572
PACCAR, Inc.	53	4,678
Parker-Hannifin Corp.	19	6,044
Pentair PLC	25	1,826
Quanta Svcs., Inc.	21	2,408
Republic Svcs., Inc. Cl A	31	4,323
Robert Half International, Inc.	16	1,784
Rockwell Automation, Inc.	17	5,930
Rollins, Inc.	34	1,163
Roper Technologies, Inc.	16	7,870
Snap-on, Inc.	8	1,723
Southwest Airlines Co.*	90	3,856
Stanley Black & Decker, Inc.	24	4,527
Trane Technologies PLC	35	7,071
TransDigm Group, Inc.*	8	5,090
Union Pacific Corp.	97	24,437
United Airlines Hldgs., Inc.*	49	2,145
United Parcel Svc., Inc. Cl B	110	23,577
United Rentals, Inc.*	10	3,323
Verisk Analytics, Inc. Cl A	24	5,490
Waste Management, Inc.	58	9,680
Westinghouse Air Brake Technologies Corp.	28	2,579
WW Grainger, Inc.	7	3,628
Xylem, Inc.	27	3,238

		353,701

INFORMATION TECHNOLOGY (28.7%)
Accenture PLC Cl A	71	29,433
Adobe, Inc.*	53	30,054
Advanced Micro Devices, Inc.*	136	19,570
Akamai Technologies, Inc.*	18	2,107
Amphenol Corp. Cl A	67	5,860
Analog Devices, Inc.	61	10,722
ANSYS, Inc.*	9	3,610

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — CATHOLIC VALUES INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Apple, Inc.	1,759	$312,346
Applied Materials, Inc.	102	16,051
Arista Networks, Inc.*	25	3,594
Autodesk, Inc.*	24	6,749
Automatic Data Processing, Inc.	48	11,836
Broadcom, Inc.	46	30,609
Broadridge Financial Solutions, Inc.	13	2,377
Cadence Design Systems, Inc.*	31	5,777
CDW Corp.	15	3,072
Ceridian HCM Hldg., Inc.*	15	1,567
Cisco Systems, Inc.	476	30,164
Citrix Systems, Inc.	14	1,324
Cognizant Technology Solutions Corp. Cl A	59	5,234
DXC Technology Co.*	28	901
Enphase Energy, Inc.*	15	2,744
F5, Inc.*	6	1,468
Fidelity National Information Svcs., Inc.	69	7,531
Fiserv, Inc.*	67	6,954
FleetCor Technologies, Inc.*	9	2,015
Fortinet, Inc.*	15	5,391
Gartner, Inc.*	9	3,009
Global Payments, Inc.	32	4,326
Hewlett Packard Enterprise Co.	148	2,334
HP, Inc.	130	4,897
Intel Corp.	459	23,638
International Business Machines Corp.	101	13,500
Intuit, Inc.	31	19,940
IPG Photonics Corp.*	4	689
Jack Henry & Associates, Inc.	8	1,336
Juniper Networks, Inc.	37	1,321
Keysight Technologies, Inc.*	20	4,130
KLA Corp.	17	7,312
Lam Research Corp.	16	11,506
Mastercard, Inc. Cl A	98	35,213
Microchip Technology, Inc.	63	5,485
Micron Technology, Inc.	126	11,737
Microsoft Corp.	847	284,863
Monolithic Power Systems, Inc.	5	2,467
Motorola Solutions, Inc.	19	5,162
NetApp, Inc.	25	2,300
NortonLifeLock, Inc.	66	1,715
NVIDIA Corp.	282	82,939
NXP Semiconductors NV	30	6,833
Oracle Corp.	182	15,872
Paychex, Inc.	36	4,914
Paycom Software, Inc.*	5	2,076
PayPal Hldgs., Inc.*	133	25,081

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
PTC, Inc.*	11	$1,333
Qorvo, Inc.*	12	1,877
QUALCOMM, Inc.	126	23,042
Salesforce.com, Inc.*	110	27,954
Seagate Technology Hldgs. PLC	23	2,599
ServiceNow, Inc.*	22	14,280
Skyworks Solutions, Inc.	18	2,792
Synopsys, Inc.*	17	6,264
TE Connectivity Ltd.	36	5,808
Teledyne Technologies, Inc.*	6	2,621
Teradyne, Inc.	18	2,944
Texas Instruments, Inc.	104	19,601
Trimble, Inc.*	28	2,441
Tyler Technologies, Inc.*	5	2,690
VeriSign, Inc.*	11	2,792
Visa, Inc. Cl A	189	40,958
Western Digital Corp.*	35	2,282
Xilinx, Inc.	27	5,725
Zebra Technologies Corp. Cl A*	6	3,571

		1,315,229

MATERIALS (2.5%)
Air Products & Chemicals, Inc.	24	7,302
Albemarle Corp.	13	3,039
Amcor PLC	172	2,066
Avery Dennison Corp.	9	1,949
Ball Corp.	36	3,466
Celanese Corp. Cl A	12	2,017
CF Industries Hldgs., Inc.	24	1,699
Corteva, Inc.	82	3,877
Dow, Inc.	83	4,708
DuPont de Nemours, Inc.	58	4,685
Eastman Chemical Co.	15	1,814
Ecolab, Inc.	28	6,568
FMC Corp.	14	1,538
Freeport-McMoRan, Inc.	165	6,885
International Flavors & Fragrances, Inc.	29	4,369
International Paper Co.	43	2,020
Linde PLC	58	20,093
LyondellBasell Industries NV Cl A	29	2,675
Martin Marietta Materials, Inc.	7	3,084
Mosaic Co.	41	1,611
Newmont Corp.	90	5,582
Nucor Corp.	32	3,653
Packaging Corp. of America	10	1,361
PPG Industries, Inc.	26	4,483
Sealed Air Corp.	16	1,080
Sherwin-Williams Co.	27	9,508
Vulcan Materials Co.	14	2,906
Westrock Co.	30	1,331

		115,369

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — CATHOLIC VALUES INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
REAL ESTATE (2.7%)
Alexandria Real Estate Equities, Inc.	16	$3,567
American Tower Corp.	53	15,502
AvalonBay Communities, Inc.	16	4,041
Boston Properties, Inc.	16	1,843
CBRE Group, Inc. Cl A*	39	4,232
Crown Castle International Corp.	50	10,437
Digital Realty Trust, Inc.	33	5,837
Duke Realty Corp.	44	2,888
Equinix, Inc.	10	8,458
Equity Residential	39	3,530
Essex Property Trust, Inc.	7	2,466
Extra Space Storage, Inc.	15	3,401
Federal Realty Investment Trust	8	1,091
Host Hotels & Resorts, Inc.*	83	1,443
Iron Mountain, Inc.	33	1,727
Kimco Realty Corp.	72	1,775
Mid-America Apartment Communities, Inc.	13	2,983
Prologis, Inc.	86	14,479
Public Storage	17	6,368
Realty Income Corp.	66	4,725
Regency Centers Corp.	17	1,281
SBA Communications Corp. Cl A	13	5,057
Simon Property Group, Inc.	38	6,071
UDR, Inc.	33	1,980
Vornado Realty Trust	18	753
Welltower, Inc.	51	4,374
Weyerhaeuser Co.	87	3,583

		123,892

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
UTILITIES (2.5%)
AES Corp.	75	$1,823
Alliant Energy Corp.	28	1,721
Ameren Corp.	28	2,492
American Electric Power Co., Inc.	57	5,071
American Water Works Co., Inc.	20	3,777
Atmos Energy Corp.	14	1,467
CenterPoint Energy, Inc.	71	1,982
CMS Energy Corp.	33	2,147
Consolidated Edison, Inc.	39	3,327
Dominion Energy, Inc.	91	7,149
DTE Energy Co.	21	2,510
Duke Energy Corp.	87	9,126
Edison International	42	2,867
Entergy Corp.	22	2,478
Evergy, Inc.	25	1,715
Eversource Energy	39	3,548
Exelon Corp.	110	6,354
FirstEnergy Corp.	61	2,537
NextEra Energy, Inc.	221	20,633
NiSource, Inc.	44	1,215
NRG Energy, Inc.	28	1,206
Pinnacle West Capital Corp.	12	847
PPL Corp.	84	2,525
Public Svc. Enterprise Group, Inc.	56	3,737
Sempra Energy	35	4,630
Southern Co.	119	8,161
WEC Energy Group, Inc.	35	3,397
Xcel Energy, Inc.	61	4,130

		112,572

TOTAL INDEXED ASSETS-COMMON STOCKS (Cost: $3,351,586) 99.8%		4,571,227

	Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (2.4%)
JP Morgan Chase, New York Time Deposit	0.01	01/03/22	$109,023	$109,023

TOTAL TEMPORARY CASH INVESTMENT (Cost: $109,023) 2.4%				109,023

TOTAL INVESTMENTS (Cost: $3,460,609) 102.2%				4,680,250

OTHER NET ASSETS -2.2%				(101,769)

NET ASSETS 100.0%				$4,578,481

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — RETIREMENT INCOME FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (30.1%)	4,698,364	$67,233,587
Equity Index Fund (23.1%)	827,449	51,649,348
Mid-Cap Equity Index Fund (6.2%)	554,023	13,922,598
Mid-Term Bond Fund (28.2%)	6,090,873	63,101,442
Money Market Fund (12.4%)	2,354,398	27,852,524

TOTAL INVESTMENTS (Cost: $217,814,353) 100.0%		223,759,499

OTHER NET ASSETS -0.0% (2)		(39,581)

NET ASSETS 100.0%		$223,719,918

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2015 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (99.7%)
Mutual of America Investment Corporation
Bond Fund (31.9%)	3,135,450	$44,868,290
Equity Index Fund (25.1%)	566,111	35,336,648
International Fund (5.0%)	762,033	7,056,427
Mid-Cap Equity Index Fund (8.0%)	444,241	11,163,777
Mid-Term Bond Fund (25.7%)	3,484,037	36,094,620
Money Market Fund (4.0%)	473,481	5,601,283

TOTAL INVESTMENTS (Cost: $129,654,452) 99.7%		140,121,045

OTHER NET ASSETS 0.3% (2)		391,449

NET ASSETS 100.0%		$140,512,494

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2020 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (31.0%)	13,471,890	$192,782,745
Equity Index Fund (26.3%)	2,616,543	163,324,585
International Fund (7.8%)	5,200,417	48,155,862
Mid-Cap Equity Index Fund (10.1%)	2,496,532	62,737,849
Mid-Term Bond Fund (19.6%)	11,758,856	121,821,746
Money Market Fund (1.5%)	764,826	9,047,886
Small Cap Growth Fund (1.7%)	666,894	10,810,355
Small Cap Value Fund (2.0%)	757,379	12,511,900

TOTAL INVESTMENTS (Cost: $567,250,606) 100.0%		621,192,928

OTHER NET ASSETS -0.0% (2)		(88,150)

NET ASSETS 100.0%		$621,104,778

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2025 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.6%)	20,676,870	$295,886,015
Equity Index Fund (30.2%)	5,815,593	363,009,300
International Fund (10.4%)	13,522,985	125,222,837
Mid-Cap Equity Index Fund (13.4%)	6,439,739	161,830,646
Mid-Term Bond Fund (15.8%)	18,402,099	190,645,741
Money Market Fund (1.5%)	1,496,714	17,706,130
Small Cap Growth Fund (1.9%)	1,392,081	22,565,637
Small Cap Value Fund (2.2%)	1,578,504	26,076,885

TOTAL INVESTMENTS (Cost: $1,080,215,879) 100.0%		1,202,943,191

OTHER NET ASSETS -0.0% (2)		(135,304)

NET ASSETS 100.0%		$1,202,807,887

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2030 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (18.1%)	15,553,715	$222,573,668
Equity Index Fund (36.5%)	7,192,951	448,984,007
International Fund (12.4%)	16,511,716	152,898,493
Mid-Cap Equity Index Fund (15.5%)	7,573,315	190,317,399
Mid-Term Bond Fund (10.3%)	12,269,202	127,108,936
Money Market Fund (1.5%)	1,576,651	18,651,787
Small Cap Equity Index Fund (0.3%)	333,453	3,864,723
Small Cap Growth Fund (2.5%)	1,934,065	31,351,186
Small Cap Value Fund (2.9%)	2,121,583	35,048,557

TOTAL INVESTMENTS (Cost: $1,072,170,916) 100.0%		1,230,798,756

OTHER NET ASSETS -0.0% (2)		(136,563)

NET ASSETS 100.0%		$1,230,662,193

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2035 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (19.7%)	15,120,734	$216,377,707
Equity Index Fund (39.6%)	6,992,182	436,452,028
International Fund (14.9%)	17,734,913	164,225,295
Mid-Cap Equity Index Fund (17.2%)	7,515,206	188,857,119
Small Cap Equity Index Fund (1.0%)	990,986	11,485,524
Small Cap Growth Fund (3.5%)	2,397,590	38,864,933
Small Cap Value Fund (4.1%)	2,723,898	44,998,798

TOTAL INVESTMENTS (Cost: $937,259,689) 100.0%		1,101,261,404

OTHER NET ASSETS -0.0% (2)		(119,450)

NET ASSETS 100.0%		$1,101,141,954

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2040 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (14.2%)	9,165,603	$131,159,781
Equity Index Fund (43.6%)	6,460,575	403,269,103
International Fund (16.0%)	15,966,681	147,851,465
Mid-Cap Equity Index Fund (17.4%)	6,407,543	161,021,553
Small Cap Equity Index Fund (2.0%)	1,631,348	18,907,320
Small Cap Growth Fund (2.9%)	1,670,751	27,082,878
Small Cap Value Fund (3.9%)	2,193,817	36,241,851

TOTAL INVESTMENTS (Cost: $776,440,405) 100.0%		925,533,951

OTHER NET ASSETS -0.0% (2)		(108,948)

NET ASSETS 100.0%		$925,425,003

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2045 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (11.1%)	7,412,552	$106,073,619
Equity Index Fund (44.4%)	6,810,205	425,092,970
International Fund (17.0%)	17,604,457	163,017,267
Mid-Cap Equity Index Fund (16.7%)	6,370,402	160,088,200
Small Cap Equity Index Fund (1.9%)	1,533,928	17,778,224
Small Cap Growth Fund (3.9%)	2,279,157	36,945,133
Small Cap Value Fund (5.0%)	2,903,881	47,972,113

TOTAL INVESTMENTS (Cost: $794,327,708) 100.0%		956,967,526

OTHER NET ASSETS -0.0% (2)		(112,741)

NET ASSETS 100.0%		$956,854,785

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2050 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (9.2%)	4,634,102	$66,313,995
Equity Index Fund (42.9%)	4,928,775	307,654,157
International Fund (17.9%)	13,901,722	128,729,948
Mid-Cap Equity Index Fund (18.6%)	5,300,084	133,191,121
Small Cap Equity Index Fund (2.6%)	1,636,814	18,970,680
Small Cap Growth Fund (4.1%)	1,791,999	29,048,305
Small Cap Value Fund (4.7%)	2,036,257	33,638,965

TOTAL INVESTMENTS (Cost: $606,489,012) 100.0%		717,547,171

OTHER NET ASSETS -0.0% (2)		(90,552)

NET ASSETS 100.0%		$717,456,619

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2055 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (8.4%)	1,936,954	$27,717,806
Equity Index Fund (42.4%)	2,239,850	139,811,410
International Fund (18.1%)	6,429,360	59,535,870
Mid-Cap Equity Index Fund (18.8%)	2,471,308	62,103,970
Small Cap Equity Index Fund (2.2%)	634,708	7,356,268
Small Cap Growth Fund (4.9%)	1,005,189	16,294,110
Small Cap Value Fund (5.2%)	1,032,221	17,052,296

TOTAL INVESTMENTS (Cost: $288,379,183) 100.0%		329,871,730

OTHER NET ASSETS -0.0% (2)		(51,231)

NET ASSETS 100.0%		$329,820,499

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2060 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (7.2%)	654,466	$9,365,406
Equity Index Fund (41.0%)	855,409	53,394,630
International Fund (19.9%)	2,808,068	26,002,709
Mid-Cap Equity Index Fund (19.6%)	1,017,377	25,566,672
Small Cap Equity Index Fund (2.1%)	233,741	2,709,056
Small Cap Growth Fund (4.9%)	390,623	6,332,000
Small Cap Value Fund (5.3%)	419,169	6,924,671

TOTAL INVESTMENTS (Cost: $117,657,996) 100.0%		130,295,144

OTHER NET ASSETS 0.0% (2)		2,683

NET ASSETS 100.0%		$130,297,827

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2065 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (5.4%)	65,288	$934,265
Equity Index Fund (39.5%)	109,168	6,814,257
International Fund (20.8%)	387,946	3,592,379
Mid-Cap Equity Index Fund (21.0%)	144,133	3,622,064
Small Cap Equity Index Fund (3.1%)	45,373	525,877
Small Cap Growth Fund (5.0%)	53,607	868,977
Small Cap Value Fund (5.2%)	54,699	903,623

TOTAL INVESTMENTS (Cost: $17,288,274) 100.0%		17,261,442

OTHER NET ASSETS 0.0% (2)		5,404

NET ASSETS 100.0%		$17,266,846

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — CONSERVATIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (27.3%)	3,827,315	$54,768,871
Equity Index Fund (26.5%)	852,234	53,196,438
International Fund (5.7%)	1,237,494	11,459,195
Mid-Cap Equity Index Fund (5.9%)	469,417	11,796,459
Mid-Term Bond Fund (34.6%)	6,719,737	69,616,475

TOTAL INVESTMENTS (Cost: $186,490,474) 100.0%		200,837,438

OTHER NET ASSETS -0.0% (2)		(30,147)

NET ASSETS 100.0%		$200,807,291

MUTUAL OF AMERICA INVESTMENT CORPORATION — MODERATE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (22.7%)	7,742,409	$110,793,879
Equity Index Fund (36.6%)	2,856,615	178,309,934
International Fund (10.1%)	5,318,565	49,249,914
Mid-Cap Equity Index Fund (15.9%)	3,074,555	77,263,564
Mid-Term Bond Fund (14.7%)	6,916,188	71,651,709

TOTAL INVESTMENTS (Cost: $412,307,057) 100.0%		487,269,000

OTHER NET ASSETS -0.0% (2)		(44,431)

NET ASSETS 100.0%		$487,224,569

MUTUAL OF AMERICA INVESTMENT CORPORATION — AGGRESSIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (18.7%)	5,103,484	$73,030,856
Equity Index Fund (36.3%)	2,267,961	141,566,114
International Fund (14.6%)	6,140,295	56,859,133
Mid-Cap Equity Index Fund (20.7%)	3,210,842	80,688,456
Small Cap Growth Fund (4.7%)	1,142,158	18,514,389
Small Cap Value Fund (5.0%)	1,196,023	19,758,304

TOTAL INVESTMENTS (Cost: $314,730,868) 100.0%		390,417,252

OTHER NET ASSETS -0.0% (2)		(39,895)

NET ASSETS 100.0%		$390,377,357

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (48.0%)
U.S. Treasury Bill	A-1+	0.02	01/25/22	$25,500,000	$25,499,647
U.S. Treasury Bill	A-1+	0.02	02/01/22	7,300,000	7,299,859
U.S. Treasury Bill	A-1+	0.02	03/01/22	14,400,000	14,399,528
U.S. Treasury Bill	A-1+	0.03	02/17/22	8,965,000	8,964,707
U.S. Treasury Bill	A-1+	0.04	01/13/22	12,000,000	11,999,860
U.S. Treasury Bill	A-1+	0.05	02/22/22	15,000,000	14,998,971

					83,162,572

U.S. GOVERNMENT AGENCIES (11.6%)
FHLB	A-1+	0.02	01/18/22	11,500,000	11,499,891
FHLB	A-1+	0.03	01/19/22	4,500,000	4,499,933
FHLB	A-1+	0.05	02/16/22	4,000,000	3,999,770

					19,999,594

COMMERCIAL PAPER (40.4%)
Amazon.com, Inc.	A-1+	0.05	01/04/22	1,180,000	1,179,995
Amazon.com, Inc.	A-1+	0.05	01/20/22	5,500,000	5,499,855
Apple, Inc.†	A-1+	0.05	01/04/22	2,000,000	1,999,992
Apple, Inc.†	A-1+	0.05	01/27/22	4,680,000	4,679,831
Hershey Co.†	A-1	0.11	02/04/22	6,700,000	6,699,304
Honeywell International, Inc.†	A-1	0.10	01/03/22	2,000,000	1,999,989
Honeywell International, Inc.†	A-1	0.13	01/14/22	400,000	399,981
J.P. Morgan Securities LLC	A-1	0.12	01/12/22	1,100,000	1,099,960
J.P. Morgan Securities LLC	A-1	0.20	02/17/22	5,700,000	5,698,511
Johnson & Johnson†	A-1+	0.06	02/15/22	6,680,000	6,679,499
Nestle Capital Corp.†	A-1+	0.07	02/09/22	6,700,000	6,699,492
Private Export Fund Corp.†	NR	0.06	02/11/22	6,800,000	6,799,535
Southern California Gas Co.†	A-1	0.17	01/07/22	6,800,000	6,799,807
Toyota Motor Credit Corp.	A-1+	0.13	02/10/22	6,890,000	6,889,005
Travelers Cos., Inc.†	A-1	0.04	01/03/22	6,800,000	6,799,985

					69,924,741

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $173,086,907) 100.0%					173,086,907

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.0%) (2)
Citibank, New York Time Deposit		0.01	01/03/22	$38,207	$38,207

TOTAL TEMPORARY CASH INVESTMENT (Cost: $38,207) 0.0% (2)					38,207

TOTAL INVESTMENTS (Cost: $173,125,114) 100.0%					173,125,114

OTHER NET ASSETS 0.0% (2)					79,653

NET ASSETS 100.0%					$173,204,767

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (78.2%)
U.S. Treasury Note	AA+	0.25	09/30/23	$22,000,000	$21,845,312
U.S. Treasury Note	AA+	0.25	03/15/24	5,000,000	4,940,234
U.S. Treasury Note	AA+	0.25	06/15/24	11,000,000	10,838,008
U.S. Treasury Note	AA+	0.38	09/30/27	41,300,000	39,091,418
U.S. Treasury Note	AA+	0.50	04/30/27	18,500,000	17,745,547
U.S. Treasury Note	AA+	0.50	06/30/27	46,500,000	44,494,687
U.S. Treasury Note	AA+	0.50	10/31/27	41,000,000	39,017,265
U.S. Treasury Note	AA+	0.63	10/15/24	22,000,000	21,821,250
U.S. Treasury Note	AA+	0.63	03/31/27	23,100,000	22,328,496
U.S. Treasury Note	AA+	0.63	11/30/27	26,000,000	24,902,109
U.S. Treasury Note	AA+	0.63	05/15/30	6,250,000	5,843,750
U.S. Treasury Note	AA+	0.63	08/15/30	45,000,000	41,966,015
U.S. Treasury Note	AA+	0.75	05/31/26	31,000,000	30,363,047
U.S. Treasury Note	AA+	0.88	06/30/26	6,500,000	6,396,914
U.S. Treasury Note	AA+	1.25	08/31/24	22,855,000	23,064,802
U.S. Treasury Note	AA+	1.25	06/30/28	500,000	494,883
U.S. Treasury Note	AA+	1.38	06/30/23	19,450,000	19,680,969
U.S. Treasury Note	AA+	1.38	09/30/23	24,315,000	24,609,440
U.S. Treasury Note	AA+	1.50	02/28/23	24,315,000	24,602,791
U.S. Treasury Note	AA+	1.50	09/30/24	4,865,000	4,941,776
U.S. Treasury Note	AA+	1.50	08/15/26	16,175,000	16,358,232
U.S. Treasury Note	AA+	1.50	11/30/28	3,500,000	3,513,672
U.S. Treasury Note	AA+	1.63	10/31/23	8,755,000	8,902,057
U.S. Treasury Note	AA+	1.63	05/15/26	29,175,000	29,663,909
U.S. Treasury Note	AA+	1.63	09/30/26	4,620,000	4,698,504
U.S. Treasury Note	AA+	1.75	02/28/22	14,590,000	14,628,246
U.S. Treasury Note	AA+	1.88	05/31/22	19,450,000	19,587,518
U.S. Treasury Note	AA+	2.00	05/31/24	24,315,000	24,982,713
U.S. Treasury Note	AA+	2.00	06/30/24	24,315,000	24,994,110
U.S. Treasury Note	AA+	2.38	04/30/26	18,480,000	19,380,178
U.S. Treasury Note	AA+	2.38	05/15/29	19,450,000	20,730,205
U.S. Treasury Note	AA+	2.50	01/31/24	19,450,000	20,145,945
U.S. Treasury Note	AA+	2.50	02/28/26	14,450,000	15,210,318
U.S. Treasury Note	AA+	2.75	05/31/23	13,500,000	13,916,602
U.S. Treasury Note	AA+	2.88	05/31/25	10,495,000	11,127,570

					676,828,492

CORPORATE DEBT (21.1%)
COMMUNICATION SERVICES (1.0%)
AT&T, Inc.	BBB	2.75	06/01/31	4,050,000	4,132,026
Comcast Corp.	A-	2.35	01/15/27	4,100,000	4,246,326

					8,378,352

CONSUMER DISCRETIONARY (3.0%)
Amazon.com, Inc.	AA	1.20	06/03/27	4,009,000	3,954,579
AutoZone, Inc.	BBB	3.25	04/15/25	2,300,000	2,415,100
AutoZone, Inc.	BBB	3.70	04/15/22	290,000	290,287
Best Buy Co., Inc.	BBB+	1.95	10/01/30	3,435,000	3,295,478
Brunswick Corp.	BBB-	0.85	08/18/24	2,070,000	2,040,414
Dollar General Corp.	BBB	3.25	04/15/23	1,017,000	1,041,574
Harman International Industries, Inc.	A-	4.15	05/15/25	1,945,000	2,093,772
Kohl’s Corp.	BBB-	3.25	02/01/23	680,000	687,711
Lowe’s Cos., Inc.	BBB+	4.00	04/15/25	1,320,000	1,427,470
Marriott International, Inc.	BBB-	3.13	02/15/23	1,945,000	1,976,633
NVR, Inc.	BBB+	3.95	09/15/22	1,945,000	1,975,534
Tapestry, Inc.	BBB-	3.00	07/15/22	2,430,000	2,451,465
Travel + Leisure Co.	BB-	5.65	04/01/24	2,430,000	2,581,875

					26,231,892

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
CONSUMER STAPLES (0.7%)
Kellogg Co.	BBB	2.65	12/01/23	$1,945,000	$2,004,370
Keurig Dr Pepper, Inc.	BBB	3.13	12/15/23	2,910,000	3,015,364
Molson Coors Beverage Co.	BBB-	3.50	05/01/22	975,000	983,066

					6,002,800

FINANCIALS (7.4%)
Alleghany Corp.	BBB+	4.95	06/27/22	1,945,000	1,981,815
Allstate Corp.	A-	0.75	12/15/25	3,960,000	3,858,742
American International Group, Inc.	BBB+	4.13	02/15/24	1,945,000	2,065,192
Bank of America Corp.	A-	3.37	01/23/26	4,000,000	4,207,982
Block Financial LLC	BBB	5.50	11/01/22	2,402,000	2,435,998
Citizens Financial Group, Inc.	BBB	3.75	07/01/24	3,693,000	3,858,695
Fairfax U.S., Inc.†	BBB-	4.88	08/13/24	730,000	779,137
Fifth Third Bancorp	BBB	4.30	01/16/24	2,430,000	2,569,562
FS KKR Capital Corp.	NR	4.75	05/15/22	2,600,000	2,627,180
Goldman Sachs Group, Inc.	BBB+	3.20	02/23/23	2,430,000	2,492,149
Infinity Property & Casualty Corp.	BBB	5.00	09/19/22	1,945,000	1,997,248
JPMorgan Chase & Co.	A-	1.47	09/22/27	2,620,000	2,568,194
JPMorgan Chase & Co.	BBB+	3.88	09/10/24	1,480,000	1,569,792
Legg Mason, Inc.	A	3.95	07/15/24	1,945,000	2,067,652
Lincoln National Corp.	A-	4.00	09/01/23	1,945,000	2,038,929
Morgan Stanley	BBB+	1.16	10/21/25	1,500,000	1,488,152
Morgan Stanley	BBB+	3.13	01/23/23	2,430,000	2,491,533
People’s United Bank N.A.	BBB+	4.00	07/15/24	1,750,000	1,837,181
PNC Bank N.A.	A-	3.80	07/25/23	2,500,000	2,605,178
Prospect Capital Corp.	BBB-	4.95	07/15/22	2,430,000	2,454,300
Prospect Capital Corp.	BBB-	5.88	03/15/23	1,870,000	1,950,724
Signet UK Finance PLC	BB-	4.70	06/15/24	1,945,000	1,977,267
Stifel Financial Corp.	BBB-	4.25	07/18/24	1,945,000	2,071,095
Synchrony Financial	BBB-	3.70	08/04/26	1,460,000	1,550,463
Unum Group	BBB	4.00	03/15/24	3,905,000	4,122,698
Voya Financial, Inc.	BBB+	3.65	06/15/26	1,945,000	2,093,691
WR Berkley Corp.	BBB+	4.63	03/15/22	1,945,000	1,960,402

					63,720,951

HEALTH CARE (2.7%)
AbbVie, Inc.	BBB+	2.85	05/14/23	2,430,000	2,483,791
AbbVie, Inc.	BBB+	4.25	11/14/28	4,046,000	4,575,185
Aetna, Inc.	BBB	2.80	06/15/23	2,430,000	2,489,803
Anthem, Inc.	A	2.88	09/15/29	2,900,000	3,035,185
Anthem, Inc.	A	3.13	05/15/22	1,945,000	1,963,383
CVS Health Corp.	BBB	3.38	08/12/24	575,000	604,292
CVS Health Corp.	BBB	3.88	07/20/25	1,460,000	1,569,044
Humana, Inc.	BBB+	3.85	10/01/24	2,430,000	2,579,518
Thermo Fisher Scientific, Inc.	BBB+	1.75	10/15/28	2,525,000	2,508,503
Zimmer Biomet Hldgs., Inc.	BBB	3.15	04/01/22	1,945,000	1,948,897

					23,757,601

INDUSTRIALS (1.5%)
3M Co.	A+	2.65	04/15/25	3,000,000	3,131,236
Deere & Co.	A	2.75	04/15/25	2,540,000	2,653,352
General Dynamics Corp.	A-	3.25	04/01/25	1,320,000	1,395,215
JB Hunt Transport Svcs., Inc.	BBB+	3.30	08/15/22	1,945,000	1,968,307
Lennox International, Inc.	BBB	1.70	08/01/27	1,932,000	1,898,323
Verisk Analytics, Inc.	BBB	4.13	09/12/22	1,945,000	1,989,151

					13,035,584

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
INFORMATION TECHNOLOGY (2.2%)
Apple, Inc.	AA+	2.05	09/11/26	$2,050,000	$2,105,883
Applied Materials, Inc.	A	3.90	10/01/25	3,300,000	3,595,253
Arrow Electronics, Inc.	BBB-	4.50	03/01/23	50,000	51,439
Global Payments, Inc.	BBB-	3.75	06/01/23	925,000	953,230
Intel Corp.	A+	3.40	03/25/25	2,000,000	2,125,902
Jabil, Inc.	BBB-	4.70	09/15/22	1,921,000	1,971,779
PayPal Hldgs., Inc.	A-	2.65	10/01/26	3,960,000	4,156,993
Teledyne Technologies, Inc.	BBB	2.75	04/01/31	4,175,000	4,233,798

					19,194,277

MATERIALS (0.6%)
Ecolab, Inc.	A-	1.65	02/01/27	2,780,000	2,792,599
Southern Copper Corp.	BBB+	3.50	11/08/22	1,945,000	1,983,900

					4,776,499

REAL ESTATE (1.6%)
Boston Properties LP	BBB+	3.25	01/30/31	3,100,000	3,247,868
Boston Properties LP	BBB+	3.80	02/01/24	2,920,000	3,053,814
Crown Castle International Corp.	BBB-	3.15	07/15/23	2,430,000	2,503,181
Jones Lang LaSalle, Inc.	BBB+	4.40	11/15/22	1,370,000	1,398,726
Omega Healthcare Investors, Inc.	BBB-	4.38	08/01/23	1,700,000	1,773,885
Omega Healthcare Investors, Inc.	BBB-	4.50	01/15/25	730,000	779,854
Service Properties Trust	B+	5.00	08/15/22	1,265,000	1,263,583

					14,020,911

UTILITIES (0.4%)
Exelon Generation Co. LLC	BBB-	4.25	06/15/22	975,000	981,930
Southern Co.	BBB	3.25	07/01/26	2,430,000	2,570,654

					3,552,584

TOTAL CORPORATE DEBT					182,671,451

TOTAL LONG-TERM DEBT SECURITIES (Cost: $858,816,737) 99.3%					859,499,943

				Shares	Value
COMMON STOCKS:
ENERGY (0.1%)
Diamond Offshore Drilling, Inc.*				50,816	$190,560
Superior Energy Svcs., Inc.*				32,351	815,096	††
Valaris Ltd.*				8,695	313,021

					1,318,677

TOTAL COMMON STOCKS (Cost: $5,319,577) 0.1%					1,318,677

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.2%)
U.S. Treasury Bill	A-1+	0.04	03/24/22	$1,500,000	$1,499,813

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $1,499,863) 0.2%					1,499,813

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.0%) (2)
Citibank, New York Time Deposit	0.01	01/03/22	$58,663	$58,663

TOTAL TEMPORARY CASH INVESTMENT (Cost: $58,663) 0.0% (2)				58,663

TOTAL INVESTMENTS (Cost: $865,694,840) 99.6%				862,377,096

OTHER NET ASSETS 0.4%				3,168,680

NET ASSETS 100.0%				$865,545,776

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (49.5%)
U.S. Treasury Bond	AA+	1.13	05/15/40	$71,625,000	$62,778,194
U.S. Treasury Bond	AA+	1.13	08/15/40	60,750,000	53,042,344
U.S. Treasury Bond	AA+	1.38	11/15/40	22,500,000	20,504,883
U.S. Treasury Bond	AA+	2.25	08/15/46	28,985,000	30,647,109
U.S. Treasury Bond	AA+	2.75	08/15/47	9,790,000	11,392,348
U.S. Treasury Bond	AA+	2.88	05/15/43	200,000	232,406
U.S. Treasury Bond	AA+	2.88	05/15/49	23,695,000	28,543,219
U.S. Treasury Note	AA+	0.50	04/30/27	15,000,000	14,388,281
U.S. Treasury Note	AA+	0.50	06/30/27	5,000,000	4,784,375
U.S. Treasury Note	AA+	0.63	03/31/27	70,000,000	67,662,109
U.S. Treasury Note	AA+	0.63	12/31/27	60,000,000	57,410,156
U.S. Treasury Note	AA+	0.63	05/15/30	74,425,000	69,587,375
U.S. Treasury Note	AA+	0.88	09/30/26	17,500,000	17,187,598
U.S. Treasury Note	AA+	1.13	10/31/26	14,000,000	13,907,031
U.S. Treasury Note	AA+	1.13	02/29/28	50,000,000	49,273,438
U.S. Treasury Note	AA+	1.13	08/31/28	5,000,000	4,903,125
U.S. Treasury Note	AA+	1.25	05/31/28	18,400,000	18,218,156
U.S. Treasury Note	AA+	1.25	06/30/28	36,950,000	36,571,840
U.S. Treasury Note	AA+	1.25	09/30/28	7,000,000	6,917,695
U.S. Treasury Note	AA+	1.38	11/15/31	14,000,000	13,822,813
U.S. Treasury Note	AA+	1.50	11/30/28	14,000,000	14,054,688
U.S. Treasury Note	AA+	1.50	02/15/30	5,800,000	5,829,906
U.S. Treasury Note	AA+	1.63	08/15/29	49,705,000	50,425,334
U.S. Treasury Note	AA+	2.25	08/15/27	74,145,000	77,776,947
U.S. Treasury Note	AA+	2.25	11/15/27	50,535,000	53,055,828
U.S. Treasury Note	AA+	2.38	05/15/27	51,395,000	54,241,801
U.S. Treasury Note	AA+	2.38	05/15/29	2,000,000	2,131,641
U.S. Treasury Note	AA+	2.63	02/15/29	49,655,000	53,679,771
U.S. Treasury Note	AA+	2.88	05/15/28	39,165,000	42,669,962
U.S. Treasury Note	AA+	3.13	11/15/28	3,915,000	4,351,614
U.S. Treasury Strip	AA+	0.00	08/15/26	14,080,000	13,262,231
U.S. Treasury Strip	AA+	0.00	08/15/28	20,580,000	18,634,992
U.S. Treasury Strip	AA+	0.00	08/15/29	20,680,000	18,375,752
U.S. Treasury Strip	AA+	0.00	08/15/33	9,790,000	7,992,939
U.S. Treasury Strip	AA+	0.00	08/15/35	9,790,000	7,623,004
U.S. Treasury Strip	AA+	0.00	08/15/37	9,790,000	7,241,507

					1,013,122,412

U.S. GOVERNMENT AGENCIES (30.4%)
MORTGAGE-BACKED OBLIGATIONS (30.4%)
FHLMC	AA+	2.00	06/01/50	2,516,768	2,511,248
FHLMC	AA+	2.00	11/01/50	4,127,225	4,118,174
FHLMC	AA+	2.00	11/01/50	3,794,879	3,786,556
FHLMC	AA+	2.00	11/01/50	2,926,484	2,913,811
FHLMC	AA+	2.00	12/01/50	5,190,223	5,195,105
FHLMC	AA+	2.00	02/01/51	3,960,037	3,960,774
FHLMC	AA+	2.00	04/01/51	3,288,268	3,281,057
FHLMC	AA+	2.00	05/01/51	1,533,915	1,536,726
FHLMC	AA+	2.50	09/01/27	17,594	18,279
FHLMC	AA+	2.50	09/01/27	506,066	525,580
FHLMC	AA+	2.50	12/01/27	542,174	562,109
FHLMC	AA+	2.50	06/01/35	2,396,351	2,482,733
FHLMC	AA+	2.50	10/01/40	3,952,044	4,069,763
FHLMC	AA+	2.50	10/01/49	2,112,586	2,163,335
FHLMC	AA+	2.50	01/01/50	1,272,419	1,284,263
FHLMC	AA+	2.50	01/01/50	1,522,029	1,554,676
FHLMC	AA+	2.50	05/01/50	4,145,708	4,244,224

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FHLMC	AA+	2.50	06/01/50	$4,172,872	$4,261,381
FHLMC	AA+	2.50	10/01/50	4,211,726	4,302,575
FHLMC	AA+	2.50	02/01/51	1,394,993	1,436,887
FHLMC	AA+	2.50	02/01/51	1,392,571	1,430,097
FHLMC	AA+	2.50	04/01/51	6,540,194	6,678,915
FHLMC	AA+	2.50	04/01/51	1,196,570	1,222,958
FHLMC	AA+	2.50	04/01/51	5,702,300	5,832,425
FHLMC	AA+	2.50	04/01/51	2,409,513	2,463,537
FHLMC	AA+	2.50	05/01/51	7,617,390	7,809,914
FHLMC	AA+	2.50	05/01/51	9,799,324	10,042,760
FHLMC	AA+	2.50	09/01/51	4,971,505	5,106,242
FHLMC	AA+	2.50	10/01/51	3,476,531	3,554,098
FHLMC	AA+	3.00	06/01/27	11,446	11,986
FHLMC	AA+	3.00	06/01/27	299,387	313,434
FHLMC	AA+	3.00	08/01/27	173,866	181,772
FHLMC	AA+	3.00	08/01/27	11,126	11,636
FHLMC	AA+	3.00	02/01/32	2,165,184	2,278,675
FHLMC	AA+	3.00	07/01/35	1,042,683	1,096,601
FHLMC	AA+	3.00	10/15/37	86,161	86,644
FHLMC	AA+	3.00	07/01/42	249,522	266,538
FHLMC	AA+	3.00	11/01/42	22,794	24,091
FHLMC	AA+	3.00	11/01/42	594,575	609,317
FHLMC	AA+	3.00	03/01/43	846,691	895,750
FHLMC	AA+	3.00	04/01/43	3,948,517	4,183,341
FHLMC	AA+	3.00	04/01/43	1,217,003	1,287,744
FHLMC	AA+	3.00	04/01/43	23,596	25,063
FHLMC	AA+	3.00	04/01/43	6,574,915	6,940,612
FHLMC	AA+	3.00	09/15/43	385,663	388,503
FHLMC	AA+	3.00	04/15/44	298,686	305,149
FHLMC	AA+	3.00	04/15/45	228,242	230,044
FHLMC	AA+	3.00	09/01/46	2,505,988	2,654,064
FHLMC	AA+	3.00	09/01/46	1,061,334	1,105,148
FHLMC	AA+	3.00	11/01/46	331,199	339,326
FHLMC	AA+	3.00	05/01/49	2,902,244	3,017,293
FHLMC	AA+	3.00	11/01/49	2,004,347	2,088,474
FHLMC	AA+	3.00	11/01/49	1,689,751	1,765,711
FHLMC	AA+	3.00	12/01/49	1,818,525	1,889,814
FHLMC	AA+	3.00	02/01/50	2,484,565	2,606,402
FHLMC	AA+	3.00	04/01/51	1,259,998	1,312,674
FHLMC	AA+	3.50	02/01/35	999,392	1,068,419
FHLMC	AA+	3.50	02/01/35	552,683	590,898
FHLMC	AA+	3.50	04/01/35	493,852	528,164
FHLMC	AA+	3.50	02/01/36	457,348	487,510
FHLMC	AA+	3.50	11/01/39	2,663,113	2,817,256
FHLMC	AA+	3.50	01/01/41	442,810	476,267
FHLMC	AA+	3.50	05/01/42	30,316	32,755
FHLMC	AA+	3.50	07/01/42	1,089,073	1,179,890
FHLMC	AA+	3.50	01/01/43	24,505	26,465
FHLMC	AA+	3.50	04/01/43	22,355	23,878
FHLMC	AA+	3.50	06/01/43	897,051	964,045
FHLMC	AA+	3.50	11/01/43	25,674	27,619
FHLMC	AA+	3.50	01/01/44	10,871,608	11,733,816
FHLMC	AA+	3.50	04/01/45	899,864	968,395
FHLMC	AA+	3.50	07/01/45	1,060,982	1,145,777
FHLMC	AA+	3.50	07/01/45	35,366	38,207
FHLMC	AA+	3.50	09/01/45	621,967	665,623

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FHLMC	AA+	3.50	11/01/45	$3,177,497	$3,390,742
FHLMC	AA+	3.50	08/01/46	1,094,551	1,174,191
FHLMC	AA+	3.50	08/01/47	3,274,862	3,478,380
FHLMC	AA+	3.50	12/01/47	555,600	588,532
FHLMC	AA+	3.50	02/01/50	1,914,634	2,033,713
FHLMC	AA+	4.00	02/01/25	18,308	19,216
FHLMC	AA+	4.00	05/01/26	67,399	70,883
FHLMC	AA+	4.00	11/01/33	21,277	22,421
FHLMC	AA+	4.00	12/01/33	624,553	682,665
FHLMC	AA+	4.00	01/01/38	1,578,020	1,732,729
FHLMC	AA+	4.00	01/01/38	88,479	97,187
FHLMC	AA+	4.00	01/15/40	2,000,000	2,056,009
FHLMC	AA+	4.00	03/01/41	7,408	8,060
FHLMC	AA+	4.00	07/01/41	452,302	496,707
FHLMC	AA+	4.00	07/01/41	15,096	16,584
FHLMC	AA+	4.00	11/01/42	7,933	8,647
FHLMC	AA+	4.00	10/01/44	22,856	25,097
FHLMC	AA+	4.00	10/01/44	397,150	435,837
FHLMC	AA+	4.00	10/01/44	685,690	752,622
FHLMC	AA+	4.00	10/01/44	853,678	937,222
FHLMC	AA+	4.00	02/01/45	2,663,200	2,925,201
FHLMC	AA+	4.00	06/01/45	34,083	37,370
FHLMC	AA+	4.00	05/01/47	514,403	551,381
FHLMC	AA+	4.00	02/01/48	467,085	498,296
FHLMC	AA+	4.00	05/01/48	210,511	223,810
FHLMC	AA+	4.50	03/01/34	4,152	4,533
FHLMC	AA+	4.50	02/01/44	15,797	17,388
FHLMC	AA+	4.50	05/01/48	636,607	685,350
FHLMC	AA+	4.50	05/01/48	1,179,615	1,273,792
FHLMC	AA+	5.00	02/01/26	723	787
FHLMC	AA+	5.00	10/01/40	273,813	305,694
FHLMC	AA+	5.50	07/01/32	2,280	2,568
FHLMC	AA+	5.50	01/15/33	87,137	97,303
FHLMC	AA+	5.50	05/01/33	708	777
FHLMC	AA+	5.50	06/01/37	13,328	15,207
FHLMC	AA+	6.00	07/15/29	49,065	54,125
FHLMC ARM	AA+	1.93	10/01/51	13,491,104	13,710,933
FHLMC ARM	AA+	2.07	04/01/37	33,371	34,966
FHLMC Strip	AA+	3.00	01/15/43	972,261	997,765
FHLMC Strip	AA+	3.50	10/15/47	629,673	661,574
FNMA	AA+	1.83	09/01/51	10,665,139	10,784,014
FNMA	AA+	2.00	07/01/36	30,876,412	31,646,024
FNMA	AA+	2.00	10/01/50	4,896,829	4,886,089
FNMA	AA+	2.00	10/01/50	4,430,722	4,425,367
FNMA	AA+	2.00	10/01/50	2,905,914	2,899,541
FNMA	AA+	2.00	10/01/50	3,617,695	3,613,965
FNMA	AA+	2.00	03/01/51	7,721,219	7,757,228
FNMA	AA+	2.00	08/01/51	7,143,609	7,127,942
FNMA	AA+	2.25	01/01/28	917,352	935,608
FNMA	AA+	2.50	01/01/33	226,367	231,168
FNMA	AA+	2.50	02/01/33	697,029	713,501
FNMA	AA+	2.50	05/01/35	1,147,434	1,189,063
FNMA	AA+	2.50	06/01/35	3,184,916	3,300,742
FNMA	AA+	2.50	07/01/35	3,397,042	3,520,008
FNMA	AA+	2.50	07/01/35	969,929	1,004,361

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FNMA	AA+	2.50	09/01/35	$4,912,871	$5,089,915
FNMA	AA+	2.50	10/01/35	8,372,805	8,754,513
FNMA	AA+	2.50	05/01/43	976,206	991,357
FNMA	AA+	2.50	05/01/46	8,800,334	9,010,354
FNMA	AA+	2.50	06/01/50	5,142,890	5,252,858
FNMA	AA+	2.50	10/01/50	1,886,301	1,934,919
FNMA	AA+	2.50	10/01/50	3,847,781	3,929,878
FNMA	AA+	2.50	10/01/50	4,286,708	4,379,413
FNMA	AA+	2.50	10/01/50	964,263	988,825
FNMA	AA+	2.50	11/01/50	1,873,435	1,925,451
FNMA	AA+	2.50	12/01/50	3,019,148	3,098,429
FNMA	AA+	2.50	12/01/50	2,224,343	2,273,926
FNMA	AA+	2.50	12/01/50	1,900,427	1,942,996
FNMA	AA+	2.50	01/01/51	11,097,451	11,359,540
FNMA	AA+	2.50	02/01/51	1,033,327	1,056,046
FNMA	AA+	2.50	03/01/51	1,675,756	1,716,596
FNMA	AA+	2.50	03/01/51	7,383,460	7,591,752
FNMA	AA+	2.50	03/01/51	7,959,380	8,196,506
FNMA	AA+	2.50	04/01/51	2,352,864	2,404,748
FNMA	AA+	2.50	04/01/51	4,453,897	4,565,773
FNMA	AA+	2.50	04/01/51	6,192,347	6,331,246
FNMA	AA+	2.50	04/01/51	5,421,708	5,610,470
FNMA	AA+	2.50	04/01/51	11,489,981	11,751,287
FNMA	AA+	2.50	05/01/51	3,901,710	3,986,843
FNMA	AA+	2.50	05/01/51	1,800,711	1,844,606
FNMA	AA+	2.50	05/01/51	3,206,293	3,290,219
FNMA	AA+	2.50	05/01/51	1,156,982	1,182,214
FNMA	AA+	2.50	06/01/51	2,130,202	2,177,453
FNMA	AA+	2.50	08/01/51	1,358,734	1,389,049
FNMA	AA+	2.50	08/01/51	12,805,830	13,136,305
FNMA	AA+	2.50	08/01/51	2,896,317	2,964,007
FNMA	AA+	2.50	08/01/51	5,271,290	5,388,900
FNMA	AA+	2.50	09/01/51	879,614	900,052
FNMA	AA+	2.50	11/01/51	4,991,069	5,101,664
FNMA	AA+	2.50	12/01/51	14,099,369	14,413,958
FNMA	AA+	2.68	12/01/26	3,000,000	3,101,713
FNMA	AA+	3.00	06/01/33	737,720	776,964
FNMA	AA+	3.00	07/01/33	996,776	1,053,494
FNMA	AA+	3.00	09/01/33	1,189,778	1,258,933
FNMA	AA+	3.00	03/01/36	1,055,324	1,113,923
FNMA	AA+	3.00	09/01/40	1,171,041	1,220,149
FNMA	AA+	3.00	04/25/42	253,537	256,432
FNMA	AA+	3.00	12/01/42	406,312	416,377
FNMA	AA+	3.00	12/01/42	667,400	700,998
FNMA	AA+	3.00	02/01/43	18,712	19,541
FNMA	AA+	3.00	03/01/43	15,611	16,573
FNMA	AA+	3.00	09/01/43	44,044	46,364
FNMA	AA+	3.00	02/01/45	1,069,654	1,138,948
FNMA	AA+	3.00	03/01/45	318,522	326,050
FNMA	AA+	3.00	09/01/46	1,781,570	1,873,856
FNMA	AA+	3.00	01/01/47	349,092	357,664
FNMA	AA+	3.00	12/01/47	181,425	188,610
FNMA	AA+	3.00	03/01/48	387,762	406,435
FNMA	AA+	3.00	03/01/50	1,619,632	1,683,908
FNMA	AA+	3.00	03/01/50	10,797,670	11,422,761

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FNMA	AA+	3.00	05/01/50	$2,988,255	$3,118,041
FNMA	AA+	3.00	06/01/50	4,990,593	5,193,839
FNMA	AA+	3.00	08/01/50	3,439,450	3,584,665
FNMA	AA+	3.50	03/25/28	16,833	16,942
FNMA	AA+	3.50	03/01/32	374,881	399,474
FNMA	AA+	3.50	09/01/32	22,451	23,937
FNMA	AA+	3.50	07/01/34	713,707	758,549
FNMA	AA+	3.50	10/01/34	876,995	925,914
FNMA	AA+	3.50	02/01/35	739,458	790,876
FNMA	AA+	3.50	08/01/38	22,129	23,862
FNMA	AA+	3.50	03/01/41	834,352	903,743
FNMA	AA+	3.50	10/01/41	527,765	549,375
FNMA	AA+	3.50	12/01/41	452,056	471,607
FNMA	AA+	3.50	04/01/42	544,801	568,385
FNMA	AA+	3.50	08/01/42	23,292	25,139
FNMA	AA+	3.50	12/01/42	1,111,501	1,145,295
FNMA	AA+	3.50	01/01/43	524,810	563,869
FNMA	AA+	3.50	08/01/43	962,740	1,042,349
FNMA	AA+	3.50	08/01/43	1,985,919	2,134,250
FNMA	AA+	3.50	10/01/43	222,331	226,282
FNMA	AA+	3.50	01/01/44	178,886	185,930
FNMA	AA+	3.50	08/01/44	1,356,468	1,412,030
FNMA	AA+	3.50	04/01/45	1,081,247	1,162,255
FNMA	AA+	3.50	04/01/45	1,921,842	2,053,957
FNMA	AA+	3.50	05/01/45	1,373,899	1,478,175
FNMA	AA+	3.50	10/01/45	1,573,449	1,681,332
FNMA	AA+	3.50	02/01/46	2,286,785	2,458,276
FNMA	AA+	3.50	02/01/46	772,454	824,473
FNMA	AA+	3.50	08/01/46	958,448	1,024,412
FNMA	AA+	3.50	12/01/46	383,275	405,954
FNMA	AA+	3.50	09/01/47	1,614,188	1,728,864
FNMA	AA+	3.50	11/01/47	7,192,349	7,622,512
FNMA	AA+	3.50	04/01/48	317,024	332,969
FNMA	AA+	3.50	02/01/50	1,722,316	1,856,073
FNMA	AA+	3.50	03/01/50	4,410,107	4,663,679
FNMA	AA+	3.53	01/01/26	5,000,000	5,199,462
FNMA	AA+	4.00	07/25/26	691,066	694,910
FNMA	AA+	4.00	01/01/31	24,726	26,473
FNMA	AA+	4.00	03/01/35	188,465	205,807
FNMA	AA+	4.00	06/01/36	378,671	410,711
FNMA	AA+	4.00	10/01/36	405,918	439,911
FNMA	AA+	4.00	10/01/40	462,116	508,011
FNMA	AA+	4.00	11/01/40	8,408	9,228
FNMA	AA+	4.00	01/01/41	34,443	37,753
FNMA	AA+	4.00	05/01/41	203,866	213,400
FNMA	AA+	4.00	05/01/43	2,837,130	3,106,044
FNMA	AA+	4.00	01/01/44	5,505,526	6,039,929
FNMA	AA+	4.00	09/01/45	298,710	323,714
FNMA	AA+	4.00	11/01/45	610,577	660,918
FNMA	AA+	4.00	02/01/47	1,589,512	1,716,392
FNMA	AA+	4.00	11/01/47	687,101	734,632
FNMA	AA+	4.00	04/01/48	318,951	340,375
FNMA	AA+	4.00	04/01/49	7,489,979	7,959,768
FNMA	AA+	4.00	03/01/50	5,493,934	5,879,383
FNMA	AA+	4.00	03/01/50	350,772	372,872

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FNMA	AA+	4.00	07/01/56	$3,384,652	$3,682,909
FNMA	AA+	4.50	05/01/30	3,778	4,044
FNMA	AA+	4.50	05/01/34	2,331	2,553
FNMA	AA+	4.50	06/01/34	3,063	3,324
FNMA	AA+	4.50	08/01/35	3,567	3,906
FNMA	AA+	4.50	05/01/39	400,773	442,405
FNMA	AA+	4.50	05/01/39	305,229	337,137
FNMA	AA+	4.50	12/01/39	1,849,817	2,029,958
FNMA	AA+	4.50	05/01/40	203,267	212,768
FNMA	AA+	4.50	07/01/40	1,167,317	1,246,099
FNMA	AA+	4.50	10/01/40	63,897	70,632
FNMA	AA+	4.50	07/01/42	4,210,079	4,647,475
FNMA	AA+	4.50	03/01/44	503,886	555,322
FNMA	AA+	4.50	04/01/44	983,976	1,076,560
FNMA	AA+	4.50	11/01/47	1,328,495	1,437,182
FNMA	AA+	4.50	11/01/47	1,191,012	1,303,048
FNMA	AA+	4.50	11/01/47	1,494,576	1,630,506
FNMA	AA+	4.50	02/01/49	430,370	463,047
FNMA	AA+	5.00	06/01/33	3,986	4,490
FNMA	AA+	5.00	09/01/33	3,210	3,557
FNMA	AA+	5.00	10/01/33	4,555	5,141
FNMA	AA+	5.00	11/01/33	6,249	7,049
FNMA	AA+	5.00	03/01/34	1,089	1,230
FNMA	AA+	5.00	04/01/34	811	910
FNMA	AA+	5.00	04/01/34	1,826	2,029
FNMA	AA+	5.00	04/01/35	2,585	2,921
FNMA	AA+	5.00	06/01/35	1,147	1,296
FNMA	AA+	5.00	09/01/35	1,701	1,922
FNMA	AA+	5.00	11/25/35	288,360	319,783
FNMA	AA+	5.00	10/01/36	2,145	2,423
FNMA	AA+	5.00	08/01/37	1,951,814	2,198,317
FNMA	AA+	5.00	05/01/39	262,803	289,821
FNMA	AA+	5.00	06/01/40	3,873	4,315
FNMA	AA+	5.50	01/01/24	21,257	23,242
FNMA	AA+	5.50	03/01/24	42,652	46,636
FNMA	AA+	5.50	08/01/25	1,071	1,185
FNMA	AA+	5.50	11/01/26	22,833	24,981
FNMA	AA+	5.50	03/01/33	107,709	115,624
FNMA	AA+	5.50	09/01/33	1,733	1,935
FNMA	AA+	5.50	10/01/33	4,257	4,716
FNMA	AA+	5.50	03/01/34	1,671	1,894
FNMA	AA+	5.50	03/01/34	393	431
FNMA	AA+	5.50	07/01/34	2,434	2,699
FNMA	AA+	5.50	09/01/34	689	763
FNMA	AA+	5.50	09/01/34	4,555	5,040
FNMA	AA+	5.50	10/01/34	1,555	1,769
FNMA	AA+	5.50	02/01/35	2,287	2,607
FNMA	AA+	5.50	02/01/35	2,221	2,515
FNMA	AA+	5.50	04/01/35	2,032	2,263
FNMA	AA+	5.50	08/01/35	2,074	2,293
FNMA	AA+	5.50	02/25/37	12,006	12,850
FNMA	AA+	5.50	06/01/37	2,755	3,150
FNMA	AA+	5.50	05/01/38	1,837,343	2,080,188
FNMA	AA+	5.50	06/01/48	43,076	47,575
FNMA	AA+	6.00	04/01/23	258	283

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FNMA	AA+	6.00	03/01/28	$50,951	$56,014
FNMA	AA+	6.00	05/01/32	68,478	78,678
FNMA	AA+	6.00	04/01/33	149,293	164,407
FNMA	AA+	6.00	05/01/33	5,496	6,050
FNMA	AA+	6.00	09/01/34	1,039	1,142
FNMA	AA+	6.00	10/01/34	5,237	5,769
FNMA	AA+	6.00	01/01/37	61,214	70,899
FNMA	AA+	6.00	05/01/37	13,200	14,498
FNMA	AA+	6.00	08/01/37	44,091	51,060
FNMA	AA+	6.00	12/01/37	459	526
FNMA	AA+	6.00	10/25/44	276,418	311,023
FNMA	AA+	6.00	12/25/49	159,468	175,849
FNMA	AA+	6.50	05/01/32	76,028	83,872
FNMA	AA+	6.50	07/01/34	1,701	1,907
FNMA	AA+	6.50	09/01/34	394	435
FNMA	AA+	6.50	09/01/36	14,104	15,568
FNMA	AA+	6.50	05/01/37	80,808	85,871
FNMA	AA+	6.50	07/01/37	6,753	7,472
FNMA	AA+	6.50	05/01/38	6,675	7,373
FNMA	AA+	7.00	04/01/32	292	320
FNMA	AA+	7.00	01/25/44	167,017	187,973
FNMA	AA+	7.50	06/01/31	137	153
FNMA	AA+	7.50	02/01/32	526	595
FNMA	AA+	7.50	06/01/32	22,371	26,230
FNMA	AA+	8.00	04/01/32	16,273	17,098
FNMA Strip	AA+	3.00	08/25/42	414,316	428,701
FRESB Multifamily Mortgage	AA+	2.37	10/25/26	1,037,194	1,045,208
FRESB Multifamily Mortgage	AA+	3.61	10/25/28	983,223	1,023,812
GNMA (3)	AA+	2.00	04/20/32	901,337	923,275
GNMA (3)	AA+	2.00	09/20/50	1,852,438	1,870,491
GNMA (3)	AA+	2.50	12/20/50	6,150,954	6,297,777
GNMA (3)	AA+	2.50	03/20/51	2,026,816	2,069,808
GNMA (3)	AA+	3.00	07/16/36	1,384,237	1,418,736
GNMA (3)	AA+	3.00	01/15/46	949,746	1,008,534
GNMA (3)	AA+	3.00	03/15/46	3,837,943	4,075,712
GNMA (3)	AA+	3.00	07/15/46	2,002,611	2,126,689
GNMA (3)	AA+	3.00	02/20/47	1,513,690	1,588,605
GNMA (3)	AA+	3.50	02/20/42	391,008	403,482
GNMA (3)	AA+	3.50	07/15/42	983,706	1,052,479
GNMA (3)	AA+	3.50	11/15/42	291,433	304,867
GNMA (3)	AA+	3.50	03/20/45	1,372,557	1,443,262
GNMA (3)	AA+	3.50	05/20/45	1,506,754	1,619,899
GNMA (3)	AA+	3.50	12/20/50	935,817	974,406
GNMA (3)	AA+	3.70	05/15/42	525,671	568,836
GNMA (3)	AA+	4.00	01/20/41	638,964	686,203
GNMA (3)	AA+	4.00	03/15/41	244,455	268,773
GNMA (3)	AA+	4.00	08/15/41	393,211	432,339
GNMA (3)	AA+	4.00	11/15/41	396,746	437,523
GNMA (3)	AA+	4.00	12/15/41	775,450	853,046
GNMA (3)	AA+	4.00	01/15/42	30,377	33,415
GNMA (3)	AA+	4.00	08/20/42	347,774	372,242
GNMA (3)	AA+	4.00	09/20/50	447,144	471,564
GNMA (3)	AA+	4.25	04/20/41	377,596	406,184
GNMA (3)	AA+	4.29	04/15/41	17,858	19,424
GNMA (3)	AA+	4.50	06/20/30	19,895	21,404

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
GNMA (3)	AA+	4.50	09/15/30	$223,719	$248,795
GNMA (3)	AA+	4.50	04/20/31	8,281	8,847
GNMA (3)	AA+	4.50	06/20/34	126,633	138,888
GNMA (3)	AA+	4.50	09/15/40	603,306	676,307
GNMA (3)	AA+	4.50	10/15/40	589,049	677,166
GNMA (3)	AA+	4.50	10/20/43	18,174	19,558
GNMA (3)	AA+	5.00	06/20/39	502,372	554,959
GNMA (3)	AA+	5.00	05/15/40	54,885	62,681
GNMA (3)	AA+	5.00	06/20/40	43,661	46,719
GNMA (3)	AA+	5.50	01/15/36	5,703	6,277
GNMA (3)	AA+	6.50	04/15/31	5,627	6,173
GNMA (3)	AA+	6.50	10/15/31	236	270
GNMA (3)	AA+	6.50	12/15/31	10,315	11,317
GNMA (3)	AA+	6.50	05/15/32	14,024	15,386
GNMA (3)	AA+	7.00	05/15/31	255	292
GNMA (3)	AA+	7.00	05/15/32	2,190	2,257
GNMA (3)	AA+	7.00	10/20/38	198	215

					623,222,918

CORPORATE DEBT (19.1%)
COMMUNICATION SERVICES (0.7%)
AT&T, Inc.	BBB	2.75	06/01/31	10,048,000	10,251,505
Comcast Corp.	A-	3.40	04/01/30	4,277,000	4,667,784

					14,919,289

CONSUMER DISCRETIONARY (3.4%)
Amazon.com, Inc.	AA	1.20	06/03/27	4,100,000	4,044,344
Amazon.com, Inc.	AA	5.20	12/03/25	4,995,000	5,683,888
AutoZone, Inc.	BBB	3.25	04/15/25	7,363,000	7,731,469
AutoZone, Inc.	BBB	3.70	04/15/22	685,000	685,678
Best Buy Co., Inc.	BBB+	1.95	10/01/30	1,615,000	1,549,402
Brinker International, Inc.	B	3.88	05/15/23	3,925,000	4,013,313
Brunswick Corp.	BBB-	2.40	08/18/31	5,970,000	5,724,315
Dollar General Corp.	BBB	3.25	04/15/23	4,000,000	4,096,653
Harman International Industries, Inc.	A-	4.15	05/15/25	4,970,000	5,350,154
Kohl’s Corp.	BBB-	3.25	02/01/23	1,794,000	1,814,343
Lowe’s Cos., Inc.	BBB+	3.12	04/15/22	2,035,000	2,039,339
Lowe’s Cos., Inc.	BBB+	4.00	04/15/25	3,270,000	3,536,232
Marriott International, Inc.	BBB-	3.13	02/15/23	2,935,000	2,982,735
Mattel, Inc.	B+	3.15	03/15/23	1,960,000	1,994,300
McDonald’s Corp.	BBB+	3.50	07/01/27	4,305,000	4,668,570
NVR, Inc.	BBB+	3.95	09/15/22	4,000,000	4,062,794
O’Reilly Automotive, Inc.	BBB	3.80	09/01/22	3,255,000	3,297,747
Travel + Leisure Co.	BB-	3.90	03/01/23	4,000,000	4,057,720
Whirlpool Corp.	BBB	3.70	05/01/25	1,960,000	2,090,555

					69,423,551

CONSUMER STAPLES (0.4%)
Church & Dwight Co., Inc.	BBB+	2.88	10/01/22	50,000	50,813
Mead Johnson Nutrition Co.	A-	4.13	11/15/25	1,910,000	2,080,933
Molson Coors Beverage Co.	BBB-	3.50	05/01/22	3,030,000	3,055,067
Sysco Corp.	BBB	2.60	06/12/22	55,000	55,507
Sysco Corp.	BBB	3.75	10/01/25	3,550,000	3,804,179

					9,046,499

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
ENERGY (0.4%)
Devon Energy Corp.	BBB-	5.85	12/15/25	$2,450,000	$2,801,284
Kinder Morgan Energy Partners LP	BBB	4.30	05/01/24	4,895,000	5,192,876

					7,994,160

FINANCIALS (5.6%)
Alleghany Corp.	BBB+	4.95	06/27/22	1,960,000	1,997,099
Allstate Corp.	A-	0.75	12/15/25	9,875,000	9,622,494
American Express Co.	BBB	3.63	12/05/24	4,895,000	5,230,307
American International Group, Inc.	BBB+	3.75	07/10/25	4,895,000	5,237,745
Bank of America Corp.	A-	3.37	01/23/26	5,160,000	5,428,298
Bank of America Corp.	BBB+	3.95	04/21/25	4,970,000	5,312,439
Block Financial LLC	BBB	5.25	10/01/25	2,985,000	3,307,267
Block Financial LLC	BBB	5.50	11/01/22	2,235,000	2,266,634
Citigroup, Inc.	BBB	3.88	03/26/25	4,895,000	5,223,990
Citizens Financial Group, Inc.	BBB	3.75	07/01/24	5,000,000	5,224,336
Fairfax U.S., Inc.†	BBB-	4.88	08/13/24	3,475,000	3,708,905
Fifth Third Bancorp	BBB	4.30	01/16/24	4,895,000	5,176,134
Goldman Sachs Group, Inc.	BBB+	3.63	01/22/23	25,000	25,746
JPMorgan Chase & Co.	A-	1.47	09/22/27	6,245,000	6,121,515
JPMorgan Chase & Co.	BBB+	3.88	09/10/24	4,895,000	5,191,980
Kemper Corp.	BBB	4.35	02/15/25	1,960,000	2,091,655
Lincoln National Corp.	A-	4.00	09/01/23	3,915,000	4,104,066
Old Republic International Corp.	BBB+	3.88	08/26/26	4,895,000	5,299,911
People’s United Bank N.A.	BBB+	4.00	07/15/24	2,000,000	2,099,635
Reinsurance Group of America, Inc.	A	4.70	09/15/23	980,000	1,037,480
Signet UK Finance PLC	BB-	4.70	06/15/24	4,945,000	5,027,038
Stifel Financial Corp.	BBB-	4.25	07/18/24	1,520,000	1,618,542
Synchrony Financial	BBB-	3.70	08/04/26	2,745,000	2,915,083
Unum Group	BBB	4.00	03/15/24	7,620,000	8,044,803
Voya Financial, Inc.	BBB+	3.65	06/15/26	4,970,000	5,349,946
Wells Fargo & Co.	BBB	3.45	02/13/23	3,915,000	4,028,001
Wells Fargo & Co.	BBB	4.13	08/15/23	980,000	1,027,710
WR Berkley Corp.	BBB+	4.63	03/15/22	1,960,000	1,975,521

					113,694,280

HEALTH CARE (2.5%)
AbbVie, Inc.	BBB+	4.25	11/14/28	8,830,000	9,984,894
Anthem, Inc.	A	2.88	09/15/29	7,245,000	7,582,728
Anthem, Inc.	A	3.30	01/15/23	3,464,000	3,554,092
Biogen, Inc.	A-	4.05	09/15/25	2,450,000	2,660,997
Evernorth Health, Inc.	A-	3.50	06/15/24	1,960,000	2,052,965
Humana, Inc.	BBB+	3.85	10/01/24	2,935,000	3,115,591
Merck & Co., Inc.	A+	2.15	12/10/31	6,450,000	6,467,990
Owens & Minor, Inc.	BB-	4.38	12/15/24	2,740,000	2,904,400
Quest Diagnostics, Inc.	BBB+	3.50	03/30/25	685,000	722,955
Thermo Fisher Scientific, Inc.	BBB+	2.00	10/15/31	6,882,000	6,780,698
Zimmer Biomet Hldgs., Inc.	BBB	3.15	04/01/22	4,920,000	4,929,858

					50,757,168

INDUSTRIALS (1.0%)
Deere & Co.	A	2.75	04/15/25	6,535,000	6,826,636
General Dynamics Corp.	A-	3.25	04/01/25	3,235,000	3,419,333
Hexcel Corp.	BB+	4.95	08/15/25	3,820,000	4,165,860
JB Hunt Transport Svcs., Inc.	BBB+	3.30	08/15/22	75,000	75,898
Verisk Analytics, Inc.	BBB	4.00	06/15/25	4,895,000	5,259,319

					19,747,046

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
INFORMATION TECHNOLOGY (2.7%)
Apple, Inc.	AA+	2.05	09/11/26	$5,750,000	$5,906,744
Applied Materials, Inc.	A	3.90	10/01/25	9,920,000	10,807,548
Arrow Electronics, Inc.	BBB-	4.00	04/01/25	980,000	1,044,973
Arrow Electronics, Inc.	BBB-	4.50	03/01/23	1,160,000	1,193,388
Avnet, Inc.	BBB-	4.88	12/01/22	265,000	274,441
Global Payments, Inc.	BBB-	3.75	06/01/23	4,000,000	4,122,077
Intel Corp.	A+	3.40	03/25/25	2,550,000	2,710,525
Keysight Technologies, Inc.	BBB	4.55	10/30/24	4,895,000	5,292,408
Mastercard, Inc.	A+	3.30	03/26/27	2,300,000	2,485,451
Motorola Solutions, Inc.	BBB-	4.00	09/01/24	980,000	1,043,723
PayPal Hldgs., Inc.	A-	2.65	10/01/26	9,880,000	10,371,487
Teledyne Technologies, Inc.	BBB	2.75	04/01/31	10,450,000	10,597,172

					55,849,937

MATERIALS (1.3%)
Carpenter Technology Corp.	BB+	4.45	03/01/23	3,610,000	3,699,322
Ecolab, Inc.	A-	2.13	02/01/32	10,510,000	10,422,639
Sherwin-Williams Co.	BBB	3.95	01/15/26	4,895,000	5,326,681
Southern Copper Corp.	BBB+	3.50	11/08/22	4,000,000	4,080,000
Teck Resources Ltd.	BBB-	3.75	02/01/23	980,000	994,279
Teck Resources Ltd.	BBB-	4.75	01/15/22	3,010,000	3,010,053

					27,532,974

REAL ESTATE (0.9%)
Boston Properties LP	BBB+	3.25	01/30/31	6,488,000	6,797,473
Healthpeak Properties, Inc.	BBB+	3.40	02/01/25	3,670,000	3,850,419
Jones Lang LaSalle, Inc.	BBB+	4.40	11/15/22	4,000,000	4,083,871
Service Properties Trust	B+	5.00	08/15/22	4,540,000	4,534,915

					19,266,678

UTILITIES (0.2%)
Exelon Generation Co. LLC	BBB-	4.25	06/15/22	1,010,000	1,017,179
National Fuel Gas Co.	BBB-	5.20	07/15/25	1,960,000	2,147,572
Southern Co.	BBB	3.25	07/01/26	50,000	52,894

					3,217,645

TOTAL CORPORATE DEBT					391,449,227

SOVEREIGN DEBT (0.1%)
Sri Lanka AID	NR	6.59	09/15/28	2,008,020	2,301,760	††

TOTAL LONG-TERM DEBT SECURITIES (Cost: $2,006,994,399) 99.1%					2,030,096,317

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.4%)
U.S. Treasury Bill	A-1+	0.04	03/24/22	$6,900,000	$6,899,141

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $6,899,372) 0.4%					6,899,141

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

			Shares	Value

COMMON STOCKS:
ENERGY (0.1%)
Diamond Offshore Drilling, Inc.*			102,155	$383,082
Superior Energy Svcs., Inc.*			68,184	1,717,923	††
Valaris Ltd.*			17,882	643,752

				2,744,757

TOTAL COMMON STOCKS (Cost: $10,964,417) 0.1%				2,744,757

	Rate(%)	Maturity	Face Amount	Value

TEMPORARY CASH INVESTMENT (0.0%) (2)
Citibank, New York Time Deposit	0.01	01/03/22	$44,399	$44,399

TOTAL TEMPORARY CASH INVESTMENT (Cost: $44,399) 0.0% (2)				44,399

TOTAL INVESTMENTS (Cost: $2,024,902,587) 99.6%				2,039,784,614

OTHER NET ASSETS 0.4%				8,974,236

NET ASSETS 100.0%				$2,048,758,850

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

December 31, 2021

Abbreviations:	ARM = Adjustable Rate Mortgage
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
FRESB = Federal Home Loan Mortgage Corporation Multifamily Securitization Small Loan Balance
GNMA = Government National Mortgage Association
NR = Not Rated

*	Non-income producing security.

**	Ratings as per Standard & Poor’s Corporation (unaudited).

†

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the aggregate values of these securities and their percentages of the respective Funds’ net assets were as follows:

Fund	Aggregate Market Value	Percentage of Net Assets
COMPOSITE FUND	$266,828	0.1%
INTERNATIONAL FUND	$20,300,323	1.7%
MONEY MARKET FUND	$49,557,415	28.6%
MID-TERM BOND FUND	$779,137	0.1%
BOND FUND	$3,708,905	0.2%

††	Level 3 Security (Note 1).

(1)

This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts. Information on futures contracts outstanding in the Funds as of December 31, 2021, was as follows:

Fund	Number of Contracts	Contract Type	Purchased (P) or Sold (S)	Expiration Date	Underlying Face Amount at Value	Unrealized Gain(Loss)(a)	Face Value of Futures as a % of Total Investments
EQUITY INDEX FUND	299	E-mini S&P 500 Stock Index	P	March 2022	$71,139,575	$1,473,220	1.4%
ALL AMERICA FUND	15	E-mini S&P 500 Stock Index	P	March 2022	$3,568,875	$77,265	1.0%
MID-CAP EQUITY INDEX FUND	147	E-mini S&P MidCap 400 Stock Index	P	March 2022	$41,714,190	$1,320,518	2.0%
INTERNATIONAL FUND	260	MSCI EAFE Stock Index	P	March 2022	$30,183,400	$406,890	2.5%

(a)

Includes the cumulative appreciation(depreciation) of futures contracts, which is included in Total Distributable Earnings (Loss) in the Components of Net Assets section of the Statements of Assets and Liabilities. The Receivable or Payable for Daily Variation on Futures Contracts in the Statements of Assets and Liabilities only includes the current day’s variation margin payable or receivable.

(2)	Percentage is less than 0.05%.

(3)	U.S. Government guaranteed security.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
ASSETS
Investments at fair value

(Cost:  Equity Index Fund — $2,307,769,400

All America Fund — $224,318,271

Small Cap Value Fund — $452,500,919

Small Cap Growth Fund — $490,548,548

Small Cap Equity Index Fund — $116,048,962

Mid Cap Value Fund — $90,946,720

Mid-Cap Equity Index Fund — $1,515,723,781

Composite Fund — $155,245,791

International Fund — $1,183,353,206

Catholic Values Index Fund — $3,460,609

Retirement Income Fund — $217,814,353

2015 Retirement Fund — $129,654,452

2020 Retirement Fund — $567,250,606

2025 Retirement Fund — $1,080,215,879)

(Notes 1 and 3)	$4,990,067,950	$374,459,863	$578,428,933	$672,806,691	$142,643,504
Cash	28	33	11	21	—
Interest and dividends receivable	2,950,868	236,233	398,861	211,971	153,313
Receivable for securities sold	—	982,450	7,130,855	3,200,152	96,615
Receivable for daily variation on future contracts	—	—	—	—	—
Shareholder subscriptions receivable	4,339,418	66,523	372,843	376,120	175,593
Due from the Adviser	—	—	—	—	—
Other receivables	—	29,478	—	—	—

TOTAL ASSETS	4,997,358,264	375,774,580	586,331,503	676,594,955	143,069,025

LIABILITIES
Due to custodian bank	—	—	—	—	—
Payable for securities purchased	4,391,078	1,076,157	5,746,418	2,902,921	167,661
Payable for daily variation on future contracts	203,238	6,491	—	—	—
Shareholder redemptions payable	116,919	—	6,565	6,642	19,366
Accrued expenses	1,135,061	272,220	453,203	527,731	105,724

TOTAL LIABILITIES:	5,846,296	1,354,868	6,206,186	3,437,294	292,751

NET ASSETS	$4,991,511,968	$374,419,712	$580,125,317	$673,157,661	$142,776,274

NUMBER OF SHARES OUTSTANDING (Note 4)	79,982,941	13,500,649	35,118,423	41,508,728	12,322,568

NET ASSET VALUES, offering and redemption price per share	$62.41	$27.73	$16.52	$16.22	$11.59

COMPONENTS OF NET ASSETS
Paid-in capital	$2,269,133,065	$208,594,471	$438,741,485	$486,983,399	$114,724,873
Total Distributable Earnings (Loss) (Notes 1 and 5)	2,722,378,903	165,825,241	141,383,832	186,174,262	28,051,401

NET ASSETS	$4,991,511,968	$374,419,712	$580,125,317	$673,157,661	$142,776,274

(a)	The Retirement and Allocation Funds are invested in affiliated investment companies of Mutual of America Investment Corporation.
(b)

The Fund accrued a non-recurring capital contribution from Mutual of America Capital Management LLC of $410,599 to reflect lost opportunity cost arising when a portion of the portfolio was uninvested. The capital contribution was made in early 2022.

The accompanying notes are an integral part of these financial statements.

Mid Cap Value Fund	Mid-Cap Equity Index Fund	Composite Fund	International Fund	Catholic Values Index Fund	Retirement Income Fund		2015 Retirement Fund		2020 Retirement Fund		2025 Retirement Fund

$131,301,846	$2,117,255,552	$217,577,588	$1,199,976,362	$4,680,250	$223,759,499	(a)	$140,121,045	(a)	$621,192,928	(a)	$1,202,943,191	(a)
14	26	1,390	176	—	100		100		100		100
104,152	1,746,687	431,753	1,647,249	3,056	—		18,948		—		—
1,446,196	—	1,940	4,043,387	—	—		—		—		—
—	16,170	—	—	—	—		—		—		—
193,288	1,730,551	153,145	1,544,234	2,434	—		—		—		—
—	—	—	—	25,265	—		410,599	(b)	—		—
133,343	—	9,859	—	—	11,843		—		—		—

133,178,839	2,120,748,986	218,175,675	1,207,211,408	4,711,005	223,771,442		140,550,692		621,193,028		1,202,943,291

—	—	—	846	—	—		—		—		—
1,981,154	1,832,995	—	4,084,192	103,995	—		—		—		—
—	—	—	17,200	—	—		—		—		—
24	47,480	100	36,869	—	—		—		—		—
70,157	524,718	97,309	261,556	28,529	51,524		38,198		88,250		135,404

2,051,335	2,405,193	97,409	4,400,663	132,524	51,524		38,198		88,250		135,404

$131,127,504	$2,118,343,793	$218,078,266	$1,202,810,745	$4,578,481	$223,719,918		$140,512,494		$621,104,778		$1,202,807,887

6,825,903	84,330,880	10,298,831	129,918,710	325,700	18,254,992		14,861,652		51,097,902		86,096,717

$19.21	$25.12	$21.18	$9.26	$14.06	$12.26		$9.45		$12.16		$13.97

$86,191,123	$1,463,170,182	$152,660,983	$1,085,427,490	$3,350,374	$211,100,418		$133,906,280		$542,227,643		$1,033,408,786
44,936,381	655,173,611	65,417,283	117,383,255	1,228,107	12,619,500		6,606,214		78,877,135		169,399,101

$131,127,504	$2,118,343,793	$218,078,266	$1,202,810,745	$4,578,481	$223,719,918		$140,512,494		$621,104,778		$1,202,807,887

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2021

	2030 Retirement Fund		2035 Retirement Fund		2040 Retirement Fund		2045 Retirement Fund		2050 Retirement Fund
ASSETS
Investments at fair value

(Cost:  2030 Retirement Fund — $1,072,170,916

2035 Retirement Fund — $937,259,689

2040 Retirement Fund — $776,440,405

2045 Retirement Fund — $794,327,708

2050 Retirement Fund — $606,489,012

2055 Retirement Fund — $288,379,183

2060 Retirement Fund — $117,657,996

2065 Retirement Fund — $17,288,274

Conservative Allocation Fund — $186,490,474

Moderate Allocation Fund — $412,307,057

Aggressive Allocation Fund — $314,730,868

Money Market Fund — $173,125,114

Mid-Term Bond Fund — $865,694,840

Bond Fund — $2,024,902,587)

(Notes 1 and 3)	$1,230,798,756	(a)	$1,101,261,404	(a)	$925,533,951	(a)	$956,967,526	(a)	$717,547,171	(a)
Cash	100		100		100		100		100
Interest and dividends receivable	—		—		—		—		—
Receivable for securities sold	—		—		—		—		—
Receivable for daily variation on future contracts	—		—		—		—		—
Shareholder subscriptions receivable	—		—		—		—		—
Due from the Adviser	—		—		—		—		—
Other receivables	—		—		—		—		—

TOTAL ASSETS	1,230,798,856		1,101,261,504		925,534,051		956,967,626		717,547,271

LIABILITIES
Due to custodian bank	—		—		—		—		—
Payable for securities purchased	—		—		—		—		—
Payable for daily variation on future contracts	—		—		—		—		—
Shareholder redemptions payable	—		—		—		—		—
Accrued expenses	136,663		119,550		109,048		112,841		90,652

TOTAL LIABILITIES	136,663		119,550		109,048		112,841		90,652

NET ASSETS	$1,230,662,193		$1,101,141,954		$925,425,003		$956,854,785		$717,456,619

NUMBER OF SHARES OUTSTANDING (Note 4)	80,707,269		68,807,569		57,286,669		59,930,841		35,318,488

NET ASSET VALUES, offering and redemption price per share	$15.25		$16.00		$16.15		$15.97		$20.31

COMPONENTS OF NET ASSETS
Paid-in capital	$1,020,195,967		$882,728,680		$728,921,608		$743,087,074		$567,577,755
Total Distributable Earnings (Loss) (Notes 1 and 5)	210,466,226		218,413,274		196,503,395		213,767,711		149,878,864

NET ASSETS	$1,230,662,193		$1,101,141,954		$925,425,003		$956,854,785		$717,456,619

(a)	The Retirement and Allocation Funds are invested in affiliated investment companies of Mutual of America Investment Corporation.

The accompanying notes are an integral part of these financial statements.

2055 Retirement Fund		2060 Retirement Fund		2065 Retirement Fund		Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund		Money Market Fund	Mid-Term Bond Fund	Bond Fund

$329,871,730	(a)	$130,295,144	(a)	$17,261,442	(a)	$200,837,438	(a)	$487,269,000	(a)	$390,417,252	(a)	$173,125,114	$862,377,096	$2,039,784,614
100		100		100		100		100		100		6	11	17
—		—		—		—		—		—		—	3,202,049	8,086,401
—		—		—		—		—		—		—	—	38,636
—		—		—		—		—		—		—	—	—
—		—		—		—		—		—		157,581	401,041	1,809,143
—		50,207		32,377		—		—		—		—	—	—
—		—		—		—		—		—		—	—	—

329,871,830		130,345,451		17,293,919		200,837,538		487,269,100		390,417,352		173,282,701	865,980,197	2,049,718,811

—		—		—		—		—		—		—	—	—
—		—		—		—		—		—		—	—	—
—		—		—		—		—		—		—	—	—
—		—		—		—		—		—		13,644	14,022	72,033
51,331		47,624		27,073		30,247		44,531		39,995		64,290	420,399	887,928

51,331		47,624		27,073		30,247		44,531		39,995		77,934	434,421	959,961

$329,820,499		$130,297,827		$17,266,846		$200,807,291		$487,224,569		$390,377,357		$173,204,767	$865,545,776	$2,048,758,850

20,628,628		9,594,249		1,308,482		15,617,735		30,481,824		21,851,624		14,644,716	83,549,456	143,116,787

$15.99		$13.58		$13.20		$12.86		$15.98		$17.86		$11.8271	$10.36	$14.32

$271,099,777		$110,157,526		$16,285,204		$180,886,197		$388,227,511		$297,715,286		$173,211,232	$868,580,596	$2,034,135,726
58,720,722		20,140,301		981,642		19,921,094		98,997,058		92,662,071		(6,465)	(3,034,820)	14,623,124

$329,820,499		$130,297,827		$17,266,846		$200,807,291		$487,224,569		$390,377,357		$173,204,767	$865,545,776	$2,048,758,850

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2021

	Equity Index Fund		All America Fund		Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
INVESTMENT INCOME AND EXPENSES
INVESTMENT INCOME
Dividends	$61,537,262	(e)	$4,905,093	(e)	$10,008,181	$3,811,287	$1,960,661	(e)
Interest	25,517		(2,088)		3,286	2,996	29

Total investment income	61,562,779		4,903,005		10,011,467	3,814,283	1,960,690

EXPENSES
Investment advisory fees (Note 2)	3,292,400		1,413,859		4,092,184	5,160,123	102,234

Other operating expenses
Accounting and recordkeeping expenses	827,541		114,880		126,785	158,213	64,742
Shareholders reports	5,940		8,296		3,124	3,791	6,176
Custodian expenses	91,405		32,084		10,766	13,876	104,687
Independent directors’ fees and expenses	210,569		16,951		26,165	32,989	6,537
Audit	28,382		26,888		26,887	26,887	28,380
Legal and Compliance	290,484		48,816		36,353	46,790	4,285
Administrative	163,751		21,232		32,774	41,321	3,189
Licenses	916,455		44,264		—	—	23,451
Fees and registration	58,943		6,445		11,406	5,948	1,559

Total operating expenses	2,593,470		319,856		274,260	329,815	243,006

Total expenses before reimbursement	5,885,870		1,733,715		4,366,444	5,489,938	345,240
Fee waiver and expense reimbursement (Note 2)	—		—		—	—	(147,587)

Net expenses	5,885,870		1,733,715		4,366,444	5,489,938	197,653

Net Investment Income (Loss)	55,676,909		3,169,290		5,645,023	(1,675,655)	1,763,037

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (Note 1)
Net realized gain (loss) on:
Investment securities	185,685,197		44,276,449		91,970,648	111,174,582	20,608,774
Futures contracts (Note 1)	17,443,401		838,788		—	—	—
Foreign currency translations	—		—		—	(9)	—
Gain distributions from Mutual of America Investment Corporation Funds	—		—		—	—	—

	203,128,598		45,115,237		91,970,648	111,174,573	20,608,774

Change in net unrealized appreciation (depreciation) of:
Investment securities	834,541,146		34,817,347		49,877,797	(43,094,161)	7,090,640
Futures contracts (Note 1)	216,392		19,502		—	—	—
Foreign currency translations	—		—		—	—	—

	834,757,538		34,836,849		49,877,797	(43,094,161)	7,090,640

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	1,037,886,136		79,952,086		141,848,445	68,080,412	27,699,414

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,093,563,045		$83,121,376		$147,493,468	$66,404,757	$29,462,451

(a)	The Retirement and Allocation Funds are invested in affiliated funds of Mutual of America Investment Corporation and receive dividend income entirely from these affiliated funds.

(b)

The Retirement and Allocation Funds incur direct investment management expenses of .05% and .00%, respectively. Certain operating expenses that can be attributed only to the Retirement and Allocation Funds were charged directly to those Funds, subject to the Adviser’s agreement to reimburse direct non-advisory operating expenses of any such Fund whose average daily net assets for the prior calendar year was less than $50 million. The Retirement and Allocation Funds will also continue to bear their pro-rata share of the non-advisory operating expenses borne by each of the underlying Funds in which they invest.

(c)	Realized gains and losses for the Retirement and Allocation Funds result from the disposition of shares of the underlying funds.

(d)	The Retirement and Allocation funds are invested in affiliated funds of Mutual of America Investment Corporation and derive unrealized gains and losses entirely from these affiliated funds.

The accompanying notes are an integral part of these financial statements.

Mid Cap Value Fund	Mid-Cap Equity Index Fund	Composite Fund	International Fund	Catholic Values Index Fund	Retirement Income Fund		2015 Retirement Fund		2020 Retirement Fund		2025 Retirement Fund

$2,419,202	$27,621,775	$2,397,227	$24,008,217 (e)	$53,467 (e)	$2,696,668	(a)	$1,953,924	(a)	$8,405,690	(a)	$15,181,793	(a)
436	10,918	1,704,264	(477)	(12)	—		—		—		—

2,419,638	27,632,693	4,101,491	24,007,740	53,455	2,696,668		1,953,924		8,405,690		15,181,793

626,699	1,500,838	826,220	829,997	5,811	101,593	(b)	70,374	(b)	305,161	(b)	555,358	(b)

59,925	403,040	79,926	238,719	47,862	49,109	(b)	48,815	(b)	51,017	(b)	53,386	(b)
3,124	5,050	6,043	2,665	4,805	2,516	(b)	2,619	(b)	2,565	(b)	2,565	(b)
3,600	49,356	6,154	57,929	2,436	36,681	(b)	35,147	(b)	79,580	(b)	111,716	(b)
5,466	95,967	1,906	53,071	186	—	(b)	—	(b)	—	(b)	—	(b)
26,887	28,382	13,634	29,876	7,285	23,155	(b)	23,147	(b)	23,147	(b)	23,147	(b)
5,577	134,125	4,293	9,753	700	1,607	(b)	1,109	(b)	4,826	(b)	8,825	(b)
6,846	120,205	3,408	66,475	233	—	(b)	—	(b)	—	(b)	—	(b)
—	417,676	—	—	—	—	(b)	—	(b)	—	(b)	—	(b)
3,077	43,223	2,286	42,635	13,462	10,513	(b)	4,665	(b)	41,777	(b)	84,245	(b)

114,502	1,297,024	117,650	501,123	76,969	123,581		115,502		202,912		283,884

741,201	2,797,862	943,870	1,331,120	82,780	225,174		185,876		508,073		839,242
—	—	—	—	(74,257)	—		—		—		—

741,201	2,797,862	943,870	1,331,120	8,523	225,174		185,876		508,073		839,242

1,678,437	24,834,831	3,157,621	22,676,620	44,932	2,471,494		1,768,048		7,897,617		14,342,551

12,682,385	271,214,212	10,018,834	207,726,526	55,115	4,184,449	(c)	5,568,226	(c)	24,901,126	(c)	30,824,227	(c)
—	8,300,631	—	162,584	—	—		—		—		—
—	—	—	(271,993)	—	—		—		—		—
—	—	—	—	—	4,163,649		3,679,925		21,428,371		49,957,887

12,682,385	279,514,843	10,018,834	207,617,117	55,115	8,348,098		9,248,151		46,329,497		80,782,114

17,071,365	129,764,049	18,110,882	(128,573,177)	879,011	409,403	(d)	(466,636	)(d)	2,470,047	(d)	28,859,205	(d)
—	532,260	—	406,890	—	—		—		—		—
—	—	—	7,023	—	—		—		—		—

17,071,365	130,296,309	18,110,882	(128,159,264)	879,011	409,403		(466,636)		2,470,047		28,859,205

29,753,750	409,811,152	28,129,716	79,457,853	934,126	8,757,501		8,781,515		48,799,544		109,641,319

$31,432,187	$434,645,983	$31,287,337	$102,134,473	$979,058	$11,228,995		$10,549,563		$56,697,161		$123,983,870

(e)	Net of foreign taxes as follows:

Equity Index Fund	$8,307
All America Fund	$2,643
Small Cap Equity Index Fund	$1,735
International Fund	$549,351
Catholic Values Index Fund	$36

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended December 31, 2021

	2030 Retirement Fund		2035 Retirement Fund		2040 Retirement Fund		2045 Retirement Fund		2050 Retirement Fund
INVESTMENT INCOME AND EXPENSES
INVESTMENT INCOME
Dividends	$14,670,929	(a)	$12,957,223	(a)	$10,722,479	(a)	$10,805,926	(a)	$7,997,982	(a)
Interest	—		—		—		—		—

Total investment income	14,670,929		12,957,223		10,722,479		10,805,926		7,997,982

EXPENSES
Investment advisory fees (Note 2)	554,326	(b)	486,977	(b)	411,679	(b)	425,120	(b)	316,147	(b)

Other operating expenses
Accounting and recordkeeping expenses	53,381	(b)	52,718	(b)	52,013	(b)	52,140	(b)	51,120	(b)
Shareholders reports	2,565	(b)	2,565	(b)	2,565	(b)	2,565	(b)	2,565	(b)
Custodian expenses	112,806	(b)	97,729	(b)	86,693	(b)	88,813	(b)	71,856	(b)
Independent directors’ fees and expenses	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Audit	23,147	(b)	23,146	(b)	23,146	(b)	23,146	(b)	23,146	(b)
Legal and Compliance	8,818	(b)	7,700	(b)	6,510	(b)	6,722	(b)	4,999	(b)
Administrative	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Licenses	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Fees and registration	80,355	(b)	65,149	(b)	57,100	(b)	58,878	(b)	43,125	(b)

Total operating expenses	281,072		249,007		228,027		232,264		196,811

Total expenses before reimbursement	835,398		735,984		639,706		657,384		512,958
Fee waiver and expense reimbursement (Note 2)	—		—		—		—		—

Net expenses	835,398		735,984		639,706		657,384		512,958

Net Investment Income (Loss)	13,835,531		12,221,239		10,082,773		10,148,542		7,485,024

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (Note 1)
Net realized gain (loss) on:
Investment securities	25,284,803	(c)	20,224,437	(c)	25,576,833	(c)	30,382,799	(c)	15,622,498	(c)
Futures contracts (Note 1)	—		—		—		—		—
Foreign currency translations	—		—		—		—		—
Gain distributions from Mutual of America Investment Corporation Funds	60,039,594		62,204,994		54,787,899		58,776,653		46,308,534

	85,324,397		82,429,431		80,364,732		89,159,452		61,931,032

Change in net unrealized appreciation (depreciation) of:
Investment securities	54,751,574	(d)	61,221,396	(d)	54,845,275	(d)	55,263,833	(d)	46,655,659	(d)
Futures contracts (Note 1)	—		—		—		—		—
Foreign currency translations	—		—		—		—		—

	54,751,574		61,221,396		54,845,275		55,263,833		46,655,659

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	140,075,971		143,650,827		135,210,007		144,423,285		108,586,691

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$153,911,502		$155,872,066		$145,292,780		$154,571,827		$116,071,715

(a)	The Retirement and Allocation Funds are invested in affiliated funds of Mutual of America Investment Corporation and receive dividend income entirely from these affiliated funds.

(b)

The Retirement and Allocation Funds incur direct investment management expenses of .05% and .00%, respectively. Certain operating expenses that can be attributed only to the Retirement and Allocation Funds were charged directly to those Funds, subject to the Adviser’s agreement to reimburse direct non-advisory operating expenses of any such Fund whose average daily net assets for the prior calendar year was less than $50 million. The Retirement and Allocation Funds will also continue to bear their pro-rata share of the non-advisory operating expenses borne by each of the underlying Funds in which they invest.

(c)	Realized gains and losses for the Retirement and Allocation Funds result from the disposition of shares of the underlying funds.

(d)	The Retirement and Allocation funds are invested in affiliated funds of Mutual of America Investment Corporation and derive unrealized gains and losses entirely from these affiliated funds.

The accompanying notes are an integral part of these financial statements.

2055 Retirement Fund		2060 Retirement Fund		2065 Retirement Fund		Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund		Money Market Fund	Mid-Term Bond Fund	Bond Fund

$3,492,798	(a)	$1,296,982	(a)	$145,186	(a)	$2,782,260	(a)	$6,497,483	(a)	$4,645,313	(a)	$—	$—	$—
—		—		—		—		—		—		88,920	14,408,472	39,321,615

3,492,798		1,296,982		145,186		2,782,260		6,497,483		4,645,313		88,920	14,408,472	39,321,615

138,092	(b)	49,940	(b)	4,849	(b)	—	(b)	—	(b)	—	(b)	222,276	3,266,362	7,720,703

49,452	(b)	48,626	(b)	48,542	(b)	49,072	(b)	50,366	(b)	49,886	(b)	58,467	182,279	372,775
2,565	(b)	2,565	(b)	2,565	(b)	2,496	(b)	2,496	(b)	2,713	(b)	2,548	3,674	8,505
45,402	(b)	32,059	(b)	23,540	(b)	34,312	(b)	53,260	(b)	50,077	(b)	6,272	10,555	29,529
—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	7,110	39,165	94,945
23,146	(b)	23,146	(b)	23,146	(b)	23,150	(b)	22,404	(b)	23,150	(b)	26,140	31,744	31,744
2,183	(b)	789	(b)	77	(b)	1,545	(b)	3,728	(b)	2,919	(b)	15,799	33,130	82,206
—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	8,905	34,057	73,924
—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	—	—
17,669	(b)	715	(b)	8,597	(b)	8,302	(b)	28,423	(b)	19,356	(b)	37,399	6,097	10,844

140,417		107,900		106,467		118,877		160,677		148,101		162,640	340,701	704,472

278,509		157,840		111,316		118,877		160,677		148,101		384,916	3,607,063	8,425,175
—		(107,900)		(106,467)		—		—		—		—	—	—

278,509		49,940		4,849		118,877		160,677		148,101		384,916	3,607,063	8,425,175

3,214,289		1,247,042		140,337		2,663,383		6,336,806		4,497,212		(295,996)	10,801,409	30,896,440

5,335,205	(c)	3,173,852	(c)	468,052	(c)	8,038,024	(c)	25,836,844	(c)	19,673,585	(c)	251	5,885,928	13,764,131
—		—		—		—		—		—		—	—	—
—		—		—		—		—		—		—	—	—
21,693,692		8,577,916		1,133,233		5,068,595		20,723,225		23,688,762		—	—	—

27,028,897		11,751,768		1,601,285		13,106,619		46,560,069		43,362,347		251	5,885,928	13,764,131

20,261,616	(d)	5,196,328	(d)	(180,693	)(d)	(1,210,700	)(d)	9,143,168	(d)	12,981,339	(d)	—	(34,332,267)	(90,223,096)
—		—		—		—		—		—		—	—	—
—		—		—		—		—		—		—	—	—

20,261,616		5,196,328		(180,693)		(1,210,700)		9,143,168		12,981,339		—	(34,332,267)	(90,223,096)

47,290,513		16,948,096		1,420,592		11,895,919		55,703,237		56,343,686		251	(28,446,339)	(76,458,965)

$50,504,802		$18,195,138		$1,560,929		$14,559,302		$62,040,043		$60,840,898		$(295,745)	$(17,644,930)	$(45,562,525)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

	Equity Index Fund		All America Fund
	2021	2020	2021	2020
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$55,676,909	$56,045,064	$3,169,290	$3,683,589
Net realized gain (loss) on investments and futures contracts	203,128,598	264,897,918	45,115,237	25,784,143
Change in net unrealized appreciation (depreciation) of investments and futures contracts	834,757,538	231,171,542	34,836,849	14,852,230

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,093,563,045	552,114,524	83,121,376	44,319,962

DISTRIBUTIONS (Notes 1 and 5)
From Distributable Earnings	(242,994,218)	(342,809,439)	(35,961,072)	(43,489,432)
Return of Capital	—	—	—	—

Total distributions	(242,994,218)	(342,809,439)	(35,961,072)	(43,489,432)

CAPITAL TRANSACTIONS (Note 4)
Net proceeds from sale of shares	630,621,733	222,803,338	21,551,560	4,101,453
Shares issued in reorganization(a)	—	82,906,910	—	7,991,417
Dividends reinvested	242,985,966	342,809,439	35,952,399	43,489,432
Cost of shares redeemed	(446,727,106)	(529,438,287)	(50,188,312)	(34,527,936)
Cost of shares transferred out(b)	—	(92,468,415)	—	(14,403,649)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	426,880,593	26,612,985	7,315,647	6,650,717

INCREASE (DECREASE) IN NET ASSETS	1,277,449,420	235,918,070	54,475,951	7,481,247
NET ASSETS, BEGINNING OF YEAR	3,714,062,548	3,478,144,478	319,943,761	312,462,514

NET ASSETS, END OF YEAR	$4,991,511,968	$3,714,062,548	$374,419,712	$319,943,761

OTHER INFORMATION (Notes 4 and 8):
Shares outstanding at the beginning of year(c)	72,617,764	72,621,716	13,230,675	12,891,507

Shares sold(c)	10,887,031	4,667,079	753,416	185,013
Shares issued in reorganization(a)	—	1,645,958	—	335,915
Shares issued as reinvestment of dividends(c)	4,025,477	6,909,478	1,323,948	1,923,543
Shares redeemed(c)	(7,547,331)	(11,335,225)	(1,807,390)	(1,519,793)
Shares transferred out(b)(c)	—	(1,891,242)	—	(585,510)

Net Increase (decrease)(c)	7,365,177	(3,952)	269,974	339,168

Shares outstanding at the end of year	79,982,941	72,617,764	13,500,649	13,230,675

(a)	Reorganization of the Mutual of America Institutional Funds, Inc. into the corresponding Funds of the Mutual of America Investment Corporation on December 16, 2020.
(b)	Transfer of interests from non-qualified plans out of the Funds of the Mutual of America Investment Corporation into the Mutual of America Variable Insurance Portfolios on January 24, 2020.
(c)

On September 25, 2020, the Mutual of America Investment Corporation Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical shares outstanding and share activity have been adjusted for periods shown in 2020 to reflect the split on a retroactive basis to the applicable Funds.

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund		Small Cap Growth Fund		Small Cap Equity Index Fund		Mid Cap Value Fund		Mid-Cap Equity Index Fund
2021	2020	2021	2020	2021	2020	2021	2020	2021	2020

$5,645,023	$7,563,604	$(1,675,655)	$(966,517)	$1,763,037	$715,873	$1,678,437	$2,409,233	$24,834,831	$23,260,050
91,970,648	(43,643,549)	111,174,573	73,975,984	20,608,774	308,135	12,682,385	(66,059)	279,514,843	56,450,398

49,877,797	8,588,613	(43,094,161)	123,945,941	7,090,640	18,875,565	17,071,365	(757,012)	130,296,309	130,530,271

147,493,468	(27,491,332)	66,404,757	196,955,408	29,462,451	19,899,573	31,432,187	1,586,162	434,645,983	210,240,719

(40,135,620)	(28,428,589)	(105,443,054)	(103,122,298)	(20,275,131)	(1,550,700)	(9,993,931)	(5,719,085)	(257,518,766)	(151,853,832)
—	—	—	—	—	—	—	(678,075)	—	—

(40,135,620)	(28,428,589)	(105,443,054)	(103,122,298)	(20,275,131)	(1,550,700)	(9,993,931)	(6,397,160)	(257,518,766)	(151,853,832)

70,193,019	28,052,920	66,153,279	30,701,559	64,351,125	64,708,346	28,792,535	3,681,614	208,074,838	119,055,319
—	15,029,422	—	17,526,115	—	—	—	—	—	41,427,718
40,133,649	28,428,575	105,443,019	103,122,298	20,275,131	1,550,700	9,993,931	6,397,160	257,507,697	151,853,832
(109,991,877)	(52,012,239)	(126,473,415)	(174,942,772)	(58,214,615)	(5,832,715)	(18,629,960)	(12,548,364)	(380,171,782)	(145,486,871)
—	(9,394,805)	—	(12,583,395)	—	(701,461)	—	(2,053,847)	—	(50,110,836)

334,791	10,103,873	45,122,883	(36,176,195)	26,411,641	59,724,870	20,156,506	(4,523,437)	85,410,753	116,739,162

107,692,639	(45,816,048)	6,084,586	57,656,915	35,598,961	78,073,743	41,594,762	(9,334,435)	262,537,970	175,126,049
472,432,678	518,248,726	667,073,075	609,416,160	107,177,313	29,103,570	89,532,742	98,867,177	1,855,805,823	1,680,679,774

$580,125,317	$472,432,678	$673,157,661	$667,073,075	$142,776,274	$107,177,313	$131,127,504	$89,532,742	$2,118,343,793	$1,855,805,823

35,115,373	34,293,553	38,046,457	41,656,603	9,975,863	2,931,945	5,764,324	6,042,686	80,440,238	74,851,234

4,244,420	2,337,262	3,479,903	1,990,666	5,070,974	7,626,359	1,516,493	269,106	7,784,589	5,856,707
—	1,134,296	—	1,021,931	—	—	—	—	—	1,818,600
2,506,842	2,549,429	6,704,131	6,254,225	1,805,561	164,820	538,613	463,561	10,565,990	7,466,295
(6,748,212)	(4,566,982)	(6,721,763)	(12,036,147)	(4,529,830)	(676,269)	(993,527)	(885,254)	(14,459,937)	(7,324,100)
—	(632,185)	—	(840,821)	—	(70,992)	—	(125,775)	—	(2,228,498)

3,050	821,820	3,462,271	(3,610,146)	2,346,705	7,043,918	1,061,579	(278,362)	3,890,642	5,589,004

35,118,423	35,115,373	41,508,728	38,046,457	12,322,568	9,975,863	6,825,903	5,764,324	84,330,880	80,440,238

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the Years Ended December 31,

	Composite Fund		International Fund
	2021	2020	2021	2020
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$3,157,621	$3,172,737	$22,676,620	$15,850,612
Net realized gain (loss) on investments and futures contracts	10,018,834	5,473,148	207,617,117	(5,255,193)
Change in net unrealized appreciation (depreciation) of investments and futures contracts	18,110,882	11,232,062	(128,159,264)	72,675,712

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	31,287,337	19,877,947	102,134,473	83,271,131

DISTRIBUTIONS (Notes 1 and 5)
From Distributable Earnings	(10,995,338)	(15,574,713)	(118,846,144)	(38,211,887)
Return of Capital	—	—	—	(25,300)

Total distributions	(10,995,338)	(15,574,713)	(118,846,144)	(38,237,187)

CAPITAL TRANSACTIONS (Note 4)
Net proceeds from sale of shares	13,189,190	7,164,375	230,652,095	180,656,978
Shares issued in reorganization(a)	—	—	—	10,248,633
Dividends reinvested	10,995,328	15,574,713	118,846,144	38,237,187
Cost of shares redeemed	(17,696,981)	(19,237,441)	(70,392,826)	(43,888,550)
Cost of shares transferred out(b)	—	(10,356,215)	—	(10,297,584)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	6,487,537	(6,854,568)	279,105,413	174,956,664

INCREASE (DECREASE) IN NET ASSETS	26,779,536	(2,551,334)	262,393,742	219,990,608
NET ASSETS, BEGINNING OF YEAR	191,298,730	193,850,064	940,417,003	720,426,395

NET ASSETS, END OF YEAR	$218,078,266	$191,298,730	$1,202,810,745	$940,417,003

OTHER INFORMATION (Notes 4 and 8):
Shares outstanding at the beginning of year(c)	9,984,951	10,379,080	100,642,322	79,591,120

Shares sold(c)	637,935	386,250	23,352,619	22,042,919
Shares issued in reorganization(a)	—	—	—	1,103,190
Shares issued as reinvestment of dividends(c)	528,353	831,488	13,050,626	4,425,089
Shares redeemed(c)	(852,408)	(1,063,582)	(7,126,857)	(5,382,530)
Shares transferred out(b)(c)	—	(548,285)	—	(1,137,466)

Net Increase (decrease)(c)	313,880	(394,129)	29,276,388	21,051,202

Shares outstanding at the end of year	10,298,831	9,984,951	129,918,710	100,642,322

†	For the period September 30, 2020 (commencement of operations) to December 31, 2020.
(a)

Reorganization of the Mutual of America Institutional Funds, Inc. into the corresponding Funds of the Mutual of America Investment Corporation on December 16, 2020. Amounts included for the Retirement Income Fund related to the reorganization of the Mutual of America Investment Corporation 2010 Retirement Fund into the Retirement Income Fund on July 31, 2020.

(b)	Transfer of interests from non-qualified plans out of the Funds of the Mutual of America Investment Corporation into the Mutual of America Variable Insurance Portfolios on January 24, 2020.
(c)

On September 25, 2020, the Mutual of America Investment Corporation Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical shares outstanding and share activity have been adjusted for periods shown in 2020 to reflect the split on a retroactive basis to the applicable Funds.

(d)

The Fund accrued a non-recurring capital contribution from Mutual of America Capital Management LLC of $410,599 to reflect lost opportunity cost arising when a portion of the portfolio was uninvested. The capital contribution was made in early 2022. Amount includes this contribution.

The accompanying notes are an integral part of these financial statements.

Catholic Values Index Fund		Retirement Income Fund		2015 Retirement Fund		2020 Retirement Fund		2025 Retirement Fund
2021	2020†	2021	2020	2021	2020	2021	2020	2021	2020

$44,932	$12,660	$2,471,494	$6,544,283	$1,768,048	$4,915,433	$7,897,617	$20,551,389	$14,342,551	$33,643,462
55,115	10,030	8,348,098	6,705,930	9,248,151	6,453,126	46,329,497	35,148,214	80,782,114	67,649,405
879,011	340,630	409,403	(1,630,228)	(466,636)	(1,695,484)	2,470,047	(7,873,904)	28,859,205	(9,478,937)

979,058	363,320	11,228,995	11,619,985	10,549,563	9,673,075	56,697,161	47,825,699	123,983,870	91,813,930

(101,804)	(12,467)	(8,892,185)	(13,250,701)	(16,637,227)	(17,483,888)	(40,224,129)	(75,581,196)	(72,513,821)	(117,740,183)
—	—	—	—	—	—	—	—	—	—

(101,804)	(12,467)	(8,892,185)	(13,250,701)	(16,637,227)	(17,483,888)	(40,224,129)	(75,581,196)	(72,513,821)	(117,740,183)

236,296	3,000,003	52,213,839	38,401,475	12,258,619 (d)	10,022,306	43,652,920	31,471,483	126,192,454	79,816,212
—	—	—	28,086,782	—	—	—	—	—	—
101,803	12,467	8,892,184	13,250,701	16,637,214	17,483,888	40,224,177	75,581,196	72,513,741	117,740,183
(195)	—	(32,312,844)	(21,971,897)	(22,098,034)	(22,772,665)	(73,701,015)	(76,192,387)	(67,718,261)	(76,394,249)
—	—	—	(1,600,937)	—	(5,666,011)	—	(17,111,295)	—	(21,099,651)

337,904	3,012,470	28,793,179	56,166,124	6,797,799	(932,482)	10,176,082	13,748,997	130,987,934	100,062,495

1,215,158	3,363,323	31,129,989	54,535,408	710,135	(8,743,295)	26,649,114	(14,006,500)	182,457,983	74,136,242
3,363,323	—	192,589,929	138,054,521	139,802,359	148,545,654	594,455,664	608,462,164	1,020,349,904	946,213,662

$4,578,481	$3,363,323	$223,719,918	$192,589,929	$140,512,494	$139,802,359	$621,104,778	$594,455,664	$1,202,807,887	$1,020,349,904

301,135	—	15,926,251	11,422,796	14,119,917	14,161,827	50,203,998	48,974,755	76,786,323	69,330,940

16,992	300,000	4,219,877	3,113,205	1,158,254	968,810	3,527,159	2,554,395	8,918,442	5,924,572
—	—	—	2,244,322	—	—	—	—	—	—
7,587	1,135	726,833	1,093,988	1,750,775	1,760,834	3,307,226	6,395,843	5,211,134	8,938,452
(14)	—	(2,617,969)	(1,817,058)	(2,167,294)	(2,237,385)	(5,940,481)	(6,359,551)	(4,819,182)	(5,879,664)
—	—	—	(131,012)	—	(534,169)	—	(1,361,444)	—	(1,527,977)

24,565	301,135	2,328,741	4,503,455	741,735	(41,910)	893,904	1,229,243	9,310,394	7,455,383

325,700	301,135	18,254,992	15,926,251	14,861,652	14,119,917	51,097,902	50,203,998	86,096,717	76,786,323

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the Years Ended December 31,

	2030 Retirement Fund		2035 Retirement Fund
	2021	2020	2021	2020
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$13,835,531	$30,850,694	$12,221,239	$25,971,896
Net realized gain (loss) on investments and futures contracts	85,324,397	69,634,010	82,429,431	61,873,359
Change in net unrealized appreciation (depreciation) of investments and futures contracts	54,751,574	1,336,297	61,221,396	7,194,503

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	153,911,502	101,821,001	155,872,066	95,039,758

DISTRIBUTIONS (Notes 1 and 5)
From Distributable Earnings	(72,519,277)	(114,243,317)	(60,726,019)	(101,259,844)
Return of Capital	—	—	—	—

Total distributions	(72,519,277)	(114,243,317)	(60,726,019)	(101,259,844)

CAPITAL TRANSACTIONS (Note 4)
Net proceeds from sale of shares	140,945,047	89,852,979	141,579,441	79,004,302
Shares issued in reorganization(a)	—	—	—	—
Dividends reinvested	72,519,276	114,243,317	60,726,019	101,259,844
Cost of shares redeemed	(45,542,303)	(50,543,124)	(42,732,339)	(33,725,224)
Cost of shares transferred out(b)	—	(13,441,633)	—	(5,614,307)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	167,922,020	140,111,539	159,573,121	140,924,615

INCREASE (DECREASE) IN NET ASSETS	249,314,245	127,689,223	254,719,168	134,704,529
NET ASSETS, BEGINNING OF YEAR	981,347,948	853,658,725	846,422,786	711,718,257

NET ASSETS, END OF YEAR	$1,230,662,193	$981,347,948	$1,101,141,954	$846,422,786

OTHER INFORMATION (Notes 4 and 8):
Shares outstanding at the beginning of year(c)	69,679,174	59,618,178	58,765,329	48,790,051

Shares sold(c)	9,224,072	6,420,664	8,909,667	5,595,391
Shares issued in reorganization(a)	—	—	—	—
Shares issued as reinvestment of dividends(c)	4,795,538	8,244,478	3,844,043	7,177,244
Shares redeemed(c)	(2,991,515)	(3,676,027)	(2,711,470)	(2,416,724)
Shares transferred out(b)(c)	—	(928,119)	—	(380,633)

Net Increase (decrease)(c)	11,028,095	10,060,996	10,042,240	9,975,278

Shares outstanding at the end of year	80,707,269	69,679,174	68,807,569	58,765,329

(a)	Reorganization of the Mutual of America Institutional Funds, Inc. into the corresponding Funds of the Mutual of America Investment Corporation on December 16, 2020.
(b)	Transfer of interests from non-qualified plans out of the Funds of the Mutual of America Investment Corporation into the Mutual of America Variable Insurance Portfolios on January 24, 2020.
(c)

On September 25, 2020, the Mutual of America Investment Corporation Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical shares outstanding and share activity have been adjusted for periods shown in 2020 to reflect the split on a retroactive basis to the applicable Funds.

The accompanying notes are an integral part of these financial statements.

2040 Retirement Fund		2045 Retirement Fund		2050 Retirement Fund		2055 Retirement Fund		2060 Retirement Fund
2021	2020	2021	2020	2021	2020	2021	2020	2021	2020

$10,082,773	$21,049,756	$10,148,542	$21,440,963	$7,485,024	$15,384,243	$3,214,289	$5,968,239	$1,247,042	$1,886,681
80,364,732	53,314,099	89,159,452	52,730,227	61,931,032	27,981,751	27,028,897	9,187,464	11,751,768	3,236,771
54,845,275	10,744,116	55,263,833	13,487,680	46,655,659	22,495,604	20,261,616	14,299,710	5,196,328	5,914,426

145,292,780	85,107,971	154,571,827	87,658,870	116,071,715	65,861,598	50,504,802	29,455,413	18,195,138	11,037,878

(60,303,681)	(83,017,355)	(67,410,365)	(84,824,286)	(42,920,507)	(48,755,609)	(17,476,074)	(16,093,414)	(7,148,245)	(4,326,553)
—	—	—	—	—	—	—	—	—	—

(60,303,681)	(83,017,355)	(67,410,365)	(84,824,286)	(42,920,507)	(48,755,609)	(17,476,074)	(16,093,414)	(7,148,245)	(4,326,553)

107,205,422	68,976,479	100,357,118	61,759,928	92,838,414	61,596,754	68,045,914	51,903,932	44,933,830	34,337,446
—	—	—	—	—	—	—	—	—	—
60,303,681	83,017,355	67,410,365	84,824,286	42,920,475	48,755,609	17,476,074	16,093,414	7,148,245	4,326,553
(34,857,331)	(28,541,046)	(31,415,886)	(24,320,527)	(27,218,319)	(14,881,058)	(8,500,846)	(5,126,301)	(5,211,682)	(2,259,873)
—	(4,867,389)	—	(2,384,789)	—	(2,190,996)	—	(543,138)	—	(343,594)

132,651,772	118,585,399	136,351,597	119,878,898	108,540,570	93,280,309	77,021,142	62,327,907	46,870,393	36,060,532

217,640,871	120,676,015	223,513,059	122,713,482	181,691,778	110,386,298	110,049,870	75,689,906	57,917,286	42,771,857
707,784,132	587,108,117	733,341,726	610,628,244	535,764,841	425,378,543	219,770,629	144,080,723	72,380,541	29,608,684

$925,425,003	$707,784,132	$956,854,785	$733,341,726	$717,456,619	$535,764,841	$329,820,499	$219,770,629	$130,297,827	$72,380,541

49,008,583	40,533,331	51,349,800	42,639,025	29,903,295	24,345,003	15,724,944	10,822,796	6,098,095	2,663,256

6,659,929	4,960,098	6,282,162	4,531,287	4,627,732	3,724,443	4,334,405	4,127,342	3,356,560	3,296,439
—	—	—	—	—	—	—	—	—	—
3,779,500	5,887,865	4,270,949	6,113,283	2,144,103	2,829,666	1,111,407	1,199,353	535,001	375,027
(2,161,343)	(2,040,204)	(1,972,070)	(1,768,947)	(1,356,642)	(871,621)	(542,128)	(384,114)	(395,407)	(205,981)
—	(332,507)	—	(164,848)	—	(124,196)	—	(40,433)	—	(30,646)

8,278,086	8,475,252	8,581,041	8,710,775	5,415,193	5,558,292	4,903,684	4,902,148	3,496,154	3,434,839

57,286,669	49,008,583	59,930,841	51,349,800	35,318,488	29,903,295	20,628,628	15,724,944	9,594,249	6,098,095

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the Years Ended December 31,

	2065 Retirement Fund		Conservative Allocation Fund
	2021	2020††	2021	2020
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$140,337	$53,827	$2,663,383	$6,651,092
Net realized gain (loss) on investments and futures contracts	1,601,285	102,970	13,106,619	6,475,123
Change in net unrealized appreciation (depreciation) of investments and futures contracts	(180,693)	153,861	(1,210,700)	2,917,214

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,560,929	310,658	14,559,302	16,043,429

DISTRIBUTIONS (Notes 1 and 5)
From Distributable Earnings	(798,991)	(90,954)	(11,828,438)	(16,468,026)
Return of Capital	—	—	—	—

Total distributions	(798,991)	(90,954)	(11,828,438)	(16,468,026)

CAPITAL TRANSACTIONS (Note 4)
Net proceeds from sale of shares	14,789,318	2,871,670	18,231,133	23,413,451
Shares issued in reorganization(a)	—	—	—	—
Dividends reinvested	798,991	90,954	11,828,438	16,468,026
Cost of shares redeemed	(2,188,183)	(77,546)	(20,315,447)	(20,820,376)
Cost of shares transferred out(b)	—	—	—	(8,257,233)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	13,400,126	2,885,078	9,744,124	10,803,868

INCREASE (DECREASE) IN NET ASSETS	14,162,064	3,104,782	12,474,988	10,379,271
NET ASSETS, BEGINNING OF YEAR	3,104,782	—	188,332,303	177,953,032

NET ASSETS, END OF YEAR	$17,266,846	$3,104,782	$200,807,291	$188,332,303

OTHER INFORMATION (Notes 4 and 8):
Shares outstanding at the beginning of year(c)	271,146	—	14,861,052	14,003,868

Shares sold(c)	1,143,853	270,068	1,390,281	1,830,735
Shares issued in reorganization(a)	—	—	—	—
Shares issued as reinvestment of dividends(c)	61,824	7,993	919,044	1,301,597
Shares redeemed(c)	(168,341)	(6,915)	(1,552,642)	(1,633,103)
Shares transferred out(b)(c)	—	—	—	(642,045)

Net Increase (decrease)(c)	1,037,336	271,146	756,683	857,184

Shares outstanding at the end of year	1,308,482	271,146	15,617,735	14,861,052

††	For the period August 3, 2020 (commencement of operations) to December 31, 2020.
(a)	Reorganization of the Mutual of America Institutional Funds, Inc. into the corresponding Funds of the Mutual of America Investment Corporation on December 16, 2020.
(b)	Transfer of interests from non-qualified plans out of the Funds of the Mutual of America Investment Corporation into the Mutual of America Variable Insurance Portfolios on January 24, 2020.
(c)

On September 25, 2020, the Mutual of America Investment Corporation Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical shares outstanding and share activity have been adjusted for periods shown in 2020 to reflect the split on a retroactive basis to the applicable Funds.

The accompanying notes are an integral part of these financial statements.

Moderate Allocation Fund		Aggressive Allocation Fund		Money Market Fund		Mid-Term Bond Fund		Bond Fund
2021	2020	2021	2020	2021	2020	2021	2020	2021	2020

$6,336,806	$15,073,777	$4,497,212	$10,483,260	$(295,996)	$549,121	$10,801,409	$13,011,109	$30,896,440	$34,805,047
46,560,069	28,757,210	43,362,347	26,717,299	251	(6,312)	5,885,928	1,702,892	13,764,131	8,256,450
9,143,168	1,095,186	12,981,339	3,130,115	—	—	(34,332,267)	19,038,210	(90,223,096)	57,428,179

62,040,043	44,926,173	60,840,898	40,330,674	(295,745)	542,809	(17,644,930)	33,752,211	(45,562,525)	100,489,676

(36,972,663)	(55,302,633)	(39,180,662)	(49,309,821)	—	(4,464,975)	(16,840,881)	(27,279,923)	(44,496,157)	(80,935,361)
—	—	—	—	—	(11,829)	—	—	—	(84,884)

(36,972,663)	(55,302,633)	(39,180,662)	(49,309,821)	—	(4,476,804)	(16,840,881)	(27,279,923)	(44,496,157)	(81,020,245)

18,844,093	23,412,378	21,119,419	9,379,879	115,507,732	86,462,053	183,293,118	232,752,197	488,695,431	325,309,584
—	—	—	—	—	21,953,211	—	—	—	59,390,437
36,972,663	55,302,633	39,180,662	49,309,821	—	4,476,804	16,840,881	27,279,923	44,486,141	81,019,939
(37,399,631)	(42,363,474)	(28,737,119)	(27,789,940)	(64,362,964)	(138,855,687)	(129,344,184)	(92,638,684)	(267,793,837)	(155,369,258)
—	(15,201,555)	—	(4,887,000)	—	(1,531,926)	—	(16,985,523)	—	(30,405,919)

18,417,125	21,149,982	31,562,962	26,012,760	51,144,768	(27,495,545)	70,789,815	150,407,913	265,387,735	279,944,783

43,484,505	10,773,522	53,223,198	17,033,613	50,849,023	(31,429,540)	36,304,004	156,880,201	175,329,053	299,414,214
443,740,064	432,966,542	337,154,159	320,120,546	122,355,744	153,785,284	829,241,772	672,361,571	1,873,429,797	1,574,015,583

$487,224,569	$443,740,064	$390,377,357	$337,154,159	$173,204,767	$122,355,744	$865,545,776	$829,241,772	$2,048,758,850	$1,873,429,797

29,300,241	27,918,191	20,068,269	18,438,033	10,323,603	12,487,769	76,820,349	63,233,921	124,823,606	106,596,687

1,168,456	1,531,508	1,143,715	572,188	9,757,870	7,033,185	17,349,137	21,116,555	33,602,801	21,042,522
—	—	—	—	—	1,852,591	—	—	—	3,959,362
2,321,482	3,699,356	2,200,396	3,019,952	—	375,689	1,605,385	2,506,297	3,071,975	5,326,841
(2,308,355)	(2,880,276)	(1,560,756)	(1,683,360)	(5,436,757)	(11,301,338)	(12,225,415)	(8,452,119)	(18,381,595)	(10,069,276)
—	(968,538)	—	(278,544)	—	(124,293)	—	(1,584,305)	—	(2,032,530)

1,181,583	1,382,050	1,783,355	1,630,236	4,321,113	(2,164,166)	6,729,107	13,586,428	18,293,181	18,226,919

30,481,824	29,300,241	21,851,624	20,068,269	14,644,716	10,323,603	83,549,456	76,820,349	143,116,787	124,823,606

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS

Income from investment operations and distributions per share for a Fund share outstanding throughout the five years ended December 31, 2021 (or since the Fund’s inception date if in existence less than five years) and other supplementary data with respect to each Fund are presented below and in the pages following:

	Equity Index Fund
	Years Ended December 31,
	2021	2020(f)	2019(f)	2018(f)	2017(f)

Net Asset Value, Beginning of Year	$51.15	$47.89	$37.75	$41.04	$34.92

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.73	0.92	0.81	0.74	0.66
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	13.70	7.52	10.88	(2.41)	6.82

Total From Investment Operations	14.43	8.44	11.69	(1.67)	7.48

Less Distributions
From Net Investment Income	(0.70)	(1.68)	(0.74)	(0.67)	(0.62)
From Net Realized Gains	(2.47)	(3.50)	(0.81)	(0.95)	(0.74)

Total Distributions	(3.17)	(5.18)	(1.55)	(1.62)	(1.36)

Net Asset Value, End of Year	$62.41	$51.15	$47.89	$37.75	$41.04

Total Return (%)(i)	28.50	18.20	31.31	(4.56)	21.65
Net Assets, End of Year ($ millions)	4,992	3,714	3,478	2,629	2,712
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.27	1.72	1.90	1.83	1.85
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.13	0.15	0.13	0.13	0.14
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.13	0.15	0.13	0.13	0.13 (e)
Portfolio Turnover Rate (%)(a)	7.01	5.77	3.01	3.48	5.23

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)

On September 25, 2020, the Mutual of America Investment Corporation Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

(g)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(h)	Amount is less than $0.005 per share.

(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(j)	International Fund excludes the expenses of its ETF investments.

(k)	Amount is less than $0.00005 per share.

(l)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(m)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

All America Fund					Small Cap Value Fund
Years Ended December 31,					Years Ended December 31,
2021	2020(f)	2019(f)	2018(f)	2017(f)	2021	2020(f)	2019(f)	2018(f)	2017(f)

$24.18	$24.24	$20.50	$23.83	$22.91	$13.45	$15.11	$13.58	$17.35	$16.88

0.25	0.34	0.35	0.32	0.32	0.17	0.23	0.23	0.18	0.28
6.18	3.31	5.31	(2.04)	3.96	4.12	(1.03)	2.30	(2.42)	1.11

6.43	3.65	5.66	(1.72)	4.28	4.29	(0.80)	2.53	(2.24)	1.39

(0.20)	(0.63)	(0.30)	(0.31)	(0.31)	(0.09)	(0.41)	(0.13)	(0.25)	(0.10)
(2.68)	(3.08)	(1.62)	(1.30)	(3.05)	(1.13)	(0.45)	(0.87)	(1.28)	(0.82)

(2.88)	(3.71)	(1.92)	(1.61)	(3.36)	(1.22)	(0.86)	(1.00)	(1.53)	(0.92)

$27.73	$24.18	$24.24	$20.50	$23.83	$16.52	$13.45	$15.11	$13.58	$17.35

27.07	16.78	28.36	(8.27)	19.41	32.29	(4.01)	19.10	(14.57)	8.29
374	320	312	268	325	580	472	518	428	506
0.90	1.33	1.43	1.26	1.33	1.03	1.90	1.68	1.10	1.75
0.49	0.52	0.49	0.52	0.51	0.80	0.82	0.81	0.81	0.81
0.49	0.52	0.49	0.52	0.51	0.80	0.82	0.81	0.81	0.80 (e)
19.84	24.07	26.06	17.60	22.28	33.93	42.64	43.17	29.58	34.36

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	Small Cap Growth Fund
	Years Ended December 31,
	2021	2020(f)	2019(f)	2018(f)	2017(f)

Net Asset Value, Beginning of Year	$17.53	$14.63	$12.62	$15.44	$12.91

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	(0.03)	(0.02)	0.02	0.02	0.01
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	1.74	6.01	3.24	(1.72)	3.04

Total From Investment Operations	1.71	5.99	3.26	(1.70)	3.05

Less Distributions
From Net Investment Income	(0.01)	(0.06)	(0.01)	— (h)	—	(h)
From Net Realized Gains	(3.01)	(3.03)	(1.24)	(1.12)	(0.52)
Return of Capital	—	—	—	—	—

Total Distributions	(3.02)	(3.09)	(1.25)	(1.12)	(0.52)

Net Asset Value, End of Year	$16.22	$17.53	$14.63	$12.62	$15.44

Total Return (%)(i)	10.38	43.31	26.59	(12.53)	23.82
Net Assets, End of Year ($ millions)	673	667	609	483	555
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	(0.24)	(0.17)	0.17	0.13	0.06
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.80	0.81	0.81	0.81	0.82
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.80	0.81	0.81	0.81	0.80	(e)
Portfolio Turnover Rate (%)(a)	45.18	70.58	56.25	60.57	62.33

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)

On September 25, 2020, the Mutual of America Investment Corporation Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

(g)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(h)	Amount is less than $0.005 per share.
(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(j)	International Fund excludes the expenses of its ETF investments.

(k)	Amount is less than $0.00005 per share.

(l)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(m)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

Small Cap Equity Index Fund					Mid Cap Value Fund					Mid-Cap Equity Index Fund
Years Ended December 31,			Period Ended December 31, 2018(f)(g)		Years Ended December 31,					Years Ended December 31,
2021	2020(f)	2019(f)			2021	2020(f)	2019(f)	2018(f)	2017(f)	2021	2020(f)	2019(f)	2018(f)	2017(f)

$10.74	$9.93	$8.28	$10.00		$15.53	$16.36	$13.39	$17.12	$15.73	$23.07	$22.45	$19.31	$23.42	$21.68

0.16	0.07	0. 14	0.06		0.26	0.44	0.29	0.27	0.27	0.33	0.32	0.33	0.34	0.31
2.62	0.94	1.72	(1.72)		5.01	(0.14)	3.28	(2.41)	2.03	5.21	2.37	4.57	(2.66)	3.08

2.78	1.01	1.86	(1.66)		5.27	0.30	3.57	(2.14)	2.30	5.54	2.69	4.90	(2.32)	3.39

(0.15)	(0.07)	(0.13)	(0.06)		(0.14)	(0.53)	(0.21)	(0.29)	(0.18)	(0.30)	(0.59)	(0.27)	(0.32)	(0.27)
(1.78)	(0.13)	(0.08)	—	(h)	(1.45)	(0.48)	(0.39)	(1.30)	(0.73)	(3.19)	(1.48)	(1.49)	(1.47)	(1.38)
—	—	—	—	(h)	—	(0.12)	—	—	—	—	—	—	—	—

(1.93)	(0.20)	(0.21)	(0.06)		(1.59)	(1.13)	(0.60)	(1.59)	(0.91)	(3.49)	(2.07)	(1.76)	(1.79)	(1.65)

$11.59	$10.74	$9.93	$8.28		$19.21	$15.53	$16.36	$13.39	$17.12	25.12	$23.07	$22.45	$19.31	$23.42

26.56	10.62	22.40	(16.54	)(b)	34.35	2.82	27.04	(14.08)	14.92	24.56	13.50	26.01	(11.26)	16.05
143	107	29	17		131	90	99	80	103	2,118	1,856	1,681	1,281	1,452
1.29	1.51	1.50	1.51	(c)	1.47	2.96	1.85	1.51	1.55	1.24	1.56	1.67	1.52	1.46
0.25	0.39	0.42	1.61	(c)	0.65	0.74	0.66	0.65	0.64	0.14	0.15	0.13	0.14	0.14
0.14	0.12	0.14	0.14	(c)	0.65	0.74	0.66	0.65	0.64	0.14	0.15	0.13	0.14	0.14 (e)
69.91	42.67	97.06	81.79		23.84	23.65	17.65	10.75	24.09	25.62	13.14	14.30	20.26	19.36

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	Composite Fund
	Years Ended December 31,
	2021	2020(f)	2019(f)	2018(f)	2017(f)

Net Asset Value, Beginning of Year	$19.16	$18.68	$16.75	$19.08	$19.48

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.32	0.37	0.39	0.41	0.41
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	2.80	1.75	2.78	(0.86)	2.08

Total From Investment Operations	3.12	2.12	3.17	(0.45)	2.49

Less Distributions
From Net Investment Income	(0.32)	(0.77)	(0.41)	(0.40)	(0.43)
From Net Realized Gains	(0.78)	(0.87)	(0.83)	(1.48)	(2.46)
Return of Capital	—	—	—	—	—

Total Distributions	(1.10)	(1.64)	(1.24)	(1.88)	(2.89)

Net Asset Value, End of Year	$21.18	$19.16	$18.68	$16.75	$19.08

Total Return (%)(i)	16.48	11.77	19.37	(3.20)	13.37

Net Assets, End of Year ($ millions)	218	191	194	172	190
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.53	1.76	2.12	2.16	2.11
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)(j)	0.46	0.54	0.50	0.51	0.51
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)(j)	0.46	0.54	0.50	0.51	0.50 (e)
Portfolio Turnover Rate (%)(a)	23.68	38.58	41.92	37.37	60.13

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)

On September 25, 2020, the Mutual of America Investment Corporation Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

(g)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(h)	Amount is less than $0.005 per share.

(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(j)	International Fund excludes the expenses of its ETF investments.

(k)	Amount is less than $0.00005 per share.

(l)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(m)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

International Fund					Catholic Values Index Fund			Retirement Income Fund
Years Ended December 31,					Period Ended December 31,			Years Ended December 31,
2021	2020(f)	2019(f)	2018(f)	2017(f)	2021	2020(l)		2021	2020(f)	2019(f)	2018(f)	2017(f)

$9.34	$9.05	$7.66	$9.04	$7.43	$11.17	$10.00		$12.09	$12.09	$11.18	$11.67	$11.25

0.20	0.14	0.23	0.22	0.19	0.15	0.04		0.15	0.41	0.18	0.20	0.19
0.74	0.56	1.36	(1.40)	1.62	3.07	1.17		0.54	0.49	1.14	(0.33)	0.63

0.94	0.70	1.59	(1.18)	1.81	3.22	1.21		0.69	0.90	1.32	(0.13)	0.82

(0.16)	(0.38)	(0.20)	(0.20)	(0.18)	(0.14)	(0.04)		(0.16)	(0.60)	(0.20)	(0.20)	(0.21)
(0.86)	(0.03)	—	— (h)	(0.02)	(0.19)	—	(h)	(0.36)	(0.30)	(0.21)	(0.16)	(0.19)
—	— (h)	—	—	—	—	—		—	—	—	—	—

(1.02)	(0.41)	(0.20)	(0.20)	(0.20)	(0.33)	(0.04)		(0.52)	(0.90)	(0.41)	(0.36)	(0.40)

$9.26	$9.34	$9.05	$7.66	$9.04	$14.06	$11.17		$12.26	$12.09	$12.09	$11.18	$11.67

10.37	8.19	21.01	(13.36)	24.47	28.99	12.12	(b)	5.77	7.59	11.85	(1.21)	7.35

1,203	940	720	509	537	5	3		224	193	138	101	101
2.05	2.20	3.26	2.75	2.67	1.16	1.57	(c)	1.22	4.25	1.87	1.82	2.01
0.12	0.13	0.12	0.12	0.12	2.14	2.18	(c)	0.11	0.11	0.12	0.08	0.08
0.12	0.13	0.12	0.12	0.12 (e)	0.22	0.15	(c)	0.11	0.11	0.12	0.08	0.06 (e)
123.53	4.69	3.61	—	—	9.54	16.38	(b)	28.07	23.13	10.49	21.90	18.54

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2015 Retirement Fund
	Years Ended December 31,
	2021	2020(f)	2019(f)	2018(f)	2017(f)

Net Asset Value, Beginning of Year	$9.90	$10.49	$9.73	$10.67	$10.30

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.13	0.39	0.20	0.21	0.23
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.63	0.37	1.27	(0.49)	0.84

Total From Investment Operations	0.76	0.76	1.47	(0.28)	1.07

Less Distributions
From Net Investment Income	(0.15)	(0.59)	(0.22)	(0.21)	(0.22)
From Net Realized Gains	(1.09)	(0.76)	(0.49)	(0.45)	(0.48)

Total Distributions	(1.24)	(1.35)	(0.71)	(0.66)	(0.70)

Capital Contribution from Adviser	0.03 (n)	—	—	—	—

Net Asset Value, End of Year	$9.45	$9.90	$10.49	$9.73	$10.67

Total Return (%)(i)	8.11	7.65	15.34	(3.01)	10.64
Net Assets, End of Year ($ millions)	141	140	149	138	155
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.26	3.63	1.81	1.83	1.85
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.13	0.12	0.11	0.07	0.07
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.13	0.12	0.11	0.07	0.07
Portfolio Turnover Rate (%)(a)	24.63	25.28	13.69	14.75	14.98

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)

On September 25, 2020, the Mutual of America Investment Corporation Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

(g)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(h)	Amount is less than $0.005 per share.

(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(j)	International Fund excludes the expenses of its ETF investments.

(k)	Amount is less than $0.00005 per share.

(l)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(m)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

(n)

The Fund accrued a non-recurring capital contribution from Mutual of America Capital Management LLC of $410,599 to reflect lost opportunity cost arising when a portion of the portfolio was uninvested. The capital contribution was made in early 2022.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

2020 Retirement Fund					2025 Retirement Fund
Years Ended December 31,					Years Ended December 31,
2021	2020(f)	2019(f)	2018(f)	2017(f)	2021	2020(f)	2019(f)	2018(f)	2017(f)

$11.84	$12.42	$11.25	$12.25	$11.43	$13.29	$13.65	$12.02	$13.29	$12.12

0.16	0.46	0.22	0.22	0.20	0.18	0.48	0.20	0.21	0.17
0.99	0.62	1.71	(0.67)	1.21	1.39	0.85	2.15	(0.84)	1.56

1.15	1.08	1.93	(0.45)	1.41	1.57	1.33	2.35	(0.63)	1.73

(0.20)	(0.70)	(0.23)	(0.22)	(0.20)	(0.23)	(0.72)	(0.23)	(0.21)	(0.18)
(0.63)	(0.96)	(0.53)	(0.33)	(0.39)	(0.66)	(0.97)	(0.49)	(0.43)	(0.38)

(0.83)	(1.66)	(0.76)	(0.55)	(0.59)	(0.89)	(1.69)	(0.72)	(0.64)	(0.56)

—	—	—	—	—	—	—	—	—	—

$12.16	$11.84	$12.42	$11.25	$12.25	$13.97	$13.29	$13.65	$12.02	$13.29

9.80	9.11	17.53	(4.04)	12.52	11.96	10.26	19.79	(5.22)	14.44
621	594	608	515	525	1,203	1,020	946	710	686
1.29	3.66	1.85	1.89	1.89	1.29	3.68	1.81	1.81	1.81
0.08	0.07	0.08	0.07	0.07	0.08	0.07	0.07	0.06	0.07
0.08	0.07	0.08	0.07	0.07	0.08	0.07	0.07	0.06	0.07
22.78	22.40	10.33	10.84	7.09	15.42	16.72	5.08	6.74	5.78

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2030 Retirement Fund
	Years Ended December 31,
	2021	2020(f)	2019(f)	2018(f)	2017(f)

Net Asset Value, Beginning of Year	$14.08	$14.32	$12.36	$13.82	$12.46

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.19	0.48	0.20	0.20	0.16
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	1.94	1.10	2.47	(1.02)	1.81

Total From Investment Operations	2.13	1.58	2.67	(0.82)	1.97

Less Distributions
From Net Investment Income	(0.26)	(0.73)	(0.22)	(0.20)	(0.17)
From Net Realized Gains	(0.70)	(1.09)	(0.49)	(0.44)	(0.44)

Total Distributions	(0.96)	(1.82)	(0.71)	(0.64)	(0.61)

Net Asset Value, End of Year	$15.25	$14.08	$14.32	$12.36	$13.82

Total Return (%)(i)	15.29	11.67	21.93	(6.49)	16.01
Net Assets, End of Year ($ millions)	1,231	981	854	617	578
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.25	3.67	1.71	1.74	1.69
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.08	0.07	0.07	0.07	0.07
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.08	0.07	0.07	0.07	0.07
Portfolio Turnover Rate (%)(a)	13.45	12.53	4.23	5.01	5.75

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)

On September 25, 2020, the Mutual of America Investment Corporation Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

(g)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(h)	Amount is less than $0.005 per share.

(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(j)	International Fund excludes the expenses of its ETF investments.

(k)	Amount is less than $0.00005 per share.

(l)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(m)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

2035 Retirement Fund					2040 Retirement Fund
Years Ended December 31,					Years Ended December 31,
2021	2020(f)	2019(f)	2018(f)	2017(f)	2021	2020(f)	2019(f)	2018(f)	2017(f)

$14.40	$14.59	$12.43	$14.01	$12.52	$14.44	$14.48	$12.23	$13.86	$12.39

0.20	0.48	0.19	0.19	0.15	0.20	0.47	0.18	0.18	0.14
2.34	1.25	2.70	(1.14)	1.96	2.64	1.37	2.74	(1.20)	1.97

2.54	1.73	2.89	(0.95)	2.11	2.84	1.84	2.92	(1.02)	2.11

(0.29)	(0.72)	(0.22)	(0.19)	(0.16)	(0.30)	(0.70)	(0.21)	(0.19)	(0.14)
(0.65)	(1.20)	(0.51)	(0.44)	(0.46)	(0.83)	(1.18)	(0.46)	(0.42)	(0.50)

(0.94)	(1.92)	(0.73)	(0.63)	(0.62)	(1.13)	(1.88)	(0.67)	(0.61)	(0.64)

$16.00	$14.40	$14.59	$12.43	$14.01	$16.15	$14.44	$14.48	$12.23	$13.86

17.84	12.61	23.62	(7.36)	17.15	19.89	13.43	24.25	(7.94)	17.40
1,101	846	712	509	484	925	708	587	413	393
1.25	3.67	1.64	1.64	1.57	1.22	3.59	1.59	1.60	1.53
0.08	0.07	0.08	0.07	0.07	0.08	0.07	0.08	0.07	0.07
0.08	0.07	0.08	0.07	0.07	0.08	0.07	0.08	0.07	0.07
8.93	11.53	3.33	4.00	4.02	11.55	12.53	2.38	2.65	4.07

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2045 Retirement Fund
	Years Ended December 31,
	2021	2020(f)	2019(f)	2018(f)	2017(f)

Net Asset Value, Beginning of Year	$14.28	$14.32	$12.14	$13.87	$12.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.19	0.45	0.18	0.19	0.15
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	2.71	1.34	2.75	(1.25)	1.99

Total From Investment Operations	2.90	1.79	2.93	(1.06)	2.14

Less Distributions
From Net Investment Income	(0.29)	(0.68)	(0.21)	(0.19)	(0.15)
From Net Realized Gains	(0.92)	(1.15)	(0.54)	(0.48)	(0.48)

Total Distributions	(1.21)	(1.83)	(0.75)	(0.67)	(0.63)

Net Asset Value, End of Year	$15.97	$14.28	$14.32	$12.14	$13.87

Total Return (%)(i)	20.57	13.31	24.54	(8.29)	17.62
Net Assets, End of Year ($ millions)	957	733	611	438	437
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.19	3.54	1.54	1.55	1.45
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.08	0.07	0.08	0.07	0.07
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.08	0.07	0.08	0.07	0.07
Portfolio Turnover Rate (%)(a)	11.96	10.77	2.56	3.67	4.46

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)

On September 25, 2020, the Mutual of America Investment Corporation Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

(g)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(h)	Amount is less than $0.005 per share.

(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(j)	International Fund excludes the expenses of its ETF investments.

(k)	Amount is less than $0.00005 per share.

(l)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(m)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

2050 Retirement Fund					2055 Retirement Fund
Years Ended December 31,					Years Ended December 31,
2021	2020(f)	2019(f)	2018(f)	2017(f)	2021	2020(f)	2019(f)	2018(f)	2017(f)

$17.92	$17.47	$14.64	$16.59	$14.53	$13.98	$13.31	$11.02	$12.27	$10.40

0.24	0.54	0.19	0.20	0.12	0.18	0.38	0.10	0.10	—	(h)
3.45	1.68	3.37	(1.57)	2.45	2.74	1.41	2.56	(1.17)	1.87

3.69	2.22	3.56	(1.37)	2.57	2.92	1.79	2.66	(1.07)	1.87

(0.38)	(0.81)	(0.23)	(0.20)	(0.14)	(0.29)	(0.57)	(0.12)	(0.06)	—
(0.92)	(0.96)	(0.50)	(0.38)	(0.37)	(0.62)	(0.55)	(0.25)	(0.12)	—

(1.30)	(1.77)	(0.73)	(0.58)	(0.51)	(0.91)	(1.12)	(0.37)	(0.18)	—

$20.31	$17.92	$17.47	$14.64	$16.59	$15.99	$13.98	$13.31	$11.02	$12.27

20.82	13.39	24.65	(8.74)	17.86	21.11	13.93	24.39	(8.88)	17.9
717	536	425	285	256	330	220	144	70	34
1.18	3.56	1.53	1.55	1.47	1.16	3.66	1.58	1.73	1.90
0.08	0.08	0.08	0.07	0.07	0.10	0.11	0.12	0.11	0.14
0.08	0.08	0.08	0.07	0.07 (e)	0.10	0.11	0.12	0.05	0.05
11.57	9.80	2.11	2.26	3.75	10.49	7.28	0.57	3.42	4.32

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2060 Retirement Fund					2065 Retirement Fund
	Years Ended December 31,			Period Ended December 31, 2018(f)(g)		2021	Period Ended December 31, 2020(m)(f)
	2021	2020(f)	2019(f)

Net Asset Value, Beginning of Year	$11.87	$11.12	$8.95	$10.00		$11.45	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.16	0.28	0.08	0.02		0.16	0.22
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	2.38	1.25	2.11	(1.07)		2.31	1.59

Total From Investment Operations	2.54	1.53	2.19	(1.05)		2.47	1.81

Less Distributions
From Net Investment Income	(0.26)	(0.42)	(0.01)	—		(0.26)	(0.24)
From Net Realized Gains	(0.57)	(0.36)	(0.01)	—		(0.46)	(0.12)

Total Distributions	(0.83)	(0.78)	(0.02)	—		(0.72)	(0.36)

Net Asset Value, End of Year	$13.58	$11.87	$11.12	$8.95		$13.20	$11.45

Total Return (%)(i)	21.60	14.08	24.53	(10.54	)(b)	21.73	18.16	(b)
Net Assets, End of Year ($ millions)	130	72	30	4		17	3
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.25	4.14	1.95	0.74	(b)	1.44	3.40	(b)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.16	0.22	0.51	1.54	(c)	1.15	4.61	(c)
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.05	0.05	0.05	0.05	(c)	0.05	0.05	(c)
Portfolio Turnover Rate (%)(a)	14.26	6.70	1.73	6.10	(b)	28.10	10.76	(b)

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)

On September 25, 2020, the Mutual of America Investment Corporation Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

(g)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(h)	Amount is less than $0.005 per share.

(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(j)	International Fund excludes the expenses of its ETF investments.

(k)	Amount is less than $0.00005 per share.

(l)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(m)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

Conservative Allocation Fund					Moderate Allocation Fund					Aggressive Allocation Fund

Years Ended December 31,					Years Ended December 31,					Years Ended December 31,
2021	2020(f)	2019(f)	2018(f)	2017(f)	2021	2020(f)	2019(f)	2018(f)	2017(f)	2021	2020(f)	2019(f)	2018(f)	2017(f)
$12.67	$12.71	$11.65	$12.69	$12.12	$15.14	$15.51	$13.85	$15.55	$14.35	$16.80	$17.36	$15.30	$17.72	$16.31

0.18	0.48	0.24	0.27	0.26	0.22	0.58	0.29	0.31	0.28	0.23	0.59	0.29	0.31	0.28
0.80	0.67	1.38	(0.49)	0.81	1.90	1.13	2.32	(0.90)	1.66	2.78	1.60	3.10	(1.41)	2.39

0.98	1.15	1.62	(0.22)	1.07	2.12	1.71	2.61	(0.59)	1.94	3.01	2.19	3.39	(1.10)	2.67

(0.20)	(0.74)	(0.26)	(0.27)	(0.27)	(0.28)	(0.89)	(0.31)	(0.30)	(0.29)	(0.35)	(0.92)	(0.33)	(0.31)	(0.28)

(0.59)	(0.45)	(0.30)	(0.55)	(0.23)	(1.00)	(1.19)	(0.64)	(0.81)	(0.45)	(1.60)	(1.83)	(1.00)	(1.01)	(0.98)

(0.79)	(1.19)	(0.56)	(0.82)	(0.50)	(1.28)	(2.08)	(0.95)	(1.11)	(0.74)	(1.95)	(2.75)	(1.33)	(1.32)	(1.26)

$12.86	$12.67	$12.71	$11.65	$12.69	$15.98	$15.14	$15.51	$13.85	$15.55	$17.86	$16.80	$17.36	$15.30	$17.72

7.82	9.32	13.99	(2.04)	8.92	14.19	11.67	19.15	(4.41)	13.72	18.21	13.72	22.74	(7.13)	16.64
201	188	178	150	157	487	444	433	371	397	390	337	320	271	304
1.36	3.81	2.07	2.11	2.20	1.34	3.69	1.91	1.95	1.90	1.22	3.50	1.69	1.74	1.65
0.06	0.06	0.05	0.02	0.02	0.03	0.03	0.03	0.02	0.02	0.04	0.04	0.04	0.02	0.02
0.06	0.06	0.05	0.02	0.02	0.03	0.03	0.03	0.02	0.02	0.04	0.04	0.04	0.02	0.02
16.91	10.07	9.54	11.70	23.64	14.83	10.69	8.40	9.50	12.05	13.06	10.23	9.06	9.13	9.55

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	Money Market Fund
	Years Ended December 31,
	2021	2020(f)	2019(f)	2018(f)	2017(f)

Net Asset Value, Beginning of Year	$11.8520	$12.3148	$12.2150	$12.0402	$11.9721

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	(0.0202)	0.1845	0.3293	0.0810	0.0773
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	(0.0047)	(0.1478)	(0.0838)	0.1242	0.0052

Total From Investment Operations	(0.0249)	0.0367	0.2455	0.2052	0.0825

Less Distributions
From Net Investment Income	—	(0.4986)	(0.1457)	(0.0304)	(0.0144)
From Net Realized Gains	—	(0.0009)	— (k)	—	—
Return of Capital	—	— (k)	—	—	—

Total Distributions	—	(0.4995)	(0.1457)	(0.0304)	(0.0144)

Net Asset Value, End of Year	$11.8271	$11.8520	$12.3148	$12.2150	$12.0402

Total Return (%)(i)	(0.17)	0.28	2.01	1.71	0.70
Net Assets, End of Year ($ millions)	173	122	154	210	71
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	(0.20)	0.40	2.02	1.82	0.70
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.26	0.27	0.24	0.20	0.25
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.26	0.27	0.24	0.20	0.24 (e)
Portfolio Turnover Rate (%)(a)	NA	NA	NA	NA	NA

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)

On September 25, 2020, the Mutual of America Investment Corporation Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

(g)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(h)	Amount is less than $0.005 per share.

(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(j)	International Fund excludes the expenses of its ETF investments.

(k)	Amount is less than $0.00005 per share.

(l)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(m)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

Mid-Term Bond Fund					Bond Fund
Years Ended December 31,					Years Ended December 31,
2021	2020(f)	2019(f)	2018(f)	2017(f)	2021	2020(f)	2019(f)	2018(f)	2017(f)

$10.79	$10.63	$10.24	$10.41	$10.41	$15.01	$14.77	$14.07	$14.43	$14.34

0.14	0.15	0.21	0.23	0.21	0.23	0.28	0.35	0.38	0.37
(0.36)	0.39	0.41	(0.18)	0.03	(0.60)	0.67	0.72	(0.36)	0.15

(0.22)	0.54	0.62	0.05	0.24	(0.37)	0.95	1.07	0.02	0.52

(0.14)	(0.38)	(0.23)	(0.22)	(0.23)	(0.27)	(0.70)	(0.37)	(0.38)	(0.40)
(0.07)	— (h)	—	— (h)	(0.01)	(0.05)	(0.01)	—	—	(0.03)
—	—	—	—	—	—	— (h)	—	—	—

(0.21)	(0.38)	(0.23)	(0.22)	(0.24)	(0.32)	(0.71)	(0.37)	(0.38)	(0.43)

$10.36	$10.79	$10.63	$10.24	$10.41	$14.32	$15.01	$14.77	$14.07	$14.43

(2.02)	5.05	6.04	0.57	2.32	(2.45)	6.40	7.65	0.17	3.62
866	829	672	587	558	2,049	1,873	1,574	1,346	1,274
1.32	1.79	2.26	2.44	2.37	1.56	2.03	2.70	2.93	2.98
0.44	0.46	0.45	0.45	0.47	0.43	0.45	0.44	0.45	0.45
0.44	0.46	0.45	0.45	0.45 (e)	0.43	0.45	0.44	0.45	0.44 (e)
17.57	10.72	19.47	20.12	14.18	31.53	28.98	13.36	10.71	10.65

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS

December 31, 2021

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

Mutual of America Investment Corporation (the “Investment Company”) is a diversified, open-end management investment company — a type of company commonly known as a “mutual fund”. It is registered as such under the Investment Company Act of 1940 (the “Investment Company Act”). The Investment Company was formed on February 21, 1986 as a Maryland corporation and principally offers its shares to separate accounts of Mutual of America Life Insurance Company (“Mutual of America Life”) and a former affiliate that offers the funds through its separate accounts. As a “series” type mutual fund, the Investment Company issues separate classes (or series) of capital stock, each of which represents a separate Fund of investments. At December 31, 2021, there were 28 active funds (collectively, “the Funds”): Equity Index Fund, All America Fund, Small Cap Value Fund, Small Cap Growth Fund, Small Cap Equity Index Fund, Mid Cap Value Fund, Mid-Cap Equity Index Fund, Composite Fund, International Fund, Catholic Values Index Fund, Money Market Fund, Mid-Term Bond Fund, Bond Fund; Retirement Income Fund, 2015 Retirement Fund, 2020 Retirement Fund, 2025 Retirement Fund, 2030 Retirement Fund, 2035 Retirement Fund, 2040 Retirement Fund, 2045 Retirement Fund, 2050 Retirement Fund, 2055 Retirement Fund, 2060 Retirement Fund and 2065 Retirement Fund, (collectively, “Retirement Funds”); a Conservative Allocation Fund, a Moderate Allocation Fund and an Aggressive Allocation Fund (collectively, “Allocation Funds”). The Small Cap Equity Index Fund and the 2060 Retirement Fund commenced operations on July 2, 2018. The 2065 Retirement Fund commenced operations on August 3, 2020. The Catholic Values Index Fund commenced operations on September 30, 2020

On January 24, 2020, after the close of trading on the New York Stock Exchange, the Funds with investments from non-qualified plans, including flexible premium annuities and variable universal life plans, were transferred out of the Funds and into mutual fund portfolios with similar investment styles issued by the Mutual of America Variable Insurance Portfolios, Inc., a registered management investment company affiliated with Mutual of America Life. Total assets moved in this transfer were valued at $354.9 million, including $103.6 million of assets in the Retirement Funds and Allocation Funds that resulted in additional redemptions out of the underlying funds of the Investment Company. These transfers also included $358 thousand from the 2010 Retirement Fund of the Investment Company into the 2010 Retirement Portfolio of Mutual of America Variable Insurance Portfolios, Inc. This transfer was made in order to allow the Funds to be offered to additional retail investors starting on December 17, 2020.

Before December 16, 2020, Investment Company shares were issued to Mutual of America Life and, on a limited basis, to Wilton Reassurance Life Company of New York (formerly The American Life Insurance Company of New York), for allocation to their Separate Accounts as a funding medium for variable accumulation annuity contracts and variable life insurance policies. Starting December 16, 2020, shares were also issued to institutional investors, such as endowments, foundations, corporations, municipalities and other public entities, and trusts. In addition, shares of selected equity and fixed income funds of the Investment Company are directly issued to one or more of the Investment Company’s Retirement Funds and Allocation Funds. Starting on December 17, 2020, shares were also available to retail investors.

The Funds follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification Topic 946 Financial Services — Investment Companies. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

The following is a summary of the significant accounting policies consistently followed by the Investment Company, which are in conformity with GAAP:

Fair Value — The Investment Company values its investments at fair value. Fair value is an estimate of the price the Fund would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

•	Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

As of December 31, 2021, management determined that the fair value inputs for all equity securities were considered Level 1, with the exception of four securities in the All America, Small Cap Growth, Small Cap Equity Index, Mid-Term Bond and Bond Funds (see Note 1 below) which were considered Level 3 and securities listed on foreign exchanges which were considered Level 2. In addition, non-registered securities under Rule 144A of the Securities Act of 1933 were considered Level 2. Furthermore, certain Rule 144A securities not actively traded are considered Level 3; however, there were no such 144A securities as of December 31, 2021. Fair value inputs for all debt securities and temporary cash investments were considered Level 2, with the exception of one security in the Bond Fund (see Note 1 below) which was considered Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments and other financial instruments as of December 31, 2021:

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total

Investments at Fair Value:*
Equity Index Fund
Common Stock-Indexed	$4,917,043,771	—	—		$4,917,043,771
Short-Term Debt Securities	—	$67,097,830	—		$67,097,830
Warrants	$174,232	—	—		$174,232
Temporary Cash Investment	—	$5,752,117	—		$5,752,117

	$4,917,218,003	$72,849,947	—		$4,990,067,950
All America Fund
Common Stock-Indexed	$217,178,506	—	—		$217,178,506
Common Stock-Active	$150,414,773	—	$5,463	(1)	$150,420,236
Short-Term Debt Securities-Indexed	—	$2,249,959	—		$2,249,959
Commercial Paper	—	$1,999,993	—		$1,999,993
Warrants-Indexed	$201	—	—		$201
Temporary Cash Investment	—	$2,610,968	—		$2,610,968

	$367,593,480	$6,860,920	$5,463		$374,459,863
Small Cap Value Fund
Common Stock	$563,524,406	—	—		$563,524,406
Short-Term Debt Securities	—	$12,999,647	—		$12,999,647
Temporary Cash Investment	—	$1,904,880	—		$1,904,880

	$563,524,406	$14,904,527	—		$578,428,933
Small Cap Growth Fund
Common Stock	$662,677,920	—	$91,218	(1)	$662,769,138
Short-Term Debt Securities	—	$7,499,929	—		$7,499,929
Temporary Cash Investment	—	$2,537,624	—		$2,537,624

	$662,677,920	$10,037,553	$91,218		$672,806,691
Small Cap Equity Index Fund
Common Stock-Indexed	$142,562,072	—	—	(1)	$142,562,072
Warrants	$1,294	—	—		$1,294
Temporary Cash Investment	—	$80,138	—		$80,138

	$142,563,366	$80,138	—		$142,643,504

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Mid Cap Value Fund
Common Stock	$126,614,330	—	—	$126,614,330
Short-Term Debt Securities	—	$3,499,946	—	$3,499,946
Temporary Cash Investment	—	$1,187,570	—	$1,187,570

	$126,614,330	$4,687,516	—	$131,301,846
Mid-Cap Equity Index Fund
Common Stock-Indexed	$2,075,451,267	—	—	$2,075,451,267
Short-Term Debt Securities	—	$38,498,673	—	$38,498,673
Temporary Cash Investment	—	$3,305,612	—	$3,305,612

	$2,075,451,267	$41,804,285	—	$2,117,255,552
Composite Fund
Common Stock	$134,002,317	—	—	$134,002,317
U.S. Government Debt	—	$36,049,926	—	$36,049,926
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$21,251,374	—	$21,251,374
Long-Term Corporate Debt	—	$15,054,997	—	$15,054,997
Short-Term Debt Securities	—	$9,499,631	—	$9,499,631
Commercial Paper	—	$1,499,995	—	$1,499,995
Temporary Cash Investment	—	$219,348	—	$219,348

	$134,002,317	$83,575,271	—	$217,577,588
International Fund
Common Stock	$113,956,174	$1,030,273,329	—	$1,144,229,503
Short-Term Debt Securities	—	$2,999,942	—	$2,999,942
Temporary Cash Investment	—	$52,746,917	—	$52,746,917

	$113,956,174	$1,086,020,188	—	$1,199,976,362
Catholic Values Index Fund
Common Stock-Indexed	$4,571,227	—	—	$4,571,227
Temporary Cash Investment	—	$109,023	—	$109,023

	$4,571,227	$109,023	—	$4,680,250
Retirement Income Fund
Common Stock	$223,759,499	—	—	$223,759,499
2015 Retirement Fund
Common Stock	$140,121,045	—	—	$140,121,045
2020 Retirement Fund
Common Stock	$621,192,928	—	—	$621,192,928
2025 Retirement Fund
Common Stock	$1,202,943,191	—	—	$1,202,943,191
2030 Retirement Fund
Common Stock	$1,230,798,756	—	—	$1,230,798,756
2035 Retirement Fund
Common Stock	$1,101,261,404	—	—	$1,101,261,404
2040 Retirement Fund
Common Stock	$925,533,951	—	—	$925,533,951
2045 Retirement Fund
Common Stock	$956,967,526	—	—	$956,967,526
2050 Retirement Fund
Common Stock	$717,547,171	—	—	$717,547,171
2055 Retirement Fund
Common Stock	$329,871,730	—	—	$329,871,730

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
2060 Retirement Fund
Common Stock	$130,295,144	—	—		$130,295,144
2065 Retirement Fund
Common Stock	$17,261,442	—	—		$17,261,442
Conservative Allocation Fund
Common Stock	$200,837,438	—	—		$200,837,438
Moderate Allocation Fund
Common Stock	$487,269,000	—	—		$487,269,000
Aggressive Allocation Fund
Common Stock	$390,417,252	—	—		$390,417,252

Money Market Fund
U.S. Government Debt	—	$83,162,572	—		$83,162,572
U.S. Government Agency	—	$19,999,594	—		$19,999,594
Commercial Paper	—	$69,924,741	—		$69,924,741
Temporary Cash Investment	—	$38,207	—		$38,207

	—	$173,125,114			$173,125,114
Mid-Term Bond Fund
U.S. Government Debt	—	$676,828,492	—		$676,828,492
Long-Term Corporate Debt	—	$182,671,451	—		$182,671,451
Common Stock	$503,581	—	$815,096	(1)	$1,318,677
Short-Term Debt Securities	—	$1,499,813	—		$1,499,813
Temporary Cash Investment	—	$58,663	—		$58,663

	$503,581	$861,058,419	$815,096		$862,377,096
Bond Fund
U.S. Government Debt	—	$1,013,122,412	—		$1,013,122,412
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$623,222,918	—		$623,222,918
Long-Term Corporate Debt	—	$391,449,227	—		$391,449,227
Sovereign Debt	—	—	$2,301,760	(1)	$2,301,760
Common Stock	$1,026,834	—	$1,717,923	(1)	$2,744,757
Short-Term Debt Securities	—	$6,899,141	—		$6,899,141
Temporary Cash Investment	—	$44,399	—		$44,399

	$1,026,834	$2,034,738,097	$4,019,683		$2,039,784,614

Other Financial Instruments:**

Equity Index Fund	$1,473,220	—	—		$1,473,220
All America Fund	$77,265	—	—		$77,265
Mid-Cap Equity Index Fund	$1,320,518	—	—		$1,320,518
International Fund	$406,890	—	—		$406,890

*	See Portfolios of Investments for more details on industry or country classifications, as applicable.
**	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.
(1)

Includes securities fair valued using methods determined in good faith by the Adviser and reviewed by the Investment Company Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

	Fair Value Measurement Using Significant Unobservable Inputs (Level 3) for the Year Ended December 31, 2021
	Balance December 31, 2020(a)	Change in Unrealized Gains (Losses)	Change in Realized Gains (Losses)	Accrued Discounts/ Premiums	Transfers Into Level 3	Transfers Out of Level 3	Purchases	Sales	Balance December 31, 2021(a)		Net Change in Unrealized Gains/ (Losses) of Level 3 Assets Held as of December 31, 2021
All America Fund — Active Common Stock	$5,463	—	—	—	—	—	—	—	$5,463	(b)	—
Small Cap Growth Fund — Common Stock	$91,218	—	—	—	—	—	—	—	$91,218	(c)	—
Small Cap Equity Index Fund — Common Stock	—	—	—	—	—	—	—	—	—	(d)	—
Mid-Term Bond Fund — Common Stock	—	$(1,284,234)	—	—	$2,099,330	—	—	—	$815,096	(e)	$(1,284,234)
Bond Fund — Common Stock	—	$(2,706,345)	—	—	$4,424,268	—	—	—	$1,717,923	(f)	$(2,706,345)
Bond Fund — Sovereign Debt	$2,669,738	$(18,949)	—	$(129,506)	—	—	—	$(219,523)	$2,301,760	(g)	$(18,949)

(a)

Includes securities fair valued using methods determined in good faith by the Adviser and reviewed by the Investment Company Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

(b)	Level 3 security, Ferroglobe Representation & Warranty Insurance Trust with $0 fair value and Alder Biopharmaceuticals, Inc. — contingent value rights with $5,463 fair value.
(c)	Level 3 security, Ferroglobe Representation & Warranty Insurance Trust with $0 fair value and Alder Biopharmaceuticals, Inc. — contingent value rights with $91,218 fair value.
(d)	Level 3 security, Contra Progenics Pharmaceuticals, Inc. — contingent value rights with $0 fair value.
(e)	Level 3 security, Superior Energy Svcs., Inc. is a result of a corporate action in SESI LLC transferred into level 3 with $815,096 fair value.
(f)	Level 3 security, Superior Energy Svcs., Inc. is a result of a corporate action in SESI LLC transferred into level 3 with $1,717,923 fair value.
(g)	Level 3 security, Sri Lanka AID, with change in unrealized loss of $18,949, accrued premiums of $129,506, sales of $219,523 and $2,301,760 fair value.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Security Valuation — Investment securities are carried at fair value as follows:

The Funds’ investments are fair valued as of the close of trading on the New York Stock Exchange (“Exchange”) on each day the Exchange is open for trading. The Exchange usually closes at 4:00 pm Eastern Time but sometimes closes earlier. For Funds that invest in securities listed on foreign exchanges, the value of the securities may change on days when there is no possibility to purchase or redeem shares of the Funds. The Board of Directors of the Investment Company (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to the Adviser. Pursuant to the Board’s delegation, the Adviser has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities. The valuation procedures permit the Funds to utilize independent pricing vendor services, quotations from market makers and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval and ratification at its next regularly scheduled quarterly meeting. For fiscal reporting year-end, securities were fair valued at the close of the last business day.

Exchange-traded equity securities are valued at the last reported sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price is used. For equity securities traded in the over-the-counter market, the security is valued at the last sale price, or if no sale, at the latest bid price available.

Short-term debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates fair value for such securities.

Debt securities, including short-term debt securities maturing in excess of 60 days, are valued on the basis of prices obtained from an independent pricing source. The pricing source may utilize various pricing methodologies that incorporate both models (which consider factors such as yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds and trading characteristics) and dealer-supplied valuations to derive a valuation.

Temporary cash investments are amounts on deposit with financial institutions that are swept daily into an overnight investment and returned the next business day. Cash equivalents such as short-term temporary cash investments are valued at amortized cost.

In the rare instance when a price is not available from an independent pricing source or when prices may not reflect fair value, such as when the price provided by the pricing source is not based on a recent trade, a calculated fair value is used, as determined in good faith by the Adviser and reviewed by a Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

Mutual of America Capital Management LLC (“the Adviser”) uses a market approach to calculate fair value for equity securities which are categorized as Level 3. The Adviser’s valuation is primarily based on information regarding the specific equity issuer, such as the last trade price, financial statements, the relationship of per-share book value to the last trade price, operating information and any corporate actions, such as dividends or returns of capital, that may have occurred since the last trade. The Adviser also considers industry-specific conditions and overall market conditions, to determine whether the last trade price reflects fair value or needs to be adjusted. Generally, absent any significant contrary indications, the last trade price will be used as the calculated fair value.

The Retirement Funds and the Allocation Funds value their investments in the underlying Funds of the Investment Company at their respective net asset values.

Investment Transactions — Investment transactions are accounted for as of the trade date. Realized gains and losses on the sale of short and long-term debt securities are computed on the basis of amortized cost at the time of sale. Realized gains and losses on the sale of equity securities are based on the identified cost basis of the security, determined on the first-in, first-out (“FIFO”) basis.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Futures Contracts — The Equity Index Fund, Mid-Cap Equity Index Fund and a portion of the All America Fund each maintain indexed asset portfolios which are subject to equity price risk. In order to remain more fully invested in the equity markets while minimizing transaction costs, the funds purchase stock index futures contracts. These purchases of futures contracts allow the funds to invest available cash to attempt to efficiently and cost effectively keep the funds fully invested on a daily basis in an attempt to minimize deviation from the performance of the indices.

An initial cash margin deposit (represented by cash or Treasury bills) is made upon entering into a futures contract and serves as collateral for the contract. This initial margin, maintained in a segregated account, is equal to approximately 5%-6% of the contract amount, and does not involve the borrowing of funds to finance the transaction. During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each trading day. The accumulated unrealized appreciation or depreciation on the contract is included in Total Distributable Earnings (Loss) in the Components of Net Assets section of the Statements of Assets and Liabilities. Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized appreciation or depreciation are incurred, variation margin payments are received or made daily. The net change in unrealized appreciation or depreciation of futures contracts is recorded in the Statements of Operations. When the contract is closed, a realized gain or loss from futures transactions is recorded in the Statements of Operations, equal to the net variation margin received or paid over the period the contract was outstanding.

The “Underlying Face Amount at Value” (appearing in the “Footnotes to Portfolios of Investments in Securities”) representing the aggregate of outstanding contractual amounts under futures contracts reflects the extent of a Fund’s exposure to off-balance sheet risk. The use of futures transactions involves the risk of imperfect correlation in the price movements of the contract and the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The following table presents the financial statement impacts resulting from the funds’ use of futures contracts at their fair values as of December 31, 2021 and for the year ended December 31, 2021:

Derivatives not accounted for as hedging instruments	Risk Type	Location on Statements of Assets and Liabilities	Equity Index Fund	All America Fund	Mid-Cap Equity Index Fund	International Fund
Futures Contracts	Equity	Total Distributable Earnings (Loss)	$1,473,220	$77,265	$1,320,518	$406,890

Derivatives not accounted for as hedging instruments	Risk Type	Location on Statements of Operations	Equity Index Fund	All America Fund	Mid-Cap Equity Index Fund	International Fund
Futures Contracts	Equity	Net realized gain (loss) on Futures contracts	$17,443,401	$838,788	$8,300,631	$162,584

Futures Contracts	Equity	Change in net unrealized appreciation (depreciation) of Futures contracts	$216,392	$19,502	$532,260	$406,890

During the year ended December 31, 2021, the Equity Index Fund, All America Fund, Mid-Cap Equity Index Fund and International Fund held futures contracts with average notional amounts of $77,503,267, $3,575,491, $36,783,832, and $25,602,924 respectively.

Warrants — A warrant is an option to purchase common stock of an issuer and is issued in conjunction with another security, such as a debt obligation. A warrant specifies the price at which the holder may purchase shares of common stock and usually expires after a period of time. A warrant holder generally may pay cash for the common stock to be purchased or may surrender the principal amount of the related debt security the warrant holder owns equal to the purchase price for the stock.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

The common stock underlying a warrant may not increase in value after the date the warrant was issued, or may not increase up to the warrant exercise price. In this case, the warrant generally would have little value and could expire unexercised.

Retirement Funds — Each of the Retirement Funds invests in equity (stock) funds and fixed income (bond) funds and targets different percentages to these asset classes. The targets reflect varying emphases on achieving capital appreciation and gains versus preserving capital and producing income, depending on the specific Fund’s time horizon.

The Retirement Funds target their investments in the following underlying funds of the Investment Company in accordance with the percentage allocations noted (unaudited):

	Equity Index Fund	Mid-Cap Equity Index Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Equity Index Fund	International Fund	Bond Fund	Mid-Term Bond Fund	Money Market Fund
Retirement Income Fund	20%	5%	—	—	—	—	35%	25%	15%
2015 Retirement Fund	22%	6%	—	—	—	5%	37%	20%	10%
2020 Retirement Fund	23%	8%	2%	2%	—	8%	37%	15%	5%
2025 Retirement Fund	27%	12%	2%	2%	—	10%	32%	10%	5%
2030 Retirement Fund	33%	15%	2%	2%	1%	12%	25%	5%	5%
2035 Retirement Fund	37%	16%	3%	3%	1%	15%	25%	—	—
2040 Retirement Fund	41%	17%	3%	3%	2%	17%	17%	—	—
2045 Retirement Fund	42%	17%	4%	4%	1%	18%	14%	—	—
2050 Retirement Fund	41%	18%	4%	4%	2%	19%	12%	—	—
2055 Retirement Fund	40%	19%	5%	5%	1%	20%	10%	—	—
2060 Retirement Fund	39%	20%	5%	5%	2%	21%	8%	—	—
2065 Retirement Fund	38%	21%	5%	5%	3%	22%	6%	—	—

Generally, rebalancing of the Retirement Funds’ holdings is performed on a periodic basis and the mix of underlying Funds is reviewed annually.

Allocation Funds — The Allocation Funds target their investments in the following underlying Funds of the Investment Company in accordance with the percentage allocations noted (unaudited):

	Equity Index Fund	Mid-Cap Equity Index Fund	Small Cap Growth Fund	Small Cap Value Fund	International Fund	Bond Fund	Mid-Term Bond Fund
Conservative Allocation	25%	5%	—	—	5%	30%	35%
Moderate Allocation	35%	15%	—	—	10%	25%	15%
Aggressive Allocation	35%	20%	5%	5%	15%	20%	—

Generally, rebalancing of the Allocation Funds’ holdings is performed on a periodic basis.

Change in Target Investments — During the year, the Retirement Funds listed below had changes to their target investments. Overall increases (decreases) to the target percentages were as follows (unaudited):

	Equity Index Fund		Mid-Cap Equity Index Fund		Small Cap Growth Fund		Small Cap Value Fund		Small Cap Equity Index Fund	International Fund		Bond Fund	Mid-Term Bond Fund		Money Market Fund
Retirement Income Fund	—		—		—		—		—	—		5%	(5%	)	—
2015 Retirement Fund	—		(2%	)	—		—		—	—		7%	(5%	)	—
2020 Retirement Fund	(2%	)	(2%	)	1%		1%		—	—		9%	(7%	)	—
2025 Retirement Fund	(2%	)	—		—		—		—	—		5%	(8%	)	5%
2030 Retirement Fund	—		(1%	)	(1%	)	(1%	)	1%	—		2%	(5%	)	5%
2035 Retirement Fund	2%		(2%	)	(1%	)	(1%	)	—	—		2%	—		—
2040 Retirement Fund	6%		(4%	)	(1%	)	(1%	)	—	(1%	)	1%	—		—

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

	Equity Index Fund	Mid-Cap Equity Index Fund		Small Cap Growth Fund		Small Cap Value Fund		Small Cap Equity Index Fund		International Fund	Bond Fund	Mid-Term Bond Fund	Money Market Fund
2045 Retirement Fund	7%	(4%	)	(1%	)	(1%	)	(1%	)	—	—	—	—
2050 Retirement Fund	7%	(4%	)	(1%	)	(1%	)	(1%	)	—	—	—	—
2055 Retirement Fund	6%	(3%	)	(1%	)	(1%	)	(2%	)	1%	—	—	—
2060 Retirement Fund	6%	(3%	)	(1%	)	(1%	)	(2%	)	1%	—	—	—
2065 Retirement Fund	5%	(2%	)	(2%	)	(2%	)	(1%	)	2%	—	—	—

Change in International Fund Investments — unaudited. — Previously, the International Fund was invested mainly in exchange traded funds that reflect, replicate or follow the country weightings of the MSCI EAFE® Index. The Fund had also invested a small percentage of assets in exchange traded funds that provide exposure to emerging markets and to companies with small market capitalizations in developed market countries. The Securities and Exchange Commission revoked the exemptive orders that allowed these investments effective on January 19, 2022. As of that date, the International Fund is invested directly in the stocks of companies represented in the MSCI EAFE® Index, except to the extent that it is permissible to invest in exchange traded funds within the general limitations of the Investment Company Act.

Investment Income — Interest income, accretion of discount and amortization of premium are recorded daily on an accrual basis using the effective interest method. A debt obligation may cease accrual of income and result in a reduction to interest income when the collection of all or a portion of current and past due interest is in doubt. Dividend income is recorded on the ex-dividend date. Foreign source tax withheld from dividends is recorded as a reduction from dividend income. Should reclamation efforts succeed, such amounts are recorded as income upon collection.

Foreign Currency Translations — The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized gains and losses arise from the sales of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. The effect of changes in foreign exchange rates on foreign denominated securities is reflected in the net realized gain (loss) on foreign currency translations and change in net unrealized appreciation (depreciation) of foreign currency translations within the Statement of Operations.

Distributions to Shareholders (“Dividends”) — Distributions to shareholders are recorded on the ex-dividend date and are made at least annually. It is the Investment Company’s policy to make distributions of its net investment income and net realized gains, if any, in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Accordingly, periodic reclassifications (which do not impact the funds’ net asset values) are made within the funds’ capital accounts to reflect income and gains available for distribution under Federal income tax regulations.

Federal Income Taxes — Each Fund in the Investment Company intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

GAAP requires the evaluation of tax positions taken in the course of preparing a fund’s tax return to determine whether it is “more-likely-than-not” that tax positions taken in the fund’s tax return will be ultimately sustained, and, if not, a tax liability and expense is recorded.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

As of December 31, 2021, management has evaluated the tax positions taken on the Funds’ filed tax returns for all open tax years and has concluded that no tax provision is required in any of the Funds’ financial statements. Generally, the statute of limitations is open for 3 years after the tax returns are filed. Each Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of December 31, 2021, the Money Market Fund had a capital loss carry forward of $6,465 available to offset net realized capital gains generated after December 31, 2021.

2.	EXPENSES

The Investment Company has an Investment Advisory Agreement with Mutual of America Capital Management LLC (“the Adviser”), an indirect wholly-owned subsidiary of Mutual of America Life. For providing investment management services to each of the Funds of the Investment Company, the Adviser receives a fee, calculated as a daily charge of the value of the net assets of each fund, at the following annual rates:

Fund	Annual Investment Management Fee
Retirement Funds	.05%
Equity Index, Mid-Cap Equity Index, Small Cap Equity Index, International Funds	.075%
Catholic Values Index and Money Market Funds	.15%
Bond Fund	.39%
All America, Composite, Mid-Term Bond Funds	.40%
Mid Cap Value Fund	.55%
Small Cap Value, Small Cap Growth Funds	.75%

The Retirement and Allocation Funds incur direct investment management expenses of .05% and .00%, respectively. Shareholders in the Allocation and Retirement Funds indirectly bear their pro-rata share of the investment management fees incurred by the underlying funds in which they invest. Through December 31, 2014, they also did not incur operating expenses other than those included in each of the underlying funds in which they invest. Commencing January 1, 2015, the expense allocation methodology was modified such that certain non-advisory operating expenses that can be attributed only to the Retirement and Allocation Funds are now charged directly to those Funds. During 2017, Mutual of America reimbursed the applicable funds $492,285 to reflect the change in the operating expense allocation methodology.

Effective January 1, 2015, the Investment Company and the Adviser entered into an agreement under which the Adviser agrees to reimburse the direct non-advisory operating expenses of any Allocation or Retirement Fund (each a “Fund of Funds”) that has less than $50 million in average daily net assets for the prior calendar year. This agreement remains in effect through April 30, 2022 and continues into successive 12 month periods ending April 30 unless i) The Fund of Funds has at least $50 million in average daily net assets for the prior calendar year, ii) the Investment Company gives not less than 30 days written notice to the Adviser, or iii) the Adviser gives 45 days advance notice to the Investment Company before the next May 1 of a given year to terminate the agreement. In that case, the agreement will terminate on the next May 1 following the written notice.

Effective July 2, 2018, the Investment Company and the Adviser entered into an agreement under which the Adviser agrees to reimburse the non-advisory operating expenses of the Small Cap Equity Index Fund to the extent that such operating expenses exceed 0.07% of net assets. This agreement remains in effect through April 30, 2022 and continues into successive 12 month periods ending April 30 unless i) the Investment Company gives not less than 30 days written notice to the Adviser, or ii) the Adviser gives 45 days advance notice to the Investment Company before the next May 1 of a given year to terminate the agreement. In that case, the agreement will terminate on the next May 1 following the written notice.

Effective September 30, 2020, the Investment Company and the Adviser entered into an agreement under which the Adviser agrees to reimburse the non-advisory operating expenses of the Catholic Values Index Fund to the extent that such operating expenses exceed 0.07% of net assets. This agreement remains in effect through April 30, 2023 and continues into successive 12 month periods ending April 30 unless i) the Investment Company gives not less than

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

2.	EXPENSES (CONTINUED)

30 days written notice to the Adviser, or ii) the Adviser gives 45 days advance notice to the Investment Company before the next May 1 of a given year to terminate the agreement. In that case, the agreement will terminate on the next May 1 following the written notice.

3.	INVESTMENTS

The cost of investment purchases and proceeds from sales of investments, excluding short-term securities and futures contracts, for the year ended December 31, 2021, were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
Cost of investment purchases	$547,440,123	$68,373,021	$178,825,519	$304,594,756	$105,918,910

Proceeds from sales of investments	$300,276,622	$92,111,747	$221,502,984	$366,324,510	$93,622,035

	Mid Cap Value Fund	Mid-Cap Equity Index Fund	Composite Fund	International Fund	Catholic Values Index Fund
Cost of investment purchases	$35,756,617	$498,188,381	$46,868,776	$1,459,088,199	$656,548

Proceeds from sales of investments	$26,206,740	$608,347,440	$55,116,494	$1,332,629,227	$367,446

	Retirement Income Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund
Cost of investment purchases	$83,574,146	$34,462,920	$138,486,970	$293,332,117	$317,655,561

Proceeds from sales of investments	$57,015,998	$39,272,319	$139,165,570	$170,485,088	$148,303,281

	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund
Cost of investment purchases	$259,742,098	$231,715,788	$238,939,681	$192,144,915	$113,232,396

Proceeds from sales of investments	$86,405,945	$94,438,765	$101,012,279	$72,684,470	$28,758,497

	2060 Retirement Fund	2065 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Cost of investment purchases	$63,708,428	$16,577,521	$38,581,976	$78,064,791	$68,466,359

Proceeds from sales of investments	$14,166,917	$2,708,456	$32,925,364	$69,536,106	$47,878,314

	Mid-Term Bond Fund	Bond Fund
Cost of investment purchases	$201,352,693	$861,994,551

Proceeds from sales of investments	$142,791,133	$619,971,389

The cost of short-term security purchases for the Money Market Fund for the year ended December 31, 2021, was $1,564,899,760; proceeds from sales for the year were $1,514,155,245.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

3.	INVESTMENTS (CONTINUED)

The components of net unrealized appreciation (depreciation) of investments for federal income tax purposes and the cost of investments for federal income tax purposes at December 31, 2021 for each of the Funds were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
Unrealized Appreciation	$2,737,839,505	$156,717,676	$146,807,743	$206,379,978	$31,524,522
Unrealized Depreciation	(80,397,364)	(8,915,066)	(19,601,790)	(26,081,855)	(7,297,405)

Net	$2,657,442,141	$147,802,610	$127,205,953	$180,298,123	$24,227,117

Tax Cost of Investments	$2,332,625,809	$226,657,253	$451,222,980	$492,508,568	$118,416,387

	Mid Cap Value Fund	Mid-Cap Equity Index Fund	Composite Fund	International Fund	Catholic Values Index Fund
Unrealized Appreciation	$42,321,995	$653,721,734	$63,818,200	$39,469,497	$1,239,914
Unrealized Depreciation	(1,783,936)	(56,829,570)	(2,086,226)	(22,925,518)	(21,597)

Net	$40,538,059	$596,892,164	$61,731,974	$16,543,979	$1,218,317

Tax Cost of Investments	$90,763,787	$1,520,363,388	$155,845,614	$1,183,432,383	$3,461,933

	Retirement Income Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund
Unrealized Appreciation	$13,726,973	$12,706,411	$61,734,559	$135,603,878	$168,095,452
Unrealized Depreciation	(6,701,585)	(3,144,259)	(9,415,443)	(14,760,641)	(10,476,877)

Net	$7,025,388	$9,562,152	$52,319,116	$120,843,237	$157,618,575

Tax Cost of Investments	$216,734,111	$130,558,893	$568,873,812	$1,082,099,954	$1,073,180,181

	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund
Unrealized Appreciation	$170,300,751	$152,672,923	$165,907,761	$113,129,331	$42,272,302
Unrealized Depreciation	(6,590,332)	(4,952,185)	(4,020,170)	(3,533,975)	(2,129,113)

Net	$163,710,419	$147,720,738	$161,887,591	$109,595,356	$40,143,189

Tax Cost of Investments	$937,550,985	$777,813,213	$795,079,935	$607,951,815	$289,728,541

	2060 Retirement Fund	2065 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Unrealized Appreciation	$13,029,567	$497,369	$17,072,064	$77,747,395	$76,685,807
Unrealized Depreciation	(505,083)	(532,745)	(4,020,480)	(4,214,785)	(1,812,200)

Net	$12,524,484	$(35,376)	$13,051,584	$73,532,610	$74,873,607

Tax Cost of Investments	$117,770,660	$17,296,818	$187,785,854	$413,736,390	$315,543,645

	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Unrealized Appreciation	$—	$13,236,349	$53,307,207
Unrealized Depreciation	—	(16,535,100)	(38,424,028)

Net	$—	$(3,298,751)	$14,883,179

Tax Cost of Investments	$173,125,114	$865,675,847	$2,024,901,435

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

3.	INVESTMENTS (CONTINUED)

Differences between amounts reflected in the Statements of Assets and Liabilities and those computed for federal income tax purposes arise primarily from federal income tax treatment of wash sales, REITs, PFICs, partnerships, corporate actions and futures contracts.

Investments in affiliated investment companies during the year ended December 31, 2021 were as follows:

Affiliated Investment Company	Value as of December 31, 2020	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of December 31, 2021	Dividends	Realized Gain, Distributions
Retirement Income Fund
Bond Fund	$57,349,925	$33,679,524	$71,983	$(2,910,439)	$(20,957,406)	$67,233,587	$1,197,005	$238,042
Equity Index Fund	40,103,292	12,952,037	3,680,172	5,410,338	(10,496,491)	51,649,348	553,120	1,956,064
Mid-Cap Equity Index Fund	10,821,500	4,279,568	411,237	603,511	(2,193,218)	13,922,598	141,099	1,528,174
Mid-Term Bond Fund	69,439,802	14,830,944	215,577	(2,862,922)	(18,521,959)	63,101,442	805,444	441,369
Money Market Fund	14,892,980	17,832,073	(194,520)	168,915	(4,846,924)	27,852,524	—	—

Total	$192,607,499	$83,574,146	$4,184,449	$409,403	$(57,015,998)	$223,759,499	$2,696,668	$4,163,649

2015 Retirement Fund
Bond Fund	$41,500,334	$16,051,040	$(32,975)	$(1,968,522)	$(10,681,587)	$44,868,290	$817,073	$165,200
Equity Index Fund	32,285,939	4,401,377	3,917,685	3,117,894	(8,386,247)	35,336,648	405,515	1,389,301
International Fund	6,872,455	1,308,398	274,097	(293,622)	(1,104,901)	7,056,427	113,539	602,457
Mid-Cap Equity Index Fund	13,374,539	2,169,836	1,525,388	156,879	(6,062,865)	11,163,777	125,033	1,262,863
Mid-Term Bond Fund	42,164,077	6,347,470	(21,520)	(1,568,489)	(10,826,918)	36,094,620	492,764	260,104
Money Market Fund	3,631,510	4,184,799	(94,449)	89,224	(2,209,801)	5,601,283	—	—

Total	$139,828,854	$34,462,920	$5,568,226	$(466,636)	$(39,272,319)	$140,121,045	$1,953,924	$3,679,925

2020 Retirement Fund
Bond Fund	$159,325,986	$71,063,984	$(116,169)	$(7,964,472)	$(29,526,584)	$192,782,745	$3,394,921	$698,340
Equity Index Fund	153,522,830	18,472,961	18,829,492	13,982,996	(41,483,694)	163,324,585	1,847,410	6,322,971
International Fund	45,847,517	8,313,692	1,171,678	(1,280,946)	(5,896,079)	48,155,862	768,429	4,053,031
Mid-Cap Equity Index Fund	67,693,274	11,417,717	4,911,428	2,212,135	(23,496,705)	62,737,849	664,038	6,999,034
Mid-Term Bond Fund	145,749,573	13,995,086	(22,246)	(5,341,539)	(32,559,128)	121,821,746	1,660,387	868,316
Money Market Fund	6,560,318	6,182,644	(157,872)	147,845	(3,685,049)	9,047,886	—	—
Small Cap Growth Fund	6,713,259	6,432,741	248,768	(1,325,247)	(1,259,166)	10,810,355	2,865	1,688,026
Small Cap Value Fund	9,087,598	2,608,145	36,047	2,039,275	(1,259,165)	12,511,900	67,640	798,653

Total	$594,500,355	$138,486,970	$24,901,126	$2,470,047	$(139,165,570)	$621,192,928	$8,405,690	$21,428,371

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

3.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2020	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of December 31, 2021	Dividends	Realized Gain, Distributions
2025 Retirement Fund
Bond Fund	$255,927,154	$93,535,237	$282,776	$(12,933,907)	$(40,925,245)	$295,886,015	$5,348,614	$1,070,261
Equity Index Fund	301,582,316	52,247,361	24,442,635	40,624,527	(55,887,539)	363,009,300	3,867,715	13,801,597
International Fund	102,380,329	35,067,361	1,747,202	(3,200,231)	(10,771,824)	125,222,837	1,915,352	10,532,763
Mid-Cap Equity Index Fund	133,376,113	34,794,120	3,267,195	8,790,665	(18,397,447)	161,830,646	1,638,499	18,012,527
Mid-Term Bond Fund	179,192,900	47,273,715	89,797	(7,441,332)	(28,469,339)	190,645,741	2,272,234	1,357,888
Money Market Fund	—	20,044,398	(1,490)	(11,814)	(2,324,964)	17,706,130	—	—
Small Cap Growth Fund	24,117,558	6,049,060	1,047,803	(2,294,420)	(6,354,364)	22,565,637	5,894	3,519,318
Small Cap Value Fund	23,836,360	4,320,865	(51,691)	5,325,717	(7,354,366)	26,076,885	133,485	1,663,533

Total	$1,020,412,730	$293,332,117	$30,824,227	$28,859,205	$(170,485,088)	$1,202,943,191	$15,181,793	$49,957,887

2030 Retirement Fund
Bond Fund	$204,504,254	$69,543,026	$128,751	$(10,146,106)	$(41,456,257)	$222,573,668	$4,196,952	$798,674
Equity Index Fund	327,587,252	72,098,797	10,872,591	63,629,917	(25,204,550)	448,984,007	4,694,487	16,892,443
International Fund	113,625,544	52,016,631	1,851,939	(4,130,546)	(10,465,075)	152,898,493	2,311,949	12,791,276
Mid-Cap Equity Index Fund	172,865,932	44,448,870	9,857,784	6,367,416	(43,222,603)	190,317,399	1,904,478	21,058,206
Mid-Term Bond Fund	93,309,319	41,010,105	(9,846)	(4,306,251)	(2,894,391)	127,108,936	1,337,312	903,388
Money Market Fund	—	20,325,095	(1,042)	(12,429)	(1,659,837)	18,651,787	—	—
Small Cap Equity Index Fund	—	4,596,685	(5,182)	(394,813)	(331,967)	3,864,723	38,578	493,088
Small Cap Growth Fund	33,946,043	8,044,943	1,998,284	(3,603,783)	(9,034,301)	31,351,186	8,153	4,873,459
Small Cap Value Fund	35,571,755	5,571,409	591,524	7,348,169	(14,034,300)	35,048,557	179,020	2,229,060

Total	$981,410,099	$317,655,561	$25,284,803	$54,751,574	$(148,303,281)	$1,230,798,756	$14,670,929	$60,039,594

2035 Retirement Fund
Bond Fund	$172,639,926	$63,278,626	$204,749	$(9,073,669)	$(10,671,925)	$216,377,707	$3,728,487	$777,338
Equity Index Fund	304,023,885	77,687,856	7,353,115	63,057,630	(15,670,458)	436,452,028	4,531,676	16,393,794
International Fund	121,687,352	51,429,260	1,819,951	(4,301,419)	(6,409,849)	164,225,295	2,457,605	13,734,672
Mid-Cap Equity Index Fund	163,111,815	46,057,816	7,433,615	7,622,956	(35,369,083)	188,857,119	1,880,473	20,902,390
Small Cap Equity Index Fund	10,765,140	3,036,278	1,099,943	11,485	(3,427,322)	11,485,524	121,372	1,499,109
Small Cap Growth Fund	36,167,956	10,605,055	1,567,251	(4,046,675)	(5,428,654)	38,864,933	10,037	6,036,538
Small Cap Value Fund	38,083,344	7,647,207	745,813	7,951,088	(9,428,654)	44,998,798	227,573	2,861,153

Total	$846,479,418	$259,742,098	$20,224,437	$61,221,396	$(86,405,945)	$1,101,261,404	$12,957,223	$62,204,994

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

3.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2020	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of December 31, 2021	Dividends	Realized Gain, Distributions

2040 Retirement Fund
Bond Fund	$99,791,406	$42,699,796	$111,717	$(5,330,375)	$(6,112,763)	$131,159,781	$2,263,512	$471,697
Equity Index Fund	254,230,612	98,771,890	7,277,121	57,060,482	(14,071,002)	403,269,103	4,219,324	15,160,350
International Fund	122,389,890	33,080,282	2,065,672	(3,700,322)	(5,984,057)	147,851,465	2,232,683	12,362,343
Mid-Cap Equity Index Fund	150,834,701	38,700,546	11,144,040	3,708,001	(43,365,735)	161,021,553	1,613,995	17,820,294
Small Cap Equity Index Fund	18,747,883	4,813,375	2,182,724	(139,516)	(6,697,146)	18,907,320	200,987	2,468,280
Small Cap Growth Fund	30,617,597	7,684,231	2,145,878	(3,260,796)	(10,104,032)	27,082,878	6,981	4,200,757
Small Cap Value Fund	31,222,731	5,965,668	649,681	6,507,801	(8,104,030)	36,241,851	184,997	2,304,178

Total	$707,834,820	$231,715,788	$25,576,833	$54,845,275	$(94,438,765)	$925,533,951	$10,722,479	$54,787,899

2045 Retirement Fund
Bond Fund	$94,070,620	$21,298,768	$41,337	$(4,687,746)	$(4,649,360)	$106,073,619	$1,867,948	$380,839
Equity Index Fund	260,990,928	110,042,361	7,626,563	59,230,374	(12,797,256)	425,092,970	4,438,209	15,978,801
International Fund	121,917,010	49,139,135	2,086,663	(4,470,683)	(5,654,858)	163,017,267	2,456,148	13,618,703
Mid-Cap Equity Index Fund	157,663,616	37,227,114	14,860,603	1,192,686	(50,855,819)	160,088,200	1,599,257	17,695,922
Small Cap Equity Index Fund	19,169,539	3,742,362	2,305,330	(48,995)	(7,390,012)	17,778,224	190,909	2,330,078
Small Cap Growth Fund	39,072,545	9,967,030	3,016,806	(4,778,761)	(10,332,487)	36,945,133	9,547	5,725,396
Small Cap Value Fund	40,509,234	7,522,911	445,497	8,826,958	(9,332,487)	47,972,113	243,908	3,046,914

Total	$733,393,492	$238,939,681	$30,382,799	$55,263,833	$(101,012,279)	$956,967,526	$10,805,926	$58,776,653

2050 Retirement Fund
Bond Fund	$56,071,522	$16,531,529	$(4,380)	$(2,819,198)	$(3,465,478)	$66,313,995	$1,153,541	$237,380
Equity Index Fund	188,916,434	81,182,748	4,435,955	44,006,363	(10,887,343)	307,654,157	3,202,649	11,536,672
International Fund	94,600,822	41,303,442	979,884	(2,982,721)	(5,171,479)	128,729,948	1,933,182	10,730,962
Mid-Cap Equity Index Fund	120,263,058	33,666,078	6,748,280	4,792,982	(32,279,277)	133,191,121	1,328,931	14,700,338
Small Cap Equity Index Fund	17,894,574	4,767,066	1,780,278	126,149	(5,597,387)	18,970,680	202,110	2,476,715
Small Cap Growth Fund	28,321,038	8,447,317	1,116,741	(2,695,038)	(6,141,753)	29,048,305	7,490	4,494,819
Small Cap Value Fund	29,741,121	6,246,735	565,740	6,227,122	(9,141,753)	33,638,965	170,079	2,131,648

Total	$535,808,569	$192,144,915	$15,622,498	$46,655,659	$(72,684,470)	$717,547,171	$7,997,982	$46,308,534

2055 Retirement Fund
Bond Fund	$19,383,525	$10,362,862	$(12,493)	$(1,051,396)	$(964,692)	$27,717,806	$458,950	$99,322
Equity Index Fund	76,985,648	45,810,839	1,211,297	19,126,955	(3,323,329)	139,811,410	1,415,648	5,227,328
International Fund	39,279,218	23,246,875	249,819	(1,559,744)	(1,680,298)	59,535,870	854,050	4,958,723
Mid-Cap Equity Index Fund	48,498,622	20,901,285	1,494,841	2,984,825	(11,775,603)	62,103,970	600,302	6,847,008
Small Cap Equity Index Fund	9,196,290	2,072,777	1,765,320	(553,369)	(5,124,750)	7,356,268	78,286	963,868
Small Cap Growth Fund	13,737,508	6,100,099	683,739	(1,782,323)	(2,444,913)	16,294,110	4,139	2,518,583
Small Cap Value Fund	12,720,199	4,737,659	(57,318)	3,096,668	(3,444,912)	17,052,296	81,423	1,078,860

Total	$219,801,010	$113,232,396	$5,335,205	$20,261,616	$(28,758,497)	$329,871,730	$3,492,798	$21,693,692

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

3.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2020	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of December 31, 2021	Dividends	Realized Gain, Distributions

2060 Retirement Fund
Bond Fund	$5,040,894	$5,070,824	$14,723	$(325,479)	$(435,556)	$9,365,406	$143,360	$32,792
Equity Index Fund	23,642,356	24,750,934	624,487	6,354,868	(1,978,015)	53,394,630	512,578	1,943,846
International Fund	13,963,590	13,881,276	206,296	(966,715)	(1,081,738)	26,002,709	348,933	2,117,909
Mid-Cap Equity Index Fund	16,942,212	12,338,161	916,012	465,636	(5,095,349)	25,566,672	233,151	2,753,512
Small Cap Equity Index Fund	3,287,681	1,513,466	937,426	(499,854)	(2,529,663)	2,709,056	26,777	344,831
Small Cap Growth Fund	4,576,054	3,325,575	276,880	(773,211)	(1,073,298)	6,332,000	1,528	955,764
Small Cap Value Fund	4,930,666	2,828,192	198,028	941,083	(1,973,298)	6,924,671	30,655	429,262

Total	$72,383,453	$63,708,428	$3,173,852	$5,196,328	$(14,166,917)	$130,295,144	$1,296,982	$8,577,916

2065 Retirement Fund
Bond Fund	$167,231	$921,731	$(8,079)	$(13,280)	$(133,338)	$934,265	$11,268	$3,123
Equity Index Fund	1,000,749	6,050,992	129,802	464,115	(831,401)	6,814,257	57,222	233,604
International Fund	617,251	3,643,404	71,233	(260,955)	(478,554)	3,592,379	39,879	279,808
Mid-Cap Equity Index Fund	731,110	3,587,747	136,506	(189,715)	(643,584)	3,622,064	28,792	373,362
Small Cap Equity Index Fund	130,691	552,218	39,896	(54,860)	(142,068)	525,877	4,629	63,979
Small Cap Growth Fund	231,052	945,094	25,848	(120,760)	(212,257)	868,977	184	125,569
Small Cap Value Fund	226,934	876,335	72,846	(5,238)	(267,254)	903,623	3,212	53,788

Total	$3,105,018	$16,577,521	$468,052	$(180,693)	$(2,708,456)	$17,261,442	$145,186	$1,133,233

Conservative Allocation Fund
Bond Fund	$54,327,912	$9,163,474	$(4,400)	$(2,569,710)	$(6,148,405)	$54,768,871	$993,856	$200,282
Equity Index Fund	51,852,009	7,267,541	7,664,983	3,491,874	(17,079,969)	53,196,438	638,572	2,071,195
International Fund	10,481,322	2,063,920	183,367	(253,642)	(1,015,772)	11,459,195	180,243	972,120
Mid-Cap Equity Index Fund	10,021,284	2,362,102	250,449	733,437	(1,570,813)	11,796,459	124,679	1,325,866
Mid-Term Bond Fund	61,670,975	17,724,939	(56,375)	(2,612,659)	(7,110,405)	69,616,475	844,910	499,132

Total	$188,353,502	$38,581,976	$8,038,024	$(1,210,700)	$(32,925,364)	$200,837,438	$2,782,260	$5,068,595

Moderate Allocation Fund
Bond Fund	$101,100,790	$24,044,168	$22,827	$(4,955,509)	$(9,418,397)	$110,793,879	$1,927,433	$405,710
Equity Index Fund	164,236,662	15,599,221	21,617,626	13,947,402	(37,090,977)	178,309,934	2,076,993	6,926,795
International Fund	46,343,571	6,858,199	516,276	(728,170)	(3,739,962)	49,249,914	787,839	4,185,951
Mid-Cap Equity Index Fund	71,312,929	12,369,377	3,840,231	3,417,854	(13,676,827)	77,263,564	852,532	8,690,232
Mid-Term Bond Fund	60,766,351	19,193,826	(160,116)	(2,538,409)	(5,609,943)	71,651,709	852,686	514,537

Total	$443,760,303	$78,064,791	$25,836,844	$9,143,168	$(69,536,106)	$487,269,000	$6,497,483	$20,723,225

Aggressive Allocation Fund
Bond Fund	$59,066,316	$22,749,920	$174,617	$(3,134,990)	$(5,825,007)	$73,030,856	$1,248,037	$265,127
Equity Index Fund	119,704,001	14,430,790	12,581,944	13,908,481	(19,059,102)	141,566,114	1,574,873	5,464,124
International Fund	50,721,049	10,838,445	619,142	(1,008,938)	(4,310,565)	56,859,133	876,433	4,794,101
Mid-Cap Equity Index Fund	68,867,385	14,064,425	3,936,414	2,630,163	(8,809,931)	80,688,456	835,847	9,004,694
Small Cap Growth Fund	21,872,194	3,958,203	1,681,383	(2,560,536)	(6,436,855)	18,514,389	4,926	2,897,306
Small Cap Value Fund	16,943,338	2,424,576	680,085	3,147,159	(3,436,854)	19,758,304	105,197	1,263,410

Total	$337,174,283	$68,466,359	$19,673,585	$12,981,339	$(47,878,314)	$390,417,252	$4,645,313	$23,688,762

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

4.	CAPITAL SHARE ACTIVITY

The Investment Company has registered an indefinite number of its capital shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. As of December 31, 2021, shares authorized at par value $0.01 per share were allocated into the 28 series of Funds as follows:

Authorized No. of Shares
Total Shares Allocated
Equity Index Fund	900,000,000
All America Fund	200,000,000
Small Cap Value Fund	475,000,000
Small Cap Growth Fund	570,000,000
Small Cap Equity Index Fund	200,000,000
Mid Cap Value Fund	100,000,000
Mid-Cap Equity Index Fund	1,050,000,000
Composite Fund	150,000,000
International Fund	1,275,000,000
Catholic Values Index Fund	100,000,000
Retirement Income Fund	270,000,000
2015 Retirement Fund	200,000,000
2020 Retirement Fund	665,000,000
2025 Retirement Fund	1,025,000,000
2030 Retirement Fund	915,000,000
2035 Retirement Fund	845,000,000
2040 Retirement Fund	685,000,000
2045 Retirement Fund	675,000,000
2050 Retirement Fund	470,000,000
2055 Retirement Fund	350,000,000
2060 Retirement Fund	200,000,000
2065 Retirement Fund	100,000,000
Conservative Allocation Fund	215,000,000
Moderate Allocation Fund	370,000,000
Aggressive Allocation Fund	265,000,000
Money Market Fund	425,000,000
Mid-Term Bond Fund	840,000,000
Bond Fund	1,525,000,000

Sub-Total	15,060,000,000
Shares to be allocated at the discretion of the Board of Directors	3,690,000,000

Total	18,750,000,000

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

4.	CAPITAL SHARE ACTIVITY (CONTINUED)

On September 25, 2020, after the close of trading on the New York Stock Exchange, the Funds listed below effected a 1 for 10 reverse split, and post-split shares began trading on September 28, 2020. As a result of the reverse split, every ten pre-split shares were automatically exchanged for one post-split share. The effect of the reverse split transaction was to reduce the number of shares outstanding by the reverse split factor and resulted in a proportionate increase in the net asset value per share. These transactions had not changed the net assets or the value of a shareholder’s investment. Shares issued and outstanding immediately prior to and after the reverse share split, not accounting for fractional shares, are listed below.

	Pre-split		Post-split
Fund	Shares Outstanding	NAV	Shares Outstanding	NAV
Equity Index Fund	659,329,198	$4.95	65,932,920	$49.52
All America Fund	114,078,711	$2.38	11,407,871	$23.84
Small Cap Value Fund	326,943,951	$1.10	32,694,395	$11.04
Small Cap Growth Fund	337,150,569	$1.60	33,715,057	$16.03
Small Cap Equity Index Fund	60,189,271	$0.82	6,018,927	$8.17
Mid Cap Value Fund	56,363,755	$1.36	5,636,375	$13.62
Mid-Cap Equity Index Fund	715,581,162	$2.00	71,558,116	$20.00
Composite Fund	94,147,376	$1.92	9,414,738	$19.22
International Fund	893,902,865	$0.84	89,390,286	$8.36
Retirement Income Fund	138,682,344	$1.25	13,868,234	$12.51
2015 Retirement Fund	126,950,894	$1.07	12,695,089	$10.66
2020 Retirement Fund	442,847,490	$1.26	44,284,749	$12.56
2025 Retirement Fund	673,812,746	$1.37	67,381,275	$13.68
2030 Retirement Fund	602,098,143	$1.42	60,209,814	$14.18
2035 Retirement Fund	504,138,850	$1.43	50,413,885	$14.29
2040 Retirement Fund	423,201,240	$1.41	42,320,124	$14.08
2045 Retirement Fund	444,420,114	$1.38	44,442,011	$13.84
2050 Retirement Fund	265,094,673	$1.68	26,509,467	$16.80
2055 Retirement Fund	136,094,192	$1.28	13,609,419	$12.79
2060 Retirement Fund	49,822,684	$1.06	4,982,268	$10.63
2065 Retirement Fund	1,138,924	$0.98	113,892	$9.85
Conservative Allocation Fund	135,747,628	$1.32	13,574,763	$13.17
Moderate Allocation Fund	259,103,116	$1.57	25,910,312	$15.68
Aggressive Allocation Fund	173,940,219	$1.70	17,394,022	$17.04
Money Market Fund	90,939,944	$1.24	9,093,994	$12.36
Mid-Term Bond Fund	688,855,309	$1.12	68,885,531	$11.19
Bond Fund	1,133,121,793	$1.58	113,312,179	$15.79

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION

On the last business day of each month in 2021, excluding December 31, 2021, ordinary dividend distributions from net investment income were declared and paid for the Mid-Term Bond and Bond Funds. On June 15, 2021 and June 17, 2021, required distributions of net investment income were declared and paid for each of the remaining Funds other than the Small Cap Growth and Money Market Funds.

On October 15, 2021, required distributions of net investment income and, as applicable, net realized gains relating to 2020 were declared and paid for all applicable funds in accordance with Internal Revenue Code Section 855(a). No such distributions were required for the Small Cap Value, Mid Cap Value, International, Money Market and Bond Funds.

On December 14, 2021 and December 21, 2021, required distributions of net investment income and net realized gains were declared and paid for all applicable funds.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

Pursuant to shareholders’ instructions, substantially all dividend distributions throughout 2021 and 2020 were immediately reinvested into their respective funds. The tax character of the distributions paid during 2021 and 2020 were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
Ordinary Income (a)
2021	$62,086,163	$8,266,406	$7,657,057	$23,466,428	$8,590,561
2020	$122,195,872	$7,582,841	$13,582,577	$7,508,951	$954,491
Long-Term Capital Gains
2021	$180,908,055	$27,694,666	$32,478,563	$81,976,626	$11,684,570
2020	$220,613,567	$35,906,591	$14,846,012	$95,613,347	$596,209

	Mid Cap Value Fund	Mid-Cap Equity Index Fund	Composite Fund	International Fund	Catholic Values Index Fund
Ordinary Income (a)
2021	$3,027,617	$59,210,368	$4,668,574	$18,164,824	$101,687
2020	$2,903,700	$51,939,048	$7,310,408	$35,578,582	$12,407
Long-Term Capital Gains
2021	$6,966,314	$198,308,398	$6,326,764	$100,681,320	$117
2020	$2,815,385	$99,914,784	$8,264,305	$2,633,305	$60
Return of Capital
2021	$—	$—	$—	$—	$—
2020	$678,075	$—	$—	$25,300	$—

	Retirement Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund
Ordinary Income (a)
2021	$2,781,857	$2,019,752	$9,766,005	$18,823,493	$19,503,823
2020	$8,831,617	$7,739,824	$32,163,996	$50,655,495	$45,906,073
Long-Term Capital Gains
2021	$6,110,328	$14,617,476	$30,458,124	$53,690,328	$53,015,454
2020	$4,419,083	$9,744,064	$43,417,200	$67,084,688	$68,337,244

	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund
Ordinary Income (a)
2021	$19,606,071	$17,068,129	$17,768,985	$13,083,679	$7,009,819
2020	$38,406,064	$31,063,883	$31,733,226	$22,434,901	$8,253,278
Long-Term Capital Gains
2021	$41,119,948	$43,235,552	$49,641,380	$29,836,828	$10,466,255
2020	$62,853,780	$51,953,472	$53,091,060	$26,320,708	$7,840,136

	2060 Retirement Fund	2065 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Ordinary Income (a)
2021	$2,891,737	$676,296	$2,961,310	$8,032,183	$6,972,589
2020	$2,361,503	$62,059	$10,280,584	$23,858,923	$16,617,280
Long-Term Capital Gains
2021	$4,256,508	$122,695	$8,867,128	$28,940,480	$32,208,073
2020	$1,965,050	$28,895	$6,187,442	$31,443,710	$32,692,541

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Ordinary Income (a)
2021	$—	$10,662,885	$37,094,616
2020	$4,464,975	$27,233,746	$80,597,273
Long-Term Capital Gains
2021	$—	$6,177,996	$7,401,541
2020	$—	$46,177	$338,088
Return of Capital
2021	$—	$—	$—
2020	$11,829	$—	$84,884

Notes:

(a)	Includes distributions from Fund-level net short-term capital gains.

Undistributed net income and gains (losses) — As of December 31, 2021, undistributed net income and undistributed accumulated gain (loss) for federal income tax purposes were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
Accumulated undistributed net investment income	$2,858,553	$614,261	$2,565,732	$335,792	$519,811
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$62,078,222	$17,408,371	$11,612,147	$8,410,466	$3,304,473
Post-October Capital Loss Deferred	$—	$—	$—	$(2,870,119)	$—
Net unrealized appreciation (depreciation) of investments and futures contracts	$2,657,442,128	$147,802,609	$127,205,953	$180,298,123	$24,227,117

	Mid Cap Value Fund	Mid-Cap Equity Index Fund	Composite Fund	International Fund	Catholic Value Index Fund
Accumulated undistributed net investment income	$780,349	$3,062,618	$209,909	$4,318,977	$1,293
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$3,617,973	$55,218,825	$3,475,400	$96,513,276	$19,530
Post-October Capital Loss Deferred	$—	$—	$—	$—	$(11,033)
Net unrealized appreciation (depreciation) of investments and futures contracts	$40,538,059	$596,892,168	$61,731,974	$16,551,002	$1,218,317

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

	Retirement Income Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund
Accumulated undistributed net investment income	$20,973	$10,721	$—	$—	$—
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$5,573,140	$—	$26,558,019	$48,555,864	$52,847,651
Post-October Capital Loss Deferred	$—	$(2,966,656)	$—	$—	$—
Net unrealized appreciation (depreciation) of investments and futures contracts	$7,025,387	$9,562,148	$52,319,116	$120,843,237	$157,618,575

	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund
Accumulated undistributed net investment income	$—	$—	$—	$—	$—
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$54,702,856	$48,782,657	$51,880,120	$40,283,508	$18,577,533
Net unrealized appreciation (depreciation) of investments and futures contracts	$163,710,418	$147,720,738	$161,887,591	$109,595,356	$40,143,189

	2060 Retirement Fund	2065 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Accumulated undistributed net investment income	$—	$18,612	$6,088	$—	$—
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$7,615,817	$998,406	$6,863,423	$25,464,448	$17,788,464
Net unrealized appreciation (depreciation) of investments and futures contracts	$12,524,484	$(35,376)	$13,051,583	$73,532,610	$74,873,607

	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Accumulated undistributed net investment income	$—	$138,524	$460,422
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$(6,465)	$125,409	$—
Post-October Capital Loss Deferred	$—	$—	$(720,477)
Net unrealized appreciation (depreciation) of investments and futures contracts	$—	$(3,298,753)	$14,883,179

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

The difference between the components of distributable earnings for income tax purposes and the amounts reflected in the statements of assets and liabilities arise primarily from federal income tax treatment of wash sales, REITs, PFICs, partnerships, corporate actions and futures contracts.

Reclassifications: U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. For the year ended December 31, 2021, the Funds reclassified amounts primarily relating to tax treatment of paydowns, REITs, PFICs, prior year post financial statement adjustments, and deemed distributions on redeemed shares. These reclassifications have no effect on net assets or net asset values per share.

6.	RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Funds have complied with ASU 2018-13 for the year ended December 31, 2021, resulting in i) disclosures for the total unrealized gain or loss attributable to fair value changes in Level 3 securities, and ii) the elimination of the disclosure of the reasons and amounts of transfers between Level 1 and Level 2, and the Funds’ valuation processes for Level 3 securities.

In March 2020, the FASB issued ASU No. 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments that will undergo reference rate-related modifications as a result of the reference rate reform.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

7.	OTHER MATTERS

During 2020, the COVID-19 outbreak was declared a pandemic by the World Health Organization. The situation is dynamic with various cities and countries around the world responding in different ways to address the outbreak. The rapid development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse impact on economic and market conditions and trigger a period of global economic slowdown.

Management is still monitoring developments relating to COVID-19 and are coordinating its operational response based on existing business continuity plans and on guidance from global health organizations, relevant governments and general pandemic response best practices.

8.	REORGANIZATIONS

On July 31, 2020, the Investment Company 2010 Retirement Fund (“Transferor Fund”), was reorganized into the Retirement Income Fund, (“Surviving Fund”) in accordance with an Agreement and Plan of Reorganization (the “Agreement”) made on February 28, 2020. The Agreement provided for the transfer of all assets of the Transferor Fund for shares of the Surviving Fund and the assumption of the liabilities of the Transferor Fund by the Surviving Fund. The Transferor Fund then ceased operations.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

8.	REORGANIZATIONS (CONTINUED)

On the reorganization date, the Transferor Fund had the following total investment cost and value, representing the principal assets acquired by the Surviving Fund:

Transferor Fund	Total Investment Value	Total Investment Cost	Unrealized Gain on Investments
2010 Retirement Fund	$28,038,777	$25,894,980	$2,143,797

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange, for tax purposes only, of the following shares on July 31, 2020:

Transferor Fund	Shares(a)	Surviving Fund	Shares(a)	Value
2010 Retirement Fund	2,883,078	Retirement Income Fund	2,244,332	$28,086,782

(a)	Shares adjusted for the 1 for 10 reverse share split on September 25, 2020.

For financial reporting purposes, assets received and shares issued by the Surviving Fund, including the associated cost basis of the acquired investments, were recorded at fair value.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Transferor Fund	Net Assets	Unrealized Appreciation on Investments	Surviving Fund	Net Assets
2010 Retirement Fund	$28,086,782	$2,143,797	Retirement Income Fund	$142,889,403

Assuming the acquisition had been completed on January 1, 2020, the Surviving Fund’s unaudited pro forma results of operations for the year ended December 31, 2020 would have been as follows:

Surviving Fund	Net Investment Income(a)	Net Realized and Unrealized Gain on Investments(b)	Net Increase in Net Assets Resulting from Operations
Retirement Income Fund	$6,536,553	$5,075,702	$12,328,323

(a)

Net investment income (loss) as reported in the Statement of Operations (Year ended December 31, 2020) of the Surviving Fund, plus net investment income from the Transferor Fund pre-merger were as follows:

Transferor Fund	Net Investment Income (Loss)
2010 Retirement Fund	$(7,730)

(b)

Net realized and unrealized gain (loss) on investments as reported in the Statement of Operations (Year ended December 31, 2020) of the Surviving Fund, plus net realized and unrealized gain (loss) on investments from the Transferor Fund pre-merger were as follows:

Transferor Fund	Net Realized and Change in Unrealized Gain (Loss) on Investments
2010 Retirement Fund	$716,068

Since both the Transferor Fund and the Surviving Fund sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment fund had been managed as a single integrated fund since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Transferor Fund that have been included in the Surviving Fund’s Statement of Operations since July 31, 2020.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

8.	REORGANIZATIONS (CONTINUED)

Furthermore, after the close of trading on the New York Stock Exchange on December 16, 2020, each of the funds of the Mutual of America Institutional Funds, Inc. (“Target Funds”) were reorganized into the Funds of the Investment Company (“Acquiring Funds”) in accordance with an Agreement and Plan of Reorganization (the “Agreement”) made on September 14, 2020. The Agreement provided for the transfer of all assets of the Target Funds for shares of the Acquiring Funds and the assumption of the liabilities of the Target Funds by the Acquiring Funds as follows:

Target Funds	Acquiring Funds
Equity Index Fund	Equity Index Fund
All America Fund	All America Fund
Small Cap Value Fund	Small Cap Value Fund
Small Cap Growth Fund	Small Cap Growth Fund
Mid-Cap Equity Index Fund	Mid-Cap Equity Index Fund
International Fund	International Fund
Money Market Fund	Money Market Fund
Bond Fund	Bond Fund

On the reorganization date, the Target Funds had the following total investment cost and value, representing the principal assets acquired by the Acquiring Funds:

Target Funds	Total Investment Value	Total Investment Cost	Unrealized Gain on Investments
Equity Index Fund	$82,913,803	$55,736,046	$27,177,757
All America Fund	$7,900,806	$6,061,710	$1,839,096
Small Cap Value Fund	$14,503,579	$11,920,798	$2,582,781
Small Cap Growth Fund	$17,430,326	$12,003,678	$5,426,648
Mid-Cap Equity Index Fund	$41,255,421	$31,679,947	$9,575,474
International Fund	$10,139,839	$8,742,930	$1,396,909
Money Market Fund	$21,824,002	$21,824,002	$—
Bond Fund	$58,042,483	$56,721,878	$1,320,605

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives and policies as a result of the transfer/reorganization detailed above.

The reorganization was accomplished by a tax-free exchange of the following shares on December 16, 2020:

Target Funds	Shares	Acquiring Funds	Shares	Value
Equity Index Fund	5,870,059	Equity Index Fund	1,645,958	$82,906,910
All America Fund	1,036,340	All America Fund	335,915	$7,991,417
Small Cap Value Fund	1,343,107	Small Cap Value Fund	1,134,296	$15,029,422
Small Cap Growth Fund	1,081,026	Small Cap Growth Fund	1,021,931	$17,526,115
Mid-Cap Equity Index Fund	3,390,230	Mid-Cap Equity Index Fund	1,818,600	$41,427,718
International Fund	929,469	International Fund	1,103,190	$10,248,633
Money Market Fund	2,089,129	Money Market Fund	1,852,591	$21,953,211
Bond Fund	5,699,620	Bond Fund	3,959,362	$59,390,437

For financial reporting purposes, assets received and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Acquiring Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

8.	REORGANIZATIONS (CONTINUED)

The net assets and net unrealized appreciation immediately before the reorganization were as follows:

Target Funds	Net Assets	Unrealized Appreciation on Investments	Acquiring Funds	Net Assets
Equity Index Fund	$82,906,910	$27,177,757	Equity Index Fund	$3,350,558,625
All America Fund	$7,991,417	$1,839,096	All America Fund	$291,290,052
Small Cap Value Fund	$15,029,422	$2,582,781	Small Cap Value Fund	$442,295,936
Small Cap Growth Fund	$17,526,115	$5,426,648	Small Cap Growth Fund	$567,007,609
Mid-Cap Equity Index Fund	$41,427,718	$9,575,474	Mid-Cap Equity Index Fund	$1,728,497,274
International Fund	$10,248,633	$1,396,909	International Fund	$901,140,207
Money Market Fund	$21,953,211	$—	Money Market Fund	$99,357,507
Bond Fund	$59,390,437	$1,320,605	Bond Fund	$1,760,581,111

Assuming the reorganization had been completed on January 1, 2020, the Acquiring Funds’ unaudited pro forma results of operations for the year ended December 31, 2020 would have been as follows:

Acquiring Funds	Net Investment Income(a)	Net Realized and Unrealized Gain on Investments and Futures Contracts(b)	Net Increase in Net Assets Resulting from Operations
Equity Index Fund	$57,126,039	$533,961,466	$591,087,505
All America Fund	$3,772,468	$43,455,965	$47,228,433
Small Cap Value Fund	$7,761,575	$(32,430,942)	$(24,669,367)
Small Cap Growth Fund	$(993,059)	$208,328,020	$207,334,961
Mid-Cap Equity Index Fund	$23,715,375	$201,903,147	$225,618,522
International Fund	$15,947,999	$70,079,941	$86,027,940
Money Market Fund	$629,645	$(6,736)	$622,909
Bond Fund	$35,336,713	$67,668,880	$103,005,593

a)

Net investment income (loss) as reported in the Statement of Operations (Year ended December 31, 2020) of the Acquiring Funds, plus net investment income from the Target Funds pre-merger were as follows:

Target Funds	Net Investment Income (Loss)
Equity Index Fund	$1,080,975
All America Fund	$88,879
Small Cap Value Fund	$197,971
Small Cap Growth Fund	$(26,542)
Mid-Cap Equity Index Fund	$455,325
International Fund	$97,387
Money Market Fund	$80,524
Bond Fund	$531,666

b)

Net realized and unrealized gain (loss) on investments as reported in the Statement of Operations (Year ended December 31, 2020) of the Acquiring Funds, plus net realized and unrealized gain (loss) on investments from the Target Funds pre-merger were as follows:

Target Funds	Net Realized and Change in Unrealized Gain (Loss) on Investments and Futures Contracts
Equity Index Fund	$10,714,249
All America Fund	$980,496
Small Cap Value Fund	$41,213
Small Cap Growth Fund	$4,979,447
Mid-Cap Equity Index Fund	$5,347,004
International Fund	$1,262,513
Money Market Fund	$(424)
Bond Fund	$663,646

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

8.	REORGANIZATIONS (CONTINUED)

Since both the Target Funds and the Acquiring Funds sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolio had been managed as a single integrated portfolio since the reorganization was completed, it is also not practicable to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Acquiring Funds’ Statement of Operations since December 16, 2020.

9.	SUBSEQUENT EVENTS

On September 7, 2021, Brown Brothers Harriman & Co. (“BBH”), the Funds’ administration and accounting agent, custodian and securities lending agent, announced that it had entered into an agreement with State Street Bank and Trust Company (“State Street”) to sell BBH’s Investor Services business to State Street (the “Transaction”). The Transaction is subject to certain closing conditions, including regulatory and customary approvals and is expected to be consummated during the first calendar quarter of 2022 (the “Closing Date”). Consequently, upon consummation of the Transaction, it is expected that State Street will replace BBH as the Funds’ administration and accounting agent and custodian effective as of the Closing Date.

Management, on behalf of the Investment Company, has evaluated the need for disclosures and/or adjustments to the financial statements from subsequent events. As a result of this evaluation, except as noted above, no additional subsequent events require disclosure and/or adjustment to the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Directors

Mutual of America Investment Corporation:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the funds listed in the Appendix, each a fund comprising Mutual of America Investment Corporation (the Funds), including the portfolios of investments in securities, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods listed in the Appendix, and the related notes (collectively, the financial statements), and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Mutual of America investment companies since 2002.

New York, New York

March 1, 2022

Appendix

Equity Index Fund

All America Fund

Composite Fund

Small Cap Value Fund

Small Cap Growth Fund

Mid Cap Value Fund

Mid-Cap Equity Index Fund

International Fund

Money Market Fund

Mid-Term Bond Fund

Bond Fund

Small Cap Equity Index Fund

Retirement Income Fund

2015 Retirement Fund

2020 Retirement Fund

2025 Retirement Fund

2030 Retirement Fund

2035 Retirement Fund

2040 Retirement Fund

2045 Retirement Fund

2050 Retirement Fund

2055 Retirement Fund

2060 Retirement Fund

Conservative Allocation Fund

Moderate Allocation Fund

Aggressive Allocation Fund

Statement of operations for the year ended December 31, 2021

Statements of changes in net assets for each of the years in the two-year period ended December 31, 2021

2065 Retirement Fund

Statement of operations for the year ended December 31, 2021

Statements of changes in net assets for the year ended December 31, 2021 and for the period from August 3, 2020 (commencement of operations) through December 31, 2020

Catholic Values Index Fund

Statement of operations for the year ended December 31, 2021

Statements of changes in net assets for the year ended December 31, 2021 and for the period from September 30, 2020 (commencement of operations) through December 31, 2020

MUTUAL OF AMERICA INVESTMENT CORPORATION

ADDITIONAL INFORMATION

Directors and Officers — unaudited

The tables below show information about the Directors and officers of the Investment Company. The address of each Director and officer is c/o Mutual of America Investment Corporation, 320 Park Avenue, New York, New York 10022. The Investment Company does not hold regular annual meetings of shareholders, and each Director has been elected by shareholders to serve until a successor is duly elected at a meeting of shareholders called for the purpose of electing directors. Each officer of the Investment Company has been elected by the Board of Directors to serve until a successor is duly elected. The Independent Directors do not serve as directors of any other investment companies advised by or affiliated with the Adviser or Mutual of America with the exception of serving on the Board of Directors of Mutual of America Variable Insurance Portfolios, Inc., an affiliated registered management investment company, which also receives investment advice from the Adviser. The Interested Directors and officers of the Investment Company do not receive compensation from the Investment Company for their service. Mr. Roth serves as director of another investment company advised by or affiliated with the Adviser, Mutual of America Variable Insurance Portfolios, Inc.

The Investment Company’s Statement of Additional Information (“SAI”), filed with the Securities and Exchange Commission, contains additional information about the Investment Company’s Directors and Officers. A copy of the latest SAI can be obtained, without charge, by writing to Mutual of America Investment Corporation at 320 Park Avenue, New York, NY 10022-6839 or by calling 800.468.3785 or through the following websites: mutualofamerica.com or sec.gov.

Independent Directors
Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director

Carolyn N. Dolan, age 74	Since April 2011	Executive Vice President, Head of Direct Client Investments, Fiera Capital Inc.; prior thereto Founding Principal and Portfolio Manager, Samson Capital Advisors LLC	Director, Market Street Trust Company; Trustee, Fordham University; Mutual of America Variable Insurance Portfolios, Inc.

Stanley E. Grayson, age 71	Since November 2017	Vice Chairman and Chief Operating Officer, M.R. Beal & Company (Retired 2014)	Director, TD Bank, N.A.; Director, YMCA of Greater New York; Trustee, College of the Holy Cross; Director, Mother Cabrini Health Foundation; Mutual of America Variable Insurance Portfolios, Inc.

LaSalle D. Leffall, III, age 58	Since April 2011	President and Founder, LDL Financial, LLC	Advisory Board member, Cabot Properties; Mutual of America Variable Insurance Portfolios, Inc.

John W. Sibal, age 69	Since April 2011	President & Chief Executive Officer, Eustis Commercial Mortgage Corporation	Director, Eustis Commercial Mortgage Corporation; Director, New Orleans Recreation Development Foundation; Mutual of America Variable Insurance Portfolios, Inc.

Independent Directors
Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director

Margaret M. Smyth, age 58	Since February 2007	U.S. Chief Financial Officer, National Grid; prior thereto Vice President of Finance, Con Edison; prior thereto Vice President, Chief Financial Officer, Hamilton Sundstrand, a United Technologies Company	Director, Lilium N.V.; Director, Remitly, Inc.; Director, Frontier Communications; Director, Etsy, Inc.; Director, CenTrio; Board of Trustees, Concern Worldwide, USA; Executive Committee, Fordham University President’s Council; Mutual of America Variable Insurance Portfolios, Inc.

William E. Whiston, age 67	Since February 2011	Chief Financial Officer, the Archdiocese of New York; Adjunct Professor in Finance, Fordham University Graduate School of Business; prior thereto Executive Vice President and member, United States Management Board at Allied Irish Bank	Director, Sterling National Bank; Trustee and Treasurer, Trustees of St. Patrick’s Cathedral in New York City; Trustee, St. Joseph’s Seminary; Mutual of America Variable Insurance Portfolios, Inc.

Interested Director
Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director

James J. Roth, Chairman, President and Chief Executive Officer, age 72	Since August 2015	Senior Executive Vice President and General Counsel, Mutual of America Life Insurance Company since March 2013; Chairman of the Board, President and Chief Executive Officer, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc. since August 2015 and of Mutual of America Variable Insurance Portfolios, Inc. since April 2019	Mutual of America Life Insurance Company; Mutual of America Variable Insurance Portfolios, Inc.; Mutual of America Holding Company LLC; Mutual of America Foundation

Mr. Roth is an “interested person” as an officer of the Adviser and of affiliates of the Adviser.

Officers
Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Officer

Chris W. Festog, Senior Executive Vice President, Chief Financial Officer and Treasurer, age 60	Since April 2013	Senior Executive Vice President and Chief Financial Officer, Mutual of America Life Insurance Company since March 2017; prior thereto Executive Vice President and Chief Financial Officer, Mutual of America Life Insurance Company since March 2015; prior thereto Executive Vice President and Deputy Treasurer, Mutual of America Life Insurance Company	Mutual of America Holding Company LLC; Mutual of America Securities LLC

Vincent R. FitzPatrick III, Vice President, Associate General Counsel and Corporate Secretary, age 49	Since April 2021	Vice President, Associate General Counsel and Corporate Secretary, Mutual of America Investment Corporation and Mutual of America Variable Insurance Portfolios since 2021; prior thereto Vice President, Associate General Counsel and Assistant Corporate Secretary, Mutual of America Life Insurance Company since 2019; prior thereto Vice President, Associate General Counsel, Mutual of America Life Insurance Company	None

Kathryn A. Lu, Executive Vice President and Chief Compliance Officer, age 61	Since July 2008	Executive Vice President and Chief Compliance Officer, Mutual of America Life Insurance Company; Executive Vice President and Chief Compliance Officer, Mutual of America Investment Corporation, Mutual of America Institutional Funds, Inc. and Mutual of America Variable Insurance Portfolios, Inc.	None

Christopher M. Miseo, Senior Vice President and Chief Accounting Officer, age 65	Since March 2013	Senior Vice President and Director of Accounting and Financial Reporting, Mutual of America Life Insurance Company	None

Officers
Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Officer

Michelle A. Rozich, Executive Vice President, Enterprise Risk Management and Internal Auditor, age 48	Since March 2018	Executive Vice President, Enterprise Risk Management and Internal Auditor, since November 2020; prior thereto Senior Vice President and Internal Auditor, Mutual of America Life Insurance Company as of March 2018; Senior Vice President and Internal Auditor, Mutual of America Investment Corporation, Mutual of America Institutional Funds, Inc., and Mutual of America Variable Insurance Portfolios, Inc.; formerly Audit Senior Manager, KPMG LLP	None

Quarterly Portfolio Schedules

Included in this Annual Report are schedules of Mutual of America Investment Corporation’s (“Investment Company”) Fund portfolio holdings as of December 31, 2021. The Investment Company files complete schedules of Fund portfolio holdings, excluding the Money Market Fund, with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Investment Company fund portfolio holdings are also available for the first and third quarters of the most recent fiscal year through the website, mutualofamerica.com.

The Money Market Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. The fund portfolio holdings for the prior six months are also available through the website, mutualofamerica.com.

The Form N-PORT and Form N-MFP are available on the SEC’s website at sec.gov.

Proxy Voting Policies and Procedures

A copy of the Investment Company’s proxy voting policies and procedures can be obtained free of charge by calling 800.468.3785. It is also available on the SEC’s website at sec.gov.

Information regarding how the Investment Company voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021 is available without charge by calling 800.468.3785. It is also available on the SEC website.

Code of Ethics

The Investment Company has adopted a Code of Ethics that complies with Rule 17j-1 of the Investment Company Act of 1940 and with the requirements of the Sarbanes-Oxley Act of 2002. A copy of the Code of Ethics is available free of charge, upon request. To obtain a free copy of the Code of Ethics, please call 212.224.1568 or write to:

Ms. Kathryn A. Lu

Executive Vice President and Chief Compliance Officer

Mutual of America Investment Corporation

320 Park Avenue

New York, NY 10022-6839

Supplemental Dividend Information — Unaudited

Dividends from the Money Market, Mid-Term Bond and Bond Funds do not qualify for the corporate dividends received deduction. The following are the percentages of the ordinary dividends distributed in 2021 by the other Investment Corporation Funds that qualify for the corporate dividends received deduction:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
Ordinary dividend qualifying percentage	86.53%	47.07%	69.18%	16.41%	17.77%

	Mid-Cap Equity Index Fund	Mid Cap Value Fund	Composite Fund	International Fund	Catholic Values Index Fund
Ordinary dividend qualifying percentage	32.65%	49.16%	46.51%	0.02%	51.18%

	Retirement Income Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund
Ordinary dividend qualifying percentage	24.28%	25.17%	26.64%	30.43%	35.80%

	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund
Ordinary dividend qualifying percentage	35.80%	37.42%	37.96%	38.93%	32.88%

	2060 Retirement Fund	2065 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Ordinary dividend qualifying percentage	29.79%	15.18%	25.04%	34.84%	37.34%

Important tax information — Unaudited: The following amounts of 2021 Investment Corporation Fund long-term capital gains (if any) have been designated as capital gains dividends.

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
Dividends qualifying for reduced long-term capital gains tax rate	$180,908,055	$27,694,666	$32,478,563	$81,976,626	$11,684,570

	Mid-Cap Equity Index Fund	Mid Cap Value Fund	Composite Fund	International Fund	Catholic Values Index Fund
Dividends qualifying for reduced long-term capital gains tax rate	$198,308,398	$6,966,314	$6,326,764	$100,681,320	$117

	Retirement Income Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund
Dividends qualifying for reduced long-term capital gains tax rate	$6,110,328	$14,617,476	$30,458,124	$53,690,328	$53,015,454

	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund
Dividends qualifying for reduced long-term capital gains tax rate	$41,119,948	$43,235,552	$49,641,380	$29,836,828	$10,466,255

	2060 Retirement Fund	2065 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Dividends qualifying for reduced long-term capital gains tax rate	$4,256,508	$122,695	$8,867,128	$28,940,480	$32,208,073

	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Dividends qualifying for reduced long-term capital gains tax rate	$—	$6,177,996	$7,401,541

MUTUAL OF AMERICA

LIFE INSURANCE COMPANY

320 PARK AVENUE

NEW YORK, NY 10022-6839

www.mutualofamerica.com

320 PARK AVENUE

NEW YORK NY 10022-6839

ADDRESS SERVICE REQUESTED

ITEM 2.	CODE OF ETHICS.

Mutual of America Investment Corporation (the “Corporation”) has adopted a Code of Ethics that applies to its principal executive and financial officers, as well as all Access Persons as defined under Rule 17j-1 of the Investment Company Act of 1940. The Code of Ethics consists of two sections. The first section, designated as Section A, is the Code of Ethics required under Rule 17j-1. Section A requires those subject to it to submit periodic reports detailing their securities holdings and transactions (subject to several exemptions contained in the rules) and requires pre-approval for certain securities transactions by such persons, including purchases and sales of reportable securities, investments in initial public offerings and private placements.

The second section, designated as Section B, is to assure compliance with the Code of Ethics requirements of Section 406 of the Sarbanes-Oxley Act of 2002. It applies specifically to the Corporation’s principal executive and financial officers.

The two sections are not mutually exclusive and must be observed independently by each person to whom they are intended to apply. Section A applies to all individuals while Section B applies to the individuals designated in Section B. Both Sections explicitly require those individuals subject to the provisions of the Code of Ethics to promptly report violations of the Code of Ethics to the Chief Compliance Officer.

There have been no amendments to Section A or B during the period covered by this report.

The Annual Report to Shareholders includes information on how to obtain a copy of the Code of Ethics at no charge.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	(1) Mutual of America Investment Corporation’s Board of Directors has determined that one audit committee financial expert serves on its Audit Committee.

(a)

(2) The audit committee financial expert is Margaret M. Smyth. She is a Certified Public Accountant and is currently a Senior Adviser at Global Infrastructure, an ESG-themed infrastructure investment company, and a member of Deloitte’s Finance Advisory Council. She was formerly U.S. Chief Financial Officer at National Grid. Her experience also includes previously held senior finance positions at Con Edison, Hamilton Sundstrand and United Technologies, and was a partner at Deloitte Touche and Arthur Andersen. Ms. Smyth is considered an independent director.

(a)	(3) Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Aggregate Audit Fees:
2021: $679,585
2020: $593,100

(b), (c), (d) There were no Audit-Related, Tax or Other Fees.

(e) All non-audit fees are pre-approved by the Audit Committee in advance.

(f), (g), (h) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a)	Not applicable. The complete Schedules of Investment are included as part of the Reports to Stockholders in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely and accurate manner.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

Attached hereto:

(a) (1) Not applicable.

(2) Exhibit 99.CERT	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940.

(3) Not applicable.

(b) Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual of America Investment Corporation

By:	/s/ JAMES J. ROTH
James J. Roth
Chairman of the Board,
President and Chief Executive Officer of
Mutual of America Investment Corporation

Date: March 10, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JAMES J. ROTH
James J. Roth
Chairman of the Board,
President and Chief Executive Officer of
Mutual of America Investment Corporation

Date: March 10, 2022

By:	/s/ CHRIS W. FESTOG
Chris W. Festog
Senior Executive Vice President,
Chief Financial Officer and Treasurer of
Mutual of America Investment Corporation

Date: March 10, 2022